                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to  Section  240.14a-11(c) or  Section
    240.14a-12

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      N/A
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

 [ ] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

        Common Stock, no par value
   ---------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:


        94,104,682 shares
   ---------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        $27.15 per share
   ---------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:


        $2,554,942,116
   ---------------------------------------------------------------------------
   (5) Total fee paid:


        $510,989
   ---------------------------------------------------------------------------

 [X] Fee paid previously with preliminary materials: $510,989.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   ---------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:


   ---------------------------------------------------------------------------

   (3) Filing Party:


   ---------------------------------------------------------------------------

   (4) Date Filed:


   ---------------------------------------------------------------------------

                           [MIDAMERICAN ENERGY LOGO]


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                                666 GRAND AVENUE
                                  P.O. BOX 657
                          DES MOINES, IOWA 50303-0657


Dear Shareholder:

     We invite you to attend a Special Meeting of Shareholders of MidAmerican Energy Holdings Company which will be held on Friday, October 30, 1998 at the Polk County Convention Complex, 501 Grand Avenue, Des Moines, Iowa. The meeting will start at 10:00 a.m., local time.

     At this important meeting, we will ask you to approve the merger of a subsidiary of CalEnergy Company, Inc. with and into MidAmerican Energy Holdings Company. As a result of the merger, you will receive $27.15 in cash for each share of MidAmerican common stock you own and MidAmerican will become a subsidiary of CalEnergy, which will be reincorporated in Iowa and renamed MidAmerican Energy Holdings Company. This amount of $27.15 per share represents a premium of nearly 36% over the closing price of $20.00 per share of MidAmerican common stock on August 11, 1998, the last trading day prior to the announcement of the merger.

     We can complete the merger only if certain conditions are satisfied, including obtaining your approval and that of the CalEnergy shareholders and satisfying certain regulatory requirements. We currently expect that such regulatory approvals will be obtained, and the closing of the merger will occur, by the end of the first quarter of 1999.

     THE ACCOMPANYING JOINT PROXY STATEMENT INCLUDES A SUMMARY OF THE TERMS OF THE MERGER AND CERTAIN RELATED INFORMATION. WE ENCOURAGE YOU TO READ THIS ENTIRE DOCUMENT CAREFULLY, INCLUDING THE ANNEXES THERETO.

     Your Board of Directors has determined that the merger agreement and the transactions contemplated thereby are fair and in your best interests and recommends that you vote FOR approval of the merger agreement.

     We believe that the merger will result in the greatest overall value to our shareholders, employees, customers and communities, while creating the size and scale, and obtaining the experience, that we believe are needed to be successful in a restructured and deregulated energy market. At the same time, the merger will permit MidAmerican to continue its basic strategy of becoming a leading regional provider of energy and complementary services as a key component of a strong, growth-oriented and diversified energy company with operations around the world.

     EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. You have the option to revoke it at any time, or to vote your shares personally on request if you attend the meeting.

     Your vote is important no matter how many shares you hold. If you have any questions regarding the proposed transaction, please call MacKenzie Partners, our proxy solicitors, toll-free at 1-800-322-2885 or collect at (212) 929-5500, or our Shareholder Services office at 800-247-5211 or 515-242-4310.

     IF YOU DO NOT RETURN THE PROXY CARD AND DO NOT VOTE AT THE MEETING, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE MERGER.

     Please do not send in your stock certificates with your proxy card.


                                        Sincerely,

                                        /s/ Stanley J. Bright

                                        Stanley J. Bright
                                        Chairman, President and
                                        Chief Executive Officer
September 25, 1998

                           [MIDAMERICAN ENERGY LOGO]


                      MIDAMERICAN ENERGY HOLDINGS COMPANY
                                666 GRAND AVENUE
                                  P.O. BOX 657
                          DES MOINES, IOWA 50303-0657


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1998

To the Shareholders of MidAmerican Energy Holdings Company:


     A Special Meeting of holders of common stock of MidAmerican Energy Holdings Company, an Iowa corporation ("MidAmerican"), will be held on Friday, October 30, 1998 at the Polk County Convention Complex, 501 Grand Avenue, Des Moines, Iowa, commencing at 10:00 a.m., local time, for the following purposes:

   1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of August 11, 1998 (the "Merger Agreement"), attached as Annex I to the accompanying Joint Proxy Statement, providing for the merger (the "Merger") of a wholly owned subsidiary of CalEnergy Company, Inc. ("CalEnergy") with and into MidAmerican. As a result of the Merger, MidAmerican will become a wholly owned subsidiary of CalEnergy and each issued and outstanding share of MidAmerican common stock will be converted into the right to receive $27.15 per share; all as more fully described in the accompanying Joint Proxy Statement.

   2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 11, 1998, will be entitled to notice of and to vote at the Special Meeting or at any postponement or adjournment thereof. EVEN IF YOU NOW EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED POSTAGE-PAID ENVELOPE. If you do attend the Special Meeting, you may vote in person, whether or not you have sent in your proxy.


     Holders of MidAmerican common stock have the right to dissent from the proposed Merger and, upon compliance with the procedural requirements of the Iowa Business Corporation Act, to receive the "fair value" of their shares if the Merger is effected. See "The Merger--Dissenters' Rights" in the Joint Proxy Statement.

                                        By Order of the Board of Directors

                                        /s/ Paul J. Leighton

                                        Paul J. Leighton
                                        Vice President and
                                        Corporate Secretary


September 25, 1998

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE REINCORPORATION..........    1
JOINT PROXY STATEMENT SUMMARY ..........................................    4
PER SHARE PRICES AND DIVIDENDS OF MIDAMERICAN COMMON STOCK .............   11
MEETINGS, VOTING AND PROXIES ...........................................   12
 MidAmerican Meeting ...................................................   12
 CalEnergy Meeting .....................................................   12
THE COMPANIES ..........................................................   13
THE MERGER .............................................................   14
 Background of the Merger ..............................................   14
 Reasons for the Merger ................................................   17
 Recommendations of the Boards of Directors ............................   19
 Opinion of Financial Advisor to MidAmerican ...........................   19
 Opinions of Financial Advisors to CalEnergy ...........................   22
 Interests of Certain Persons in the Merger ............................   27
 Financing of the Merger ...............................................   31
 Dissenters' Rights ....................................................   31
 Certain Federal Income Tax Consequences ...............................   33
 Accounting Treatment ..................................................   33
ADDITIONAL INFORMATION RELATING TO THE REINCORPORATION .................   34
 General ...............................................................   34
 Reasons for the Reincorporation; Recommendation of the CalEnergy Board    34
 Dissenters' Rights ....................................................   34
 Certain Federal Income Tax Consequences ...............................   34
REGULATORY MATTERS .....................................................   35
 Antitrust Considerations ..............................................   35
 Federal Power Act .....................................................   35
 Iowa Public Utility Regulation ........................................   35
 Illinois Public Utility Regulation ....................................   35
 Nuclear Regulatory Commission Regulation ..............................   36
 Other Regulatory Matters ..............................................   36
OPERATIONS OF NEW MIDAMERICAN FOLLOWING THE MERGER .....................   36
 Management ............................................................   36
 Operations of New MidAmerican .........................................   36
 Joint Venture Letter of Intent ........................................   37
THE MERGER AGREEMENT ...................................................   37
 The Merger ............................................................   37
 Representations and Warranties ........................................   38
 Certain Covenants .....................................................   38
 No Solicitation of Transactions .......................................   40
 Conditions to the Merger ..............................................   41
 Benefit Plans .........................................................   42
 Termination ...........................................................   42
 Termination Fees ......................................................   43
 Expenses ..............................................................   44
 Amendment and Waiver ..................................................   44
SELECTED HISTORICAL FINANCIAL DATA .....................................   45
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA ..................   47
PRINCIPAL SHAREHOLDERS OF MIDAMERICAN ..................................   52

                                                                          PAGE
                                                                          ----
PRINCIPAL SHAREHOLDERS OF CALENERGY ....................................   53
DESCRIPTION OF NEW MIDAMERICAN CAPITAL STOCK ...........................   54
 New MidAmerican Common Stock ..........................................   54
 New MidAmerican Preferred Stock .......................................   54
 Preferred Stock Purchase Rights .......................................   55
COMPARISON OF RIGHTS OF CALENERGY SHAREHOLDERS .........................   55
INDEPENDENT ACCOUNTANTS ................................................   62
SHAREHOLDER PROPOSALS ..................................................   62
AVAILABLE INFORMATION ..................................................   62
INCORPORATION BY REFERENCE .............................................   63
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS ..............   64

ANNEXES
-------
Annex I      Agreement and Plan of Merger ..............................   I-1
Annex II     Opinion of Warburg Dillon Read LLC ........................   II-1
Annex III    Opinion of Credit Suisse First Boston Corporation .........   III-1
Annex IV     Opinion of Lehman Brothers Inc. ...........................   IV-1
Annex V      Iowa Business Corporation Act -- Dissenters'
               Rights Provisions .......................................   V-1
Annex VI     Amended and Restated Articles of Incorporation of
               New MidAmerican .........................................   VI-1

Annex VII    Amended and Restated By-Laws of New MidAmerican ...........   VII-1

                    QUESTIONS AND ANSWERS ABOUT THE MERGER
                            AND THE REINCORPORATION

Q:      WHY ARE THE TWO COMPANIES PROPOSING TO MERGE?

A: The merger will combine CalEnergy's strengths as a fast-growing global energy company having a successful track record in operating a regional gas and electric utility in the deregulated and competitive U.K. marketplace, as well as generating and other energy assets located in the U.S., Asia and Europe, with MidAmerican's U.S. utility and coal plant generating expertise and low-cost operating assets. We believe that the combined company will be able to offer consumers a broader range of products and services at competitive costs, and will be well-positioned to be successful and grow in the deregulating energy markets of the U.S. and throughout the world.

Q:      WHAT WILL MIDAMERICAN SHAREHOLDERS RECEIVE FOR THEIR SHARES?

A: MidAmerican shareholders will receive $27.15 in cash for each of their shares of MidAmerican common stock. This amount of $27.15 per share represents a premium of nearly 36% over the closing price of $20.00 per share of MidAmerican common stock on August 11, 1998, the last trading day prior to the announcement of the merger.

Q:      WHY DOES CALENERGY PROPOSE TO REINCORPORATE IN IOWA?

A: The merger agreement with MidAmerican requires that as a condition to the closing of the merger, CalEnergy must reincorporate as an Iowa corporation. This requirement is to ensure that CalEnergy (which after the merger will indirectly own MidAmerican Energy Company, an Iowa public utility owned by MidAmerican) will qualify for the intrastate exemption under the Public Utility Holding Company Act of 1935.

Q: WHAT WILL CALENERGY SHAREHOLDERS RECEIVE AS A RESULT OF THE MERGER AND THE REINCORPORATION?

A: As a result of the reincorporation, CalEnergy shareholders will receive the same number of shares in the new Iowa corporation as they currently own in CalEnergy. This new Iowa corporation will be renamed MidAmerican Energy Holdings Company ("New MidAmerican") and will succeed to the rights and obligations of CalEnergy and, after the merger, will own MidAmerican. CalEnergy shareholders will not receive any cash payments as a result of the reincorporation or the merger.

Q:      WILL THE REINCORPORATION HAVE ANY OTHER EFFECT ON CALENERGY
        SHAREHOLDERS?

A: In connection with the reincorporation, New MidAmerican will have new articles of incorporation and by-laws and will be subject to Iowa corporate law that differs from Delaware corporate law, which is applicable to CalEnergy currently. Also, after the reincorporation and the merger, New MidAmerican will have an expanded board of directors which will include Stanley J. Bright, MidAmerican's current Chairman, President and Chief Executive Officer, as well as Frank S. Cottrell, Jack W. Eugster and Robert L. Peterson, who are current MidAmerican Board members.

Q:      DO MIDAMERICAN SHAREHOLDERS VOTE ON THE MERGER?

A: Yes. The affirmative vote of a majority of the total outstanding shares of MidAmerican is required to approve the merger.

Q:      DO CALENERGY SHAREHOLDERS VOTE ON THE APPROVAL OF THE MERGER?

A: CalEnergy shareholders are formally voting only on the reincorporation. However, since the approval of the reincorporation is required in order to effect the merger, a vote on the reincorporation is effectively a vote on the merger as well. Approval of the reincorporation requires the affirmative vote of a majority of the total outstanding common shares of CalEnergy.

Q:      WHAT DO I NEED TO DO NOW?

A: Just mail your signed proxy card in the enclosed return envelope as soon as possible, so that your shares can be voted at the October 30, 1998 MidAmerican shareholder meeting (if you are a MidAmerican shareholder) or at the October 30, 1998 CalEnergy shareholder meeting (if you are a CalEnergy shareholder).

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should contact your broker and ask what directions your broker will need from you. Your broker will not be able to vote your shares without instructions from you.

Q:      CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the applicable shareholder meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the appropriate meeting and vote in person. Your attendance alone will not, however, revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q:      WHAT HAPPENS IF I DO NOT VOTE OR IF I ABSTAIN FROM VOTING?

A: It will have the same effect as a vote against approval of the merger (if you are a MidAmerican shareholder) or against approval of the reincorporation (if you are a CalEnergy shareholder).

Q: SHOULD MIDAMERICAN OR CALENERGY SHAREHOLDERS SEND IN THEIR STOCK CERTIFICATES NOW?

A: No. If you are a MidAmerican shareholder, after the merger is completed you will receive written instructions for exchanging your certificates representing MidAmerican common shares for the cash payments you are to receive. If your shares of MidAmerican common stock are currently held in uncertificated form, you do not need to request that certificates be issued. After the merger is completed, you will receive written information with respect to the cash payments for such uncertificated shares. Similarly, if you are a CalEnergy shareholder, after the reincorporation is completed, you will receive written instructions for exchanging your certificates representing CalEnergy common shares for a like number of New MidAmerican shares.

Q:      WHAT HAPPENS TO MY FUTURE DIVIDENDS?

A: MidAmerican plans to continue to pay dividends on its common stock until the closing of the merger at approximately the same times and rates per share as were paid during the last year, including a pro-rated dividend if the merger is consummated during a quarter. However, upon the closing of the merger, MidAmerican shareholders will be entitled only to the cash payment described above. MidAmerican believes that there are many investment opportunities for its shareholders which will enable them to reinvest the cash proceeds that they will receive from the merger in a manner that will enable them to maintain or exceed the dividends they received on their shares of MidAmerican common stock prior to the merger. MidAmerican shareholders are encouraged to contact their investment advisors for reinvestment advice.

        Following the merger, New MidAmerican expects to continue CalEnergy's current policy of not paying any dividends.

Q: WHAT ARE THE TAX CONSEQUENCES OF THE MERGER AND THE REINCORPORATION TO MIDAMERICAN AND CALENERGY SHAREHOLDERS?

A: The receipt of cash for shares of MidAmerican common stock in the merger will be taxable to MidAmerican shareholders for federal income tax purposes, and each shareholder will recognize gain or loss in an amount equal to the difference between the cash received by each shareholder and each shareholder's basis in the shareholder's shares. The reincorporation will not have any effect on CalEnergy shareholders for federal income tax purposes.

Q: WHAT WILL CALENERGY SHAREHOLDERS' TAX BASIS BE IN THE NEW MIDAMERICAN COMMON STOCK THEY RECEIVE IN THE REINCORPORATION?

A: CalEnergy shareholders' tax basis in the shares of New MidAmerican common stock will equal their current tax basis in their CalEnergy common stock.

Q:      WHAT REGULATORY APPROVALS AND FILINGS ARE NEEDED?

A:      Before we can complete the merger, we must, among other things:

         -- await the expiration or termination of the waiting period under the Hart- Scott-Rodino Antitrust Improvements Act of 1976;

         -- receive approvals from the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission;

         -- receive an order from Iowa regulators permitting the merger to occur;

         -- notify regulators in Illinois with respect to the merger; and

         -- obtain certain Federal Energy Regulatory Commission "qualifying facility" recertifications and certain other state certifications.

Q:      WHEN DO YOU EXPECT TO OBTAIN THE REQUIRED REGULATORY APPROVALS?

A: We currently expect that the above regulatory filings and approvals will be made and/or obtained by the end of the first quarter of 1999, although we cannot assure you that all the requisite approvals will be obtained by this time.

Q:      WHO CAN HELP ANSWER MY QUESTIONS?

A: If you are a MidAmerican shareholder and you have more questions about the merger, you should contact:

            MidAmerican Energy Holdings Company
            Shareholder Services
            666 Grand Avenue
            P.O. Box 657
            Des Moines, Iowa 50303-0657
            Telephone: 800-247-5211 or 515-242-4310
            Fax: 515-281-2389

            -or-

            MacKenzie Partners, Inc.
            156 Fifth Avenue
            New York, New York 10010
            Toll-Free Telephone: 800-322-2885
            Collect Telephone: 212-929-5500
            Fax: 212-929-0308

        If you are a CalEnergy shareholder and you have more questions about the reincorporation or the merger, you should contact:

            CalEnergy Company, Inc.
            Investor Relations Department
            302 South 36th Street, Suite 400
            Omaha, Nebraska 68131
            Telephone: (402) 231-1673
            Fax: (402) 231-1578

            -or-

            MacKenzie Partners, Inc.
            156 Fifth Avenue
            New York, New York 10010
            Toll-Free Telephone: 800-322-2885
            Collect Telephone: 212-929-5500
            Fax: 212-929-0308

                         JOINT PROXY STATEMENT SUMMARY

     The following is a summary of the information contained in this Joint Proxy Statement and the annexes. Shareholders are urged to read this Joint Proxy Statement and the Annexes in their entirety.


THE COMPANIES (PAGE 13)

     MidAmerican. MidAmerican, an Iowa corporation, and its subsidiaries constitute Iowa's largest energy company, providing electric service to approximately 648,000 customers and natural gas service to approximately 619,000 customers in Iowa, Illinois, Nebraska and South Dakota. In the year ended December 31, 1997, MidAmerican generated revenues of over $1.9 billion and had assets of approximately $4.3 billion. The principal executive offices of MidAmerican are located at 666 Grand Avenue, P.O. Box 657, Des Moines, Iowa 50303-0657, and its telephone numbers are (515) 242-4300 or (800) 247-5211.

     CalEnergy. CalEnergy, a Delaware corporation, is a global energy company that manages and owns interests in approximately 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. Through its U.K. subsidiary, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy develops and produces energy from diversified fuel sources, including geothermal, natural gas and hydroelectric. CalEnergy conducts business in the U.S., U.K., Philippines, Indonesia, Poland and Australia and employs more than 4,200 people worldwide. In the year ended December 31, 1997, CalEnergy generated revenues of over $2.2 billion and had assets of approximately $7.5 billion. The principal executive offices of CalEnergy are located at 302 South 36th Street, Suite 400, Omaha, Nebraska 68131, and its telephone number is
(402) 341-4500.

     New MidAmerican. New MidAmerican, an Iowa corporation, will be the successor to CalEnergy in the reincorporation. After the merger, it will own the assets of both CalEnergy and MidAmerican and change its name to MidAmerican Energy Holdings Company.


THE MEETINGS (PAGE 12)

 Time, Place and Date of Meetings.

     The special meeting of shareholders of MidAmerican will be held at 10:00 a.m., local time, on Friday, October 30, 1998 at the Polk County Convention Complex, 501 Grand Avenue, Des Moines, Iowa.

     The special meeting of shareholders of CalEnergy will be held at 10:00 a.m., local time, on Friday, October 30, 1998, at the Joslyn Art Museum, 2200 Dodge Street, Omaha, Nebraska.

 Matters to be Considered at the Meetings.

     At the MidAmerican meeting, we will ask the holders of MidAmerican common stock to approve the merger agreement providing for the merger.

     At the CalEnergy meeting, we will ask the holders of CalEnergy common stock to approve the reincorporation. Since the reincorporation is a condition to the closing of the merger, this vote is effectively a vote on the merger as well.

 Votes Required.

     Approval of the merger agreement requires the affirmative vote of a majority of the total outstanding shares of MidAmerican common stock.

     Approval of the reincorporation requires the affirmative vote of a majority of the total outstanding shares of CalEnergy common stock.


VOTING (PAGES 12 AND 13)

     MidAmerican shareholders will have one vote at the MidAmerican meeting for each share of MidAmerican common stock held of record on September 11, 1998 to approve the merger agreement.

     CalEnergy shareholders will have one vote at the CalEnergy meeting for each share of CalEnergy common stock held of record on September 11, 1998 to approve the reincorporation.


RECORD DATES FOR VOTING AT THE MEETINGS (PAGES 12 AND 13)

     The close of business on September 11, 1998 was the record date for determining which holders of MidAmerican common stock are entitled to vote at the MidAmerican meeting. At the record date, there were 94,104,682 shares entitled to vote at the MidAmerican meeting.

     The close of business on September 11, 1998 was the record date for determining which holders of CalEnergy common stock are entitled to vote at the CalEnergy meeting. At the record date, there were 59,543,144 shares entitled to vote at the CalEnergy meeting.


PRINCIPAL SHAREHOLDERS (PAGES 52 AND 53)

     As of September 11, 1998, directors and executive officers of MidAmerican and their affiliates beneficially owned an aggregate of 470,406 shares (less than 1%) of the outstanding MidAmerican shares.

     As of September 11, 1998, directors and executive officers of CalEnergy and their affiliates beneficially owned an aggregate of 5,092,078 shares (approximately 8.3%) of the outstanding CalEnergy shares.


WHAT YOU WILL RECEIVE IN THE MERGER AND THE REINCORPORATION (PAGES 37 AND 34)

     MidAmerican Shareholders: Each share of MidAmerican common stock will be converted into the right to receive $27.15 in cash, and MidAmerican will become a wholly owned subsidiary of New MidAmerican.

     CalEnergy Shareholders: After the reincorporation and the merger, each CalEnergy share will be converted into one share of New MidAmerican, which will then own MidAmerican and be renamed MidAmerican Energy Holdings Company.


BACKGROUND OF THE MERGER; REASONS FOR THE MERGER (PAGES 14 AND 17)

     For a description of the events leading to the approval of the merger by MidAmerican's Board of Directors and CalEnergy's Board of Directors and the reasons for the merger, see "The Merger--Background of the Merger" and "--Reasons for the Merger."


RECOMMENDATIONS OF THE BOARDS OF DIRECTORS (PAGE 19)

     MidAmerican. MidAmerican's Board of Directors has determined that the terms of the merger agreement and the transactions contemplated thereby are fair to, and in the best interests of, MidAmerican, its shareholders and other constituencies and recommends that MidAmerican shareholders vote FOR the approval of the merger agreement.

     CalEnergy. CalEnergy's Board of Directors has determined that the terms of the merger agreement and the transactions contemplated thereby (including the reincorporation) are fair to, and in the best interests of, CalEnergy and recommends that CalEnergy shareholders vote FOR approval of the reincorporation.


OPINIONS OF FINANCIAL ADVISORS (PAGES 19 AND 22)

     MidAmerican. In deciding to approve the merger, one of the factors that the MidAmerican Board of Directors considered was the opinion of its financial advisor, Warburg Dillon Read LLC ("Warburg Dillon Read"), that, as of the date of such opinion and based upon and subject to certain matters stated in such opinion, the consideration to be received by the holders of MidAmerican shares was fair to the holders of MidAmerican shares from a financial point of view. Warburg Dillon Read LLC initially provided its opinion on August 11, 1998 (the date of the execution of the merger agreement) and has confirmed its opinion in writing as of the date of this Joint Proxy Statement. MidAmerican urges its shareholders to read carefully Warburg Dillon Read's opinion dated the date of this Joint Proxy Statement, which is attached as Annex II to this Joint Proxy Statement, to understand the procedures followed, assumptions made, matters considered and limitations on the review undertaken by Warburg Dillon Read in rendering such opinion. THE OPINION OF WARBURG DILLON READ IS DIRECTED TO THE MIDAMERICAN BOARD AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE MIDAMERICAN MEETING.

     CalEnergy. In deciding to approve the merger, among the factors that the CalEnergy Board of Directors considered were the opinions of CalEnergy's financial advisors, Credit Suisse First Boston Corporation and Lehman Brothers Inc., that, as of the dates of such opinions and based upon and subject to certain matters stated in such opinions, the consideration to be paid by CalEnergy in the merger was fair to CalEnergy from a financial point of view. Credit Suisse First Boston Corporation and Lehman Brothers Inc. initially provided their opinions on August 11, 1998 (the date of the execution of the merger agreement) and have confirmed their opinions in writing as of the date of this Joint Proxy Statement. These opinions dated the date of this Joint Proxy Statement are attached as Annexes III and IV, respectively, to this Joint Proxy Statement. CalEnergy urges its shareholders to read both of these opinions carefully to understand the procedures followed, assumptions made, matters considered and limitations on the review undertaken in connection with such opinions. THE OPINIONS OF CREDIT SUISSE FIRST BOSTON CORPORATION AND LEHMAN BROTHERS INC. ARE DIRECTED TO THE CALENERGY BOARD AND DO NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE CALENERGY MEETING.


INTERESTS OF CERTAIN PERSONS IN THE MERGER (PAGE 27)

     In considering the MidAmerican Board of Directors' recommendation that MidAmerican shareholders vote in favor of the merger, MidAmerican shareholders should be aware that a number of MidAmerican executive officers and directors have or will have consulting or severance agreements, retention incentives or benefit plans that give them interests in the merger that are different from, or in addition to, the interests of other MidAmerican shareholders. See "The Merger--Interests of Certain Persons in the Merger." The MidAmerican Board was aware of these interests and considered them, among other things, in approving the merger agreement.

     Directorships. The merger agreement provides that, at the effective time of the merger, the New MidAmerican Board of Directors will consist of 15 persons, including 11 persons designated by CalEnergy's Board of Directors, and Stanley J. Bright, Chairman, President and Chief Executive Officer of MidAmerican, and three other persons designated by MidAmerican's Board of Directors from among the members of the current MidAmerican Board of Directors. MidAmerican's Board of Directors has designated Frank S. Cottrell, Jack W. Eugster and Robert L. Peterson to serve as directors of New MidAmerican.

     Employment Agreement Termination and Consulting Agreement. At the effective time of the merger, Stanley J. Bright will terminate his existing employment agreement with MidAmerican and agree to certain noncompetition and nonsolicitation covenants, for which he will receive certain severance payments and benefits. In addition, Mr. Bright will serve as Vice Chairman of the New MidAmerican Board and as a member of its Executive Committee and will enter into a five-year consulting agreement with New MidAmerican under which Mr. Bright will receive a $500,000 annual consulting fee.

     Severance Plan. MidAmerican has a severance plan which provides severance and change in control benefits to eight other executive officers in connection with a change in control of MidAmerican, the majority of which only become payable in the event of certain qualifying terminations of employment following such change of control. The merger will constitute a change in control for purposes of this severance plan.

     Vesting of Certain Other Benefits for MidAmerican Directors and Executive Officers of MidAmerican. Under certain MidAmerican incentive compensation plans, agreements and other arrangements, certain awards and benefits may become vested, and certain payments may become payable to certain non-employee members of the Board of Directors and executive officers of MidAmerican in connection with the merger. Prior to the effective time of the merger, MidAmerican or its subsidiaries will contribute $12,000,000 to grantor trusts maintained by MidAmerican or its subsidiaries for its various supplemental retirement plans, deferred compensation plans and incentive compensation plans. New MidAmerican has agreed to cause MidAmerican or its subsidiaries to contribute $8,000,000 to such trusts at or prior to the end of each of the first three years following consummation of the merger commencing with the year in which the merger occurs.

     Indemnification. From and after the effective time of the merger, to the fullest extent not prohibited by applicable law, New MidAmerican has agreed to indemnify the present and former officers and directors of MidAmerican against all losses, expenses (including reasonable attorney's fees) and claims and certain settlement costs arising out of acts or omissions occurring at or prior to the effective time that are based on the fact that such person is or was a director or officer of MidAmerican arising out of or pertaining to the transactions contemplated by the merger agreement. New MidAmerican has also agreed to maintain MidAmerican's existing directors' and officers' liability insurance coverage for a period of six years following consummation of the merger.


FINANCING OF THE MERGER (PAGE 31)

     CalEnergy currently proposes to fund the merger consideration with its available cash and a combination of debt and equity securities, potentially including (i) up to $600 million of the net proceeds from an expected offering by CalEnergy later this year of its common and/or preferred securities and/or other equity-linked securities (some of which may be replaced by non-core asset sales), (ii) approximately $830 million of the net proceeds from an offering of CalEnergy debt securities (which, as noted below, has already been consummated) and (iii) approximately $740 million of the net proceeds from an expected debt offering later this year by a special-purpose financing subsidiary of CalEnergy that, after consummation of the merger, will own MidAmerican, which debt is expected to be non-recourse to CalEnergy. The timing and composition of such financing elements are flexible and subject to optimization and refinement as financing market conditions change. CalEnergy has obtained "highly confident" letters from Credit Suisse First Boston Corporation and Lehman Brothers Inc. that they will be able to arrange for such financing on behalf of CalEnergy on commercially reasonable terms. However, there can be no assurance that such financing will be consummated. On September 22, 1998, CalEnergy closed the sale of $1.4 billion principal amount of its senior notes and bonds, of which approximately $830 million in net proceeds is expected to be used to fund the merger consideration and the balance of which is expected to be used to refinance CalEnergy's outstanding 10 1/4% Senior Discount Notes, which become callable on January 15, 1999.


CONDITIONS TO THE MERGER (PAGE 41)

     MidAmerican and CalEnergy will not complete the merger unless a number of conditions are satisfied or, if permitted, waived by them. These include:

    -- MidAmerican shareholders must approve and adopt the merger agreement
       (which condition may not be waived);

    -- CalEnergy shareholders must approve the reincorporation and the reincorporation must have been effected (which condition may not be waived);

    -- each party's representations and warranties contained in the merger agreement must continue to be accurate in all material respects;

    -- each party must perform its obligations under the merger agreement in all material respects;

    -- there cannot be any preliminary or permanent injunction that prohibits the merger or the reincorporation (which condition may not be waived);

    -- the relevant governmental authorities must approve the merger without the imposition of conditions that could be reasonably expected to have a material adverse effect on either MidAmerican or CalEnergy or be materially inconsistent with the merger agreement (the requirement that the relevant governmental approvals be obtained may not be waived);

    -- All applicable waiting periods under the Hart-Scott-Rodino Antitrust
       Improvements Act must have expired or been terminated (which condition may not be waived); and

    -- The New York Stock Exchange must authorize the listing of the New
       MidAmerican shares to be issued to CalEnergy shareholders in the reincorporation (which condition may not be waived).


REGULATORY FILINGS AND APPROVALS (PAGE 35)

     MidAmerican and CalEnergy must receive the approvals of certain federal and state regulatory agencies before the merger can be completed. At the federal level, these approvals include the approval of the Federal Energy Regulatory Commission and the Nuclear Regulatory Commission. Additionally, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act must have expired. At the state level, the Iowa Utilities Board must permit the merger to occur. The parties are also required to comply with certain notice requirements in Illinois and to obtain certain other state certifications.

     In addition, certain partial dispositions may be required prior to the closing in order to maintain the qualifying facilities status (under the Public Utility Regulatory Policies Act of 1978) of certain of CalEnergy's independent generating facilities following consummation of the merger.


TERMINATION OF THE MERGER AGREEMENT (PAGE 42)

     MidAmerican and CalEnergy mutually can agree to terminate the merger agreement at any time, whether before or after the receipt of shareholders approval, without completing the merger. Either one of them can terminate the merger agreement if:

    -- the merger is not completed by March 31, 1999, although this deadline will be automatically extended to December 31, 1999 if the completion of the merger is delayed only because the required governmental approvals have not been received;

    -- the shareholders of MidAmerican do not approve the merger agreement or the shareholders of CalEnergy do not approve the reincorporation;

    -- a governmental authority, such as a court, permanently prohibits the merger;

    -- the board of directors determines in good faith that their fiduciary obligations require that a third party proposal to acquire the company be accepted; provided, that the Board of the terminating party must have received a written legal opinion from outside counsel, the person making such acquisition proposal shall have agreed in writing to pay the termination and other fees required by the merger agreement and the terminating party shall have negotiated with the other party to make such adjustments in the terms and conditions of the merger as would enable the terminating party to proceed with the merger;

    -- the other company withdraws or modifies in any manner adverse to the terminating company its approval of the merger agreement;

    -- the other company fails to reaffirm such approval or recommendation at the request of the terminating company;

    -- the other company approves or recommends any acquisition of such company by a third party; or

    -- the other company breaches or fails to comply with any of its material representations, warranties or obligations under the merger agreement, unless such breach or failure to comply shall have been cured within twenty days receipt of written notice of such breach.


TERMINATION FEES (PAGE 43)

     Either MidAmerican or CalEnergy will be required to pay the other a fee of $35 million plus expenses of up to a total of $10 million if:

    -- the merger agreement is terminated by reason of its material breach or failure to comply with any of its representations, warranties or obligations under the merger agreement, and the other party has not breached or failed to comply with any of its representations, warranties or obligations; or

    -- it terminates the merger agreement to accept a superior proposal from a third party after its board of directors determines in good faith that its fiduciary obligations under applicable law require the board to accept the superior proposal, and both it and the third party have complied with the requirements specified in the merger agreement (including the requirement that the third party acknowledge in writing its obligation to pay the termination fees required by the merger agreement).

     CalEnergy will also be required to pay MidAmerican a fee of $35 million plus expenses of up to a total of $10 million if the merger agreement is terminated by MidAmerican because the merger is not completed by December 31, 1999 and the completion of the merger was delayed only because a certain governmental approval has not been received.

     CalEnergy will be required to pay MidAmerican a fee of $60 million if, at a time when all other closing conditions have been met, CalEnergy fails to deliver the cash required to be delivered at closing, unless such failure results from the inability of CalEnergy to finance the transaction because of significant disruptions in the financial markets.

     Either MidAmerican or CalEnergy will be required to pay to the other an additional fee of $60 million if it terminates the merger agreement for one of the reasons specified below and at the time of the termination (i) there is an offer from a third party to enter into another transaction with it which has not been rejected or withdrawn and (ii) within two years of the termination, it enters into an agreement with the third party for an acquisition that is subsequently consummated:

    -- the merger agreement is terminated by it to accept a superior proposal from a third party after its board of directors determines in good faith that its fiduciary obligations under applicable law require them to accept the superior proposal and the terminating company and the third party have complied with certain requirements discussed above under "--Termination of the Merger Agreement;"

    -- the merger agreement is terminated by it following failure to obtain the approval of its shareholders for the merger, in the case of MidAmerican, or the reincorporation, in the case of CalEnergy; or

    -- the merger agreement is terminated by the other party due to a material breach by it of any of its representations, warranties, covenants or agreements in the merger agreement.

     The maximum fee payable by either party under the termination provisions described above is $95 million, plus expenses.


DISSENTERS' RIGHTS (PAGES 31 AND 34)

     MidAmerican shareholders are entitled to dissenters' rights in connection with the merger. Any MidAmerican shareholder electing to exercise dissenters' rights must deliver to MidAmerican before the shareholder vote on the merger is taken a written demand for payment of the "fair value" of such holder's shares if the merger is consummated, and must not vote to approve the merger agreement.

     CalEnergy shareholders are not entitled to dissenters' rights in connection with the reincorporation.


FEDERAL INCOME TAX CONSEQUENCES (PAGES 33 AND 34)

     MidAmerican shareholders will be taxed on the cash they receive in the merger to the extent such cash exceeds their basis in their MidAmerican shares or, conversely, will recognize loss to the extent their basis exceeds the cash they receive. CalEnergy shareholders will not recognize any gain or loss for federal income tax purposes in connection with the reincorporation.


ACCOUNTING TREATMENT (PAGE 33)

     The merger will be treated as a "purchase" for accounting purposes.


OPERATIONS OF NEW MIDAMERICAN FOLLOWING THE MERGER (PAGE 36)

     In the merger agreement, MidAmerican and CalEnergy have agreed that the Board of Directors of New MidAmerican immediately following the merger will consist of 15 persons, including 11 persons designated by CalEnergy's Board of Directors, and Stanley J. Bright and three other persons designated by MidAmerican's Board of Directors from among the members of the current MidAmerican Board of Directors. CalEnergy has designated its current directors to serve as directors of New MidAmerican. MidAmerican's Board of Directors has designated Frank S. Cottrell, Jack W. Eugster and Robert L. Peterson to serve as directors of New MidAmerican.

     The merger agreement also provides that New MidAmerican will locate its corporate headquarters (other than the office of the Chairman of the Board and Chief Executive Officer and related functions) and certain corporate functions in Des Moines, Iowa.


COMPARISON OF RIGHTS OF CALENERGY SHAREHOLDERS (PAGE 55)

     If you are a CalEnergy shareholder, in the reincorporation you will receive New MidAmerican shares and become a New MidAmerican shareholder. There are numerous differences between the rights of a shareholder in CalEnergy, a Delaware corporation, and the rights of a shareholder in New MidAmerican, an Iowa corporation. For a comparison of certain aspects of Delaware and Iowa laws and certain provisions of the articles of incorporation and by-laws of CalEnergy and New MidAmerican, see "Comparison of Rights of CalEnergy Shareholders."


FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE (PAGE 64)

     CalEnergy and MidAmerican have made forward-looking statements in this document that are subject to certain risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of CalEnergy, MidAmerican and the combined company, the intended financing of the merger and expectations regarding receipt of regulatory approvals, as well as statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends" or similar expressions. You should understand that certain important factors, in addition to those discussed elsewhere in this document and in the documents that are incorporated herein by reference (including, without limitation, the factors described in MidAmerican's Current Report on Form 8-K, dated August 12, 1998 and CalEnergy's Current Reports on Form 8-K, dated March 6, 1998 and August 12,
1998), could affect the future results of the combined companies and could cause those results to differ materially from those expressed in the forward-looking statements.

          PER SHARE PRICES AND DIVIDENDS OF MIDAMERICAN COMMON STOCK

     The MidAmerican common stock is traded on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "MEC." The following table sets forth, for the periods indicated, the high and low sales prices of MidAmerican common stock as reported on the NYSE Consolidated Tape, based on published financial sources, and dividends declared.

                                                   HIGH          LOW          DIVIDEND
                                                   ----          ---          --------
1996
 First Quarter ................................  $18 7/8       $16 1/4         $  .30
 Second Quarter ...............................   17 7/8        16 1/4            .30
 Third Quarter ................................   17 3/4        15 3/8            .30
 Fourth Quarter ...............................   16 1/4        14 3/4            .30

1997
 First Quarter ................................   17 7/8        15 1/2            .30
 Second Quarter ...............................   17 7/16       16 3/8            .30
 Third Quarter ................................   17 5/8        16 5/16           .30
 Fourth Quarter ...............................   22 5/8        17                .30

1998
 First Quarter ................................   22 3/4        19 1/2            .30
 Second Quarter ...............................   22 11/16      20 1/4            .30
 Third Quarter (through September 24) .........   26            19 15/16          .30

     On August 11, 1998, the last full trading day before the public announcement of the execution of the Merger Agreement, the closing price per share on the NYSE Consolidated Tape of MidAmerican common stock was $20.00.

     On September 24, 1998, the closing price per share on the NYSE Consolidated Tape of MidAmerican common stock was $25 3/4.

     The market price of the MidAmerican common stock is subject to fluctuation. As a result, MidAmerican shareholders are urged to obtain current market quotations for MidAmerican common stock.

                         MEETINGS, VOTING AND PROXIES

     This Joint Proxy Statement is being furnished to (i) the shareholders of MidAmerican in connection with the solicitation of proxies by the Board of Directors of MidAmerican (the "MidAmerican Board") from the holders of MidAmerican common stock for use at the Special Meeting of the MidAmerican shareholders (the "MidAmerican Meeting") to consider and vote on a proposal to adopt or approve the Agreement and Plan of Merger, dated as of August 11, 1998, by and among MidAmerican, CalEnergy and certain subsidiaries of CalEnergy (the "Merger Agreement"), and (ii) the shareholders of CalEnergy in connection with the solicitation of proxies by the Board of Directors of CalEnergy (the "CalEnergy Board") from the holders of CalEnergy common stock for use at the Special Meeting of the CalEnergy shareholders (the "CalEnergy Meeting") to consider and vote on a proposal to approve the reincorporation of CalEnergy as an Iowa corporation (the "Reincorporation").

MIDAMERICAN MEETING

     Purpose of MidAmerican Meeting. The purpose of the MidAmerican Meeting is to vote upon the proposal to approve the Merger Agreement, which provides for the merger of MidAmerican with and into a subsidiary of CalEnergy so that MidAmerican becomes a wholly owned subsidiary of CalEnergy (the "Merger").

     THE MIDAMERICAN BOARD, BY THE UNANIMOUS VOTE OF ALL DIRECTORS PRESENT, HAS APPROVED THE MERGER AGREEMENT, HAS AUTHORIZED THE EXECUTION AND DELIVERY OF THE MERGER AGREEMENT AND RECOMMENDS THAT THE SHAREHOLDERS OF MIDAMERICAN APPROVE THE MERGER AGREEMENT.

     Date, Place And Time; Record Date. The MidAmerican Meeting is scheduled to be held on Friday, October 30, 1998, at 10:00 a.m., local time, at the Polk County Convention Complex, 501 Grand Avenue, Des Moines, Iowa. Holders of record of shares of MidAmerican common stock at the close of business on September 11, 1998 will be entitled to vote at the MidAmerican Meeting. At the close of business on September 11, 1998, there were 94,104,682 shares of MidAmerican common stock, issued and outstanding and entitled to vote.

     Voting Rights. Each share of MidAmerican common stock entitles its holder to one vote. The affirmative vote of the holders of a majority of the votes entitled to be cast by all holders of outstanding shares of MidAmerican common stock is required to approve the Merger Agreement. Under applicable Iowa law, in determining whether approval of the Merger Agreement has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against approval of the Merger Agreement. The directors and executive officers of MidAmerican, together with their affiliates, beneficially own as a group less than 1% of the outstanding shares of MidAmerican capital stock.

     Issued and outstanding shares of MidAmerican common stock, the holders of which are entitled to vote at the MidAmerican Meeting and which are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the directions indicated in the proxies. IF NO CONTRARY DIRECTIONS ARE INDICATED, SUCH SHARES WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT. A MidAmerican shareholder may revoke a proxy at any time prior to the MidAmerican Meeting by delivering to the Secretary of MidAmerican a notice of revocation or a duly executed proxy bearing a later date or by attending such meeting and voting in person.

     The MidAmerican Meeting may be adjourned to another date and/or place for any proper purpose (including, without limitation, for the purpose of soliciting additional proxies).

     In addition to soliciting proxies by mail, current and former officers and employees of MidAmerican, without receiving additional compensation therefor, may solicit proxies by telephone, telegram or facsimile or in person. MidAmerican and CalEnergy have retained MacKenzie Partners to aid in the solicitation of proxies from both the MidAmerican and CalEnergy shareholders. The fees to be paid by MidAmerican and CalEnergy to such firm are a maximum of $15,000 each plus reimbursement for out-of-pocket expenses.

CALENERGY MEETING

     Purpose of CalEnergy Meeting. The purpose of the CalEnergy Meeting is to consider and vote upon the proposal to approve the Reincorporation, which provides for the reincorporation of CalEnergy as an Iowa corporation pursuant to a merger of CalEnergy with and into a wholly owned Iowa subsidiary of CalEnergy.

     THE CALENERGY BOARD, BY THE UNANIMOUS VOTE OF THE DIRECTORS, HAS APPROVED THE REINCORPORATION AND RECOMMENDS THAT THE SHAREHOLDERS OF CALENERGY VOTE TO APPROVE THE REINCORPORATION.

     Date, Place and Time; Record Date. The CalEnergy Meeting is scheduled to be held on Friday, October 30, 1998, at 10:00 a.m. local time, at the Joslyn Art Museum, 2200 Dodge Street, Omaha, Nebraska. Holders of record of shares of CalEnergy common stock at the close of business on September 11, 1998 will be entitled to vote at the CalEnergy Meeting. At the close of business on September 11, 1998, 59,543,144 shares of CalEnergy common stock were issued and outstanding and entitled to vote.

     Voting Rights. Each share of CalEnergy common stock entitles its holder to one vote. The affirmative vote of the holders of a majority of the issued and outstanding shares of CalEnergy common stock entitled to vote is required to approve the Reincorporation. Under applicable Delaware law, in determining whether approval of the Reincorporation has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against approval of the Reincorporation. The directors and executive officers of CalEnergy, together with their affiliates, beneficially own as a group approximately 8.3% of the outstanding shares of CalEnergy common stock.

     Issued and outstanding shares of CalEnergy common stock, the holders of which are entitled to vote at the CalEnergy Meeting and which are represented by properly executed proxies, will, unless such proxies have been revoked, be voted in accordance with the directions indicated in such proxies. IF NO CONTRARY DIRECTIONS ARE INDICATED, SUCH SHARES WILL BE VOTED FOR APPROVAL OF THE REINCORPORATION. A CalEnergy shareholder may revoke a proxy at any time prior to the CalEnergy Meeting by delivering to the Secretary of CalEnergy a notice of revocation or a duly executed proxy bearing a later date or by attending such meeting and voting in person.

     The CalEnergy Meeting may be adjourned to another date and/or place for any proper purpose (including, without limitation, for the purpose of soliciting additional proxies).

     In addition to soliciting proxies by mail, current and former officers and employees of CalEnergy, without receiving additional compensation therefor, may solicit proxies by telephone, telegram or facsimile or in person. As described above, CalEnergy and MidAmerican have retained MacKenzie Partners to aid in the solicitation of proxies from both the CalEnergy and MidAmerican shareholders, for fees not to exceed $15,000 each plus reimbursement for out-of-pocket expenses.


                                 THE COMPANIES

     MidAmerican. MidAmerican, an Iowa corporation, and its subsidiaries constitute Iowa's largest energy company, providing electric service to approximately 648,000 customers and natural gas service to approximately 619,000 customers in Iowa, Illinois, Nebraska and South Dakota. In the year ended December 31, 1997, MidAmerican generated revenues of over $1.9 billion and had assets of approximately $4.3 billion. The principal executive offices of MidAmerican are located at 666 Grand Avenue, P.O. Box 657, Des Moines, Iowa 50303-0657, and its telephone numbers are (515) 242-4300 and (800) 247-5211.

     CalEnergy. CalEnergy, a Delaware corporation, is a global energy company that directly or indirectly manages and owns interests in approximately 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. Through its U.K. subsidiary, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy develops and produces energy from diversified fuel sources, including geothermal, natural gas and hydroelectric. CalEnergy conducts business in the U.S., U.K., Philippines, Indonesia, Poland and Australia and employs more than 4,200 people worldwide. In the year ended December 31, 1997, CalEnergy generated revenues of over $2.2 billion and had assets of approximately $7.5 billion. The principal executive offices of CalEnergy are located at 302 South 36th Street, Suite 400, Omaha, Nebraska 68131, and its telephone number is (402) 341-4500.

     New MidAmerican. New MidAmerican, an Iowa corporation, was formed for the purpose of consummating the Merger and will be the successor to CalEnergy in the Reincorporation. After the Merger, it will directly or indirectly own the assets of both CalEnergy and MidAmerican and change its name to MidAmerican Energy Holdings Company.

                                  THE MERGER


BACKGROUND OF THE MERGER

     Since 1991, CalEnergy has successfully expanded its operations and business from that of an independent power producer operating only in the United States to that of a global energy company. CalEnergy today supplies and distributes electricity and gas to approximately 2.0 million customers in the U.K., and it also manages and owns interests in approximately 5,000 net megawatts ("MW") of power generation facilities in operation, construction and development in the U.S. and throughout the world.

     A substantial portion of this growth has been accomplished through acquisitions, including four successful acquisitions by CalEnergy since early 1995. One of these acquisitions was the acquisition in late 1996 of Northern Electric plc ("Northern"), a regional electric company engaged in the distribution and supply of electricity and gas in the U.K. Since 1990, the electricity and gas industry in the U.K. has been privatized and restructured, with the result that it is now largely deregulated and effectively open to full competition among suppliers for industrial and commercial customers. Open competition for the supply of electricity to customers has begun and is scheduled to be substantially implemented by no later than June 30, 1999. Through its ownership of Northern and through the attendant addition of the Northern management team, CalEnergy believes that it has obtained both the experience and the skills required to compete in competitive supply markets. CalEnergy also possesses the sophisticated billing and information systems that are believed by CalEnergy to be highly important components of the skill and technology base necessary to compete effectively in the deregulated U.K. marketplace and in other deregulated markets throughout the world.

     CalEnergy believes that the electric industry in the United States will continue to deregulate over the next three to five years and will likely follow the general regulatory model established in the United Kingdom (with incentive-based rates or price caps). The electric utility industry within the United States has been undergoing fundamental changes over the past several years. These changes have included federal legislation and Federal Energy Regulatory Commission ("FERC") orders that, among other things, have opened the transmission systems of electric utilities to use by third parties, including other utilities, on a non-discriminatory basis. Other deregulation initiatives have been enacted or proposed at the state level as well, with a number of states recently proposing to allow retail customers to choose their electricity and gas supplier based on the price and services offered, rather than requiring such customers to purchase electricity and gas from a single utility serving their area. While this continuing deregulation will certainly present risks and difficulties for many U.S. utilities, it will also present opportunities to innovative participants in the industry who possess the capability to provide a full range of reliable energy services at competitive prices.

     In view of the foregoing factors, following its acquisition of Northern, CalEnergy determined that, by acquiring a U.S. utility operation and applying the knowledge, skills and systems gained at Northern, CalEnergy could create a platform from which a U.S. energy distribution and supply business could be profitably established and expanded in a progressively deregulating market. Shortly thereafter, CalEnergy announced its intention to acquire a U.S. utility operation within the near term, provided that its acquisition criteria could be met.

     In furtherance of this aspect of its strategy, over the course of the past two years CalEnergy conducted an internal review of numerous potential U.S. utility acquisition candidates. In late May 1998, CalEnergy identified MidAmerican as an attractive acquisition candidate which could potentially meet its acquisition criteria and provide it with the U.S. platform it sought.

     MidAmerican, created in 1995, is the result of two separate mergers since 1990 involving three Iowa-based utility companies. MidAmerican's historic strategy has been to consolidate the Iowa utilities and achieve cost efficiencies which have benefited both customers and shareholders. MidAmerican's current strategy is to become the leading regional provider of energy and complementary services to customers located in Iowa and adjacent states.

     Since 1995, the MidAmerican Board has reviewed various strategic options in recognition of the importance of positioning MidAmerican for the restructuring of the U.S. utility industry. These options included potential combinations with other utilities and internal growth measures. As a result of this review, MidAmerican closely evaluated the feasibility of combining with other utilities and held some preliminary discussions with potential transaction partners. MidAmerican also developed the internal growth strategy mentioned above.

     In early June 1998, CalEnergy contacted a representative of Warburg Dillon Read LLC ("Warburg Dillon Read"), MidAmerican's financial advisor, to determine whether MidAmerican would be interested in engaging in discussions with CalEnergy about a possible transaction. As a result of this contact, representatives of CalEnergy, including David L. Sokol, CalEnergy's Chairman and Chief Executive Officer, met on June 8, 1998 with representatives of MidAmerican, including Stanley J. Bright, MidAmerican's Chairman, President and Chief Executive Officer. Mr. Bright advised Mr. Sokol that he would contact Mr. Sokol after a previously planned strategy session of the MidAmerican Board scheduled for the next week.

     The MidAmerican Board held its regularly scheduled annual strategy session on June 15-16, 1998 during which MidAmerican's management presented strategic growth options for review, including a combination with a third party or a continuation of the current regional retail growth strategy with or without a recapitalization. Mr. Bright reported on Mr. Sokol's contact and discussed with the MidAmerican Board other third parties with which a possible combination might be considered. Management was directed to continue evaluating each option.

     Following the MidAmerican Board strategy session, Mr. Bright contacted Mr. Sokol to inform him that MidAmerican would be interested in further discussions. On June 23, 1998, MidAmerican retained Warburg Dillon Read to provide financial advice regarding any prospective transaction resulting from MidAmerican's review of the strategic growth options. On June 24, 1998, representatives of CalEnergy and MidAmerican, including Messrs. Sokol and Bright, met for the purpose of further discussing the strategic benefits of a combination and exploring the terms of a possible transaction.

     Messrs. Sokol and Bright had several conversations by telephone during the last week of June and the first two weeks of July 1998. They also met on June 26, 1998 and July 8, 1998. The discussions during this time identified issues to be addressed, including structural, operational and governance-related matters and transaction terms. Other representatives of CalEnergy and MidAmerican also met on June 29, 1998 and July 2, 1998 to exchange preliminary financial information and discuss certain preliminary structural and scheduling matters. They also had conversations by telephone during this period to discuss the terms of a potential transaction.

     On June 29, 1998, MidAmerican retained the services of LeBoeuf, Lamb, Greene & MacRae, L.L.P. as its legal advisor in connection with any prospective transaction.

     The legal representatives of MidAmerican and CalEnergy met on July 9, 1998 to discuss matters pertaining to a possible transaction, including structure, timing and required approvals.

     On July 10, 1998, the Executive Committee of the MidAmerican Board held a meeting to receive a report on the status of MidAmerican's management review of the strategic options identified at the June strategy session.

     Discussions between MidAmerican and CalEnergy representatives, including CalEnergy's legal advisors, Willkie Farr & Gallagher, and MidAmerican's legal advisors, continued during the next two weeks. In addition to a discussion of the issues, representatives of MidAmerican and CalEnergy conducted due diligence.

     On July 28, 1998, the MidAmerican Board held its regular quarterly meeting. At this meeting, MidAmerican's management reviewed the status of the strategic growth options presented at the June strategy session and reported on the discussions with CalEnergy as well as other possible combinations. In addition, Warburg Dillon Read compared a possible CalEnergy transaction to a utility-to-utility combination, reported on premiums paid in recent actual utility transactions, gave a description of the valuation analysis Warburg Dillon Read would perform with regard to a transaction with CalEnergy based on discounted cash flow and generally comparable trading methodology and reviewed the historic stock price performance of MidAmerican. MidAmerican's legal advisors reviewed possible terms and conditions that could be included in a merger agreement with CalEnergy. MidAmerican's management reported that it would continue the discussions with CalEnergy.

     On July 28, 1998, the Executive Committee of the CalEnergy Board held a meeting to receive a report on the status of CalEnergy's senior management review of the potential merger and the status of the discussions with MidAmerican. In addition, at such meeting, CalEnergy's financial advisors, Credit Suisse First Boston Corporation ("CSFB") and Lehman Brothers Inc. ("Lehman Brothers"), reviewed with the CalEnergy Executive Committee certain financial aspects of the proposed Merger, and discussed the proposed financing for the Merger. CalEnergy's legal advisors also reviewed possible terms and conditions that would be included in a merger agreement. With the assent of the Executive Committee, CalEnergy's management was authorized to continue the discussions with MidAmerican.

     During the next week, the representatives of CalEnergy and MidAmerican continued their discussions and due diligence.

     On August 6, 1998, the MidAmerican Board held a special meeting to review the status of the strategic growth options and the status of the discussions with CalEnergy. MidAmerican's management discussed the structural, operational and governance related issues pertaining to a transaction with CalEnergy and reviewed the strategic growth options under consideration. MidAmerican's management also reviewed the strategic benefits of a transaction with CalEnergy and certain financial information regarding MidAmerican, including earnings projections, price/earnings multiples and stock price, and a valuation analysis consisting of discounted cash flow, comparable acquisitions, comparable trading and liquidation methodologies. Warburg Dillon Read updated its comparison of a possible CalEnergy transaction to a utility-to-utility combination and reported on premiums paid in recent actual utility transactions. The legal advisors reviewed an executive summary of the terms and conditions of a proposed merger agreement with CalEnergy and discussed certain other matters relating to the proposed Merger. MidAmerican's management reported that it would continue the discussions with CalEnergy.

     On August 6, 1998, the Executive Committee of the CalEnergy Board held another meeting to receive an update on the status of CalEnergy's senior management review of the potential Merger and the status of the discussions with MidAmerican.

     Following these meetings, CalEnergy and MidAmerican finalized their due diligence and the proposed terms, conditions and structure of the transaction and completed a draft of the Merger Agreement.

     At a special meeting held on August 11, 1998, the CalEnergy Board reviewed the draft of the proposed merger agreement which had been distributed in advance and the final terms of the transaction with MidAmerican, including the consideration to be paid to the holders of MidAmerican common stock and the expected timing and feasibility of obtaining all required approvals and successfully consummating the Merger. Also at this meeting, CSFB and Lehman Brothers delivered to CalEnergy (i) highly confident letters regarding financing for the proposed Merger based on the cash consideration proposed to be paid by CalEnergy in the Merger of $27.15 per share of MidAmerican common stock (the "Per Share Amount") and (ii) their respective written opinions dated August 11, 1998 to the effect that, as of such date and based upon and subject to certain matters stated in such opinions, the Per Share Amount to be paid by CalEnergy in the Merger was fair to CalEnergy from a financial point of view. See "--Opinions of Financial Advisors to CalEnergy." After receiving management's recommendation that CalEnergy enter into a combination with MidAmerican, the CalEnergy Board approved the Merger Agreement and the transactions contemplated thereby (including the Reincorporation).

     At a special meeting held on August 11, 1998, the MidAmerican Board reviewed the draft of the proposed merger agreement which had been distributed in advance and the final terms of the transaction with CalEnergy, including the consideration to be received by the holders of MidAmerican common stock. Warburg Dillon Read delivered a written opinion, dated as of August 11, 1998, to the effect that, as of such date and based upon and subject to certain matters stated in such opinion, the consideration to be received from CalEnergy was fair to MidAmerican's shareholders from a financial point of view. See "--Opinion of Financial Advisor to MidAmerican." After receiving the reports of MidAmerican's management and its financial and legal advisors and after having considered the other strategic growth options, including other possible combinations, the MidAmerican Board determined that the proposed transaction with CalEnergy would maximize value to the MidAmerican shareholders, customers, employees and communities. The MidAmerican Board then approved the Merger Agreement and the transactions contemplated thereby.


REASONS FOR THE MERGER

     MidAmerican and CalEnergy believe that the Merger will result in a leading global energy company which is well-positioned to be successful in the increasingly competitive power production, energy supply and retail energy markets in the United States and throughout the world. The proposed Merger will combine MidAmerican, a leading regional provider of low-cost energy and related services that serves approximately 1.3 million electric and gas customers in Iowa and three neighboring states, with CalEnergy, a global energy company that manages and owns power generation facilities and other energy assets in the United States, Asia and Europe and supplies and distributes electricity and gas to approximately 2.0 million customers in the largely deregulated United Kingdom market.

     For the reasons more fully described under the caption "--Background of the Merger" above, CalEnergy believes that the merger with MidAmerican will provide it with the platform from which a successful U.S. energy distribution and supply business can be profitably established and expanded as the U.S. markets experience increased deregulation and increased competition. In so concluding, CalEnergy also considered the following expected benefits of the
Merger:

      o Expansion Potential. CalEnergy believes that MidAmerican provides it with a strong and stable platform for expansion into multiple markets, as such markets deregulate and permit retail competition. One such market is expected to be the Chicago retail electricity market, which is presently characterized as one of the highest-priced and largest energy markets in the United States. Under recently enacted Illinois legislation, industrial and commercial customers will be able to choose retail electricity providers beginning in 1999 and residential customers thereafter, under a phase-in schedule leading to open choice by all Illinois electricity customers by mid-year 2002. Moreover, for the reasons previously described, CalEnergy believes that the Merger with MidAmerican will provide the combined company with a platform from which it can ultimately successfully expand its energy business throughout other regions of the U.S., as those areas more fully open to competition. In so concluding, CalEnergy expects to be able to apply the information technology and the competitive supply expertise and management skills developed by it in connection with the deregulated United Kingdom marketplace, together with the existing operational strengths of MidAmerican's management team, in order to create a strong competitor in the deregulating U.S. energy markets and throughout the world.

      o Low Cost Generation Assets. MidAmerican generally owns high quality, low cost generating capacity, with approximately 2,800 megawatts of a total of approximately 4,300 megawatts of accredited generation capacity generated by coal-fired steam units. On a national basis, according to recent FERC data, MidAmerican's electric generation production costs ranked eighth lowest among the 100 largest investor owned utilities. A 1997 Utility Data Institute report placed five of MidAmerican's steam generating units among the country's 25 lowest cost fossil-fueled facilities out of a total of 777 units.

      o State Regulatory Environment. CalEnergy believes that the regulatory system in the State of Iowa, where substantially all of MidAmerican's energy-related earnings are derived, provides a stable and sound structure with a progressive incentive-based rate system which both protects MidAmerican's customers and allows a low-cost producer and reliable provider of energy services to share in the benefit of operating improvements and other efficiencies.

      o Increased Scale and Diversification. The Merger will result in a combined company that is substantially larger, having total assets of approximately $13 billion and pro forma 1997 total annual revenues of more than $4.2 billion. CalEnergy believes that increased size and scale will improve its opportunities for success, especially in terms of utility operations, expansion opportunities, product development, application of information technology and retail energy supply. The Merger will also result in an increase in the combined companies' customer base from approximately 2.0 million customers located in the United Kingdom, to approximately 3.3 million customers, including approximately

1.3 million customers located in the United States. This will provide a larger and more diverse customer base and cash flow, thereby reducing the combined company's exposure to adverse changes in any area's economic and competitive conditions. In addition to such customer and geographic diversification, the Merger will result in a combined company which has greater diversity in terms of fuel sources and generation capacity, which is expected to reduce the combined company's dependence upon any one sector of the energy industry. The Merger also is expected to provide the combined company with a broader array of skills to pursue global energy opportunities.

      o Financial Strength and Benefits. The Merger will create a combined company with a stronger financial base that is expected to derive approximately 80% of its cash flows from stable, investment-grade credit quality sources, of which approximately 60% are expected to be contributed from regulated U.S. and U.K. utility operations. In addition, CalEnergy expects that the Merger will result in accretion to the earnings of the combined company beginning with the first full year of operations following the closing of the Merger. These factors, coupled with the other benefits of increased size, scale and diversification described above, are expected to result in various financial benefits for the combined company, including enhanced credit quality and quality of cash flow, improved access to capital markets, decreased interest rate costs and reduced operating risk.

      o Other. CalEnergy and MidAmerican both believe that the proposed Merger will combine the experience and management skills of CalEnergy gained in competitive markets throughout the world with MidAmerican's complementary utility industry expertise and skills, allowing the merged company to offer a broader range of energy services to consumers at competitive prices. This is expected to enable the combined company to compete effectively in evolving energy generation, distribution and supply markets in the U.S. and worldwide.

     MidAmerican believes the Merger will result in the greatest overall value to its shareholders and other constituencies while creating the size and scale MidAmerican believes is necessary to be successful in a restructured energy market. The MidAmerican Board fully evaluated the strategic growth options discussed in "--Background of the Merger" above and concluded that the Merger will provide the greatest overall value to the MidAmerican shareholders and other constituencies.

     MidAmerican believes that an important benefit of the Merger will be the combination of MidAmerican's already efficient utility operation into an even stronger and more successful enterprise. Since MidAmerican and CalEnergy share a common business philosophy that a utility must be operationally solid and biased toward growth, MidAmerican believes that the Merger will provide opportunities to grow the business consistent with MidAmerican's vision. CalEnergy's commitment to the utility business is demonstrated by both the substantial growth of Northern since it was acquired by CalEnergy and CalEnergy's recognition of the importance of locating New MidAmerican's headquarters in Des Moines, the geographic center of MidAmerican's utility service territory. Accordingly, MidAmerican expects the Merger to advance its goal of becoming the leading regional provider of energy and complementary services.

     Furthermore, the combination of CalEnergy's domestic and international assets and income with MidAmerican's assets and income will result in an entity substantially larger in size and scale. This larger size, together with a greater diversity in the nature and geographical composition of these assets and revenue sources, will create a financially stronger New MidAmerican better able to address changing global economic conditions.

     For its customers, MidAmerican believes the Merger will enhance its commitment to service and allow it to offer the products and reliable service that both larger and smaller customers will demand in the future at competitive prices. MidAmerican will be able to take advantage of CalEnergy's experience, management skills and business systems developed from operating in a deregulated environment, as the U.S. energy market restructures. It is expected that the combination of each company's unique knowledge will further improve MidAmerican's service and quality commitments to its customers.

     For its employees, MidAmerican believes the Merger will provide significant opportunities for career advancement and development in a leading global provider of energy, which has grown its employee base rapidly over the past several years. Not all of the strategic growth options considered by the MidAmerican Board would provide these significant advantages to MidAmerican's employees.

     For its communities, the MidAmerican Board expressly recognized the benefit to the State of Iowa of the agreement by CalEnergy to locate the corporate headquarters, and most of the corporate administrative functions, of New MidAmerican in Des Moines. The Merger also means that a local company, deeply interested in and committed to the continued growth and success of each community and the regional economy as a whole, will continue to be a key provider of energy and complementary services.


RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

     MIDAMERICAN. THE MIDAMERICAN BOARD HAS DETERMINED THAT THE TERMS OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY ARE FAIR TO, AND IN THE BEST INTERESTS OF, MIDAMERICAN AND ITS SHAREHOLDERS AND OTHER
CONSTITUENCIES AND RECOMMENDS THAT MIDAMERICAN SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT.

     CALENERGY. THE CALENERGY BOARD HAS DETERMINED THAT THE TERMS OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY (INCLUDING THE REINCORPORATION) ARE FAIR TO, AND IN THE BEST INTERESTS OF, CALENERGY AND RECOMMENDS THAT CALENERGY SHAREHOLDERS VOTE FOR APPROVAL OF THE
REINCORPORATION.


OPINION OF FINANCIAL ADVISOR TO MIDAMERICAN

     Warburg Dillon Read delivered to the MidAmerican Board its written opinion, dated August 11, 1998, to the effect that, and based upon and subject to the assumptions, limitations and qualifications set forth therein, as of the date thereof, the consideration to be received by the holders of MidAmerican common stock pursuant to the Merger Agreement is fair from a financial point of view. THE FULL TEXT OF WARBURG DILLON READ'S OPINION, WHICH HAS BEEN UPDATED TO THE DATE OF THIS JOINT PROXY STATEMENT, WHICH DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED HERETO AS ANNEX II TO THIS JOINT PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. THE WARBURG DILLON READ OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF MIDAMERICAN COMMON STOCK AS TO HOW SUCH HOLDER SHOULD VOTE AT THE MIDAMERICAN MEETING. HOLDERS OF MIDAMERICAN COMMON STOCK ARE URGED TO READ THE OPINION IN ITS ENTIRETY. THE SUMMARY OF THE OPINION OF WARBURG DILLON READ SET FORTH IN THIS JOINT PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In arriving at its opinion, Warburg Dillon Read has, among other things:
(i) reviewed certain business and historical financial information relating to MidAmerican, (ii) reviewed certain financial forecasts and other data provided by MidAmerican, (iii) conducted discussions with members of the senior management of MidAmerican with respect to the business and prospects of MidAmerican, (iv) reviewed publicly available financial and stock market data of utilities generally comparable to MidAmerican, (v) reviewed the financial terms of certain transactions involving electric utilities generally comparable to MidAmerican, (vi) analyzed the value of MidAmerican based upon a discounted cash flow analysis, (vii) reviewed the Merger Agreement, and (viii) conducted such other financial studies, analyses and investigations, and considered such other information, as it deemed necessary or appropriate.

     In connection with its review, at the direction of MidAmerican, Warburg Dillon Read did not assume any responsibility for independent verification of any of the foregoing information and did, with MidAmerican's consent, rely on its being complete and accurate in all material respects. In addition, Warburg Dillon Read has not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of MidAmerican or any of its subsidiaries, nor has Warburg Dillon Read been furnished with any such evaluation or appraisal. Further, Warburg Dillon Read was not requested by MidAmerican to, nor at any time did Warburg Dillon Read, solicit interest in MidAmerican from other potentially interested third parties. With respect to the financial forecasts referred to above, Warburg Dillon Read, at the direction of MidAmerican, assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the future financial performance of MidAmerican, and that those estimates would be materially achieved in the amounts and times stated therein. Further, Warburg Dillon Read's opinion is based on economic, monetary and market conditions existing on the date thereof.

     MidAmerican did not place any limitations upon Warburg Dillon Read regarding the procedures to be followed or factors to be considered in rendering its opinion.

     No company, transaction or business used in the analysis described below under "Generally Comparable Trading Analysis" and "Generally Comparable Acquisition Analysis" below is identical to MidAmerican or the proposed transaction. Accordingly, an analysis of the results thereof necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors which could effect the transaction or the public trading or other values of the company or companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using generally comparable acquisition or generally comparable company data.

     In connection with rendering its opinion, Warburg Dillon Read considered a variety of valuation methods which are summarized below. While the following summary describes the material analyses, it does not purport to be a complete description of the analyses considered by Warburg Dillon Read in this regard.

o Discounted Cash Flow Analysis. Warburg Dillon Read performed a discounted cash flow valuation based upon projections furnished by the management of MidAmerican. With respect to projections for MidAmerican, Warburg Dillon Read assumed that such projections were reasonably prepared upon bases reflecting the best available estimates and judgments of the management of MidAmerican. Utilizing these projections, Warburg Dillon Read discounted to present value, under assumed discount rates ranging from 7.0% to 9.0%, the free unleveraged cash flows through the year 2002 for MidAmerican. Additionally, MidAmerican owns a portfolio of marketable securities, which contribute no free unleveraged cash flows in the projections provided by MidAmerican management, but which have a financial value to MidAmerican. Warburg Dillon Read valued these securities at their current market value at the time of the analysis, based upon publicly available information provided by MidAmerican, and added this value to the present value of the free unleveraged cash flows calculated in the discounted cash flow analysis. This analysis indicated that, assuming terminal value multiples ranging from 7.0x to 7.5x earnings before interest, taxes, depreciation and amortization ("EBITDA") (as indicated by generally comparable company trading analysis), the net after-tax present value of the future cash flows ranged from $24.93 to $29.72 per share of MidAmerican common stock on a stand-alone basis.

o Generally Comparable Trading Analysis. Using publicly available information, Warburg Dillon Read compared, based upon market trading values at the time, multiples of certain financial criteria, such as projected net income (median earnings per share estimates for 1998 and 1999 reported by Institutional Brokers Estimate System or based on Institutional Brokers Estimate System estimates), cash flow from operations, revenues and earnings before interest and taxes ("EBIT"), to certain other companies which, in Warburg Dillon Read's judgment, were generally comparable to MidAmerican for the purposes of this analysis. The factors Warburg Dillon Read considered in selecting companies for comparison included size, geographic location, financial condition and scope of business operations. For MidAmerican, the companies used in the comparison consisted of Illinova Corporation, CILCORP, Inc., Wisconsin Energy Corporation and Interstate Energy Corporation.

   For the comparable companies, equity market values (defined as the market price per common share multiplied by the outstanding number of common shares) as a multiple of each of the indicated statistics ranged from: (i) projected 1998 earnings per share of 14.0x to 15.0x, compared to 18.0x for holders of MidAmerican common stock as a result of the Merger, (ii) projected 1999 earnings per share of 13.0x to 14.0x, compared to 16.0x for MidAmerican common stock holders as a result of the Merger and (iii) latest 12-months cash flow from operations of 5.6x to 7.0x, compared to 7.7x for holders of MidAmerican common stock as a result of the Merger. Net market capitalization (defined as equity market value plus the value of debt and preferred stock less cash and cash equivalents) as a multiple of each of the indicated statistics ranged from: (i) latest 12-month revenues of 1.7x to 1.9x, compared to 2.0x for MidAmerican common stock holders as a result of the Merger and (ii) latest 12-month EBIT of 11.0x to 14.0x, compared to 13.2x for holders of MidAmerican common stock as a result of the Merger. In all cases, the multiples for the Merger value the portfolio of marketable securities owned by MidAmerican at the current market value at the time of analysis. Due to extrinsic and extraordinary events which occurred in the market for electric energy in the summer of 1998, the financial impact of which first became known at the end of that period and which affected the financial performance of certain of the companies used in the above analysis, the mathematical computations contained in this paragraph have not been updated from August 11, 1998, because, in the judgment of Warburg Dillon Read, doing so would not be particularly meaningful in the context of the Merger. However, Warburg Dillon Read believes that the analysis summarized continues to be a factor supporting its opinion.

o Generally Comparable Acquisition Analysis. Using publicly available information, Warburg Dillon Read compared the premiums paid over the previous day's closing price (defined as the closing price one day before announcement of a transaction), the premiums paid over an unaffected stock price (defined as the closing price one month before announcement of a transaction) and the multiples of certain financial criteria in previous transactions which, in Warburg Dillon Read's judgment, were generally comparable to the Merger for the purposes of this analysis. In selecting comparable transactions, Warburg Dillon Read, based on its judgment, included all electric utility acquisitions announced after January 1, 1995, excluding proposed transactions which were withdrawn by any or all of the parties involved. The list of transactions used in comparison consisted of Consolidated Edison Incorporated's pending acquisition of Orange & Rockland Utilities, American Electric Power Company's pending acquisition of Central & Southwest Corporation, LG&E Energy Corporation's acquisition of KU Energy Corporation, Enron Corporation's acquisition of Portland General Company (based on the terms of the amended and final agreement), Western Resources Inc.'s pending acquisition of Kansas City Power & Light (based on the terms of the amended and current agreement), Puget Sound Power & Light Company's acquisition of Washington Energy Company and Union Electric Company's acquisition of CIPSCO Incorporated.

     The premiums paid over the previous day's closing price in comparable transactions ranged from 16.4% to 38.5%, with a mean of 25.1% and a median of 23.0%. Holders of MidAmerican common stock are to receive a premium of 35.8% over the closing price on August 11, 1998, the day prior to the announcement of the Merger. The premiums paid over unaffected stock price in comparable transactions ranged from 18.1% to 36.3%, with a mean of 27.9% and a median of 27.2%. Holders of MidAmerican common stock are to receive a premium of 25.9% over the closing price on July 13, 1998, one month prior to the August 12, 1998 announcement of the Merger.

     For the comparable transactions, equity market values (defined as the market price per common share multiplied by the outstanding number of common shares) as a multiple of the following statistics ranged from: (i) latest 12-months net income 12.3x to 19.1x, compared to 19.0x for holders of MidAmerican common stock as a result of the Merger, and (ii) latest 12-months cash flow from operations 6.1x to 9.0x, compared to 8.7x for holders of MidAmerican common stock as a result of the Merger. Net market capitalization (defined as equity market value plus the value of debt and preferred stock less cash and cash equivalents) as a multiple of EBIT ranged from 9.4x to 16.9x, compared to 14.7x for the holders of MidAmerican common stock.

     The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to particular circumstances, and, therefore, the opinion and analysis are not readily susceptible to summary description. Accordingly, not withstanding the separate factors and analyses summarized above, Warburg Dillon Read believes that its analysis must be considered as a whole and that selecting portions of its analysis and other factors it considered, without considering all factors and analyses, could create a misleading view of the evaluation process underlying its opinions. Warburg Dillon Read did not assign any particular weight to any analysis or factor it considered but, rather made qualitative judgments based on its experience in rendering such opinion and on economic, monetary and market conditions then present as to the significance and relevance of each analysis and factor. In its analyses, Warburg Dillon Read assumed relatively stable industry performance, regulatory environments and general business and economic conditions, all of which are beyond MidAmerican's control. Any estimates contained in Warburg Dillon Read's analyses do not necessarily indicate actual value, which may be significantly more or less favorable than stated therein. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which companies actually may be sold. In rendering its opinion, Warburg Dillon Read makes no recommendations to a current holder of MidAmerican common stock with respect to how such holder should vote on the transaction discussed herein.

     Warburg Dillon Read is an internationally recognized investment banking firm which, as part of its investment banking business, regularly is engaged in evaluating businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The MidAmerican Board selected Warburg Dillon Read on the basis of the firm's expertise and reputation.

     Pursuant to the engagement letter between MidAmerican and Warburg Dillon Read, MidAmerican paid Warburg Dillon Read the amount of $2.275 million upon the rendering of Warburg Dillon Read's fairness opinion. MidAmerican has also agreed to pay Warburg Dillon Read a transaction fee upon consummation of a transaction equal to .35 percent of the aggregate amount of consideration received by MidAmerican common stock holders, less the $2.275 million payment mentioned above. The transaction fee that will be payable to Warburg Dillon Read is currently estimated to be approximately $6.667 million. MidAmerican has agreed to indemnify Warburg Dillon Read against certain liabilities, including liabilities under federal securities laws, relating to or arising out of its engagement.

     The predecessor of Warburg Dillon Read has, in the past, performed various investment banking services for MidAmerican for which Warburg Dillon Read has been compensated. In the ordinary course of business, Warburg Dillon Read trades the debt and equity securities of MidAmerican and CalEnergy for its own account and the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.


OPINIONS OF FINANCIAL ADVISORS TO CALENERGY

     CSFB Opinion. CSFB has acted as financial advisor to CalEnergy in connection with the Merger. CSFB was selected by CalEnergy based on CSFB's experience, expertise and familiarity both with CalEnergy and its business and the utility industry in general and because of CSFB's substantial experience in transactions similar to the Merger. CSFB is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     In connection with CSFB's engagement, CalEnergy requested that CSFB evaluate the fairness of the Per Share Amount to be paid by CalEnergy in the Merger from a financial point of view. On August 11, 1998, the date on which the Merger Agreement was executed, CSFB rendered to the CalEnergy Board a written opinion to the effect that, as of such date and based upon and subject to certain matters stated in such opinion, the Per Share Amount was fair to CalEnergy from a financial point view. CSFB has confirmed its earlier opinion by delivery of a written opinion dated the date of Joint Proxy Statement. In connection with its opinion dated the date of this Joint Proxy Statement, CSFB updated certain of the analyses performed in connection with its earlier opinion and reviewed the assumptions on which such analyses were based and the factors considered in connection therewith.

     THE FULL TEXT OF CSFB'S WRITTEN OPINION TO THE CALENERGY BOARD, DATED THE DATE OF THIS JOINT PROXY STATEMENT, WHICH SETS FORTH THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX III TO THIS JOINT PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. HOLDERS OF CALENERGY COMMON STOCK ARE URGED TO READ THIS OPINION CAREFULLY IN ITS ENTIRETY. CSFB'S OPINION IS DIRECTED TO THE CALENERGY BOARD AND RELATES ONLY TO THE FAIRNESS OF THE PER SHARE AMOUNT FROM A FINANCIAL POINT OF VIEW TO CALENERGY, DOES NOT ADDRESS ANY OTHER ASPECT OF THE PROPOSED MERGER OR ANY RELATED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE CALENERGY MEETING. THE SUMMARY OF THE OPINION OF CSFB SET FORTH IN THIS JOINT PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In arriving at its opinion, CSFB reviewed the Merger Agreement and certain publicly available business and financial information relating to CalEnergy and MidAmerican. CSFB also reviewed certain other information, including financial forecasts, provided to or discussed with CSFB by CalEnergy and MidAmerican, and met with the management of CalEnergy and MidAmerican to discuss the businesses and prospects of CalEnergy and MidAmerican. CSFB also considered certain financial data of CalEnergy and certain financial and stock market data of MidAmerican and compared such data relating to MidAmerican with similar data for other publicly held companies in businesses similar to MidAmerican and considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions recently effected. CSFB also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which CSFB deemed relevant.

     In connection with its review, CSFB did not assume any responsibility for independent verification of any of the foregoing information and relied on such information being complete and accurate in all material respects. With respect to the financial forecasts, CSFB was informed by CalEnergy, and CSFB assumed, that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of CalEnergy and MidAmerican as to the future financial performance of CalEnergy and MidAmerican and the best currently available estimates and judgments of the management of CalEnergy as to the cost savings and other potential synergies (including the amount, timing and achievability thereof) anticipated to result from the Merger. CSFB also assumed, with the consent of CalEnergy and based upon the views of management of, and regulatory counsel for, CalEnergy, that in the course of obtaining the necessary regulatory and governmental approvals for the proposed Merger, no restriction will be imposed that will have a material adverse effect on the contemplated benefits of the Merger. In addition, CSFB was not requested to make and did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of CalEnergy or MidAmerican, nor was CSFB furnished with any such evaluations or appraisals. CSFB's opinion was necessarily based upon information available to CSFB, and financial, economic, market and other conditions as they existed and could be evaluated, on the date of its opinion. Although CSFB evaluated the Per Share Amount from a financial point of view, CSFB was not requested to, and did not, recommend the specific consideration payable in the Merger, which consideration was determined through negotiation between CalEnergy and MidAmerican. No other limitations were imposed by CalEnergy on CSFB with respect to the investigations made or procedures followed by CSFB in rendering its opinion.

     In preparing its opinion to the CalEnergy Board, CSFB performed a variety of financial and comparative analyses, including those described below and performed by CSFB in connection with its opinion dated August 11, 1998. The summary of CSFB's analyses set forth below does not purport to be a complete description of the analyses underlying CSFB's opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. In arriving at its opinion, CSFB made qualitative judgments as to the significance and relevance of each analysis and factor considered by it. Accordingly, CSFB believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and its opinion. In its analyses, CSFB made numerous assumptions with respect to CalEnergy, MidAmerican, industry performance, regulatory, general business, economic, market and financial conditions and other matters, many of which are beyond the control of CalEnergy and MidAmerican. No company, transaction or business used in such analyses as a comparison is identical to CalEnergy, MidAmerican or the proposed Merger, nor is an evaluation of the results of such analyses entirely mathematical; rather, such analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed. The estimates contained in such analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. CSFB's opinion and financial analyses were only one of many factors considered by the CalEnergy Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board of Directors or management of CalEnergy with respect to the Per Share Amount or the proposed Merger.

     Lehman Brothers Opinion. Lehman Brothers has acted as financial advisor to CalEnergy in connection with the Merger. In connection with Lehman Brothers' engagement, CalEnergy requested that Lehman Brothers evaluate the fairness of the Per Share Amount to be paid by CalEnergy in the Merger from a financial point of view. On August 11, 1998, the date on which the Merger Agreement was executed, Lehman Brothers rendered to the CalEnergy Board a written opinion to the effect that, as of such date and based upon and subject to certain matters stated in such opinion, the Per Share Amount was fair to CalEnergy from a financial point view. Lehman Brothers has confirmed its earlier opinion by delivery of a written opinion dated the date of Joint Proxy Statement. In connection with its opinion dated the date of this Joint Proxy Statement, Lehman Brothers updated certain of the analyses performed in connection with its earlier opinion and reviewed the assumptions on which such analyses were based and the factors considered in connection therewith. Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. CalEnergy selected Lehman Brothers because of its expertise, reputation and familiarity both with CalEnergy and the utility industry in general and because Lehman Brothers has substantial experience in transactions similar to the Merger. THE FULL TEXT OF LEHMAN BROTHERS' WRITTEN OPINION, DATED THE DATE OF THIS JOINT PROXY STATEMENT, IS ATTACHED AS ANNEX IV TO THIS JOINT PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS MAY READ LEHMAN BROTHERS' OPINION FOR A DISCUSSION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY LEHMAN BROTHERS IN RENDERING ITS OPINION. THE SUMMARY OF LEHMAN BROTHERS' OPINION SET FORTH IN THIS JOINT PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     No limitations were imposed by CalEnergy on the scope of Lehman Brothers' investigation or the procedures to be followed by Lehman Brothers in rendering its opinion. Lehman Brothers was not requested to and did not make any recommendation to the CalEnergy Board as to the form or amount of the consideration payable in the Merger, which was determined through arm's-length negotiations between the parties. In arriving at its opinion, Lehman Brothers did not ascribe a specific range of value to MidAmerican, but rather made its determination as to the fairness, from a financial point of view, of the Per Share Amount on the basis of the financial and comparative analyses described below. Lehman Brothers' opinion is for the use and benefit of the CalEnergy Board and was rendered to the CalEnergy Board in connection with its consideration of the proposed Merger. Lehman Brothers' opinion is not intended to be and does not constitute a recommendation to any holder of CalEnergy common stock as to how such holder should vote at the CalEnergy Meeting. Lehman Brothers was not requested to opine as to, and its opinion does not address, CalEnergy's underlying business decision to proceed with or effect the Merger.

     In connection with the preparation and delivery of its opinion to CalEnergy, Lehman Brothers performed a variety of financial and comparative analyses performed by Lehman Brothers in connection with its opinion dated August 11, 1998, as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of CalEnergy. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses may actually be sold.

     In arriving at its opinion, Lehman Brothers reviewed and analyzed: (i) the Merger Agreement and the specific terms of the Merger, (ii) publicly available information concerning CalEnergy and MidAmerican that it believed to be relevant to its analysis, (iii) financial and operating information with respect to the business, operations and prospects of CalEnergy and MidAmerican, as furnished to it by CalEnergy and MidAmerican, respectively, (iv) a trading history of MidAmerican common stock over the past twelve months and a comparison of that trading history with those of other companies that it deemed relevant, (v) a comparison of the historical financial results and present financial condition of MidAmerican with those of other companies that it deemed relevant, (vi) the potential pro forma impact of the Merger on CalEnergy, including the cost savings and other strategic benefits expected by the management of CalEnergy to result from a combination of the businesses of CalEnergy and MidAmerican, and (vii) a comparison of the financial terms of the Merger with the financial terms of certain other transactions that it deemed relevant. In addition, Lehman Brothers had discussions with the management of CalEnergy and MidAmerican concerning their respective businesses, operations, assets, financial conditions and prospects and undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

     In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information, and further relied upon the assurances of management of CalEnergy and MidAmerican that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of CalEnergy and MidAmerican, Lehman Brothers assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of CalEnergy and MidAmerican as to the future financial performance of CalEnergy and MidAmerican, respectively. Lehman Brothers has relied upon such projections in arriving at its opinion. In arriving at its opinion, Lehman Brothers did not conduct a physical inspection of the properties and facilities of MidAmerican and did not make or obtain any evaluations or appraisals of the assets or liabilities of CalEnergy or MidAmerican. Lehman Brothers' opinion necessarily was based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its written opinion.

     Financial Analyses. The following is a summary of the material financial analyses performed by CSFB and Lehman Brothers and jointly presented to the CalEnergy Board in connection with their respective opinions presented to the CalEnergy Board on August 11, 1998:

o Selected Companies Analysis. CSFB and Lehman Brothers compared certain financial and operating information of MidAmerican to corresponding data of the following selected publicly traded companies: Ameren Corporation, CILCORP, Inc., IPALCO Enterprises, Inc., Interstate Energy Corp. (d/b/a Alliant), Wisconsin Energy Corporation and WPS Resources Corporation (the "MidAmerican Selected Companies"). CSFB and Lehman Brothers compared, among other things, adjusted market values (equity market value, plus total debt, preferred stock and minority interests, less cash and cash equivalents) as multiples of latest 12 months and estimated calendar 1998 and 1999 EBITDA, and equity values as multiples of latest 12 months and estimated calendar 1998 and 1999 earnings available to common stockholders ("net income"). Estimated financial data for the MidAmerican Selected Companies were based on research analyst estimates, and estimated financial data for MidAmerican were based on internal estimates of the management of MidAmerican. All multiples were based on closing prices on August 7, 1998. Applying a range of selected multiples for the MidAmerican Selected Companies of latest 12 months EBITDA and net income of 6.0x to 8.0x and 15.0x to 17.0x, respectively, estimated calendar 1998 EBITDA and net income of 6.0x to 7.5x and 13.5x to 15.5x, respectively, and estimated calendar 1999 EBITDA and net income of 6.0x to 7.0x and 13.0x to 14.5x, respectively, to corresponding financial data of MidAmerican resulted in an implied equity reference range for MidAmerican (without taking into account a control premium or any cost savings or other potential synergies anticipated by the management of CalEnergy to result from the Merger) of approximately $22.00 to $26.41 per share, as compared to the Per Share Amount of $27.15 per share.

   Because of inherent differences between the businesses, operations and prospects of MidAmerican and the MidAmerican Selected Companies, CSFB and Lehman Brothers believe that a purely quantitative analysis of the MidAmerican Selected Companies without considering qualitative judgments concerning differences between the financial and operating characteristics of MidAmerican and the MidAmerican Selected Companies that could affect the public trading values of MidAmerican and the MidAmerican Selected Companies, would not be particularly meaningful in the context of the Merger.

o Selected Transactions Analysis. CSFB and Lehman Brothers analyzed, among other things, the implied transaction multiples paid or proposed to be paid in the following selected merger and acquisition transactions in the electric utilities industry (acquiror/target): Consolidated Edison, Inc./Orange & Rockland Utilities, Inc., LG&E Energy Corp./KU Energy Corporation, Enron Corp./Portland General Corporation, Western Resources, Inc./Kansas City Power & Light Company, WPL Holdings, Inc. and Interstate Power Company/IES Industries, Inc. and Baltimore Gas & Electric Company/Potomac Electric Power Company (the "MidAmerican Selected Transactions"). CSFB and Lehman Brothers compared transaction values in the MidAmerican Selected Transactions as multiples of latest 12 months EBITDA and net income. All multiples were based on financial information available at the time of announcement of the transaction. Applying a range of selected multiples of latest 12 months EBITDA and net income of the MidAmerican Selected Transactions of 7.5x to 9.0x and 15.5x to 17.5x, respectively, to corresponding financial data for MidAmerican resulted in an implied equity reference range for MidAmerican of approximately $24.33 to $29.11 per share, as compared to the Per Share Amount of $27.15 per share.

   Because the market conditions, rationale and circumstances surrounding the MidAmerican Selected Transactions were specific to each transaction and vary between transactions and because of inherent differences between the businesses, operations and prospects of MidAmerican and the companies involved in the MidAmerican Selected Transactions, CSFB and Lehman Brothers believe that a purely quantitative analysis of the MidAmerican Selected Transactions, without considering qualitative judgments concerning differences between the characteristics of the MidAmerican Selected Transactions and the Merger that could affect the acquisition values of MidAmerican and the acquired companies involved in the MidAmerican Selected Transactions, would not be particularly meaningful in the context of the Merger.

o Discounted Cash Flow Analysis. CSFB and Lehman Brothers estimated the present value of the future streams of the stand-alone, free cash flows that could be produced by MidAmerican over the fiscal years 1998 through 2002, based on internal estimates of the management of MidAmerican. Ranges of estimated terminal values were calculated using terminal multiples of EBITDA of 7.0x and 8.0x. The free cash flow streams and estimated terminal values were then discounted to present value using discount rates ranging from 7.0% to 7.5%. This analysis indicated an implied equity reference range for MidAmerican of approximately $25.53 to $30.30 per share, as compared to the Per Share Amount of $27.15 per share.

o Pro Forma Merger Analysis. CSFB and Lehman Brothers analyzed the potential pro forma effect of the Merger on CalEnergy's projected earnings per share ("EPS") for fiscal years 1999 through 2002, based on internal estimates of the management of CalEnergy and assuming certain non-strategic assets are sold by CalEnergy and certain related assumptions anticipated by the management of CalEnergy to result from the Merger are achieved. This analysis indicated that the Merger would be accretive to CalEnergy's EPS commencing in fiscal year 2000 (the first full year after the closing of the Merger is expected to occur) through fiscal year 2002. The actual results achieved by the combined company may vary from projected results and the variations may be material.

     Miscellaneous. Pursuant to the terms of CSFB's and Lehman Brothers' engagement, CalEnergy has agreed to pay CSFB and Lehman Brothers collectively and on an equal basis for their services in connection with the proposed Merger an aggregate financial advisory fee of between $7.0 million and $17.0 million, with any amount in excess of $7.0 million being in the sole discretion of CalEnergy. CalEnergy also has agreed to indemnify each of CSFB and Lehman Brothers and certain related persons and entities against certain liabilities, including liabilities under the federal securities laws, arising out of the engagement of CSFB and Lehman Brothers, and to reimburse each of CSFB and Lehman Brothers for reasonable out-of-pocket expenses, including the reasonable fees and expenses of legal counsel and any other advisor retained by CSFB and Lehman Brothers, incurred by CSFB and Lehman Brothers in connection with their engagement. CSFB and Lehman Brothers have in the past provided, and are currently providing, financial services to CalEnergy unrelated to the proposed Merger, for which services CSFB and Lehman Brothers have received and will receive compensation. CSFB and Lehman Brothers have provided highly confident letters relating to, and are participating in, the financing for the Merger, for which services CSFB and Lehman Brothers have received and will receive compensation. In the ordinary course of their respective businesses, CSFB, Lehman Brothers and their respective affiliates may actively trade the debt and/or equity securities of CalEnergy and MidAmerican for their own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.


INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendations of the MidAmerican Board with respect to the Merger, shareholders should be aware that certain executive officers and members of the MidAmerican Board have certain interests that are different from, or in addition to, the interests of shareholders of MidAmerican generally. The total amount that may be payable in connection with the merger due to severance and retention arrangements, in the unexpected event that every such person's employment with MidAmerican were to be terminated in circumstances giving rise to such payment obligations, is approximately $8.4 million in the case of Stanley J. Bright, $11.5 million in the case of such other executive officers and $2.5 million in the case of certain other MidAmerican officers making solicitations of proxies with respect to the MidAmerican Meeting, plus any additional payments that may be necessary to cover excise tax liabilities in connection with such payments. The MidAmerican Board was aware of these interests and considered them, among other things, in approving the Merger Agreement.

     New MidAmerican Board of Directors. As provided in the Merger Agreement, at the effective time of the Merger (the "Effective Time"), the Board of Directors of New MidAmerican (the "New MidAmerican Board") will consist of 15 directors, including four persons designated by MidAmerican, who must include Stanley J. Bright and three other members of the MidAmerican Board on the date of the Merger Agreement. The MidAmerican Board has designated Frank S. Cottrell, Jack W. Eugster and Robert L. Peterson to serve as directors of New MidAmerican.

     Employment Agreement Termination and Consulting Agreement. At the Effective Time, in consideration for his agreement to terminate his existing employment agreement with MidAmerican (the "Existing Employment Agreement") and to provide certain covenants not to compete with, or solicit employees of, MidAmerican for the term of his consulting agreement with New MidAmerican (described below) plus an additional 12 months, Stanley J. Bright will (i) receive a $2 million payment (which amount may be increased or reduced by the amount of Mr. Bright's annual bonus depending upon the timing of the Effective
Time), (ii) receive his unpaid salary, bonus, vacation entitlements and unreimbursed expenses, in each case, if any, accrued under the Existing Employment Agreement as of the Effective Time, (iii) have his outstanding MidAmerican stock options vested, (iv) have his outstanding MidAmerican performance shares treated as if all performance targets had been fully satisfied, (v) be entitled to MidAmerican retiree medical benefits, (vi) be granted an option to purchase 150,000 shares of New MidAmerican common stock (the exercisability of which will vest in equal monthly increments over a 36-month period) with an exercise price equal to the average of the high and low traded prices of New MidAmerican common stock on the date of the Effective Time, (vii) be treated as having attained age 61 under MidAmerican's supplemental retirement plan, (viii) serve as Vice Chairman of the New MidAmerican Board and as a member of its Executive Committee, (ix) be provided with a gross-up payment for any excise tax incurred by him under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") in connection with the Merger and any income tax incurred by him in connection with his receipt of the gross-up payment (offset by the amount of any similar payment made in connection with the same transaction that triggered the gross-up payment under his consulting agreement described below), and (x) enter into a consulting agreement with New MidAmerican (the "Consulting Agreement").

     As of the Effective Time, pursuant to the Consulting Agreement Mr. Bright will be engaged by New MidAmerican as a consultant for a five-year period for an annual $500,000 consulting fee and be provided with an office and a secretary during such period. Under the Consulting Agreement, if New MidAmerican terminates the Consulting Agreement prior to the end of its five-year term, other than for "cause" (Mr. Bright's material breach of the Consulting Agreement or his breach of the above-referenced noncompetition and nonsolicitation covenants, his persistent incompetence, engagement in willful misconduct or dishonest behavior, in each case which is materially injurious to New MidAmerican, or his conviction of a felony), New MidAmerican will be obligated to pay the full amount of Mr. Bright's consulting fees under the Consulting Agreement that would have been paid to him thereunder through the end of its five-year term had it not been terminated. The Consulting Agreement also provides for a gross-up payment to be made to Mr. Bright for any excise tax incurred by him under Section 4999 of the Internal Revenue Code in connection with the Merger and any income tax incurred by him in connection with his receipt of the gross-up payment (offset by the amount of any similar gross-up payment described in the immediately preceding paragraph and made in connection with the same transaction).

     Severance Agreements. The MidAmerican Severance Plan for Specified Officers became effective on November 1, 1996, and was amended on August 11, 1998. The term of the Severance Plan for Specified Officers will continue through December 31, 2001. As amended, the Severance Plan for Specified Officers provides "Severance Benefits" (as defined below) to eight executive officers (Messrs. Alexander, Gale, Levy, Rasmussen, Smith, Stepien and Wells, and Ms. Wharton) of MidAmerican (collectively, the "Specified Officers") in the event of a "Qualifying Termination" (as defined below). The Severance Plan for Specified Officers also provides for acceleration of vesting and accrual of a portion of certain Specified Officer's "Retention Bonuses" (as defined below), upon the occurrence of a "Change in Control" (as defined below).

     A "Qualifying Termination" under the Severance Plan for Specified Officers, means a termination of employment of a Specified Officer: (i) involuntarily for any reason (except in the instance of a felony) during the term of the Plan; (ii) voluntarily within 24 months after a Change in Control should a Specified Officer's (a) job reporting location be changed by more than 30 miles, (b) total cash compensation opportunity be reduced or (c) duties and responsibilities be substantially reduced; or (iii) if a Change in Control occurs on or before December 31, 1999, voluntarily for any reason (other than to avoid an involuntary termination due to the commission of a felony) in the thirteenth calendar month following the date of a Change in Control. Termination of employment due, in whole or in part, to the commission of a felony by a Specified Officer does not constitute a Qualifying Termination under the Plan.

     A "Change in Control" under the Severance Plan for Specified Officers means either (i) the closing date of the restructuring of MidAmerican as a result of a merger, consolidation, takeover or reorganization unless at least 60% of the members of the Board of Directors of the company resulting from such merger, consolidation, takeover or reorganization were members of the incumbent MidAmerican Board, or (ii) any occurrence or any other event that is designated as being a "Change in Control" by a majority vote of the incumbent MidAmerican Board who are not also employees of MidAmerican. The Merger would constitute a Change in Control for purposes of the Plan.

     "Severance Benefits" under the Severance Plan for Specified Officers include: (i) an amount equal to two times the Specified Officer's highest Total Cash Compensation (defined as annual salary plus bonus) payable in a lump sum on the effective date of the Qualifying Termination; (ii) with the exception of MidAmerican stock options granted in 1998, accelerated vesting of the Specified Officer's MidAmerican stock options; (iii) payment of the Specified Officer's accrued vacation pay through the effective date of the Qualifying Termination, payable in a lump sum on such date; (iv) for certain Specified Officers, an additional 24 months of age or service credit under the MidAmerican Supplemental Retirement Plan for Designated Officers (the "SERP"); (v) continuation of the welfare benefits of health insurance and group term life insurance for a period of 24 full calendar months after the effective date of the Qualifying Termination; and (vi) continuation of standard outplacement services for a period of 24 full calendar months after the effective date of the Qualifying Termination (the cost of such services not to exceed 20% of the Specified Officer's Total Cash Compensation). The Severance Plan for Specified Officers also contains a restrictive covenant which prevents the Specified Officers from disclosing confidential information through the term of the Plan or for a period of one year following termination of employment, whichever occurs first.

     In addition, Specified Officers will be entitled to a tax gross-up payment if: (i) it is determined that any payment (and the value of any benefits) received, or to be received, under the Severance Plan for Specified Officers, and any other payments and benefits received, or to be received, from New MidAmerican or its affiliates, would be subject to the excise tax imposed by
Section 4999 of the Code; and (ii) the payments (and the value of any benefits) received, or to be received, in excess of 300% of the base amount (as that term is defined in Section 280G of the Code) exceeds 10% of the total payments and benefits due pursuant to the Severance Plan for Specified Officers. Otherwise, the payments and benefits to be received would be reduced to an amount which will not be subject to such excise tax.

     In consideration of the waiver and release of the right to receive any prior severance benefits under any prior severance plans, in December 1996, MidAmerican agreed to an irrevocable grant of three years of additional service or age for the purpose of determining benefits under the SERP and a phantom stock retention bonus (the "Retention Bonus") equal to one year's annual base salary. The Retention Bonus vests in three equal installments on each January 1, commencing in 1998, conditioned upon the continued employment of the eligible participant on such dates. The Severance Plan for Specified Officers provides for the accelerated vesting of the installments remaining as of the date immediately preceding the scheduled Effective Date of the Merger. Messrs. Gale, Levy, Stepien and Rasmussen and Ms. Wharton agreed to the waiver and release.

     Vesting of Certain Other Benefits for MidAmerican Directors and Executive Officers of MidAmerican. In 1995, MidAmerican adopted the Key Employee Short Term Incentive Plan (the "STIP"). The STIP provides awards, the payment and amount of which is contingent upon the degree of attainment of certain levels of preestablished performance goals over one or more consecutive fiscal years (not to exceed five fiscal years). Several executive officers of MidAmerican have outstanding awards related to the 1998 fiscal year which (assuming satisfaction of applicable performance goals) would become vested and either paid in cash, or deferred pursuant to an election by the participant, as soon as practicable following the end of MidAmerican's fiscal year 1998. In the event of a Change in Control occurring in 1998 (which, as defined in the STIP, would include the Merger if the Effective Time occurs in 1998), the 1998 awards would become immediately vested and the performance goals related to such awards would be deemed to have been achieved at the target level.

     The MidAmerican 1995 Long-Term Incentive Plan (the "LTIP") was adopted by the Board of Directors in 1995 and approved by the shareholders in April 1996. Under the LTIP, officers and other key employees may be awarded incentive stock options and non-statutory stock options, stock appreciation rights, restricted stock, bonus stock and performance shares, individually or in combination. Non-employee members of the MidAmerican Board receive restricted stock awards under the LTIP. The MidAmerican officers have been awarded stock options and restricted stock under the LTIP and non-employee members of the MidAmerican Board have been awarded restricted stock, some of which are not currently exercisable and/or subject to certain restrictions. Under the terms of the LTIP, unless provided otherwise in an individual's award agreement, in the event of a Change in Control (which, as defined in the LTIP, would include the Merger): (i) except as otherwise provided in individual stock option award agreements (stock options awarded in 1998 will not vest or become exercisable as a result of a Change in Control), all outstanding stock options would become immediately exercisable in full; (ii) the restriction periods applicable to restricted stock awards would lapse; and (iii) the performance measures applicable to outstanding restricted stock awards and to any outstanding performance share awards would be deemed to be satisfied at the target level. As of the date of the Merger Agreement, MidAmerican executive officers (including Stanley J. Bright and one former executive officer currently serving on the MidAmerican Board) held 493,333 outstanding and unvested stock options and 146,372 shares of restricted stock which would vest as a result of the Merger. As of the date of the Merger Agreement, non-employee directors held 41,600 shares of restricted stock which would vest as a result of the Merger.

     The MidAmerican Supplemental Retirement Plan for Designated Officers (the "SERP") provides additional retirement benefits to designated participants, as determined by the MidAmerican Board. The MidAmerican executive officers are participants in the SERP. The SERP provides retirement benefits up to sixty-five percent of a participant's Total Cash Compensation in effect immediately prior to retirement. "Total Cash Compensation" means the highest amount payable to a participant as annual base salary during the five years immediately prior to retirement, plus the average of the participant's awards under an annual incentive bonus program over the prior three years. The supplemental retirement benefits are reduced by the amount of the participant's regular retirement benefit under the MidAmerican Energy Company Cash Balance Retirement Plan, which became effective January 1, 1997, and by benefits under the Iowa-Illinois Gas and Electric Company Supplemental Retirement Plan, the Midwest Resources Inc. Supplemental Retirement Plan or the Iowa Resources Inc. and Subsidiaries Supplemental Retirement Plan. Benefits from the SERP are paid out of general corporate funds, however, MidAmerican, through a trust, maintains life insurance on the participants in amounts expected to be sufficient to fund the after-tax cost of the projected benefits. The SERP provides that in the event of a "Change in Control" (which, as defined therein, would include the Merger) the rabbi trust established thereunder shall become irrevocable.

     The MidAmerican Deferred Compensation Plan for Executives (the "Executive Deferred Compensation Plan") provides that each participant can elect to defer up to fifty percent of the aggregate of his or her base salary and the cash portion of any incentive compensation received by the participant which is eligible for deferral under the applicable incentive compensation plan. The MidAmerican Deferred Compensation Plan for Directors (the "Director Deferred Compensation Plan," and together with the Executive Deferred Compensation Plan, the "Deferred Compensation Plans") provides that each participant can elect to defer all or part of his or her retainer and meeting fees. Several MidAmerican executive officers and directors participate in the Deferred Compensation Plans. Under the Deferred Compensation Plans, participants elect to have deferred amounts earn a fixed rate of interest (the amount of which is established by the compensation committee prior to the beginning of each plan year) (the "Fixed Rate Option") or to have the value of deferred amounts based on the book value of MidAmerican common stock (the "Book Value Option"). Under the Book Value Option, participants' accounts are credited with "Units," the number of which is determined by dividing the cash amount of the deferral by the book value (as defined in the Deferred Compensation Plan) of MidAmerican common stock at the end of the previous calendar year. In addition, under the Book Value Option, from time to time as cash dividends are paid on MidAmerican common stock, participant's accounts are credited with additional Units, so that the participant is credited with the equivalent of what the participant would have received had he or she been the record owner of the number of shares of MidAmerican common stock equal to the number of Units in the participant's account. Under the Book Value Option, distribution of deferred amounts occurs at the higher of (i) the market value of MidAmerican common stock determined either at a single point in time or over a period of time or (ii) Book Value. Under the Executive Deferred Compensation Plan, unless the MidAmerican Board approves a distribution upon termination of employment prior to retirement, participants are not entitled to payment of any deferred compensation until they reach "Retirement" age (including "Early Retirement" age if the participant takes early retirement) (as those terms are defined in MidAmerican's pension plans), or upon death or permanent disability, whichever occurs first. Under the Director Deferred Compensation Plan, participants are not entitled to payment of any deferred compensation until the time previously specified (when participants first elected to defer compensation), or upon death or permanent disability, whichever occurs first.

     Prior to the Effective Time, MidAmerican and certain of its subsidiaries will contribute $12,000,000 to the grantor trusts maintained by MidAmerican and certain of its subsidiaries for the SERP and Deferred Compensation Plans and similar deferred compensation plans of predecessor companies. Such trusts remain subject to the claims of creditors of MidAmerican and its subsidiaries. New MidAmerican has agreed to cause MidAmerican or its subsidiaries to contribute $8,000,000 to such trusts at or prior to the end of each of the first three years following consummation of the Merger commencing with the year in which the Merger occurs.

     Indemnification. From and after the Effective Time, New MidAmerican shall, to the fullest extent not prohibited by applicable law, indemnify, defend and hold harmless the present and former officers and directors of MidAmerican against all losses, expenses (including reasonable attorney's fees), claims, damages or liabilities or, subject to certain restrictions, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time that are in whole or in part based on, or arise out of, the fact that such person is or was a director or officer of MidAmerican arising out of or pertaining to the transactions contemplated by the Merger Agreement.

     In addition, the Merger Agreement provides that New MidAmerican will cause to be maintained MidAmerican's existing directors' and officers' liability insurance coverage ("D&O Insurance") for a period of six years after the Effective Time, so long as the annual premium therefore does not exceed 200% of the most recent annual premium paid by MidAmerican prior to the date of the Merger Agreement (the "Current Premium"); provided, however, that if the existing D&O Insurance cannot be maintained during such six year period, New MidAmerican shall maintain or obtain as much D&O Insurance for MidAmerican as may be obtained for the remainder of the period for a premium not in excess of 200% of the Current Premium.


FINANCING OF THE MERGER

     CalEnergy currently proposes to fund the Merger consideration with its available cash and a combination of debt and equity securities, potentially including (i) up to $600 million of the net proceeds from an expected offering by CalEnergy later this year of its common and/or preferred securities and/or other equity-linked securities (some of which may be replaced by non-core asset sales), (ii) approximately $830 million of the net proceeds from an offering of CalEnergy debt securities (which, as noted below, has already been consummated) and (iii) approximately $740 million of the net proceeds from an expected debt offering later this year by a special-purpose financing subsidiary of CalEnergy that, after consummation of the Merger, will own MidAmerican, which debt is expected to be non-recourse to CalEnergy. The timing and composition of such financing elements are flexible and subject to optimization and refinement as financing market conditions change. CalEnergy has obtained "highly confident" letters from CSFB and Lehman Brothers that they will be able to arrange for such financing on behalf of CalEnergy on commercially reasonable terms. However, there can be no assurance that such financing will be consummated. On September 22, 1998, CalEnergy closed the sale of $1.4 billion principal amount of its senior notes and bonds, of which approximately $830 million in net proceeds is expected to be used to fund the merger consideration and the balance of which is expected to be used to refinance CalEnergy's outstanding 10 1/4% Senior Discount Notes, which become callable on January 15, 1999.


DISSENTERS' RIGHTS

     The Iowa Business Corporation Act (the "Iowa Act") provides dissenters' rights for MidAmerican shareholders who object to the Merger and meet the requisite statutory requirements contained in Sections 1301 through 1331 of the Iowa Act. Under the Iowa Act, if the Merger Agreement is approved by the shareholders of MidAmerican and the Merger is consummated, any MidAmerican shareholder who wishes to assert dissenters' rights must do all of the following: (i) deliver to MidAmerican before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares of stock, (ii) not vote such shares of stock in favor of the approval of the Merger Agreement, and (iii) upon the receipt of a dissenters' notice from MidAmerican, demand payment, certify whether the shareholder acquired beneficial ownership of such shares of stock before the date set forth in the dissenters' notice and deposit the certificate or certificates representing such shares of stock in accordance with the terms of the notice. Upon receipt of a payment demand as set forth above, or at the Effective Time, whichever is later, New MidAmerican will pay to such shareholder the amount New MidAmerican estimates to be the "fair value" of such shares of capital stock as of the time immediately prior to the consummation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger, unless exclusion would be inequitable, plus accrued interest. A shareholder who does not satisfy each of the aforementioned requirements is not entitled to payment for such shareholder's shares of capital stock under the dissenters' rights provisions of the Iowa Act and will be bound by the terms of the Merger.

     A shareholder may dissent as to less than all of the shares of capital stock registered in the name of such shareholder only if such shareholder dissents with respect to all shares beneficially owned by any one person and notifies MidAmerican in writing of the name and address of each person on whose behalf such shareholder asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares of capital stock as to which the shareholder dissents and such shareholder's other shares of capital stock were registered in the names of different shareholders. A beneficial shareholder may assert dissenters' rights as to shares held on such shareholder's behalf only if such shareholder (i) submits to MidAmerican the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and (ii) asserts dissenters' rights with respect to all shares of capital stock of which the shareholder is the beneficial shareholder or over which such beneficial shareholder has the power to direct the vote.

     Set forth below is a summary of the procedures relating to the exercise of dissenters' rights under the Iowa Act. The following summary does not purport to be a complete statement of the provisions of Sections 1301 through 1331 of the Iowa Act and is qualified in its entirety by reference to Annex V hereto and to any amendments to such sections as may be adopted after the date of this Joint Proxy Statement.

     The Iowa Act requires that a MidAmerican shareholder who wishes to assert dissenters' rights (i) deliver to MidAmerican before the vote is taken, written notice of the shareholder's intent to demand payment for shares of MidAmerican common stock if the Merger is consummated and (ii) not vote such shares of capital stock in favor of the Merger. Any such notice by MidAmerican shareholders must be received by MidAmerican at 666 Grand Avenue, P.O. Box 657, Des Moines, Iowa 50303-0657, Attention: Vice President and Corporate Secretary, prior to such vote. The submission by a shareholder of a blank proxy card or one voted in favor of the Merger (if not revoked) will count as a vote in favor of the Merger and will serve to waive dissenters' rights. However, failure to return a proxy or to vote against or abstain from voting will not serve to waive such rights.

     Within ten days after the date on which the Merger Agreement is approved by its shareholders, MidAmerican must deliver a written dissenters' notice to all of its respective shareholders that have given a written notice and not voted in favor of the Merger in accordance with the preceding paragraph. The dissenters' notice will (i) state where the payment demand must be sent and where and when certificates for shares of common stock must be deposited, (ii) supply a form for demanding payment that includes the date of the first announcement to the news media or to shareholders of the terms of the proposed Merger and which requires that the shareholder asserting dissenters' rights certify whether or not such shareholder acquired beneficial ownership of the shares before such date, (iii) set a date by which MidAmerican must receive the payment demand, which date will be not less than 30 nor more than 60 days from the date such dissenters' notice is delivered, and (iv) be accompanied by the relevant sections of the Iowa Act. A shareholder sent a dissenters' notice as described above and wishing to assert dissenters' rights must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date set forth in the dissenters' notice and deposit the certificate representing the shares in accordance with the terms of the notice.

     Upon receipt of the payment demand, or at the Effective Time, whichever is later, New MidAmerican must pay each dissenting shareholder that has complied with the provisions of the Iowa Act the amount estimated to be the fair value of the dissenter's shares, plus accrued interest from the Effective Time to the date of payment at the average rate paid by New MidAmerican on its bank loans or, if none, at a rate that is fair and equitable under all the circumstances, such payment must be accompanied by certain financial data relating to New MidAmerican and other specified information as required by the Iowa Act. If the proposed Merger is not effected within 180 days after the date set for demanding payment and depositing capital share certificates, MidAmerican will return the deposited certificates and, if the Merger is subsequently effected, New MidAmerican will deliver a new dissenters' notice and repeat the payment demand procedure. New MidAmerican may elect to withhold payment from a dissenting shareholder unless the dissenting shareholder was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement of the terms of the proposed Merger. If New MidAmerican so elects to withhold payment, it must, after the Effective Time, estimate the fair value of the shares, plus accrued interest at the rate described above, and pay such amount and provide certain other specified information as set forth in the Iowa Act, to each such dissenting shareholder who agrees to accept it in full satisfaction of the dissenter's demand.

     If (i) the dissenter believes that the amount offered or paid is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated, (ii) New MidAmerican fails to make payment within 60 days after the date set for demanding payment, or (iii) MidAmerican, having failed to effect the Merger, does not return the deposited certificates within 60 days after the date set for demanding payment, dissenters may, within 30 days after the payment was made or offered, notify New MidAmerican or MidAmerican, as the case may be, in writing of the dissenting shareholder's own estimate of the fair value of the shares and the amount of interest due, and demand payment of the fair value of such shares and interest so calculated less payments received by such dissenting shareholder, if any. A dissenter waives the right to demand payment as described in this paragraph unless the dissenter notifies New MidAmerican of the dissenter's demand within 30 days after New MidAmerican made or offered payment for the dissenter's shares. If the demand of a MidAmerican dissenter for payment remains unsettled, New MidAmerican must (i) commence a proceeding in the Iowa District Court for Polk County in Des Moines, Iowa, within 60 days after receiving the payment demand to determine the fair value of the shares and accrued interest or (ii) pay to each such dissenter the amount demanded. The costs of a proceeding, including the reasonable compensation and expenses of appraisers appointed by the Court, will generally be assessed against New MidAmerican. The court may, however, assess such court costs, including the fees and expenses of counsel and experts, against a dissenter that is found by the court to have acted arbitrarily, vexatiously or not in good faith in demanding payment.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES


     The following is a general summary of the material federal income tax consequences of the Merger to the MidAmerican shareholders under the law as in effect as of the date of this Joint Proxy Statement. The following discussion is for general information only and may not apply in particular categories of holders, such as financial institutions, broker dealers and tax-exempt entities, foreign persons or shareholders who acquired their shares upon the exercise of stock options or in other compensatory transactions. Furthermore, no foreign, state or local tax considerations are addressed, nor are federal tax considerations others than income tax considerations. The discussion is based on current federal income tax law, which is subject to change at any time (possibly with retroactive effect). ALL MIDAMERICAN SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE MERGER TO THEM WITH SPECIFIC REFERENCE TO THEIR PARTICULAR TAX SITUATIONS, INCLUDING SUCH TAX CONSEQUENCES UNDER FOREIGN, STATE AND LOCAL TAX LAWS.


     The exchange of the shares of MidAmerican common stock for cash in connection with the Merger will be a taxable transaction to the holders of such shares for federal income tax purposes. In general, each shareholder will recognize gain or loss in an amount equal to the difference between the cash received and such shareholder's tax basis in the shareholder's shares. Such gain or loss will be a capital gain or loss if such shareholder has held such shares as capital assets within the meaning of Section 1221 of the Code. Such capital gain or loss will be a long-term capital gain or loss if such shareholder has held such shares for more than a year as of the date of exchange. There are certain limitations on the deductibility of capital losses.



     It is the responsibility of each shareholder to determine the tax basis of their shares of MidAmerican common stock. MidAmerican is unable to provide this information to MidAmerican shareholders.


     Cash received in exchange for MidAmerican shares in the Merger may be subject to a backup withholding tax at a rate of 31% unless the relevant shareholder is an exempt recipient or complies with certain identification procedures.


ACCOUNTING TREATMENT


     The merger will be accounted for using the purchase method of accounting. Under this method of accounting, the purchase price will be allocated to the fair value of the net assets acquired. The excess purchase price over the fair value of the assets acquired will be allocated to goodwill or an acquisition adjustment account if reported in regulatory accounts.

            ADDITIONAL INFORMATION RELATING TO THE REINCORPORATION


GENERAL

     Pursuant to the Reincorporation, if approved by CalEnergy's shareholders, immediately prior to the Effective Time, CalEnergy will merge with and into Maverick Reincorporation Sub, Inc., an Iowa corporation which is a wholly owned subsidiary of CalEnergy. The surviving corporation of the Reincorporation will be renamed MidAmerican Energy Holdings Company, an Iowa corporation, and each issued and outstanding share of CalEnergy common stock will be converted into one share of New MidAmerican common stock. Holders of CalEnergy common stock will automatically become holders of New MidAmerican common stock, and their certificates which represent shares of CalEnergy common stock will automatically represent the shares of New MidAmerican common stock into which such shares were converted in the Reincorporation. SHAREHOLDERS OF CALENERGY SHOULD NOT SEND IN THEIR CALENERGY COMMON STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM. After the Reincorporation, shareholders of CalEnergy at the Effective Time will receive written instructions for exchanging presently outstanding certificates representing shares of CalEnergy common stock for new stock certificates bearing the name of New MidAmerican and representing the appropriate number of shares of New MidAmerican common stock.

     For a description of the rights of holders of shares of New MidAmerican common stock under Iowa law compared with the rights of holders of shares of CalEnergy common stock under Delaware law, see "Comparison of Rights of CalEnergy Shareholders."


REASONS FOR THE REINCORPORATION; RECOMMENDATION OF THE CALENERGY BOARD

     As discussed above under "The Merger--Reasons for the Merger" and "The Merger--Recommendations of the Boards of Directors--CalEnergy," the CalEnergy Board has approved the Merger Agreement. However, the Merger Agreement requires that as a condition to the closing of the Merger, CalEnergy must reincorporate as an Iowa corporation. This requirement is to ensure that CalEnergy (which after the Merger will indirectly own MidAmerican Energy Company, an Iowa public utility owned by MidAmerican) will qualify for an intrastate exemption from regulation under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"). Accordingly, the CalEnergy Board recommends that CalEnergy shareholders vote FOR approval of the Reincorporation.


DISSENTERS' RIGHTS

     CalEnergy shareholders are not entitled to any dissenters' rights in connection with the Merger or the Reincorporation.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material federal income tax consequences of the Reincorporation to the CalEnergy shareholders under the law as in effect as of the date of this Joint Proxy Statement. The following discussion is for general information only and may not apply in particular categories of holders, such as financial institutions, broker dealers and tax-exempt entities, foreign persons or shareholders who acquired their shares upon the exercise of stock options or in other compensatory transactions. Furthermore, no foreign, state or local tax considerations are addressed, nor are federal tax considerations others than income tax considerations. The discussion is based on current federal income tax law, which is subject to change at any time (possibly with retroactive effect). ALL CALENERGY SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEM WITH SPECIFIC REFERENCE TO THEIR PARTICULAR TAX SITUATIONS, INCLUDING SUCH TAX CONSEQUENCES UNDER FOREIGN, STATE AND LOCAL TAX LAWS.

     CalEnergy believes that the Reincorporation will constitute a tax-free reorganization under the Internal Revenue Code. Accordingly, no gain or loss will be recognized for federal income tax purposes by CalEnergy, New MidAmerican or their shareholders as a result of the Reincorporation, and the tax basis and holding period for the New MidAmerican shares received by the CalEnergy shareholders in exchange for their CalEnergy shares will be the same as the tax basis and holding period of the CalEnergy shares exchanged therefor.


                              REGULATORY MATTERS

     Set forth below is a summary of the regulatory requirements affecting the Merger and the Reincorporation.


ANTITRUST CONSIDERATIONS

     The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations thereunder provide that certain transactions (including the Merger) may not be consummated until certain information has been submitted to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and specified HSR Act waiting period requirements have been satisfied. MidAmerican and CalEnergy have provided their respective premerger notification filings pursuant to the HSR Act, and the waiting period under the HSR Act is currently scheduled to expire on October 11, 1998, subject to possible extension by the Antitrust Division or the FTC. The expiration or earlier termination of the HSR Act waiting period would not preclude the Antitrust Division or the FTC from challenging the Merger on antitrust grounds. MidAmerican and CalEnergy believe that the Merger will not violate Federal antitrust laws. If the Merger is not consummated within 12 months after the expiration or earlier termination of the HSR Act waiting period, MidAmerican and CalEnergy would be required to submit new information to the Antitrust Division and the FTC, and a new HSR Act waiting period would have to expire or be earlier terminated before the Merger could be consummated.


FEDERAL POWER ACT

     Section 203 of the Federal Power Act provides that no public utility shall sell or otherwise dispose of its jurisdictional facilities or directly or indirectly merge or consolidate such facilities with those of any other person or acquire any security of any other public utility without first having obtained authorization from the FERC. The approval of the FERC is required in order to consummate the Merger. Under Section 203 of the Federal Power Act, the FERC will approve a merger if it finds the merger to be "consistent with the public interest." On September 14, 1998, MidAmerican and MidAmerican Energy Company filed an application with the FERC requesting that it approve the Merger under Section 203 of the Federal Power Act.


IOWA PUBLIC UTILITY REGULATION

     Iowa law provides that a merger or consolidation of the whole or any substantial part of a public utility's assets shall not take place if the Iowa Utilities Board (the "IUB") disapproves. On September 21, 1998, MidAmerican, MidAmerican Energy Company and CalEnergy filed an application with the IUB for its order permitting the Merger to occur. Iowa law provides that the application will be deemed to have been approved unless the IUB disapproves the Merger within 90 days after the filing of the application, unless such time period is extended by the IUB, for good cause shown, for an additional period not to exceed 90 days, and that the IUB cannot disapprove the Merger without providing for a notice and opportunity for hearing.


ILLINOIS PUBLIC UTILITY REGULATION

     Under Illinois law, MidAmerican Energy Company must notify the Illinois Commerce Commission ("ICC") of the Merger at least 30 days prior to consummation of the transaction and file certain information regarding the transaction with the ICC. MidAmerican and CalEnergy believe that the Merger qualifies for an exemption from the ICC approval and hearing process.

NUCLEAR REGULATORY COMMISSION REGULATION

     MidAmerican Energy Company is a 25% nonoperating owner of Quad-Cities Nuclear Generating Station Units 1 and 2 (collectively, "Quad Cities"). The remaining interests in the two units are owned by the operator of Quad Cities, Commonwealth Edison Company. As an owner, MidAmerican Energy Company has received a license from the Nuclear Regulatory Commission (the "NRC") with respect to its ownership interests in Quad Cities. The Merger may constitute an indirect transfer of control of MidAmerican Energy Company's ownership interest, which would require prior approval by the NRC. On September 10, 1998, MidAmerican Energy Company, with Commonwealth Edison Company (the operator and the owner of the majority ownership interests in Quad Cities), filed an application for NRC approval to the full extent required for the indirect transfer of its interest in the Quad Cities license.


OTHER REGULATORY MATTERS

     MidAmerican and CalEnergy do not believe that any other regulatory approvals are required in connection with the Merger. However, partial dispositions of certain of CalEnergy's independent generating facilities may be required to be made by CalEnergy prior to consummation of the Merger in order to maintain the qualifying facility ("QF") status (under the Public Utility Regulatory Policies Act of 1978) of these facilities following consummation of the Merger. CalEnergy will also seek certain state regulatory certifications pursuant to Section 33(a) of the 1935 Act relating to its exemption from the 1935 Act for foreign utility operations. MidAmerican and CalEnergy have agreed in the Merger Agreement to use all commercially reasonable efforts to obtain all regulatory approvals and certifications required for the Merger, but there can be no assurance as to when or if such approvals and certifications will be obtained or that such approvals and certifications will be obtained on terms or conditions that will not have a material adverse effect on the business, operations, properties, assets, condition, prospects or results of New MidAmerican following the Merger.


              OPERATIONS OF NEW MIDAMERICAN FOLLOWING THE MERGER


MANAGEMENT

     After the Merger, the initial New MidAmerican Board will consist of 15 persons, including 11 persons designated by the CalEnergy Board and Stanley J. Bright and three other persons designated by the MidAmerican Board from among the members of the current MidAmerican Board. CalEnergy has designated its current directors to serve as directors of New MidAmerican. The MidAmerican Board has designated Frank S. Cottrell, Jack W. Eugster and Robert L. Peterson to serve as directors of New MidAmerican.

     David L. Sokol, CalEnergy's Chairman and Chief Executive Officer, will continue as Chairman and Chief Executive Officer of New MidAmerican and Gregory
E. Abel, the President and Chief Operating Officer of CalEnergy, will become the President and Chief Operating Officer of New MidAmerican. Stanley J. Bright, MidAmerican's Chairman, President and Chief Executive Officer, will serve as Vice Chairman and on the Executive Committee of New MidAmerican. Mr. Bright will also have a consulting agreement with New MidAmerican following the Merger. See "The Merger--Interests of Certain Persons in the Merger--Employment Agreement Termination and Consulting Agreement."


OPERATIONS OF NEW MIDAMERICAN

     The Merger Agreement provides that New MidAmerican will locate its corporate headquarters (other than the office of the Chairman and Chief Executive Officer and related functions) in Des Moines, Iowa, and will maintain the corporate functions of finance (including the office of the chief financial officer), treasury, secretary (other than for New MidAmerican), human resources and legal (including general counsel), accounting and administration, in Des Moines, Iowa. Such provision cannot be modified unless and until the terms of such modification are approved by a vote of 80% of the members of the New MidAmerican Board.

JOINT VENTURE LETTER OF INTENT

     At the time of the execution of the Merger Agreement, CalEnergy and MidAmerican signed a letter of intent to pursue development of a gas-fired generation unit which will have a capacity of approximately 500 megawatts and which would sell power on a merchant and contract basis into Illinois and other markets. The proposed joint venture, which is in a preliminary stage and remains subject to permitting, financing and definitive documentation, would be owned and managed jointly by the two parties. The joint venture is not subject to consummation of the Merger.


                             THE MERGER AGREEMENT

     The following is a brief summary of the material provisions of the Merger Agreement, which is attached as Annex I and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Merger Agreement.


THE MERGER

     The Merger The Merger Agreement provides that, following the approval of the Merger Agreement by the shareholders of MidAmerican and of the Reincorporation by the shareholders of CalEnergy, and the satisfaction or waiver of the other conditions to the Merger, including obtaining the requisite statutory approvals thereto, a subsidiary of New MidAmerican will be merged with and into MidAmerican. The Merger will then become effective after the filing of Articles of Merger with the Secretary of State of the State of Iowa at such time as is specified in the Articles of Merger.

     Consummation of the Merger. At the Effective Time, pursuant to the Merger Agreement and the Iowa Act, each issued and outstanding share of MidAmerican common stock (other than any shares of MidAmerican common stock (i) owned by MidAmerican, by any subsidiary of MidAmerican, by CalEnergy or by any subsidiary of CalEnergy, all of which will be canceled without consideration and will cease to exist, or (ii) held by a MidAmerican Dissenter) will be converted into the right to receive $27.15 in cash, without interest, upon surrender of the certificate representing such share of MidAmerican common stock.

     MidAmerican Common Stock Certificates. At the Effective Time, each certificate representing shares of MidAmerican common stock issued and outstanding prior to the Merger, other than any shares which will not be converted, will represent instead the right to receive the cash into which such issued and outstanding shares may be converted. Upon such conversion, all such shares of MidAmerican common stock will be canceled and cease to exist, and each holder of a certificate representing any such shares will cease to have any voting or other rights with respect thereto, except the right to receive upon the surrender of such certificate the cash consideration payable pursuant to the Merger Agreement, without interest.

     As soon as possible after the Effective Time, a bank or trust company designated by MidAmerican to act as agent for its shareholders (the "Exchange Agent") will mail transmittal instructions to each holder of record of shares of MidAmerican common stock at the Effective Time, advising the shareholder of the procedure for surrendering the certificates representing shares of MidAmerican common stock for the cash consideration to be paid in exchange for such shares or otherwise receiving payment with respect to uncertificated shares. Delivery will be effected, and risk of loss and title to the certificates representing shares of MidAmerican common stock will pass, only upon actual delivery of such share certificates to the Exchange Agent. SHAREHOLDERS OF MIDAMERICAN SHOULD NOT SEND IN THEIR MIDAMERICAN COMMON STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the Effective Time, each certificate evidencing MidAmerican common stock (other than shares held by MidAmerican or CalEnergy or by any of their respective subsidiaries, or by MidAmerican Dissenters), until so surrendered and exchanged will, for all purposes, evidence only the right to receive $27.15 in cash, without interest. The holder of such unexchanged certificate will not be entitled to receive any dividends or other distributions payable by MidAmerican with a record date prior to the Effective Time which may have been declared by MidAmerican until the certificate is surrendered at which time such holder shall be entitled to receive all dividends or other distributions accrued and unpaid from the Effective Time until the time of such surrender.


REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains customary representations and warranties by each of MidAmerican and CalEnergy relating to, among other things: (i) their respective organization and qualification, the organization and qualification of their respective subsidiaries and similar corporate matters; (ii) their respective capital structures; (iii) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters;
(iv) regulatory and statutory approvals; (v) compliance with applicable laws and agreements; (vi) reports and financial statements filed with governmental authorities and the accuracy of information contained therein; (vii) absence of material adverse changes and undisclosed liabilities; (viii) litigation; (ix) the accuracy of information supplied by each of MidAmerican and CalEnergy for use in this Joint Proxy Statement; (x) certain tax matters; (xi) employee matters; (xii) environmental matters; (xiii) the utility regulatory status of MidAmerican and its subsidiaries; (xiv) the MidAmerican and CalEnergy shareholder vote required to approve the Merger Agreement and the Reincorporation, respectively; (xv) the receipt by MidAmerican and CalEnergy of fairness opinions of their respective financial advisors; and (xvi) insurance. MidAmerican also made certain representations and warranties in the Merger Agreement as to the non-applicability of certain provisions of the Iowa Act and the MidAmerican Rights Agreement to the Merger, and CalEnergy made certain representations as to the financing arrangements in respect of the Merger.


CERTAIN COVENANTS

     Covenants of MidAmerican. Pursuant to the Merger Agreement, MidAmerican has agreed that, during the period from the date of the Merger Agreement until the Effective Time or earlier termination of the Merger Agreement, except (i) as permitted under the Merger Agreement, or (ii) as otherwise consented to in writing by CalEnergy, it will (and each of its subsidiaries will) among other things: (a) (I) carry on its business in the ordinary course substantially as previously conducted and use all commercially reasonable efforts to preserve intact their respective business organizations, relationships and employee arrangements to the end that goodwill and ongoing businesses are not materially impaired at the Effective Time, (II) not enter into a new line of business involving any material investment of assets or resources or any material exposure to liability or loss and (III) not acquire, or agree to acquire, by merger or consolidation with, or by purchase or otherwise, a substantial equity interest in or a substantial portion of the assets of, any business or corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets (other than equipment, fuel, supplies and similar items or for capital expenditures, in each case, in the ordinary course of business consistent with past practice); provided, however, that MidAmerican or any of its subsidiaries may enter into a new line of business or make such an other acquisition other than in common equity securities of any U.S. gas or electric utility company to the extent such investments or acquisitions do not exceed $100 million in the aggregate; (b) not declare or pay any dividends on or make other distributions in respect of any of its capital stock, other than to MidAmerican or its wholly owned subsidiaries, dividends required to be paid on any series of preferred stock of MidAmerican Energy Company, in accordance with the respective terms thereof, regular quarterly dividends to be paid on MidAmerican common stock not to exceed 100% of the average quarterly dividend for the prior four quarterly dividend payments with respect thereto and a special dividend on MidAmerican common stock of up to $.30 prorated based on the number of days in the quarter in which the Effective Date occurs; (c) not split, combine or reclassify any of their capital stock or issue or authorize or propose the issuance of any securities in respect of, in lieu of, or in substitution for, shares of their capital stock; (d) not issue, agree to issue, deliver, sell, award, pledge, dispose of or otherwise encumber capital stock, warrants, rights, options or convertible or similar securities other than (I) issuances by a wholly owned subsidiary of its capital stock to its direct or indirect parent and (II) issuances of shares of MidAmerican common stock pursuant to the exercise of employee stock options outstanding on the date of the Merger Agreement; (e) not incur or guarantee any indebtedness (including any amount borrowed or guaranteed or otherwise assumed, including without limitation, the issuance of any debt securities or warrants or rights to acquire debt or enter into any "keep-well" agreements or indemnity or other agreements to maintain the financial condition of another person or enter into any arrangement having the economic effect of the foregoing), other than (I) indebtedness or guarantees incurred in the ordinary course of business consistent with past practice (such as refinancings, issuances of commercial paper, the use of existing or replacement credit facilities or hedging activities), (II) arrangements between MidAmerican and wholly owned MidAmerican subsidiaries or among wholly owned MidAmerican subsidiaries, (III) in connection with the refunding or defeasance of existing indebtedness or (IV) as may be necessary in connection with permitted investments or acquisitions; (f) not (I) enter into, adopt or amend or increase the amount or accelerate the payment or vesting of any benefit or amount payable under, any employee benefit plan or other contract, agreement, commitment, arrangement, plan, trust, fund or policy maintained by, contributed to or entered into by or any of its subsidiaries, or increase, or enter into any contract, agreement, commitment or arrangement to increase, in any manner, the compensation or fringe benefits, or otherwise to extend, expand or enhance the engagement, employment or any related rights, of any director, officer or other employee of such party or any of its subsidiaries, except pursuant to binding legal commitments and except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to such party or any of its subsidiaries, (II) enter into or amend any employment, severance, pension, deferred compensation or special pay arrangement with respect to the termination of employment or other similar contract, agreement or arrangement with any director or officer or other employee other than in the ordinary course of business consistent with past practice or (III) deposit into any trust amounts in respect of any employee benefit obligations or obligations to directors (other than transfers into any trust, other than a rabbi or other trust with respect to non-qualified deferred compensation) made in accordance with past practice; (g) not engage in or permit any of its subsidiaries to engage in any activity which would cause a change in its status under the 1935 Act, or impair the ability of MidAmerican, New MidAmerican or any subsidiary of New MidAmerican to claim an exemption as of right under Rule 2 of the 1935 Act or that would subject New MidAmerican or any of its subsidiaries to regulation under the 1935 Act following the Merger and the Reincorporation (other than under Section 9(a)(2) or as an exempt holding company under Section 3(a)(1) thereof); (h) confer with CalEnergy and notify CalEnergy of any significant changes, including by providing copies of any filings with governmental authorities; (i) cooperate with CalEnergy and use all commercially reasonable efforts to obtain certain third-party consents to the Merger; (j) not take any action that is likely to result in a material breach of any provision of the Merger Agreement or result in any of its representations and warranties becoming untrue; and (k) not take any action that is likely to jeopardize the qualification of the outstanding revenue bonds issued for the benefit of MidAmerican Energy Company as tax-exempt industrial revenue bonds.

     Covenants of CalEnergy. Pursuant to the Merger Agreement, CalEnergy has agreed that, during the period from the date of the Merger Agreement until the Effective Time or earlier termination of the Merger Agreement, except (i) as permitted under the Merger Agreement, or (ii) as otherwise consented to in writing by MidAmerican, it will (and each of its subsidiaries will) among other things: (a) (I) carry on its business in the ordinary course substantially as previously conducted and use all commercially reasonable efforts to preserve intact their respective business organizations, relationships, and employee arrangements to the end that goodwill and ongoing businesses are not materially impaired at the Effective Time, (II) not enter into a new line of business involving any material investment of assets or resources or any material exposure to liability or loss and (III) not acquire, or agree to acquire, by merger or consolidation with, or by purchase or otherwise, a substantial equity interest in or a substantial portion of the assets of, any business or corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets (other than equipment, fuel, supplies and similar items or for capital expenditures, in each case, in the ordinary course of business consistent with past practice); provided, however, that CalEnergy or any of its subsidiaries may enter into a new line of business or make such an other acquisition other than in common equity securities of any U.S. gas or electric utility company to the extent such investments or acquisitions do not exceed $500 million in the aggregate; (b) not incur or guarantee any indebtedness (including any amount borrowed or guaranteed or otherwise assumed, including without limitation, the issuance of any debt securities or warrants or rights to acquire debt or enter into any "keep-well" agreements or indemnity or other agreements to maintain the financial condition of another person or enter into any arrangement having the economic effect of the foregoing), other than (I) indebtedness or guarantees incurred in the ordinary course of business consistent with past practice (such as refinancings, issuances of commercial paper use of existing credit facilities or hedging activities), (II) arrangements between CalEnergy and wholly owned CalEnergy subsidiaries or among wholly owned CalEnergy subsidiaries, (III); in connection with the refunding or defeasance of existing indebtedness or (IV) as may be necessary in connection with permitted investments or acquisitions, (c) not engage in or permit any of its subsidiaries to engage in any activity which would cause a change in its status under the 1935 Act, or impair the ability of New MidAmerican or any of its subsidiaries to claim an exemption as of right under Rule 2 of the 1935 Act or that would subject New MidAmerican or any of its subsidiaries to regulation under the 1935 Act (other than under Section 9(a)(2) or as an exempt holding company under Section 3(a)(1) thereof) following the Merger and the Reincorporation; (d) confer with MidAmerican and notify MidAmerican of any significant changes, including by providing copies of any filings with governmental authorities; (e) cooperate with MidAmerican and to use all commercially reasonable efforts to obtain certain third-party consents to the Merger; and (f) not take any action that is likely to result in a material breach of any provision of the Merger Agreement or result in any of its representations and warranties becoming untrue.


NO SOLICITATION OF TRANSACTIONS

     The Merger Agreement provides that the parties thereto and their respective subsidiaries will not, and will not authorize or permit, directly or indirectly, any of their respective officers, directors, employees, accountants, counsel, investment bankers, financial advisors, representatives and agents to initiate, solicit or encourage (including by way of furnishing information), or take any other action to facilitate any inquiries or the making of any offer or proposal which constitutes or is reasonably likely to lead to any Acquisition Proposal (as defined below), enter into any agreement with respect to any Acquisition Proposal or, in the event of any unsolicited Acquisition Proposal, engage in negotiations or discussions with, or provide confidential information or data relating to, an Acquisition Proposal. Each party will notify the other party orally and in writing of any such inquiries, offers or proposals (including, without limitation, the terms and conditions of any such proposal and the identity of the person making it), within 24 hours of the receipt thereof and will give the other party five days' advance notice of any agreement to be entered into with or any information to be supplied to any person making such inquiry, offer or proposal in accordance with the last sentence of this paragraph. The Merger Agreement requires each party immediately to cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal. As used in the Merger Agreement, "Acquisition Proposal" means any proposal or offer for a tender or exchange offer, merger, consolidation or other business combination involving MidAmerican or CalEnergy or any of their material subsidiaries or any proposal to acquire in any manner a substantial equity interest in or a substantial portion of the assets of MidAmerican or CalEnergy or any of their material subsidiaries, other than pursuant to transactions contemplated by the Merger Agreement or arrangements made by CalEnergy in connection with the financing of and the consummation of the transactions contemplated by the Merger Agreement.

     The Merger Agreement further provides that, notwithstanding anything in the provisions described above to the contrary, prior to the time its shareholders have voted to approve the Merger or the Reincorporation, as applicable, CalEnergy or MidAmerican may, to the extent required by the fiduciary duties of the Board of Directors of such party under applicable law (as determined in good faith by the Board of Directors of such party based on the advice of outside counsel), engage in discussions or negotiations with and furnish information to a third party who (without any solicitation, initiative, encouragement, discussion or negotiation, directly or indirectly, by such party or its representatives) seeks to initiate discussions or negotiations in connection with a possible Acquisition Proposal with respect to such party, provided, that prior to furnishing such information to or entering into discussions or negotiations with such person or entity, (A)(x) in the case of an Acquisition Proposal for MidAmerican, the third party has first made an Acquisition Proposal that is financially superior to the Merger, (y) the third party has demonstrated that financing for the Acquisition Proposal is reasonably likely to be obtained (as determined in good faith in each case by such party's Board of Directors after consultation with its financial advisors) and (z) the Board of Directors of such party shall have concluded in good faith, after considering applicable provisions of state law and on the basis of a written opinion of outside counsel, that a failure to do so could reasonably be expected to constitute a breach by its Board of Directors of its fiduciary duties to its shareholders under applicable law and (B) prior to furnishing such information to or entering into discussions or negotiations with such person or entity, such party (x) provides prompt notice to the other party to the effect that it is furnishing information to or entering into discussions or negotiations with such person or entity and (y) receives from such person an executed confidentiality agreement in reasonably customary form, together with its written acknowledgment and agreement to pay the termination and other fees provided for in the Merger Agreement and discussed below if such Acquisition Proposal is consummated or any other Acquisition Proposal is consummated with such party or any of its affiliates. Additionally, each of MidAmerican and CalEnergy may comply with Rule 14e-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with regard to a tender or exchange offer.


CONDITIONS TO THE MERGER

     The respective obligations of MidAmerican, CalEnergy and New MidAmerican to effect the Merger are each subject to the following conditions, among others: (i) the approval of the Merger Agreement by the MidAmerican shareholders and of the Reincorporation by the CalEnergy shareholders shall have been obtained; (ii) the Reincorporation shall have been effected; (iii) no temporary restraining order, preliminary or permanent injunction or other order shall be in effect that prevents the consummation of the Merger, and the Merger and the other transactions contemplated thereby shall not have been prohibited under any applicable federal or state law or regulation; (iv) all material governmental authorizations, consents, orders or approvals shall have been obtained and shall not impose terms or conditions that, in the aggregate, would have, or insofar as reasonably can be foreseen, could have a material adverse effect on either CalEnergy or MidAmerican; and (v) the applicable waiting periods under the HSR Act shall have expired or been terminated.

     Additionally, the obligations of MidAmerican to effect the Merger are subject to the following conditions, among others: (i) the agreements and covenants required to be performed by CalEnergy under the Merger Agreement shall have been performed in all material respects; (ii) the representations and warranties of CalEnergy as to noncontravention of law, statutory approvals, the information provided in the Joint Proxy Statement, the CalEnergy shareholders approval, the fairness opinions delivered to CalEnergy and CalEnergy's financing arrangements set forth in the Merger Agreement shall be accurate in all material respects; (iii) MidAmerican shall have received legal opinions from CalEnergy's counsel in form and substance customary for transactions similar to the Merger and reasonably satisfactory to MidAmerican;
(iv) MidAmerican shall have received officers' certificates from New MidAmerican stating that certain conditions set forth in the Merger Agreement have been satisfied; and (v) New MidAmerican shall have executed and delivered the Consulting Agreement of Stanley J. Bright, and such agreement shall be in full force and effect.

     Additionally, the obligations of New MidAmerican to effect the Merger are subject to the following conditions, among others: (i) the agreements and covenants required to be performed by MidAmerican under the Merger Agreement shall have been performed in all material respects; (ii) the representations and warranties of MidAmerican shall be accurate in all material respects; (iii) there shall not have been any material adverse affect on the business, operations, properties, assets or conditions, or the results of operations or prospects of MidAmerican; (iv) the third party consents required by the Merger Agreement to be obtained with respect to MidAmerican shall have been obtained;
(v) the third party consents required by the Merger Agreement to be obtained with respect to CalEnergy shall have been obtained; (vi) New MidAmerican shall have received legal opinions from MidAmerican's counsel in form and substance customary for transactions similar to the Merger and reasonably satisfactory to New MidAmerican; (vii) Stanley J. Bright shall have duly executed and delivered his Consulting Agreement and such Agreement shall be in full force and effect;
(viii) the shares of New MidAmerican common stock issuable in the Reincorporation shall have been approved for listing on the NYSE upon official notice of issuance; and (ix) New MidAmerican shall have received officers' certificates from MidAmerican stating that certain conditions set forth in the Merger Agreement have been satisfied.


BENEFIT PLANS

     Following the Effective Time, New MidAmerican and its subsidiaries will honor all prior contracts, agreements, collective bargaining agreements and commitments with current or former employees and current or former directors of MidAmerican, CalEnergy and their respective subsidiaries, in accordance with the respective terms of such contracts, agreements and commitments, subject to New MidAmerican's right to enforce them in accordance with their terms (including any reserved right to amend, modify, suspend, revoke or terminate them); provided, that, MidAmerican shall have used its reasonable best efforts to obtain waivers of any requirements for a letter of credit under any indemnity agreement or similar arrangement between any current officer or director of MidAmerican or any of its subsidiaries.


TERMINATION

     The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the shareholders of MidAmerican or
CalEnergy: (a) by mutual written consent of the Boards of Directors of MidAmerican and CalEnergy; (b) by either MidAmerican or CalEnergy, by written notice to the other, if the Effective Time shall not have occurred on or before March 31, 1999; provided, that such date shall automatically be changed to December 31, 1999 if on March 31, 1999 the condition of obtaining the required statutory approvals has not been satisfied or waived and the other conditions to the consummation of the transactions contemplated by the Merger Agreement are then capable of being satisfied, and the required statutory approvals which have not yet been obtained are being pursued with diligence; and provided, further, that this right to terminate the Merger Agreement shall not be available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; (c) by either MidAmerican or CalEnergy, by written notice to the other party, if any required shareholder approval shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of shareholders or at any adjournment thereof; (d) by either MidAmerican or CalEnergy, if any state or federal law, order, rule or regulation is adopted or issued, which has the effect, as supported by the written opinion of outside counsel for such party, of prohibiting either the Merger or the Reincorporation, or if any court of competent jurisdiction in the United States or any State shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting either the Merger or the Reincorporation, and such order, judgment or decree shall have become final and nonappealable; provided, that such terminating party shall have complied with its obligations under the Merger Agreement; (e) by either MidAmerican or CalEnergy, upon two days' prior notice to the other if, as a result of an Acquisition Proposal for the terminating party, the Board of Directors of the terminating party, determines in good faith that its fiduciary obligations under applicable law require that such Acquisition Proposal be accepted; provided, however, that (i) the Board of Directors of the terminating party shall have been advised in writing by outside counsel that, notwithstanding a binding commitment to consummate an agreement of the nature of the Merger Agreement entered into in the proper exercise of its applicable fiduciary duties, such fiduciary duties would also require the directors to reconsider such commitment as a result of such tender offer or other written offer or proposal, (ii) the person making the Acquisition Proposal shall have agreed in writing to pay the termination and other fees contemplated by the Merger Agreement and (iii) prior to any such termination, the terminating party shall, and shall cause its respective financial and legal advisors to, negotiate with the other party to make such adjustments in the terms and conditions of the Merger Agreement as would enable the terminating party to proceed with the transactions contemplated therein; and (f) by CalEnergy or MidAmerican, by written notice to the other party, if
(i) there shall have been any material breach of any representation or warranty, or any material breach of any covenant or agreement of the other party under the Merger Agreement, and such breach shall not have been remedied within 20 days after receipt by the other party of notice in writing from the terminating party specifying the nature of such breach and requesting that it be remedied; or (ii) the Board of Directors of the other party (A) shall withdraw or modify in any manner adverse to the terminating party its approval of the Merger Agreement and the transactions contemplated thereby or its recommendation to its shareholders regarding the approval of the Merger Agreement, (B) shall fail to reaffirm such approval or recommendation upon the request of the Terminating Party, (C) shall approve or recommend any Acquisition Proposal, or (D) shall resolve to take any of the actions specified in clauses (A), (B) or (C) immediately preceding. The failure to obtain the necessary shareholder approval will not result in an obligation to pay a termination fee unless the Merger Agreement is terminated following such failure and the events described in clauses (ii) and (iii) of the second paragraph under "Termination Fees" below shall also have occurred.

     In the event of termination of the Merger Agreement by either MidAmerican or CalEnergy as provided above, there shall be no liability on the part of either CalEnergy or MidAmerican or their respective officers or directors thereunder (other than (i) certain specified provisions of the Merger Agreement described below under "Termination Fees" and "Expenses" and (ii) to hold in strict confidence all documents furnished in connection with the transactions contemplated by the Merger Agreement and in accordance with the Confidentiality Agreement, dated June 3, 1998, between CalEnergy and MidAmerican.


TERMINATION FEES

     If the Merger Agreement is terminated (i) at such time that the Merger Agreement is terminable pursuant to clause (f)(i) under "Termination" above ("clause (f)(i)") (except under the circumstances described in the third paragraph of this subsection) by only one of the parties thereto, (ii) pursuant to clause (e) under "Termination" above ("clause (e)"), or (iii) by MidAmerican pursuant to clause (b) under "Termination" above ("clause b") at any time on or after December 31, 1999 when only a certain specified regulatory approval to be obtained by CalEnergy has not been obtained, then the party receiving the notice pursuant to clause (f)(i) or clause (b), or giving the notice pursuant to clause (e) shall promptly (but not later than five business days after such notice is received or given, as the case may be) pay to the other party $35 million in cash, plus in each case cash in an amount equal to all documented out-of-pocket expenses and fees incurred by the other party (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors arising out of, in connection with or related to the Merger or the transactions contemplated by the Merger Agreement) not in excess of $10 million.

     If (i) the Merger Agreement (w) is terminated by any party pursuant to clause (e), (x) is terminated following a failure of the shareholders of CalEnergy or MidAmerican to grant the necessary approvals of the Merger and the Reincorporation, as the case may be, (y) is terminated as a result of such party's failure to take specified actions with respect to obtaining approval of the Merger Agreement or the Reincorporation, as the case may be, from its shareholders or (z) is terminated by either MidAmerican or CalEnergy pursuant to clause (f)(i) as a result of such party's breach, (ii) at the time of such termination or prior to the meeting of such party's shareholders there shall have been an Acquisition Proposal involving such party or its affiliates which at the time of such termination or of the meeting of such party's shareholders shall not have been (x) rejected by such party and its Board of Directors and
(y) withdrawn by the third party and (iii) within two years of any such termination described in clause (i) above, the party or its affiliate which is the target of the Acquisition Proposal (the "Target Party") becomes a subsidiary or part of such offeror or a subsidiary of an affiliate of such offeror, or merges with and into the offeror or a subsidiary or affiliate of the offeror or enters into a definitive agreement to consummate an Acquisition Proposal with such offeror or affiliate thereof and such transaction is subsequently consummated, then (A) in the event MidAmerican or one of its affiliates is the Target Party, MidAmerican shall pay to CalEnergy and (B) in the event CalEnergy or one of its affiliates is the Target Party, CalEnergy shall pay to MidAmerican, at the closing of the transaction (and as a condition to such closing) in which such Target Party becomes such a subsidiary or part of such other person or the closing of such Acquisition Proposal occurs, an additional termination fee of $60 million in cash.

     If the Merger Agreement is terminated by MidAmerican due to the failure of CalEnergy to deliver the amount of cash to the Exchange Agent required by Merger Agreement at a time when all conditions to CalEnergy's obligation to close have been satisfied or otherwise waived in writing by CalEnergy, then CalEnergy shall pay to MidAmerican a termination fee of $60 million in cash; provided, however, that

CalEnergy shall not be required to pay such termination fee if such failure to provide the cash consideration is the direct result of the inability of CalEnergy to finance the transaction because of the occurrence of any significant disruptions or material adverse changes (i) in the market for new issues of senior debt securities, credit facilities or common, preferred or equity-linked securities by a company having financial characteristics similar to those of CalEnergy or a holding company for MidAmerican, respectively, as of the date of the Merger Agreement, or (ii) in the financial or capital markets in general which make it impracticable for a company having financial characteristics similar to those of CalEnergy or a holding company for MidAmerican, respectively, as of the date of the Merger Agreement, to finance a transaction of the size and nature as that contemplated by the Merger on commercially reasonable financing terms that are available as of the date of such financing.


     In the Merger Agreement, MidAmerican and CalEnergy agree that the agreements described under this section entitled "Termination Fees" are an integral part of the transactions contemplated by the Merger Agreement and constitute liquidated damages and not a penalty. If one party fails to pay promptly to the other any expense and/or fee due thereunder, the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Citibank, N.A. from the date such fee was required to be paid.


     The maximum fee payable by either party under the termination provisions described above is $95 million, plus expenses.


EXPENSES


     Except as set forth above, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expense, except that the expenses in connection with printing and filing of this Joint Proxy Statement will be shared equally by MidAmerican and CalEnergy.


AMENDMENT AND WAIVER


     The Merger Agreement may be amended by the Boards of Directors of MidAmerican and CalEnergy, at any time before or after approval thereof by the shareholders of MidAmerican and CalEnergy and prior to the Effective Time, but after such approvals, no such amendment shall (i) alter or change the amount of cash consideration to be paid by New MidAmerican per share of MidAmerican common stock or (ii) alter or change any of the terms and conditions of the Merger Agreement if any of the alterations or changes, alone or in the aggregate, would materially adversely affect the rights of holders of CalEnergy common stock or MidAmerican common stock. At any time prior to the Effective Time, the parties to the Merger Agreement may extend the time for the performance of any of the obligations or other acts of the other parties thereto, waive any inaccuracies in the representations and warranties contained therein or in any document delivered pursuant thereto and waive compliance with any of the agreements or conditions contained in the Merger Agreement.

                      SELECTED HISTORICAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

     The selected historical financial data of MidAmerican and CalEnergy for the five years ended December 31, 1997 set forth below have been derived from audited financial statements. The selected historical financial data of MidAmerican and CalEnergy for the six months ended June 30, 1998 and June 30, 1997, set forth below have been derived from unaudited financial statements. This financial data should be read in conjunction with the historical consolidated financial statements and related notes thereto of MidAmerican and CalEnergy contained in the respective Annual Reports on Form 10-K and the Quarterly Reports on Form 10-Q of MidAmerican and CalEnergy, which are incorporated by reference herein.


MIDAMERICAN ENERGY
HOLDINGS COMPANY:




                                  SIX MONTHS ENDED JUNE 30,
                                 ---------------------------
                                      1998          1997
                                 ------------- -------------
INCOME STATEMENT DATA:
Revenues .......................   $864,951     $965,422
Operating income (a) ...........    130,983      132,628
Income from continuing
 operations (b) ................     59,733       58,350
Average common shares
 outstanding ...................     94,675       99,534
Earnings per average
 common share from
 continuing operations .........   $   0.63     $   0.59
Cash dividends declared per
 share .........................   $   0.60     $   0.60



                                                             YEAR ENDED DECEMBER 31,
                                 -------------------------------------------------------------------------------
                                       1997            1996            1995            1994            1993
                                 --------------- --------------- --------------- --------------- ---------------
INCOME STATEMENT DATA:
Revenues .......................   $1,922,281     $1,872,612     $1,649,341     $1,631,225     $1,627,956
Operating income (a) ...........      270,506        343,638        292,354        264,492        267,938
Income from continuing
 operations (b) ................      139,332        143,761        119,705        123,098        134,325
Average common shares
 outstanding ...................       98,058        100,752        100,401         98,531         97,762
Earnings per average
 common share from
 continuing operations .........   $     1.42     $     1.43     $     1.19     $     1.25     $     1.38
Cash dividends declared per
 share .........................   $     1.20     $     1.20     $     1.18     $     1.17     $     1.17


                                             AT JUNE 30,
                                   -------------------------------
                                         1998            1997
                                   --------------- ---------------
BALANCE SHEET DATA:
Total assets .....................   $4,407,497     $4,135,705
Long-term debt (c) ...............    1,263,169      1,239,287
Power purchase obligation (c)            97,504        111,221
Short-term borrowings ............      167,429        146,185
Preferred stock:
Not subject to mandatory
 redemption ......................       31,760         31,765
Subject to mandatory
 redemption (d) ..................      150,000        150,000
Common stock equity (e) ..........    1,311,583      1,186,313
Book value per common
 share (e) .......................   $    13.94     $    12.15



                                                                   AT DECEMBER 31,
                                   -------------------------------------------------------------------------------
                                         1997            1996            1995            1994            1993
                                   --------------- --------------- --------------- --------------- ---------------
BALANCE SHEET DATA:
Total assets .....................   $4,278,091     $4,521,848     $4,470,097     $4,388,894     $4,352,073
Long-term debt (c) ...............    1,178,769      1,474,701      1,468,617      1,471,127      1,407,374
Power purchase obligation (c)            97,504        111,222        125,729        137,809        151,485
Short-term borrowings ............      138,054        161,990        184,800        124,500        173,035
Preferred stock:
Not subject to mandatory
 redemption ......................       31,763         31,769          89.945        89,955        109,871
Subject to mandatory
 redemption (d) ..................      150,000        150,000         50,000         50,000         50,000
Common stock equity (e) ..........    1,301,286      1,239,946      1,225,715      1,204,112      1,180,510
Book value per common
 share (e) .......................   $    13.65     $    12.31     $    12.17     $    12.08     $    12.07

----------
(a) MidAmerican 1995 operating income includes $33,400 of costs related to a restructuring and workforce reduction plan implemented and completed in 1995.

(b) In 1997, MidAmerican recorded after-tax gains totaling $11,200 for sales of assets of certain railcar businesses and portion of a common stock investment that had appreciated significantly. MidAmerican recorded after-tax losses of approximately $9,400 and $10,200 for the write-down of certain nonregulated assets during 1996 and 1995, respectively. In 1996, MidAmerican incurred $8,700 of costs in connection with its merger proposal to IES Industries, Inc. In 1993, a subsidiary of MidAmerican recorded an $11,500 after-tax gain on an exchange of natural gas service territories.

(c)        Includes amounts due within one year.

(d) Post-1995 years include MidAmerican-obligated mandatorily redeemable preferred securities of a subsidiary trust holding solely MidAmerican junior subordinated debentures.

(e) Common equity increased in 1997 primarily due to recording at market value an investment in McLeod USA, Inc. common stock.

CALENERGY COMPANY, INC.:




                                    SIX MONTHS ENDED JUNE 30,
                                   ---------------------------
                                      1998(4)         1997
                                   ------------- -------------
INCOME STATEMENT DATA:
Operating revenues ...............  $1,212,440    $1,048,511
Total revenue ....................   1,264,829     1,090,970
Expenses .........................   1,144,362       966,288
Income before provision for
 income taxes ....................     120,467       124,682
Minority interest ................      20,223        19,754
Income before change in
 accounting principle and
 extraordinary item ..............      59,761        58,337
Cumulative effect of change
 in accounting principle .........          --            --
Extraordinary item ...............          --            --
Net income (loss) ................      59,761        58,337
Preferred dividends ..............          --            --
Net income (loss) available to
 common stockholders .............      59,761        58,337
Income per share before
 change in accounting
 principle and extraordinary
 item ............................         .99           .92
Cumulative effect of change
 in accounting principle per
 share ...........................          --            --
Extraordinary item per share......          --            --
Net income (loss) per share ......         .99           .92



                                                           YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------
                                          1997           1996(1)       1995(2)        1994         1993
                                   ------------------ ------------- ------------- ----------- -------------
INCOME STATEMENT DATA:
Operating revenues ...............     $2,166,338        $518,934      $335,630    $154,562      $132,059
Total revenue ....................      2,270,911         576,195       398,723     185,854       149,253
Expenses .........................      2,074,051         435,791       301,672     130,018        87,995
Income before provision for
 income taxes ....................        196,860 (3)     140,404        97,051      55,836        61,258
Minority interest ................         45,993           6,122         3,005          --            --
Income before change in
 accounting principle and
 extraordinary item ..............         51,823 (3)      92,461        63,415      38,834        43,074
Cumulative effect of change
 in accounting principle .........             --              --            --          --         4,100
Extraordinary item ...............       (135,850)             --            --      (2,007)           --
Net income (loss) ................        (84,027)(3)      92,461        63,415      36,827        47,174
Preferred dividends ..............             --              --         1,080       5,010         4,630
Net income (loss) available to
 common stockholders .............        (84,027)(3)      92,461        62,335      31,817        42,544
Income per share before
 change in accounting
 principle and extraordinary
 item ............................           0.77 (3)         1.69          1.32        1.02          1.08
Cumulative effect of change
 in accounting principle per
 share ...........................             --              --            --          --           0.12
Extraordinary item per share......          (2.02)             --            --       (0.06)           --
Net income (loss) per share ......          (1.25)(3)         1.69          1.32        0.96          1.20


                                          AT JUNE 30,
                                -------------------------------
                                    1998(4)           1997
                                --------------- ---------------
BALANCE SHEET DATA:
Total assets ..................    $7,481,881      $6,186,435
Total liabilities .............     6,031,314       4,708,134
Mandatorily redeemable
 convertible preferred
 securities of subsidiary
 trusts .......................       553,930         283,930
Preferred securities of
 subsidiary ...................        66,054          59,101
Minority interest .............            --         187,608
Redeemable preferred stock.....            --              --
Stockholders' equity ..........       779,604         917,912
Book value per common
 share ........................    $    12.99      $    14.42



                                                               AT DECEMBER 31,
                                -----------------------------------------------------------------------------
                                      1997          1996(1)         1995(2)           1994           1993
                                --------------- --------------- --------------- --------------- -------------
BALANCE SHEET DATA:
Total assets ..................    $7,487,626      $5,630,156      $2,654,038      $1,131,145      $715,984
Total liabilities .............     5,282,162       4,181,052       2,084,474         867,703       425,393
Mandatorily redeemable
 convertible preferred
 securities of subsidiary
 trusts .......................       553,930         103,930              --              --            --
Preferred securities of
 subsidiary ...................        56,181         136,065              --              --            --
Minority interest .............       134,454         299,252              --              --            --
Redeemable preferred stock.....            --              --              --          63,600        58,800
Stockholders' equity ..........       765,326         880,790         543,532         179,991       211,503
Book value per common
 share ........................    $     9.41      $    13.88      $    10.74      $     5.65      $   5.97

----------
(1) Reflects the acquisitions of Northern, Falcon Seaboard Resources, Inc. and Edison Mission Energy's Partnership Interest owned for a portion of the year.

(2) Reflects the acquisition of Magma Power Company owned for a portion of the year.

(3) Includes a charge of $87,000, or $1.29 per share, to reflect the non-recurring impairment of CalEnergy's Indonesian assets.

(4) Reflects the acquisition by CalEnergy of Kiewit Diversified Group's ownership interest in various project partnerships and CalEnergy common shares.

             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

     The following unaudited pro forma combined condensed financial statements are based on the historical consolidated financial statements of CalEnergy and MidAmerican, combined and adjusted to give effect to the Merger and the transactions contemplated thereby (including the related financing), as described in the notes thereto. Certain amounts in the MidAmerican financial statements have been reclassified to conform to CalEnergy's presentation. These statements should be read in conjunction with the historical financial statements and notes thereto which are incorporated by reference in this Proxy Statement. See "Incorporation by Reference."

     The unaudited pro forma combined condensed statements of earnings for the year ended December 31, 1997 and for the six months ended June 30, 1998 present the results for CalEnergy and MidAmerican as if the Merger had occurred at the beginning of each period presented. The accompanying unaudited pro forma combined condensed balance sheet as of June 30, 1998 gives effect to the Merger as of that date.

     The pro forma adjustments are based upon preliminary estimates, information currently available and certain assumptions that management believes are reasonable under the circumstances. New MidAmerican's actual consolidated financial statements will reflect the effects of the Merger on and after the Effective Time rather than the dates indicated above. The unaudited pro forma combined condensed financial statements neither purport to represent what the combined results of operations or financial condition actually would have been had the Merger and related transactions in fact occurred on the assumed dates, nor to project the combined results of operations and financial position for any future period.

     The Merger will be accounted for by the purchase method and, therefore, assets and liabilities of MidAmerican will be recorded at their fair values. The excess of the purchase cost over the fair value of net assets acquired at the Effective Time will be recorded as goodwill. Allocations included in the pro forma statements are based on analysis which is not yet completed. Accordingly, the final value of the purchase price and its allocation may differ, perhaps significantly, from the amounts included in these pro forma statements.

     At the Effective Time, MidAmerican shareholders will receive $27.15 in cash for each issued and outstanding share of MidAmerican common stock. The pro forma combined condensed financial statements assume that all MidAmerican shares were tendered for the cash consideration of $27.15 per share. The total consideration for the transaction using this value was approximately $2.6 billion.

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET


                                 JUNE 30, 1998
                                (IN THOUSANDS)

                                                                  PROPOSED
                                                                    DEBT
                                     CALENERGY    MIDAMERICAN    OFFERINGS
                                   ------------- ------------- -------------
                                                                  (Note 1)
ASSETS
Cash and cash equivalents ........  $  272,446    $  121,720    $2,113,000
Restricted cash and
 investments .....................     407,289            --            --
Marketable securities ............          --       619,878            --
Accounts receivable ..............     479,704       160,212            --
Property, plants, contracts
 and equipment, net ..............   4,358,649     2,773,949            --
Excess of cost over fair value
 of net assets acquired, net .....   1,449,972            --            --
Equity investments ...............     128,110            --            --
Deferred charges and other
 assets ..........................     385,711       731,738        37,000
                                    ----------    ----------    ----------
 Total assets ....................  $7,481,881    $4,407,497    $2,150,000
                                    ==========    ==========    ==========
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Liabilities:
Accounts payable .................  $  192,172    $   90,593    $       --
Accrued interest and other
 liabilities .....................   1,134,383       620,354            --
Parent company debt ..............   1,303,875            --     1,400,000
Subsidiary and project debt ......   2,850,240     1,430,598       750,000
Deferred income taxes ............     550,644       772,609            --
                                    ----------    ----------    ----------
 Total liabilities ...............   6,031,314     2,914,154     2,150,000
                                    ----------    ----------    ----------
Deferred income ..................      50,979            --            --
Company-obligated
 mandatorily redeemable
 convertible preferred
 securities of subsidiary
 trusts ..........................     553,930            --            --
Preferred securities of
 subsidiary ......................      66,054       181,760            --
Total stockholders' equity .......     779,604     1,311,583            --
                                    ----------    ----------    ----------
 Total liabilities and
   stockholders' equity ..........  $7,481,881    $4,407,497    $2,150,000
                                    ==========    ==========    ==========



                                                RETIREMENT
                                    PROPOSED     OF SENIOR
                                     EQUITY      DISCOUNT         PROPOSED
                                    OFFERING       NOTES           MERGER         PRO FORMA
                                   ---------- -------------- ----------------- --------------
                                    (Note 2)     (Note 3)     (Notes 4, 5 & 6)
ASSETS
Cash and cash equivalents ........  $600,000    $(543,466)     $(2,563,075)     $       625
Restricted cash and
 investments .....................        --            --               --         407,289
Marketable securities ............        --            --               --         619,878
Accounts receivable ..............        --            --               --         639,916
Property, plants, contracts
 and equipment, net ..............        --            --               --       7,132,598
Excess of cost over fair value
 of net assets acquired, net .....        --            --        1,373,226       2,823,198
Equity investments ...............        --            --               --         128,110
Deferred charges and other
 assets ..........................        --        (6,150)         (38,765)      1,109,534
                                    --------    ----------     ------------     -----------
 Total assets ....................  $600,000     $(549,616)     $(1,228,614)    $12,861,148
                                    ========    ==========     ============     ===========
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Liabilities:
Accounts payable .................  $     --    $       --     $         --     $   282,765
Accrued interest and other
 liabilities .....................        --            --          142,405       1,897,142
Parent company debt ..............        --      (529,640)              --       2,174,235
Subsidiary and project debt ......        --            --            2,422       5,033,260
Deferred income taxes ............        --            --          (62,485)      1,260,768
                                    --------    ----------     ------------     -----------
 Total liabilities ...............        --      (529,640)          82,342      10,648,170
                                    --------    ----------     ------------     -----------
Deferred income ..................        --            --               --          50,979
Company-obligated
 mandatorily redeemable
 convertible preferred
 securities of subsidiary
 trusts ..........................        --            --               --         553,930
Preferred securities of
 subsidiary ......................   150,000            --              627         398,441
Total stockholders' equity .......   450,000       (19,976)      (1,311,583)      1,209,628
                                    --------    ----------     ------------     -----------
 Total liabilities and
   stockholders' equity ..........  $600,000     $(549,616)     $(1,228,614)    $12,861,148
                                    ========    ==========     ============     ===========

           See the accompanying Notes to Unaudited Pro Forma Combined
                           Condensed Financial Data.

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS


                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                PROPOSED
                                                                  DEBT
                                   CALENERGY    MIDAMERICAN    OFFERINGS
                                 ------------- ------------- -------------
                                                                (Note 1)
REVENUES :
Operating revenue ..............  $1,212,440     $864,951      $      --
Interest and other income ......      52,389       18,536             --
                                  ----------     --------      ---------
 Total revenues ................   1,264,829      883,487             --
COSTS AND EXPENSES :
Cost of sales ..................     582,413      303,486             --
Operating expense ..............     213,778      335,104             --
General and administration .....      22,858        6,996             --
Depreciation and
 amortization ..................     165,584       88,382             --
Interest expense ...............     188,206       47,236         79,225
Less capitalized interest ......     (28,477)      (1,675)            --
                                  ----------     --------      ---------
 Total costs and expenses ......   1,144,362      779,529         79,225
                                  ----------     --------      ---------
Income before income taxes .....     120,467      103,958        (79,225)
Provision for income taxes .....      40,483       37,760        (31,690)
                                  ----------     --------      ---------
Income before minority
 interest ......................      79,984       66,198        (47,535)
Minority interest ..............      20,223        6,465             --
                                  ----------     --------      ---------
Net income .....................      59,761       59,733        (47,535)
Preferred dividends ............          --           --             --
                                  ----------     --------      ---------
Net income available for
 common stockholders ...........  $   59,761     $ 59,733      $ (47,535)
                                  ==========     ========      =========
Net income per share ...........  $     0.99
                                  ==========
Net income per share -
 diluted .......................  $     0.95
                                  ==========
Basic shares outstanding .......      60,658
                                  ==========
Diluted shares outstanding .....      74,641
                                  ==========



                                               RETIREMENT
                                   PROPOSED     OF SENIOR
                                    EQUITY      DISCOUNT        PROPOSED
                                   OFFERING       NOTES          MERGER        PRO FORMA
                                 ------------ ------------ ----------------- -------------
                                   (Note 2)     (Note 3)    (Notes 4, 5 & 6)
REVENUES :
Operating revenue ..............   $     --    $       --      $      --      $2,077,391
Interest and other income ......         --            --            147          71,072
                                   --------    ----------      ---------      ----------
 Total revenues ................         --            --            147       2,148,463
COSTS AND EXPENSES :
Cost of sales ..................         --            --         (2,884)        883,015
Operating expense ..............         --            --           (215)        548,667
General and administration .....         --            --            167          30,021
Depreciation and
 amortization ..................         --            --         16,986         270,952
Interest expense ...............         --       (27,768)            --         286,899
Less capitalized interest ......         --            --             --         (30,152)
                                   --------    ----------      ---------      ----------
 Total costs and expenses ......         --       (27,768)        14,054       1,989,402
                                   --------    ----------      ---------      ----------
Income before income taxes .....         --        27,768        (13,907)        159,061
Provision for income taxes .....     (2,625)       11,107          1,303          56,338
                                   --------    ----------      ---------      ----------
Income before minority
 interest ......................      2,625        16,661        (15,210)        102,723
Minority interest ..............         --            --             --          26,688
                                   --------    ----------      ---------      ----------
Net income .....................      2,625        16,661        (15,210)         76,035
Preferred dividends ............      6,563            --             --           6,563
                                   --------    ----------      ---------      ----------
Net income available for
 common stockholders ...........   $ (3,938)   $   16,661      $ (15,210)     $   69,472
                                   ========    ==========      =========      ==========
Net income per share ...........                                              $     0.90
                                                                              ==========
Net income per share -
 diluted .......................                                              $     0.88
                                                                              ==========
Basic shares outstanding .......     16,570                                       77,228
                                   ========                                   ==========
Diluted shares outstanding .....     16,570                       (5,654)         85,557
                                   ========                    =========      ==========

           See the accompanying Notes to Unaudited Pro Forma Combined
                            Condensed Financial Data.

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS


                     FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                PROPOSED
                                                                  DEBT
                                   CALENERGY    MIDAMERICAN    OFFERINGS
                                 ------------- ------------- -------------
                                                                (Note 1)
REVENUES :
Operating revenue ..............  $2,166,338    $1,922,281    $       --
Interest and other income ......     104,573        49,019            --
                                  ----------    ----------    ----------
 Total revenues ................   2,270,911     1,971,300            --
COSTS AND EXPENSES :
Cost of sales ..................   1,055,195       821,958            --
Operating expense ..............     345,833       645,083            --
General and administration .....      52,705        14,194            --
Depreciation and
 amortization ..................     276,041       170,540            --
Loss on equity investment in
 Casecnan ......................       5,972            --            --
Interest expense ...............     296,364        99,932       158,450
Less capitalized interest ......     (45,059)       (2,597)           --
Non-recurring charge - asset
 valuation impairment ..........      87,000            --            --
                                  ----------    ----------    ----------
 Total costs and expenses ......   2,074,051     1,749,110       158,450
                                  ----------    ----------    ----------
Income before income taxes .....     196,860       222,190      (158,450)
Provision for income taxes .....      99,044        68,390       (63,380)
                                  ----------    ----------    ----------
Income before minority
 interest ......................      97,816       153,800       (95,070)
Minority interest ..............      45,993        14,468            --
                                  ----------    ----------    ----------
Net income .....................      51,823       139,332       (95,070)
Preferred dividends ............          --            --            --
                                  ----------    ----------    ----------
Net income available for
 common stockholders ...........  $   51,823    $  139,332    $  (95,070)
                                  ==========    ==========    ==========
Net income per share ...........  $     0.77
                                  ==========
Net income per share -
 diluted .......................  $     0.75
                                  ==========
Basic shares outstanding .......      67,268
                                  ==========
Diluted shares outstanding .....      68,686
                                  ==========


                                               RETIREMENT
                                   PROPOSED     OF SENIOR
                                    EQUITY      DISCOUNT        PROPOSED
                                   OFFERING       NOTES          MERGER        PRO FORMA
                                 ------------ ------------ ----------------- -------------
                                   (Note 2)     (Note 3)    (Notes 4, 5 & 6)
REVENUES :
Operating revenue ..............   $     --    $       --      $      --      $4,088,619
Interest and other income ......         --            --            293         153,885
                                   --------    ----------      ---------      ----------
 Total revenues ................         --            --            293       4,242,504
COSTS AND EXPENSES :
Cost of sales ..................         --            --         (5,767)      1,871,386
Operating expense ..............         --            --           (429)        990,487
General and administration .....         --            --            333          67,232
Depreciation and
 amortization ..................         --            --         33,974         480,555
Loss on equity investment in
 Casecnan ......................         --            --             --           5,972
Interest expense ...............         --       (55,536)            --         499,210
Less capitalized interest ......         --            --             --         (47,656)
Non-recurring charge - asset
 valuation impairment ..........         --            --             --          87,000
                                   --------    ----------      ---------      ----------
 Total costs and expenses ......         --       (55,536)        28,111       3,954,186
                                   --------    ----------      ---------      ----------
Income before income taxes .....         --        55,536        (27,818)        288,318
Provision for income taxes .....     (5,250)       22,214          2,605         123,623
                                   --------    ----------      ---------      ----------
Income before minority
 interest ......................      5,250        33,322        (30,423)        164,695
Minority interest ..............         --            --             --          60,461
                                   --------    ----------      ---------      ----------
Net income .....................      5,250        33,322        (30,423)        104,234
Preferred dividends ............     13,125            --             --          13,125
                                   --------    ----------      ---------      ----------
Net income available for
 common stockholders ...........   $ (7,875)   $   33,322      $ (30,423)     $   91,109
                                   ========    ==========      =========      ==========
Net income per share ...........                                              $     1.09
                                                                              ==========
Net income per share -
 diluted .......................                                              $     1.07
                                                                              ==========
Basic shares outstanding .......     16,570                                       83,838
                                   ========                                   ==========
Diluted shares outstanding .....     16,570                                       85,256
                                   ========                                   ==========

           See the accompanying Notes to Unaudited Pro Forma Combined
                           Condensed Financial Data.

        NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA


     The Unaudited Pro Forma Combined Condensed Financial Data are based on the following assumptions:


1. Issuance of $1,400 million, 7.5% senior debt of CalEnergy and of $750 million, 6.5% notes of a subsidiary, prior to the Merger and net of $37 million debt issue costs. (The actual weighted average interest rate for these senior debt securities of CalEnergy is 7.7%).

2. Issuance of 16.57 million shares of common stock of CalEnergy for $450 million, net, and 8.75% preferred securities of a subsidiary trust for $150 million, net, prior to the Merger.

3. Retirement of the $529.6 million, 10.25% Senior Discount Notes including a call premium of $27.1 million and writeoff of deferred financing costs of $6.1 million.

4. The use of the proceeds of the debt and equity offerings described above to purchase MidAmerican for $2,587.1 million, including accrued transaction costs of $24.0 million recorded in other liabilities.

5. The preliminary adjustments which have been made to the assets and liabilities of MidAmerican to reflect the effect of the Merger accounted for as a purchase business combination follow (in thousands):

          Goodwill .....................................    $1,373,226
          Other assets .................................       (38,765)
          Other liabilities ............................      (118,405)
          Long-term debt ...............................        (2,422)
          Deferred taxes ...............................        62,485
          Preferred securities of subsidiaries .........          (627)
                                                            ----------
                                                            $1,275,492
                                                            ==========

6. A. Included in other assets is primarily an adjustment to reflect the fair value of MidAmerican's investment in real estate.

   B. Included in other liabilities are adjustments to reflect MidAmerican's compensation obligations and to reflect MidAmerican's long-term contracts at fair value based on the estimated market prices for similar purchases with similar remaining maturities.


   C. Record amortization of the excess purchase price over the net assets acquired using the straight line method over 40 years.


   D. Record amortization of the purchase price accounting adjustments using the straight line or other applicable method over their remaining estimated lines.


   E. Includes income tax expense for the effects of the pro forma adjustments which affect taxable income at an effective rate of 40%. Preferred dividends on the $150 million 8.75% preferred securities are deductible for income tax purposes.


   F. For the six months ended June 30, 1998, earnings per share-diluted is further adjusted for certain convertible securities which are antidilutive on a pro forma basis.


7. Excluding the $87 million Indonesian asset impairment charge from the year ended December 31, 1997, actual and pro forma amounts, basic earnings per share would have been $2.06 and $2.12, respectively.

                     PRINCIPAL SHAREHOLDERS OF MIDAMERICAN

     The following table shows the beneficial ownership, as of September 11, 1998, of MidAmerican common stock of each director, the chief executive officer of MidAmerican and the four other most highly compensated executive officers and all directors and executive officers as a group. To MidAmerican's knowledge, no single entity owns of record or beneficially more than five percent of any class of the outstanding voting securities of MidAmerican.




                                                                        AMOUNT AND NATURE OF       PERCENT OF
NAME OF BENEFICIAL OWNER                                              BENEFICIAL OWNERSHIP (1)       CLASS
------------------------------------------------------------------   --------------------------   -----------
John W. Aalfs ....................................................               6,680                 *
Stanley J. Bright ................................................             144,908 (2)             *
Ross D. Christensen ..............................................              17,296 (3)             *
Russell E. Christiansen ..........................................             112,708 (4)             *
John W. Colloton .................................................               4,457                 *
Frank S. Cottrell ................................................               5,070                 *
Jack W. Eugster ..................................................               6,680                 *
Nolden Gentry ....................................................               6,299 (5)             *
Richard L. Lawson ................................................               5,398 (6)             *
Robert L. Peterson ...............................................               4,268                 *
Nancy L. Seifert .................................................               6,048 (7)             *
W. Scott Tinsman .................................................               6,099                 *
Leonard L. Woodruff ..............................................              27,323                 *
Philip G. Lindner ................................................               7,617 (8)             *
John A. Rasmussen, Jr. ...........................................              28,999 (9)             *
Ronald W. Stepien ................................................              32,322 (10)            *
Beverly A. Wharton ...............................................              54,650 (11)            *
Directors and executive officers as a group (20 persons) .........             470,406 (12)            *

----------
  * Less than one percent of the shares of MidAmerican common stock outstanding.

 (1) Beneficial ownership of each of the shares of MidAmerican common stock listed in the foregoing table is comprised of sole voting power and sole investment power, unless otherwise noted. The shares reported for the non-employee directors and nominees includes 3,600 shares of restricted stock (2,000 for Mr. Christiansen) granted in accordance with the 1995 Long-Term Incentive Plan.

 (2) Includes 87,500 shares which Mr. Bright has the right to acquire within 60 days upon the exercise of stock options, 7,076 shares held in a Section 401(k) defined contribution plan and 1,697 shares beneficially owned by Mr. Bright and his spouse.

 (3) Includes 8,480 shares held by Dr. Christensen and his partner in a profit sharing trust and 5,000 shares held in an individual retirement account.

 (4) Includes 82,500 shares which Mr. Christiansen has the right to acquire within 60 days upon the exercise of stock options, 8,183 shares held in a
     Section 401(k) defined contribution plan, nine shares beneficially owned by Mr. Christiansen and his spouse, and 6,340 shares beneficially owned by a family trust of which Mr. Christiansen is a trustee.

 (5) Includes 1,518 shares held in an individual retirement account.

 (6) Includes 1,798 shares beneficially owned by General Lawson and his spouse.

 (7) Includes 2,350 shares held by a trust of which Mrs. Seifert is trustee.

 (8) Includes 138 shares beneficially owned by Mr. Lindner and his spouse. Mr. Lindner retired as an employee in 1998.

 (9) Includes 10,000 shares which Mr. Rasmussen has the right to acquire within 60 days upon the exercise of stock options, 2,700 shares beneficially owned by Mr. Rasmussen and his spouse and 3,361 shares held in a Section 401(k) defined contribution plan.

(10) Includes 15,000 shares which Mr. Stepien has the right to acquire within 60 days upon the exercise of stock options and 2,112 shares held in a
     Section 401(k) defined contribution plan.

(11) Includes 30,000 shares which Mrs. Wharton has the right to acquire within 60 days upon the exercise of stock options, 1,460 shares held in a Section 401(k) defined contribution plan, 5,316 shares beneficially owned by Mrs. Wharton and her spouse and 1,027 shares beneficially owned in a custodial account for a minor child.

(12) Includes 231,667 shares which the executive officers (and Mr. Christiansen) have the right to acquire within 60 days upon the exercise of stock options, shares held in defined contribution plans and shares beneficially owned jointly with and individually by family members of directors and executive officers.

                      PRINCIPAL SHAREHOLDERS OF CALENERGY


     The following table shows the beneficial ownership of CalEnergy common stock with respect to all shareholders known by CalEnergy to beneficially own more than 5% of the CalEnergy common stock, each director, the chief executive officer of CalEnergy and the four other most highly compensated executive officers and all directors and executive officers as a group. All information is as of September 11, 1998, unless otherwise indicated.

                                                                            AMOUNT AND NATURE OF       PERCENT OF
NAME (AND ADDRESS IF REQUIRED) OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP (1)       CLASS
----------------------------------------------------------------------   --------------------------   -----------
Neuberger & Berman LLC (2) ...........................................            3,754,938           6.3%
Putnam Investments, Inc. (3) .........................................            5,798,566           9.7
Edgar D. Aronson .....................................................               42,889             *
Judith E. Ayres ......................................................               55,500             *
Richard R. Jaros(4) ..................................................              320,691             *
David Morris .........................................................               11,675             *
Bernard W. Reznicek ..................................................               21,751             *
Walter Scott, Jr. ....................................................            3,013,489           5.1
John R. Shiner .......................................................               19,200             *
David L. Sokol .......................................................              683,887           1.1
Neville Trotter ......................................................                1,000             *
David E. Wit (5) .....................................................               22,485             *
Gregory E. Abel ......................................................              230,228             *
Thomas R. Mason ......................................................              207,307             *
Steven A. McArthur ...................................................              192,419             *
Donald M. O'Shei, Jr. ................................................              113,671             *
All directors and executive officers as a group (21 persons) .........            5,092,078           8.3

----------
 * Less than one percent of the shares of CalEnergy common stock outstanding.

(1) Includes shares which the listed beneficial owner is deemed to have the right to acquire beneficial ownership under Rule 13d-3(d) under the Exchange Act, including, among other things, shares which the listed beneficial owner has the right to acquire within 60 days.

(2) According to a Schedule 13G filed by such party on February 17, 1998. The mailing address for Neuberger & Berman LLC is 605 Third Avenue, New York, NY 10158-3698.

(3) According to an amended Schedule 13G filed by such party on January 28, 1998 on behalf of itself and Marsh & McLennan Companies, Inc., Putnam Investment Management, Inc. and Putnam Advisory Company, Inc. The mailing address for Putnam Investments, Inc. is One Post Office Square, Boston, MA 02109.

(4)   Includes 1,576 shares held by his spouse as custodian.

(5)   Includes 9,996 shares held jointly with his spouse.

                 DESCRIPTION OF NEW MIDAMERICAN CAPITAL STOCK

     The authorized capital stock of New MidAmerican immediately prior to the Effective Time will consist of 180,000,000 shares of common stock, no par value, and 2,000,000 shares of preferred stock, no par value, which may be issued without the approval of the holders of New MidAmerican common stock. The shares of New MidAmerican preferred stock will be senior to New MidAmerican common stock with respect to dividends and the distribution of assets upon the dissolution, liquidation or winding up of New MidAmerican. At the Effective Time, it is expected that there will not be any shares of New MidAmerican preferred stock outstanding.

     The description of New MidAmerican capital stock set forth herein is qualified in its entirety by reference to the New MidAmerican Articles of Incorporation attached to this Joint Proxy Statement as Annex VI (the "New MidAmerican Articles").


NEW MIDAMERICAN COMMON STOCK

     Voting Rights. For all purposes, each registered holder of New MidAmerican common stock will, at each meeting of shareholders, be entitled to one vote for each share of New MidAmerican common stock held, either in person or by proxy duly authorized in writing. Except to the extent required by law or as permitted by the New MidAmerican Articles, as amended from time to time, the registered holders of the shares of New MidAmerican common stock shall have unlimited and exclusive voting rights.

     Dividends. The holders of New MidAmerican common stock will be entitled to receive dividends as and when declared by the New MidAmerican Board out of funds legally available therefor, subject to the terms of any New MidAmerican preferred stock outstanding at the time. See "--New MidAmerican Preferred Stock--Dividends" below.

     Liquidation Rights. In the event of a liquidation, dissolution or winding up of the affairs of New MidAmerican, the holders of New MidAmerican common stock will be entitled to share ratably in any assets remaining after payment in full of all liabilities of New MidAmerican and the aggregate liquidation preference of any New MidAmerican preferred stock then outstanding.

     Preferred Stock Purchase Rights. The New MidAmerican common stock is expected to trade with certain preferred stock purchase rights attached. Such rights are expected to be substantially similar to the existing Rights pertaining to CalEnergy's common stock which are described below under "--Preferred Stock Purchase Rights."

     No Other Rights. The holders of New MidAmerican common stock will have no preemptive rights to acquire or subscribe to any shares, or securities convertible into shares, of New MidAmerican common stock. The New MidAmerican common stock contains no redemption provisions or conversion rights. The holders of New MidAmerican common stock will not have the right to cumulate their votes in the election of directors.


NEW MIDAMERICAN PREFERRED STOCK

     The New MidAmerican Board is authorized to approve the issuance of one or more classes or series of New MidAmerican preferred stock without further authorization of its shareholders and to determine the number of shares, designations, preferences, limitations and relative rights of such classes or series, including provision for special, conditional, limited or no voting rights. Thus, any series of New MidAmerican preferred stock may, if so determined by the New MidAmerican Board, have full voting rights with holders of New MidAmerican common stock or limited or no voting rights (except as may be required by law), be convertible into or exchangeable for New MidAmerican common stock or another security, and have such other powers, preferences and relative, participating, optional and other special rights, and such qualifications, limitations and restrictions thereon, as the New MidAmerican Board shall determine. Further, the ability of the New MidAmerican Board to issue classes and series of New MidAmerican preferred stock may have the effect of delaying, deferring or preventing a future takeover or change in control of New MidAmerican, and could prevent shareholders from tendering their shares in transactions which they might favor by decreasing the likelihood that such offers would be made in the first instance.

PREFERRED STOCK PURCHASE RIGHTS


     CalEnergy is party to a Shareholder Rights Agreement, dated December 1, 1988, as amended, with Manufacturers Hanover Trust Company of California, pursuant to which CalEnergy common stock currently trades with certain attached preferred stock purchase rights (the "Rights"). The Rights, which cannot be traded separately from CalEnergy common stock, become exercisable upon the occurrence of certain triggering events, including acquisition by a person or group of beneficial ownership of 20% or more of the CalEnergy common stock or the announcement of a tender or exchange offer for 30% or more of the CalEnergy common stock. The Rights could have the effect of delaying, deferring or preventing a takeover or change of control of CalEnergy that has not been approved by the CalEnergy Board. At or prior to the Effective Time, New MidAmerican expects to adopt a similar rights agreement.


                 COMPARISON OF RIGHTS OF CALENERGY SHAREHOLDERS


     Upon consummation of the Merger and the Reincorporation, holders of common stock of CalEnergy, a Delaware corporation, will become holders of common stock of New MidAmerican, an Iowa corporation, and their rights will be governed by the Iowa Act rather than the Delaware General Corporation Law (the "DGCL"). The New MidAmerican Articles and By-Laws also will govern the rights of New MidAmerican's shareholders. This summary of the comparative rights of the shareholders of CalEnergy and the shareholders of New MidAmerican upon consummation of the Merger and the Reincorporation does not purport to be complete and is subject to, and qualified in its entirety by reference to, the DGCL and the Iowa Act and also to CalEnergy's Certificate of Incorporation (the "CalEnergy Certificate"), the by-laws of CalEnergy (the "CalEnergy By-Laws"), the New MidAmerican Articles and the New MidAmerican By-Laws. The New MidAmerican Articles and the New MidAmerican By-Laws are attached hereto as Annex VI and Annex VII, respectively. Copies of the CalEnergy Certificate and the CalEnergy By-Laws are available for inspection at the principal executive offices of CalEnergy, and copies will be sent to CalEnergy shareholders upon request.


     THE FOLLOWING TABLE SUMMARIZES CERTAIN OF THE EXISTING RIGHTS OF CALENERGY'S SHAREHOLDERS UNDER DELAWARE LAW AND THE CALENERGY CERTIFICATE AND BY-LAWS, AS COMPARED TO THE RIGHTS OF SUCH SHAREHOLDERS UNDER IOWA LAW AND THE NEW MIDAMERICAN ARTICLES AND BY-LAWS ASSUMING CONSUMMATION OF THE MERGER AND THE REINCORPORATION.




       PROVISION             RIGHTS FOLLOWING REINCORPORATION                EXISTING RIGHTS
----------------------- ----------------------------------------- -------------------------------------
CLASSIFIED BOARD        The New MidAmerican Articles              The CalEnergy By-Laws provide for
                        provide for three classes of directors    three classes of directors serving
                        serving staggered three-year terms.       staggered three-year terms.

ELECTION OF DIRECTORS   Under Iowa law, the election of a         Under Delaware law, the election of
                        director requires the affirmative vote    a director requires the affirmative
                        of a majority of the votes cast by        vote of a plurality of the voting
                        shares entitled to vote with respect to   power of shares present in person or
                        such director. Iowa law states that       represented by proxy at the meeting
                        shareholders do not have the right to     and entitled to vote with respect to
                        cumulate their votes for directors        such director. Delaware law states
                        unless the articles of incorporation      that shareholders do not have the
                        provides otherwise. The New               right to cumulate their votes for
                        MidAmerican Articles do not provide       directors unless the certificate of
                        for cumulative voting in the election     incorporation provides otherwise.
                        of directors.                             The CalEnergy Certificate does not
                                                                  provide for cumulative voting in the
                                                                  election of directors.

       PROVISION            RIGHTS FOLLOWING REINCORPORATION                   EXISTING RIGHTS
---------------------- ------------------------------------------ ----------------------------------------
NUMBER OF DIRECTORS    The New MidAmerican Articles               The CalEnergy By-Laws currently
                       provide that the New MidAmerican           provide that the CalEnergy Board of
                       Board of Directors shall consist of        Directors shall consist of ten persons.
                       not less than three nor more than
                       sixteen persons, as determined from
                       time to time in accordance with the
                       New MidAmerican By-Laws.

REMOVAL OF DIRECTORS   Under Iowa law, shareholders may           Under Delaware law, unless the
                       remove one or more directors, with         certificate of incorporation provides
                       or without cause, unless the articles      otherwise, the shareholders may
                       of incorporation provide that              remove directors of a corporation
                       directors may be removed only for          with a classified board only for cause.
                       cause. The New MidAmerican                 The CalEnergy By-Laws provide that
                       Articles provide that directors may        directors may be removed only for
                       be removed only for cause and only         cause and only by the affirmative
                       by the affirmative vote of a majority      vote of a majority of the Board or
                       of the Board or the holders of at          the holders of at least sixty-six and
                       least sixty-six and two-thirds percent     two-thirds percent (66 2/3%) of the
                       (66 2/3%) of the voting power of all of    voting power of all of the shares
                       the shares entitled to vote for the        entitled to vote for the election of
                       election of directors. The New             directors. The CalEnergy By-Laws
                       MidAmerican Articles do not define         define "cause" to mean the willful
                       "cause."                                   and continuous failure of a director
                                                                  substantially to perform such
                                                                  director's duties to the corporation
                                                                  (other than such failure resulting
                                                                  from incapacity due to physical or
                                                                  mental illness) or the willful engaging
                                                                  by a director in gross misconduct
                                                                  materially and demonstrably injurious
                                                                  to the corporation.

MEETINGS OF            Under Iowa law, special meetings of        Under Delaware law, special
SHAREHOLDERS           shareholders may be called by the          meetings of shareholders may be
                       board of directors, a person or            called by the board of directors or
                       persons so authorized by the articles      such other person as may be
                       of incorporation or bylaws, or by          authorized by the certificate of
                       holders of at least fifty percent of the   incorporation or the bylaws. The
                       votes entitled to be cast on any issue     CalEnergy Certificate provides that a
                       proposed to be considered at the           special meeting only may be called
                       special meeting. The New                   by the Board of Directors pursuant
                       MidAmerican Articles provide that          to a resolution approved by a
                       each of the Chairman, the Chief            majority of the entire Board.
                       Executive Officer and the President,
                       the Board of Directors and the
                       holders of at least fifty percent (50%)
                       of the votes entitled to be cast on
                       any issue proposed to be considered
                       at the meeting is authorized to call
                       special meetings of shareholders.

       PROVISION             RIGHTS FOLLOWING REINCORPORATION                  EXISTING RIGHTS
----------------------- ----------------------------------------- ----------------------------------------
ADVANCE NOTICE          The New MidAmerican By-Laws               The CalEnergy By-Laws do not
PROVISIONS FOR          include an advance notice procedure       include a similar provision.
SHAREHOLDER PROPOSALS   for shareholders to make
AND SHAREHOLDER         nominations of candidates for
NOMINATIONS OF          election to the board of directors or
DIRECTORS               to bring other business before an
                        annual meeting of shareholders of
                        New MidAmerican.

SHAREHOLDER ACTION BY   Under Iowa law, unless otherwise          Under Delaware law, unless
WRITTEN CONSENT         provided in the articles of               otherwise provided in the certificate
                        incorporation, shareholder action         of incorporation, shareholder action
                        may be taken without a meeting or         may be taken without a meeting or
                        vote if a written consent is signed by    vote if a written consent is signed by
                        the holders of outstanding shares         the holders of outstanding shares
                        having not less than 90% of the votes     having not less than the minimum
                        entitled to be cast at a meeting. The     number of votes that would be
                        New MidAmerican Articles provide          necessary to authorize or take such
                        that shareholder action may not be        action at a meeting at which all
                        taken by written consent.                 shares entitled to vote thereon were
                                                                  present and voted. The CalEnergy
                                                                  Certificate provides that shareholder
                                                                  action may not be taken by written
                                                                  consent.

AMENDMENTS TO           Under Iowa law, except as otherwise       Under Delaware law, an amendment
CHARTER                 provided in the Iowa Act or unless        to the certificate of incorporation
                        the articles of incorporation or the      generally requires approval by
                        board of directors as a condition of      holders of a majority of the voting
                        its submission of a proposed              power of all outstanding shares.
                        amendment provide for greater             Holders of shares of a class are
                        voting requirements, an amendment         entitled to vote as a class of capital
                        to the articles of incorporation must     stock on a proposed amendment if
                        be approved by a majority of the          the amendment would increase or
                        votes entitled to be cast by any          decrease the aggregate number of
                        voting group with respect to which        shares of such class or the par value
                        the amendment would create                of such shares or if the amendment
                        dissenter's rights and a majority of      would alter the powers, preferences
                        the votes cast by every other voting      or special rights of the shares of such
                        group entitled to vote on the             class so as to affect them adversely.
                        amendment. Under Iowa law,                The CalEnergy Certificate provides
                        shareholders of a class of capital        that any amendment thereto requires
                        stock are entitled to vote as a           the approval of at least sixty-six and
                        separate class (even if such shares are   two-thirds percent (66 2/3%) of the
                        nonvoting) on a proposed                  voting power of all shares entitled to
                        amendment if such amendment               vote generally in the election of
                        would: (i) increase or decrease the       directors.
                        aggregate number of authorized
                        shares of the class; (ii) effect an
                        exchange or reclassification of all or
                        part of the shares of the class into
                        shares of another class; (iii) effect an

 PROVISION       RIGHTS FOLLOWING REINCORPORATION       EXISTING RIGHTS
----------- ------------------------------------------ ----------------
            exchange or reclassification, or create
            the right of exchange, of all or part
            of the shares of another class into
            shares of that class; (iv) change the
            designation, rights, preferences or
            limitations of all or part of the shares
            of the class; (v) change the shares of
            all or part of the class into a different
            number of shares of the same class;
            (vi) create a new class of shares
            having rights or preferences with
            respect to distributions or to
            dissolution that are prior, superior or
            substantially equal to, the shares of
            the class; (vii) increase the rights,
            preferences or number of authorized
            shares of any class that, after giving
            effect to the amendment, have rights
            or preferences with respect to
            distributions or to dissolution that are
            prior, superior or substantially equal
            to the shares of the class; (viii) limit
            or deny an existing preemptive right
            of all or part of the shares of the
            class; or (ix) cancel or otherwise
            affect rights to distributions or
            dividends that have accumulated but
            not yet been declared on all or part
            of the shares of the class. The New
            MidAmerican Articles require that
            any amendment to sections of the
            New MidAmerican Articles regarding
            the classified board, the number of
            directors, the removal of directors,
            meetings of shareholders, shareholder
            action by written consent,
            amendments to the by-laws and
            certain other provisions must be
            approved by the holders of at least
            sixty-six and two-thirds percent
            (66 2/3%) of the voting power of all
            shares of capital stock entitled to
            vote generally in the election of
            directors.

     PROVISION          RIGHTS FOLLOWING REINCORPORATION                  EXISTING RIGHTS
------------------ ----------------------------------------- ----------------------------------------
AMENDMENTS TO      Under Iowa law, the by-laws may be        Under Delaware law, the by-laws
BY-LAWS            amended by the action of the              may be amended by the action of the
                   shareholders and, unless otherwise        shareholders and, if so provided in
                   provided in the articles of               the certificate of incorporation, the
                   incorporation or in a shareholder         directors. The CalEnergy By-Laws
                   action amending a particular by-law,      provide that the Board may amend
                   by the directors. The New                 the By-Laws by majority vote and
                   MidAmerican Articles provide that         that the shareholders may amend the
                   the New MidAmerican Board may             By-Laws by the affirmative vote of
                   amend the By-Laws by majority vote        sixty-six and two-thirds percent
                   and the stockholders may amend the        (66 2/3%) of the voting power of all
                   By-Laws by the affirmative vote of        shares entitled to vote and of each
                   sixty-six and two-thirds percent          class entitled to vote by class.
                   (66 2/3%) of the voting power of all
                   shares of capital stock entitled to
                   vote generally in the election of
                   directors.

SHARE EXCHANGES,   Under Iowa law, a share exchange or       Under Delaware law, a merger or
MERGERS AND        merger must be approved by holders        consolidation must be approved by
CONSOLIDATIONS     of a majority of the voting power of      the holders of a majority of the
                   all shares of capital stock entitled to   voting power of the outstanding
                   vote with respect to such matter and,     shares entitled to vote with respect to
                   in general, by a majority of the          such matter. A merger or
                   shares of each class of capital stock     consolidation does not require a
                   which is affected in some manner by       separate class vote by any class of
                   the share exchange or merger. Iowa        capital stock. Delaware law does not
                   law does not provide for                  provide for mandatory share
                   consolidations.                           exchanges.

     PROVISION          RIGHTS FOLLOWING REINCORPORATION                   EXISTING RIGHTS
------------------ ----------------------------------------- ------------------------------------------
APPRAISAL RIGHTS   Under Iowa law, shareholders are          Under Delaware law, shareholders of
                   entitled to dissent from and obtain       a corporation who do not consent to
                   the fair value of their shares in the     certain major corporate transactions
                   event of certain amendments to the        may, under varying circumstances, be
                   articles of incorporation which           entitled to appraisal rights pursuant
                   materially and adversely affect rights    to which such shareholders may
                   in respect of a dissenter's shares, and   receive cash in the amount of the fair
                   sales of all or substantially all of a    market value of their shares in lieu of
                   corporation's assets, share exchanges     the consideration which otherwise
                   and mergers which require a               would have been received in the
                   shareholder vote.                         transaction. Unless the certificate of
                                                             incorporation provides otherwise,
                                                             such appraisal rights are not available
                                                             in certain circumstances, including
                                                             without limitation, (i) to shareholders
                                                             of a surviving corporation if
                                                             shareholder approval is not required
                                                             or (ii) as to any class of stock which
                                                             is either listed on a national securities
                                                             exchange or the Nasdaq National
                                                             Market, or held of record by more
                                                             than 2,000 holders, unless
                                                             shareholders are required to accept
                                                             for their shares anything other than
                                                             shares in the surviving corporation
                                                             that is similarly listed or held, and/or
                                                             cash in lieu of fractional shares.

        PROVISION             RIGHTS FOLLOWING REINCORPORATION                  EXISTING RIGHTS
------------------------ ----------------------------------------- ----------------------------------------
ANTI-TAKEOVER LAW        Under Iowa law, a corporation is          Under Delaware law, unless
                         prohibited from engaging in a             otherwise provided in a corporation's
                         business combination with an              articles of incorporation, a
                         interested shareholder for a period of    corporation is prohibited from
                         three years following the time such       engaging in a business combination
                         person became interested unless           with an interested shareholder for a
                         approved by the board of directors        period of three years following the
                         before the shareholder became an          time such person became interested
                         interested shareholder, approved by       unless approved by the board of
                         the board of directors and the            directors before the shareholder
                         holders of 66 2/3% of the outstanding     became an interested shareholder,
                         voting stock not owned by the             approved by the board of directors
                         interested shareholder after the          and the holders of 66 2/3% of the
                         shareholder became an interested          outstanding voting stock not owned
                         shareholder or the interested             by the interested shareholder (except
                         shareholder owned at least 85% of         by written consent) after the
                         the voting stock outstanding upon         shareholder became an interested
                         consummation of the interested            shareholder or the interested
                         shareholder transaction. The New          shareholder owned at least 85% of
                         MidAmerican Articles do not elect to      the voting stock outstanding upon
                         opt out of this provision of Iowa law     consummation of the interested
                         and, accordingly, New MidAmerican         shareholder transaction. The
                         is currently subject to this provision.   CalEnergy Certificate does not elect
                                                                   to opt out of this provision of
                                                                   Delaware law and, accordingly,
                                                                   CalEnergy is currently subject to this
                                                                   provision.

DIVIDENDS AND STOCK      No distribution can be made if, after     Dividends may be paid out of any
REPURCHASES              giving it effect, the corporation would   surplus and, if none, any net profits
                         not be able to pay its debts as they      for the fiscal year in which the
                         become due in the usual course of         dividend was declared or the
                         business or the corporation's total       preceding fiscal year. A corporation
                         assets would be less than the sum of      may purchase or redeem shares only
                         its total liabilities plus the amount     when its capital is not impaired and
                         that would be needed to satisfy the       such purchase or redemption would
                         superior preferential rights of           not cause any impairment of the
                         shareholders upon dissolution.            capital.

TRANSACTIONS INVOLVING   A conflict of interest transaction can    A conflict of interest transaction can
OFFICERS AND DIRECTORS   be authorized, approved or ratified       be authorized, approved or ratified
                         by a committee of two or more             by a committee of one or more
                         disinterested directors or by a           disinterested directors or by a
                         majority of the shares entitled to vote   majority of the shares entitled to vote
                         (excluding shares owned by or under       (including shares owned by or under
                         the control of any interested             the control of any interested
                         director).                                director).

                            INDEPENDENT ACCOUNTANTS

     The consolidated financial statements of MidAmerican incorporated in this Joint Proxy Statement by reference from its Annual Report on Form 10-K for the year ended December 31, 1997 have been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), independent accountants, as stated in their reports with respect thereto. The consolidated financial statements of CalEnergy incorporated by reference from its Annual Report on Form 10-K for the year ended December 31, 1997 have been audited by Deloitte & Touche, LLP, independent auditors, as indicated in their reports with respect thereto.


                             SHAREHOLDER PROPOSALS

     In order for proposals of MidAmerican shareholders intended to be presented at the annual meeting of shareholders to be held in 1999 (if the Merger is not consummated prior to such time) to be considered for inclusion in the MidAmerican proxy statement and form of proxy relating to that meeting, such proposals must be received by MidAmerican on or before November 17, 1998. Proposals should be sent to the Secretary, MidAmerican Energy Holdings Company, 666 Grand Avenue, P.O. Box 657, Des Moines, Iowa 50303-0657.

     In order for proposals of CalEnergy (or New MidAmerican, if the Reincorporation is consummated prior to such time) shareholders intended to be presented at the annual meeting of shareholders to be held in 1999 to be considered for inclusion in the CalEnergy (or New MidAmerican, as the case may be) proxy statement and form of proxy relating to that meeting, such proposals must be received by CalEnergy (or New MidAmerican, as the case may be) on or before January 21, 1999. Proposals should be sent to the Secretary, CalEnergy Company, Inc., 302 South 36th Street, Suite 400, Omaha, Nebraska 68131.

     Pursuant to recent amendments to the rules relating to proxy statements under the Exchange Act, shareholders of CalEnergy (or New MidAmerican, as the case may be) and MidAmerican are hereby notified that any shareholder proposal not included in the proxy materials disseminated by the management of CalEnergy (or New MidAmerican, as the case may be) and MidAmerican for their respective 1999 annual meetings in accordance with Rule 14a-8 under the Exchange Act will be considered untimely for the purposes of Rules 14a-4 and 14a-5 under the Exchange Act if notice thereof is received (i) in the case of CalEnergy (or New MidAmerican, as the case may be), after January 21, 1999 and (ii) in the case of MidAmerican, after December 30, 1998. Management proxies will be authorized to exercise discretionary voting authority with respect to any shareholder proposal not included in such proxy materials for the annual meetings of CalEnergy (or New MidAmerican, as the case may be) and MidAmerican unless (a) CalEnergy (or New MidAmerican) or MidAmerican, as the case may be, receives notice of such proposal by the dates set forth above, and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.


                             AVAILABLE INFORMATION

     Each of MidAmerican and CalEnergy is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and accordingly files reports and other information with the Securities and Exchange Commission (the "SEC"); MidAmerican and CalEnergy also file proxy statements with the SEC. Such reports, proxy statements and other information filed with the SEC are available for inspection and copying at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such documents may also be obtained from the Public Reference Room of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, any such material and other information concerning MidAmerican can be inspected at the New York Stock Exchange, Inc. (the "NYSE"), 20 Broad Street, New York, New York 10005 and concerning Iowa-Illinois can be inspected at the NYSE and the Chicago Stock Exchange, Inc., 120 S. La Salle Street, Chicago, Illinois 60603.

                          INCORPORATION BY REFERENCE

     THIS JOINT PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS ARE AVAILABLE UPON REQUEST FROM, IN THE CASE OF DOCUMENTS RELATING TO MIDAMERICAN, PAUL J. LEIGHTON, VICE PRESIDENT AND CORPORATE SECRETARY, 666 GRAND AVENUE, P.O. BOX 657, DES MOINES, IOWA 50303-0657 (TELEPHONE: 515-242-4300) AND IN THE CASE OF DOCUMENTS RELATING TO CALENERGY, SECRETARY, 302 SOUTH 36TH STREET, SUITE 400, OMAHA, NEBRASKA 68131. TO ENSURE TIMELY DELIVERY OF MIDAMERICAN OR CALENERGY DOCUMENTS PRIOR TO THEIR RESPECTIVE MEETINGS, REQUESTS SHOULD BE MADE BY OCTOBER 16, 1998.

     MidAmerican and CalEnergy hereby undertake to provide without charge to each person, including any beneficial owner to whom a copy of this Joint Proxy Statement has been delivered, upon the written or oral request of such person, a copy (without exhibits, except those specifically incorporated by reference) of any and all of the documents referred to below which have been or may be incorporated in this Joint Proxy Statement by reference. Requests for such documents should be directed to the persons indicated above.

     The following documents, previously filed with the SEC pursuant to the Exchange Act, are hereby incorporated by reference:

   1. MidAmerican Annual Report on Form 10-K for the year ended
      December 31, 1997 (File No. 1-12459).

   2. MidAmerican Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 (File No. 1-12459).

   3. MidAmerican Current Reports on Form 8-K dated February 6, 1998, May 29, 1998, June 1, 1998, June 9, 1998, June 17, 1998 and
      August 12, 1998 (File No. 1-12459).

   4. MidAmerican Proxy Statement dated March 16, 1998 for the 1998 Annual Meeting of Shareholders held on April 28, 1998.

   5. CalEnergy Annual Report on Form 10-K for the year ended
      December 31, 1997 (File No. 1-09874).

   6. CalEnergy Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 (File No. 1-09874).

   7. CalEnergy Current Reports on Form 8-K dated January 5, 1998, January
      12, 1998, January 29, 1998, March 6, 1998, April 8, 1998, April 17, 1998,
      August 12, 1998, September 9, 1998, September 15, 1998 (two Reports), September 18, 1998, September 21, 1998 and September 23, 1998
      (File No. 1-09874).

   8. CalEnergy Proxy Statement dated April 3, 1998 for the 1998 Annual Meeting of Shareholders held on May 21, 1998.

     The information relating to MidAmerican and CalEnergy contained in this Joint Proxy Statement should be read together with the information in the documents incorporated by reference herein.

     All documents filed by MidAmerican and CalEnergy pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the MidAmerican Meeting on October 30, 1998, and any adjournment thereof, or the CalEnergy Meeting on October 30, 1998, and any adjournment thereof, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS


     The following statements are or may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995:

     (i) Certain statements, including possible or assumed future results of operations of MidAmerican and CalEnergy contained in "The Merger--Background of the Merger," "The Merger--Reasons for the Merger," "The Merger--Recommendations of the Boards of Directors," "The Merger-- Opinion of Financial Advisor to MidAmerican," "The Merger--Opinions of Financial Advisors to CalEnergy" and "The Merger--Financing of the Merger," including any forecasts, projections and descriptions of anticipated cost savings or other synergies referred to therein, and certain statements incorporated by reference from documents filed with the SEC by MidAmerican and CalEnergy including any statements contained herein or therein regarding the development or possible or assumed future results of operations of MidAmerican and CalEnergy businesses, the markets for MidAmerican's and CalEnergy's services and products, anticipated capital expenditures, the intended financing of the Merger, expectations regarding receipt of regulatory approvals, other regulatory developments, competition or the effects of the Merger.

     (ii) any statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends" or similar expressions, and


     (iii) other statements contained or incorporated by reference herein regarding matters that are not historical facts.

     Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. MidAmerican and CalEnergy shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date thereof.

     The factors that could cause actual results to differ materially include but are not limited to the factors described in MidAmerican's Current Report on Form 8-K, dated August 12, 1998 and CalEnergy's Current Reports on Form 8-K, dated March 6, 1998 and August 12, 1998, such as: electric load and customer growth; abnormal weather conditions; available sources and cost of fuel and generating capacity; the speed and degree to which competition enters the power generation, wholesale and retail sectors of the electric utility industry; state and federal regulatory and/or legislative initiatives that increase competition; the economic climate and growth in ventures; the economic climate and growth in the service territories of MidAmerican and CalEnergy following the Merger; inflationary trends and interest rates; acquisition uncertainties; leverage and holding company issues; environmental, energy and other regulatory uncertainties; uncertainties related to doing business outside the U.S.; exploration, development and operating uncertainties of geothermal and gas resources; general operating uncertainties; fuel supply and customer issues; competition; deregulation and industry restructuring issues; and other risks detailed from time to time in the reports filed with the SEC by MidAmerican and CalEnergy.

     The cautionary statements contained or referred to in this section should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by MidAmerican or CalEnergy or persons acting on its or their behalf. Except for their ongoing obligations to disclose material information as required by the federal securities laws, neither MidAmerican nor CalEnergy undertakes any obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                                                         ANNEX I

                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                            CALENERGY COMPANY, INC.

                       MAVERICK REINCORPORATION SUB, INC.,

                      MIDAMERICAN ENERGY HOLDINGS COMPANY

                                      AND

                                   MAVH INC.

                          DATED AS OF AUGUST 11, 1998

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
ARTICLE I        THE MERGER ................................................................  I-1
 Section 1.1.    The Merger ................................................................  I-1
 Section 1.2.    Effective Time ............................................................  I-1
 Section 1.3.    Effect of the Merger ......................................................  I-1
 Section 1.4.    Subsequent Actions ........................................................  I-1
 Section 1.5.    Articles of Incorporation; By-Laws ........................................  I-2
 Section 1.6.    Reincorporation ...........................................................  I-2
ARTICLE II.      TREATMENT OF SHARES .......................................................  I-2
 Section 2.1.    Conversion of Securities ..................................................  I-2
 Section 2.2.    Dissenting Shares .........................................................  I-2
 Section 2.3.    Surrender of Shares; Stock Transfer Books .................................  I-3
 Section 2.4.    MidAmerican Option Plan ...................................................  I-4
ARTICLE III.     THE CLOSING ...............................................................  I-4
 Section 3.1.    Closing ...................................................................  I-4
ARTICLE IV.      REPRESENTATIONS AND WARRANTIES OF CALENERGY AND
                 MERGER SUB ................................................................  I-5
 Section 4.1.    Organization and Qualification ............................................  I-5
 Section 4.2.    Subsidiaries ..............................................................  I-5
 Section 4.3.    Capitalization ............................................................  I-5
 Section 4.4.    Authority; Non-Contravention; Statutory Approvals; Compliance .............  I-6
 Section 4.5.    Reports and Financial Statements ..........................................  I-7
 Section 4.6.    Absence of Certain Changes or Events; Absence of Undisclosed Liabilities ..  I-8
 Section 4.7.    Litigation ................................................................  I-8
 Section 4.8.    Joint Proxy Statement .....................................................  I-8
 Section 4.9.    Tax Matters ...............................................................  I-9
 Section 4.10.   Employee Matters; ERISA ................................................... I-11
 Section 4.11.   Environmental Protection .................................................. I-13
 Section 4.12.   Regulation as a Utility ................................................... I-15
 Section 4.13.   Vote Required ............................................................. I-15
 Section 4.14.   Insurance ................................................................. I-15
 Section 4.15.   Opinions of Financial Advisors ............................................ I-15
 Section 4.16.   Brokers ................................................................... I-15
 Section 4.17.   Financing Arrangements .................................................... I-16
ARTICLE V.       REPRESENTATIONS AND WARRANTIES OF MIDAMERICAN ............................. I-16
 Section 5.1.    Organization and Qualification ............................................ I-16
 Section 5.2.    Subsidiaries .............................................................. I-16
 Section 5.3.    Capitalization ............................................................ I-16
 Section 5.4.    Authority; Non-Contravention; Statutory Approvals; Compliance ............. I-17
 Section 5.5.    Reports and Financial Statements .......................................... I-18
 Section 5.6.    Absence of Certain Changes or Events; Absence of Undisclosed Liabilities .. I-19
 Section 5.7.    Litigation ................................................................ I-19
 Section 5.8.    Joint Proxy Statement ..................................................... I-19
 Section 5.9.    Tax Matters ............................................................... I-20
 Section 5.10.   Employee Matters; ERISA ................................................... I-22
 Section 5.11.   Environmental Protection .................................................. I-24
 Section 5.12.   Regulation as a Utility ................................................... I-25
 Section 5.13.   Vote Required ............................................................. I-25
 Section 5.14.   Insurance ................................................................. I-26
 Section 5.15.   Opinion of Financial Advisor .............................................. I-26
 Section 5.16.   Brokers ................................................................... I-26

                                                                                             PAGE
                                                                                             -----
 Section 5.17.   Non-Applicability of Certain Provisions of Iowa Act ....................... I-26
 Section 5.18.   MidAmerican Rights Agreement .............................................. I-26
ARTICLE VI.      CONDUCT OF BUSINESS PENDING THE MERGER .................................... I-26
 Section 6.1.    Conduct of Business by MidAmerican Pending the Merger ..................... I-26
 Section 6.2.    Conduct of Business by CalEnergy Pending the Merger ....................... I-28
 Section 6.3.    Additional Covenants by MidAmerican and CalEnergy Pending the Merger ...... I-29
ARTICLE VII.     ADDITIONAL AGREEMENTS ..................................................... I-30
 Section 7.1.    Access to Information ..................................................... I-30
 Section 7.2.    Joint Proxy Statement ..................................................... I-30
 Section 7.3.    Regulatory Approvals and Other Matters .................................... I-31
 Section 7.4.    Stockholder Approvals ..................................................... I-31
 Section 7.5.    Directors' and Officers' Indemnification .................................. I-32
 Section 7.6.    Disclosure Schedules ...................................................... I-33
 Section 7.7.    Public Announcements ...................................................... I-33
 Section 7.8.    No Solicitations .......................................................... I-33
 Section 7.9.    Expenses .................................................................. I-34
 Section 7.10.   Board of Directors ........................................................ I-34
 Section 7.11.   Consulting Agreement ...................................................... I-35
 Section 7.12.   Current Employment Arrangements ........................................... I-35
 Section 7.13.   Post-Merger Operations and Workforce Matters .............................. I-35
 Section 7.14.   Name of Parent ............................................................ I-35
 Section 7.15.   Contributions to Rabbi Trusts ............................................. I-35
ARTICLE VIII.    CONDITIONS ................................................................ I-36
 Section 8.1.    Conditions to Each Party's Obligation to Effect the Merger ................ I-36
 Section 8.2.    Conditions to Obligation of MidAmerican to Effect the Merger .............. I-36
 Section 8.3.    Conditions to Obligation of CalEnergy, Parent and Merger Sub to
                 Effect the Merger ......................................................... I-37
ARTICLE IX.      TERMINATION, AMENDMENT AND WAIVER ......................................... I-37
 Section 9.1.    Termination ............................................................... I-37
 Section 9.2.    Effect of Termination ..................................................... I-39
 Section 9.3.    Termination Fee; Expenses ................................................. I-39
 Section 9.4.    Amendment ................................................................. I-41
 Section 9.5.    Waiver .................................................................... I-41
ARTICLE X.       GENERAL PROVISIONS ........................................................ I-41
 Section 10.1.   Non-Survival; Effect of Representations and Warranties .................... I-41
 Section 10.2.   Brokers ................................................................... I-41
 Section 10.3.   Notices ................................................................... I-41
 Section 10.4.   Miscellaneous ............................................................. I-42
 Section 10.5.   Interpretation ............................................................ I-42
 Section 10.6.   Counterparts; Effect ...................................................... I-42
 Section 10.7.   Enforcement ............................................................... I-42
 Section 10.8.   Parties in Interest ....................................................... I-43
 Section 10.9.   Further Assurances ........................................................ I-43
 Section 10.10.  Waiver of Jury Trial ...................................................... I-43
 Section 10.11.  Certain Definitions ....................................................... I-43
EXHIBIT A        Consulting Agreement

                         AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of August 11, 1998 (this "Agreement"), among CalEnergy Company, Inc., a Delaware corporation ("CalEnergy"), MidAmerican Energy Holdings Company, an Iowa corporation ("MidAmerican"), Maverick Reincorporation Sub, Inc., an Iowa corporation which is a wholly-owned subsidiary of CalEnergy ("Reincorporation Sub"), and MAVH Inc., an Iowa corporation which is, directly or indirectly, a wholly-owned subsidiary of CalEnergy ("Merger Sub").

                             W I T N E S S E T H :

     WHEREAS, the Boards of Directors of CalEnergy and MidAmerican each have determined that the acquisition of MidAmerican by CalEnergy is in the best interests of each of its companies' stockholders and employees and, in the case of MidAmerican, those customers and communities served by MidAmerican; and

     WHEREAS, in furtherance thereof, the Boards of Directors of CalEnergy, Reincorporation Sub, MidAmerican and Merger Sub have approved the business combination transaction provided for in this Agreement, pursuant to which Merger Sub will merge with and into MidAmerican, with MidAmerican being the surviving corporation, in accordance with the Iowa Business Corporation Act (the "Iowa Act") and upon the terms and subject to the conditions set forth in this Agreement (such transaction is referred to as the "Merger"), as a result of which Parent (as defined below) will own, directly or indirectly through a wholly owned subsidiary, all of the outstanding shares (the "Shares") of common stock, no par value, of MidAmerican ("MidAmerican Common Stock").

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:


                                   ARTICLE I

                                  THE MERGER

     Section 1.1. The Merger. At the Effective Time (as defined in Section 1.2) and upon the terms and subject to the conditions of this Agreement and the Iowa Act, Merger Sub shall be merged with and into MidAmerican, the separate corporate existence of Merger Sub shall cease, and MidAmerican shall continue as the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation").

     Section 1.2. Effective Time. On the Closing Date (as defined in Section 3.1), a certificate of merger complying with the requirements of the Iowa Act shall be executed and filed by MidAmerican and Merger Sub with the Secretary of State of Iowa. The Merger shall become effective on the date on which the certificate of merger is duly filed with the Secretary of State of Iowa or at such time as is specified in the certificate of merger (the "Effective Time").

     Section 1.3. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the Iowa Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of MidAmerican and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of MidAmerican and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     Section 1.4. Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of MidAmerican or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either MidAmerican or Merger Sub, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

     Section 1.5. Articles of Incorporation; By-Laws.

     (a) Unless otherwise determined by CalEnergy prior to the Effective Time, at the Effective Time the Articles of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation.

     (b) The By-Laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until thereafter amended as provided by law, the Articles of Incorporation of the Surviving Corporation and such By-Laws.

     Section 1.6. Reincorporation. CalEnergy shall take such actions, including making all necessary filings in the States of Iowa and Delaware, to effect, immediately prior to the Effective Time, the reincorporation of CalEnergy (the "Reincorporation") by a merger of CalEnergy with and into Reincorporation Sub, which shall be the surviving corporation in such merger ("Parent") and shall succeed to all of the rights, obligations and liabilities of CalEnergy.

                                   ARTICLE II

                              TREATMENT OF SHARES

     Section 2.1. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, MidAmerican or the holder of any of the following securities:

     (a) Each Share, together with the associated purchase rights ("MidAmerican Rights") under the MidAmerican Rights Agreement (as defined in Section 5.18), issued and outstanding immediately prior to the Effective Time (other than any Shares to be canceled pursuant to Section 2.1(b) and any Dissenting Shares (as defined in Section 2.2(a)) shall be canceled and extinguished and be converted into the right to receive $27.15 (the "Per Share Amount") in cash payable to the holder thereof, without interest, upon surrender of the certificate representing such Share. Throughout this Agreement, the term "Shares" refers to the Shares together with the associated MidAmerican Rights.

     (b) Each Share held in the treasury of MidAmerican and each Share owned by Parent or any direct or indirect Subsidiary (as defined below) of Parent or of MidAmerican immediately prior to the Effective Time shall be canceled and extinguished, and no payment or other consideration shall be made with respect thereto.

     (c) Each share of common stock, no par value, of Merger Sub issued and outstanding immediately prior to the Effective Time shall thereafter represent one validly issued, fully paid and nonassessable share of common stock, no par value, of the Surviving Corporation.

     Section 2.2. Dissenting Shares.

     (a) Notwithstanding any provision of this Agreement to the contrary, any Shares held by a holder who has demanded and perfected his demand for appraisal of his Shares in accordance with Section 1302 of the Iowa Act and as of the Effective Time has neither effectively withdrawn nor lost his right to such appraisal ("Dissenting Shares"), shall not be converted into or represent a right to receive cash pursuant to Section 2.1, but the holder thereof shall be entitled to only such rights in respect thereof as are granted by Section 1302 of the Iowa Act.

     (b) Notwithstanding the provisions of subsection (a) of this Section, if any holder of Shares who demands appraisal of his Shares under the Iowa Act shall effectively withdraw or lose (through failure to perfect or otherwise) his right to appraisal, then as of the Effective Time or the occurrence of such event, whichever later occurs, such holder's Shares shall automatically be converted into and represent only the right to receive cash as provided in
Section 2.1(a), without interest thereon, upon surrender of the certificate or certificates representing such Shares.

     (c) MidAmerican shall give CalEnergy or Parent, as the case may be, (i) prompt notice of any written demands for appraisal or payment of the fair value of any Shares, withdrawals of such demands, and any other instruments served pursuant to the Iowa Act received by MidAmerican and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the Iowa Act. MidAmerican shall not voluntarily make any payment with respect to any demands for appraisal and shall not, except with the prior written consent of CalEnergy, settle or offer to settle any such demands.

     Section 2.3. Surrender of Shares; Stock Transfer Books.

     (a) Prior to the Effective Time, MidAmerican shall designate a bank or trust company to act as agent for the holders of Shares (the "Exchange Agent") to receive the funds necessary to make the payments contemplated by Section
2.1. At the Effective Time, Parent shall deposit, or cause to be deposited, in trust with the Exchange Agent for the benefit of holders of Shares, the aggregate consideration to which such holders shall be entitled at the Effective Time pursuant to Section 2.1.

     (b) Each holder of a certificate or certificates representing any Shares canceled upon the Merger pursuant to Section 2.1(a) may thereafter surrender such certificate or certificates to the Exchange Agent, as agent for such holder, to effect the surrender of such certificate or certificates on such holder's behalf for a period ending six months after the Effective Time. Parent agrees that promptly after the Effective Time it shall cause the distribution to holders of record of Shares as of the Effective Time of appropriate materials to facilitate such surrender. Upon the surrender of certificates representing the Shares, Parent shall cause the Exchange Agent to pay the holder of such certificates in exchange therefor cash in an amount equal to the Per Share Amount multiplied by the number of Shares represented by such certificate, plus the amount of dividends or other distributions with a record date prior to the Effective Time, if any, remaining unpaid with respect to the Shares represented by such certificate immediately prior to the Effective Time. Until so surrendered, each such certificate (other than certificates representing Dissenting Shares and certificates representing Shares canceled pursuant to Section 2.1(b)) shall represent solely the right to receive the aggregate Per Share Amount relating thereto, subject, however, to Parent's obligation (if any) to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared by MidAmerican on the shares of MidAmerican Common Stock in accordance with the terms of this Agreement on or prior to the date of this Agreement and which remain unpaid at the Effective Time.

     (c) If payment of cash in respect of canceled Shares is to be made to a Person other than the Person in whose name a surrendered certificate or instrument is registered, it shall be a condition to such payment that the certificate or instrument so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other taxes required by reason of such payment in a name other than that of the registered holder of the certificate or instrument surrendered or shall have established to the satisfaction of Parent or the Exchange Agent that such tax either has been paid or is not payable.

     (d) At the Effective Time, the stock transfer books of MidAmerican shall be closed and there shall not be any further registration of transfer of any shares of capital stock thereafter on the records of MidAmerican. From and after the Effective Time, the holders of certificates evidencing ownership of the Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares, except as otherwise provided for herein or by applicable law. If, after the Effective Time, certificates for Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for cash as provided in Section 2.1(a). No interest shall accrue or be paid on any cash payable upon the surrender of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares.

     (e) Promptly following the date which is six months after the Effective Time, the Exchange Agent shall deliver to Parent all cash (including any interest received with respect thereto), certificates and other documents in its possession relating to the transactions contemplated hereby, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a certificate representing Shares (other than certificates representing Dissenting Shares and certificates representing Shares canceled pursuant to
Section 2.1(b))
shall be entitled to look to the Surviving Corporation (subject to applicable abandoned property, escheat and similar laws) only as general creditors thereof with respect to the aggregate Per Share Amount payable upon due surrender of their certificates, without any interest or dividends thereon. Notwithstanding the foregoing, neither Parent, the Surviving Corporation nor the Exchange Agent shall be liable to any holder of a certificate representing Shares for the Per Share Amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (f) The Per Share Amount paid in the Merger shall be net to the holder of Shares in cash, subject to reduction only for any applicable federal back-up withholding or, as set forth in Section 2.3(c), stock transfer taxes payable by such holder.

     Section 2.4. MidAmerican Option Plan.

     (a) CalEnergy or, as the case may be, Parent shall take all actions necessary to provide that, upon consummation of the Merger, each then outstanding option to purchase shares of MidAmerican Common Stock or stock appreciation right representing the right (contingent or other) to purchase shares of MidAmerican Common Stock or, following the Merger, of shares of common stock, no par value, of Parent ("Parent Common Stock"), or grant of performance shares representing the right (contingent or other) to purchase shares of MidAmerican Common Stock or, following the Merger, of Parent Common Stock, or other similar interest (collectively, the "MidAmerican Options") whether granted under MidAmerican's 1995 Long-Term Incentive Plan (the "MidAmerican Option Plan") or under any other plan or arrangement, whether or not then exercisable or vested, all of which, together with the applicable exercise prices, are disclosed in Section 5.10(a) of the MidAmerican Disclosure Schedule (or as otherwise permitted from and after the date of this Agreement pursuant to Section 6.1(c)) shall be assumed by Parent at the Effective Time (except in the case of performance shares of MidAmerican, which will be paid the Per Share Amount at the Effective Time), and each such MidAmerican Option shall become an option to purchase the number of shares of Parent Common Stock rounded to the nearest whole number (a "MidAmerican Substitute Option") equal to the number of shares of MidAmerican Common Stock subject to such MidAmerican Option multiplied by the number (the "Exchange Ratio") determined by dividing the Per Share Amount by the CalEnergy Share Price (as defined below). The "CalEnergy Share Price" shall be equal to the average of the closing prices of the common stock, par value $0.0675 per share, of CalEnergy ("CalEnergy Common Stock"), on the New York Stock Exchange Composite Transaction Reporting System, as reported in The Wall Street Journal, for the 20 trading days immediately preceding the second trading day prior to the Effective Time. The per share exercise price for each MidAmerican Substitute Option shall be the current exercise price per share of MidAmerican Common Stock divided by the Exchange Ratio (rounded up to the nearest full cent), and each MidAmerican Substitute Option otherwise shall be subject, in all material respects, to the other terms and conditions of the original MidAmerican Option to which it relates.

     (b) Prior to the Effective Time, MidAmerican shall take such actions as are necessary under applicable law and the applicable agreements and the MidAmerican Option Plan to ensure that each outstanding MidAmerican Option shall, from and after the Effective Time, represent only the right to purchase, upon exercise, shares of Parent Common Stock.

     (c) As soon as reasonably practicable after the Effective Time, Parent shall cause to be included under a registration statement on Form S-8 of Parent all shares of Parent Common Stock which are subject to MidAmerican Substitute Options, and shall maintain the effectiveness of such registration statement until all such MidAmerican Substitute Options have been exercised, expired or forfeited.


                                  ARTICLE III

                                  THE CLOSING

     Section 3.1. Closing. The closing of the Merger (the "Closing") shall take place at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, 10019 at 10:00 A.M., New York time, on the second business day immediately following the date on which the last of the conditions set forth in
Article VIII hereof is fulfilled or waived, or at such other time, date and place as CalEnergy and MidAmerican shall mutually agree (the "Closing Date").

                                  ARTICLE IV

           REPRESENTATIONS AND WARRANTIES OF CALENERGY AND MERGER SUB

     CalEnergy and Merger Sub hereby represent and warrant to MidAmerican as follows:

     Section 4.1. Organization and Qualification. CalEnergy and each of the CalEnergy Subsidiaries and, to the knowledge of CalEnergy, each of the CalEnergy Joint Ventures is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite power and authority and has been duly authorized by all necessary approvals and orders to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary other than in such jurisdictions where the failure to so qualify and be in good standing, when taken together with all other such failures, would not have a material adverse effect on the business, operations, properties, assets, condition (financial or other), prospects or the results of operations of CalEnergy and the CalEnergy Subsidiaries taken as a whole or on the consummation of the transactions contemplated by this Agreement (any such material adverse effect, a "CalEnergy Material Adverse Effect"). The term "Subsidiary" of a Person shall mean any corporation or other entity (including partnerships and other business associations and joint ventures) in which such Person directly or indirectly owns at least a majority of the voting power represented by the outstanding capital stock or other voting securities or interests having voting power under ordinary circumstances to elect a majority of the directors or similar members of the governing body, or otherwise to direct the management and policies, of such corporation or entity, and the term "CalEnergy Subsidiary" shall mean a Subsidiary of CalEnergy. The term "Joint Venture" of a Person shall mean any corporation or other entity (including partnerships and other business associations and joint ventures) in which such Person directly or indirectly owns an equity interest that is less than a majority of any class of the outstanding voting securities or equity of any such entity, other than equity interests held for passive investment purposes which are less than 5% of any class of the outstanding voting securities or equity of any such entity, and the term "CalEnergy Joint Venture" shall mean a Joint Venture of CalEnergy.

     Section 4.2. Subsidiaries. Section 4.2 of the CalEnergy Disclosure Schedule delivered by CalEnergy to MidAmerican prior to the execution of this Agreement (the "CalEnergy Disclosure Schedule") sets forth a list of all the CalEnergy Subsidiaries and the CalEnergy Joint Ventures, including the name of each such entity, a brief description of the principal line or lines of business conducted by each such entity and the interest of CalEnergy and the CalEnergy Subsidiaries therein. Except as set forth in Section 4.2 of the CalEnergy Disclosure Schedule, neither CalEnergy nor any of the CalEnergy Subsidiaries nor any of the CalEnergy Joint Ventures is a "holding company," a "subsidiary company" of a holding company or an "affiliate" of a holding company within the meaning of Section 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), respectively, and none of such entities is a "public utility company" within the meaning of Section 2(a)(5) of the 1935 Act. Except as set forth in Section
4.2 of the CalEnergy Disclosure Schedule, (i) all of the issued and outstanding shares of capital stock of each CalEnergy Subsidiary are validly issued, fully paid, nonassessable and free of preemptive rights and to the extent owned, directly or indirectly, by CalEnergy, are owned free and clear of any liens, claims, encumbrances, security interests, charges and options of any nature whatsoever ("Liens") and (ii) there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other pledges, security interests, encumbrances, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating CalEnergy or any CalEnergy Subsidiary to issue, deliver or sell, pledge, grant a security interest or encumber, or cause to be issued, delivered or sold, pledged or encumbered or a security interest to be granted on, shares of capital stock of any CalEnergy Subsidiary or obligating CalEnergy or any CalEnergy Subsidiary to grant, extend or enter into any such agreement or commitment.

     Section 4.3. Capitalization. The authorized capital stock of CalEnergy consists of 180,000,000 shares of CalEnergy Common Stock and 2,000,000 shares of preferred stock, no par value, none of which preferred stock is outstanding. As of the close of business on the date of this Agreement, (i) 59,531,007 shares of CalEnergy Common Stock are outstanding,
(ii) not more than 5,837,838 shares of CalEnergy Common Stock are reserved for issuance pursuant to CalEnergy's existing stock option agreements and plans and its 1994 Employee Stock Purchase Plan and 401(k) Savings Plan (such agreements and plans, collectively, the "CalEnergy Stock Plans"), (iii) 23,448,493 shares of CalEnergy Common Stock are held by CalEnergy in its treasury or by its wholly owned Subsidiaries, and (iv) except as set forth in Section 4.3 of the CalEnergy Disclosure Schedule, no bonds, debentures, notes or other indebtedness having the right to vote (or convertible into securities having the right to vote) on any matters on which stockholders may vote ("Voting Debt") is issued or outstanding. All of the issued and outstanding shares of CalEnergy Common Stock are validly issued, fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, except as set forth in
Section 4.3 of the CalEnergy Disclosure Schedule or as may be provided by the CalEnergy Stock Plans, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies, or other pledges, security interests, encumbrances, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating CalEnergy or any CalEnergy Subsidiary to issue, deliver or sell, pledge, grant a security interest or encumber, or cause to be issued, delivered or sold, pledged or encumbered or a security interest to be granted on, shares of capital stock or any Voting Debt of CalEnergy or obligating CalEnergy or any CalEnergy Subsidiary to grant, extend or enter into any such agreement or commitment.

     Section 4.4. Authority; Non-Contravention; Statutory Approvals;
Compliance.

     (a) Authority. CalEnergy, Reincorporation Sub and Merger Sub have all requisite power and authority to enter into this Agreement and, subject to the receipt of the CalEnergy Stockholders' Approval (as defined in Section 4.13) and the CalEnergy Required Statutory Approvals (as defined in Section 4.4(c)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by CalEnergy, Reincorporation Sub and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CalEnergy and Merger Sub, subject to obtaining the CalEnergy Stockholders' Approval. This Agreement has been duly and validly executed and delivered by CalEnergy, Reincorporation Sub and Merger Sub, and, assuming the due authorization, execution and delivery hereof by MidAmerican, this Agreement constitutes the valid and binding obligation of each of CalEnergy, Reincorporation Sub and Merger Sub enforceable against each of them in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.


     (b) Non-Contravention. The execution and delivery of this Agreement by CalEnergy, Reincorporation Sub and Merger Sub do not, and the consummation of the transactions contemplated hereby will not, in any respect, violate, conflict with or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in the termination or modification of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation or the loss of a benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of CalEnergy or any of the CalEnergy Subsidiaries or the CalEnergy Joint Ventures (any such violation, conflict, breach, default, right of termination, modification, cancellation or acceleration, loss or creation, is referred to herein as a "Violation" with respect to CalEnergy, and such term when used in
Article V shall have a correlative meaning with respect to MidAmerican) pursuant to any provisions of (i) the certificate or articles of incorporation, by-laws or similar governing documents of CalEnergy or any of the CalEnergy Subsidiaries or the CalEnergy Joint Ventures, (ii) subject to obtaining the CalEnergy Required Statutory Approvals and the receipt of the CalEnergy Stockholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority (as defined in Section 4.2(c)) applicable to CalEnergy or any of the CalEnergy Subsidiaries or the CalEnergy Joint Ventures or any of their respective properties or assets or (iii) subject to obtaining the third-party consents set forth in Section 4.4(b) of the CalEnergy Disclosure Schedule (the "CalEnergy Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which CalEnergy or any of the CalEnergy Subsidiaries or the CalEnergy Joint Ventures is a party or by which it or any of its properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations which would not, in the aggregate, have a CalEnergy Material Adverse Effect.

     (c) Statutory Approvals. Except as described in Section 4.4(c) of the CalEnergy Disclosure Schedule, no declaration, filing or registration with, or notice to or authorization, consent or approval of, any court, federal, state, local or foreign governmental or regulatory body (including a stock exchange or other self-regulatory body) or authority (each, a "Governmental Authority") is necessary for the execution and delivery of this Agreement by CalEnergy, Reincorporation Sub and Merger Sub or the consummation by CalEnergy, Reincorporation Sub and Merger Sub of the transactions contemplated hereby (the "CalEnergy Required Statutory Approvals," it being understood that references in this Agreement to "obtaining" such CalEnergy Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law).

     (d) Compliance. Except as set forth in Section 4.4(d) or 4.11 of the CalEnergy Disclosure Schedule or as disclosed in the CalEnergy SEC Reports (as defined in Section 4.5) filed as of the date of this Agreement, neither CalEnergy nor any of the CalEnergy Subsidiaries nor, to the knowledge of CalEnergy, any CalEnergy Joint Venture is in violation of, is, to the knowledge of CalEnergy, under investigation with respect to any violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority, except for violations which individually or in the aggregate do not, and insofar as reasonably can be foreseen will not, have a CalEnergy Material Adverse Effect. Except as set forth in Section 4.4(d) or 4.11 of the CalEnergy Disclosure Schedule, CalEnergy and the CalEnergy Subsidiaries and, to the knowledge of CalEnergy, the CalEnergy Joint Ventures have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted which are material to the operation of the businesses of CalEnergy and the CalEnergy Subsidiaries. Except as set forth in Section 4.4(d) of the CalEnergy Disclosure Schedule, CalEnergy and each of the CalEnergy Subsidiaries and, to the knowledge of CalEnergy, CalEnergy Joint Ventures is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default by CalEnergy or any CalEnergy Subsidiary or, to the knowledge of CalEnergy, any CalEnergy Joint Venture under (i) its certificate or articles of incorporation, by-laws or other organizational document or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which CalEnergy or any CalEnergy Subsidiary or any CalEnergy Joint Venture is bound or to which any of its property is subject, except in the case of clause
(ii) above, for violations, breaches or defaults which individually or in the aggregate do not, and insofar as reasonably can be foreseen will not, have a CalEnergy Material Adverse Effect.

     Section 4.5. Reports and Financial Statements. The filings required to be made by CalEnergy and the CalEnergy Subsidiaries under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Public Utility Regulatory Policies Act of 1978 ("PURPA"), the 1935 Act and state, municipal and other local laws, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, have been filed with the Securities and Exchange Commission (the "SEC") or the Federal Energy Regulatory Commission (the "FERC"), or other appropriate Governmental Authorities, as the case may be, and complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statutes and the rules and regulations thereunder. CalEnergy has made available to MidAmerican a true and complete copy of each report, schedule, registration statement and definitive proxy statement and all amendments thereto filed with the SEC by CalEnergy or any CalEnergy Subsidiary (or their predecessors) pursuant to the requirements of the Securities Act or Exchange Act since January 1, 1996 (as such documents have since the time of their filing been amended, the "CalEnergy SEC Reports"). As of their respective dates, the CalEnergy SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of CalEnergy included in the CalEnergy SEC Reports (collectively, the "CalEnergy Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be indicated therein or in the notes thereto) and fairly present the financial position of CalEnergy, as of the dates thereof and the results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring audit adjustments. True, accurate and complete copies of the articles of incorporation and by-laws of CalEnergy, as in effect on the date of this Agreement, are included (or incorporated by reference) in the CalEnergy SEC Reports.

     Section 4.6. Absence of Certain Changes or Events; Absence of Undisclosed Liabilities.

     (a) Absence of Certain Changes or Events. Except as set forth in Section 4.6(a) of the CalEnergy Disclosure Schedule or as disclosed in the CalEnergy SEC Reports filed prior to the date of this Agreement, since December 31, 1997, CalEnergy and each of the CalEnergy Subsidiaries, and, to the knowledge of CalEnergy, each of the CalEnergy Joint Ventures, have conducted their business only in the ordinary course of business consistent with past practice and there has not been, and no fact or condition exists which would have or, insofar as reasonably can be foreseen, could have, a CalEnergy Material Adverse Effect.

     (b) Absence of Undisclosed Liabilities. Neither CalEnergy nor any CalEnergy Subsidiary, nor, to the knowledge of CalEnergy, any CalEnergy Joint Venture, has any liabilities or obligations (whether absolute, accrued, contingent or otherwise and including, without limitation, margin loans) of a nature required by GAAP to be reflected in a consolidated corporate balance sheet, except liabilities, obligations or contingencies which are accrued or reserved against in the consolidated financial statements of CalEnergy or reflected in the notes thereto for the year ended December 31, 1997, or which were incurred after December 31, 1997 in the ordinary course of business and would not, in the aggregate, have a CalEnergy Material Adverse Effect.

     Section 4.7. Litigation. Except as set forth in Section 4.7 or 4.11 of the CalEnergy Disclosure Schedule or as disclosed in the CalEnergy SEC Reports filed prior to the date of this Agreement, (a) there are no claims, suits, actions or proceedings by any Governmental Authority or any arbitrator, pending or, to the knowledge of CalEnergy, threatened, nor are there, to the knowledge of CalEnergy, any investigations or reviews by any Governmental Authority or any arbitrator pending or threatened against, relating to or affecting CalEnergy or any of the CalEnergy Subsidiaries or, to the knowledge of CalEnergy, the CalEnergy Joint Ventures, (b) there have not been any significant developments since December 31, 1997 with respect to such disclosed claims, suits, actions, proceedings, investigations or reviews and (c) there are no judgments, decrees, injunctions, rules or orders of any Governmental Authority or any arbitrator applicable to CalEnergy or any of the CalEnergy Subsidiaries or, to the knowledge of CalEnergy, applicable to any of the CalEnergy Joint Ventures, which, when taken together with any other nondisclosures described in clauses (a), (b) or (c), insofar as reasonably can be foreseen, could, if determined adversely, have a CalEnergy Material Adverse Effect.

     Section 4.8. Joint Proxy Statement. None of the information supplied by CalEnergy, Reincorporation Sub or Merger Sub, their officers, directors, representatives, agents or employees (the "Purchaser Information"), for inclusion in the Joint Proxy Statement (as defined in Section 5.8), or in any amendments thereof or supplements thereto, will, on the date the Joint Proxy Statement is first mailed to stockholders, at the time of the MidAmerican Meeting (as defined below) and at the time of the CalEnergy Meeting (as defined below) or at the Effective Time (giving effect to any documents incorporated by reference therein), contain any statement which, at such time and in light of the circumstances under which it will be made, will be false or misleading with respect to any material fact, or will omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the MidAmerican Meeting or the CalEnergy Meeting which has become false or misleading. Notwithstanding the foregoing, CalEnergy and Merger Sub do not make any representation or warranty with respect to any information that has been supplied by MidAmerican or its accountants, counsel or other authorized representatives for use in any of the foregoing documents.

     Section 4.9. Tax Matters. "Taxes," as used in this Agreement, means any federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any Tax liability. "Tax Return," as used in this Agreement, means a report, return or other information required to be supplied to a governmental entity with respect to Taxes including, without limitation, where permitted or required, combined or consolidated returns for any group of entities that includes CalEnergy or any CalEnergy Subsidiary or MidAmerican or any MidAmerican Subsidiary, as the case may be.

     (a) Filing of Timely Tax Returns. CalEnergy and each of the CalEnergy Subsidiaries have filed (or there has been filed on their behalf) all Tax Returns required to be filed by each of them under applicable law. All such Tax Returns were and are in all material respects true, complete and correct and filed on a timely basis.

     (b) Payment of Taxes. CalEnergy and each of the CalEnergy Subsidiaries have, within the time and in the manner prescribed by law, paid (and until the Closing Date will pay within the time and in the manner prescribed by law) all Taxes that are currently due and payable, except for those contested in good faith and for which adequate reserves have been taken.

     (c) Tax Reserves. CalEnergy and the CalEnergy Subsidiaries have established (and until the Closing Date will maintain) on their books and records reserves which adequately reflect its estimate of the amounts required to pay all Taxes in accordance with GAAP (or, with respect to foreign CalEnergy Subsidiaries, of the applicable foreign generally accepted accounting principles).

     (d) Tax Liens. There are no Tax liens upon the assets of CalEnergy or any of the CalEnergy Subsidiaries except liens for Taxes not yet due.

     (e) Withholding Taxes. CalEnergy and each of the CalEnergy Subsidiaries have complied (and until the Closing Date will comply) in all material respects with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (or, with respect to foreign CalEnergy Subsidiaries, the comparable applicable foreign law), relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Code Sections 1441 through 1464, 3401 through 3406 and 6041 through 6049, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required.

     (f) Extensions of Time For Filing Tax Returns. Except as set forth in
Section 4.9(f) of the CalEnergy Disclosure Schedule, neither CalEnergy nor any of the CalEnergy Subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been timely filed.

     (g) Waivers of Statute of Limitations. Except as set forth in Section 4.9(g) of the CalEnergy Disclosure Schedule, neither CalEnergy nor any of the CalEnergy Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

     (h) Expiration of Statute of Limitations. Except as disclosed in Section 4.9(h) of the CalEnergy Disclosure Schedule, the statute of limitations for the assessment of all Taxes has expired for all applicable Tax Returns of CalEnergy and the CalEnergy Subsidiaries or those Tax Returns have been examined by the appropriate taxing authorities for all tax periods ending before the date of this Agreement, and no deficiency for any Taxes has been proposed, asserted or assessed against CalEnergy or any of the CalEnergy Subsidiaries that has not been resolved and paid in full.

     (i) Audit, Administrative and Court Proceedings. Except as set forth in
Section 4.9(i) of the CalEnergy Disclosure Schedule, no audits or other administrative proceedings or court proceedings are presently pending, or, to the knowledge of CalEnergy, threatened, with regard to any Taxes or Tax Returns of CalEnergy or any of the CalEnergy Subsidiaries.

     (j) Powers of Attorney. Except as set forth in Section 4.9(j) of the CalEnergy Disclosure Schedule, no power of attorney currently in force has been granted by CalEnergy or any of the CalEnergy Subsidiaries concerning any Tax matter.

     (k) Tax Rulings. Neither CalEnergy nor any of the CalEnergy Subsidiaries has received or requested a Tax Ruling (as defined below) or entered into a Closing Agreement (as defined below), with any taxing authority that would have a continuing adverse effect after the Closing Date. "Tax Ruling," as used in this Agreement, shall mean a written ruling of a taxing authority relating to Taxes. "Closing Agreement," as used in this agreement, shall mean a written and legally binding agreement with a taxing authority relating to Taxes.

     (l) Availability of Tax Returns. CalEnergy has made available to MidAmerican complete and accurate copies of (i) all federal and state income Tax Returns for open years, and any amendments thereto, filed by CalEnergy or any of the CalEnergy Subsidiaries, (ii) all audit reports or written proposed adjustments (whether formal or informal) received from any taxing authority relating to any Tax Return filed by CalEnergy or any of the CalEnergy Subsidiaries and (iii) any Tax Ruling or request for a Tax Ruling applicable to CalEnergy or any of the CalEnergy Subsidiaries and Closing Agreements entered into by CalEnergy or any of the CalEnergy Subsidiaries.

     (m) Tax Sharing Agreements. Except as disclosed in Section 4.9(m) of the CalEnergy Disclosure Schedule, neither CalEnergy nor any CalEnergy Subsidiary is a party to any agreement relating to allocating or sharing of Taxes.

     (n) Code Section 341(F). Neither CalEnergy nor any of the CalEnergy Subsidiaries has filed (or will file prior to the Closing) a consent pursuant to Code Section 341(f) or has agreed to have Code Section 341(f)(2) apply to any disposition of a subsection (f) asset (as that term is defined in Code
Section 341(f)(4)), owned by CalEnergy or any of the CalEnergy Subsidiaries.

     (o) Code Section 168. Except as set forth in Section 4.9(o) of the CalEnergy Disclosure Schedule, no property of CalEnergy or any of the CalEnergy Subsidiaries is property that CalEnergy or any CalEnergy Subsidiary or any party to this transaction is or will be required to treat as being owned by another person pursuant to the provisions of Code Section 168(f)(8) (as in effect prior to its amendment by the Tax Reform Act of 1986) or is "tax-exempt use property" within the meaning of Code Section 168(h).

     (p) Code Section 481 Adjustments. Except as set forth in Section 4.9(p) of the CalEnergy Disclosure Schedule, neither CalEnergy nor any of the CalEnergy Subsidiaries is required to include in income for any tax period ending after the date hereof any adjustment pursuant to Code Section 481(a) by reason of a voluntary change in accounting method initiated by CalEnergy or any of the CalEnergy Subsidiaries, and, to the knowledge of CalEnergy, the Internal Revenue Service ("IRS") has not proposed any such adjustment or change in accounting method.

     (q) Acquisition Indebtedness. Except as set forth in Section 4.9(q) of the CalEnergy Disclosure Schedule, no indebtedness of CalEnergy or any of the CalEnergy Subsidiaries is "corporate acquisition indebtedness" within the meaning of Code Section 279(b).

     (r) Intercompany Transactions. Except as set forth in Section 4.9(r) of the CalEnergy Disclosure Schedule, neither CalEnergy nor any of the CalEnergy Subsidiaries has engaged in any intercompany transactions within the meaning of Treasury Regulations 1.1502-13 or -14 or Temporary Treasury Regulation Section 1.1502-13T or -14T for which any income or gain remains unrecognized as of the close of the last taxable year prior to the Closing Date, and no excess loss account within the meaning of Treasury Regulation Section 1.1502-14, -19 or -32 exists with respect to CalEnergy or any of the CalEnergy Subsidiaries.

     (s) Code Section 280G. Except as set forth in Section 4.9(s) of the CalEnergy Disclosure Schedule, neither CalEnergy nor any of the CalEnergy Subsidiaries is a party to any agreement, contract or arrangement that could reasonably be expected to result, on account of the transactions contemplated hereunder, separately or in the aggregate, in the payment of "excess parachute payments" within the meaning of Code Section 280G or any amount that may not be fully deductible by reason of application of Section 162(m) of the Code.

     (t) Consolidated Tax Returns. Except as set forth in Section 4.9(t) of the CalEnergy Disclosure Schedule, neither CalEnergy nor any of the CalEnergy Subsidiaries has ever been a member of an affiliated group of corporations (within the meaning of Code Section 1504(a)) filing consolidated returns, other than the affiliated group of which CalEnergy is the common parent.

     (u) Code Section 338 Elections. Except as set forth in Section 4.9(u) of the CalEnergy Disclosure Schedule, no election under Code Section 338 (or any predecessor provision) has been made by or with respect to CalEnergy or any of the CalEnergy Subsidiaries or any of their respective assets or properties.

     (v) 5% Foreign Stockholders. To CalEnergy's knowledge, based on Schedule 13D and 13G filings with the SEC with respect to CalEnergy, no foreign person owns, as of the date of this Agreement, 5% or more of the outstanding shares of CalEnergy Common Stock.

     Section 4.10. Employee Matters; ERISA.

     (a) Benefit Plans. Section 4.10(a) of the CalEnergy Disclosure Schedule contains a true and complete list of each employee benefit plan, practice, program or arrangement currently sponsored, maintained or contributed to by CalEnergy or any of the CalEnergy Subsidiaries for the benefit of employees, former employees or directors and their beneficiaries in respect of services provided to any such entity, including, but not limited to, any employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), employee pension benefit plan, program, arrangement or agreement, any health, medical, welfare, disability, life insurance, bonus, option, stock appreciation plan, performance stock plan, restricted stock plan, deferred compensation plan, retiree benefits plan, severance pay and other employee benefit or fringe benefit plan and any employment, consulting, non-compete, severance or change in control agreement (collectively, the "CalEnergy Benefit Plans"), together with, for any option, stock appreciation plan, performance stock plan, restricted stock plan, deferred compensation plan and supplemental retirement plan, the current amounts or benefits granted or payable under each and reasonable details (including exercise prices) regarding the CalEnergy Options or other securities which represent the right (contingent or other) to purchase or receive shares of CalEnergy Common Stock or, following the Merger, of Parent Common Stock. For the purposes of this Section 4.10, the term "CalEnergy" shall be deemed to include predecessors thereof.

     Contributions. Except as set forth in Section 4.10(b) of the CalEnergy Disclosure Schedule, all material contributions and other payments required to be made by CalEnergy or any of the CalEnergy Subsidiaries to any CalEnergy Benefit Plan (or to any person pursuant to the terms thereof) have been timely made or the amount of such payment or contribution obligation has been reflected in the CalEnergy Financial Statements. Except as set forth in Section 4.10(b) of the CalEnergy Disclosure Schedule, (i) the current value of all accrued benefits under any CalEnergy Benefit Plan which is a defined benefit plan did not, as of the date of the most recent actuarial valuation for such plan, exceed the then current value of the assets of such plan, based on the actuarial assumptions set forth in such valuation for calculating the minimum funding requirements of Code Section 412, which actuarial assumptions and calculations have been provided to MidAmerican prior to the date of this Agreement, and (ii) neither CalEnergy nor any entity which is or ever has been considered as a single employer together with CalEnergy pursuant to Section 414 of the Code contributes, or has contributed, during the eight-year period immediately prior to the date of this Agreement, to a multiemployer plan (as defined in Section 3(37) of ERISA), or has any liability under ERISA Section 4203 or Section 4205 in respect of any such plan.

     (b) Qualification; Compliance. Except as set forth in Section 4.10(c) of the CalEnergy Disclosure Schedule, each of the CalEnergy Benefit Plans intended to be "qualified" within the meaning of Section

401(a) of the Code has been determined by the IRS to be so qualified, and, to the knowledge of CalEnergy, no circumstances exist that are reasonably expected by CalEnergy to result in the revocation of any such determination. CalEnergy and each of the CalEnergy Subsidiaries are in compliance in all material respects with, and each CalEnergy Benefit Plan is and has been operated in all material respects in compliance with the terms thereof and all applicable laws, rules and regulations governing such plan, including, without limitation, ERISA and the Code. Each CalEnergy Benefit Plan intended to provide for the deferral of income, the reduction of salary or other compensation or to afford other income tax benefits complies with the requirements of the applicable provisions of the Code or other laws, rules and regulations required to provide such income tax benefits.

     (c) Liabilities. With respect to the CalEnergy Benefit Plans individually and in the aggregate, there are no actions, suits, claims pending or, to the knowledge of CalEnergy, threatened and no event has occurred, and, to the knowledge of CalEnergy, there exists no condition or set of circumstances that could subject CalEnergy or any of the CalEnergy Subsidiaries to any liability arising under the Code, ERISA or any other applicable law (including, without limitation, any liability of any kind whatsoever, whether direct or indirect, contingent, inchoate or otherwise, to any such plan or the Pension Benefit Guaranty Corporation (the "PBGC"), or under any indemnity agreement to which CalEnergy or any of the CalEnergy Subsidiaries is a party, in each such case, which liability, individually or in the aggregate, could reasonably be expected to have a CalEnergy Material Adverse Effect.

     (d) Welfare Plans. Except as set forth in Section 4.10(e) of the CalEnergy Disclosure Schedule, none of the CalEnergy Benefit Plans that are "welfare plans", within the meaning of Section 3(1) of ERISA, provides for any benefits payable to or on behalf of any employee or director after termination of employment or service, as the case may be, other than elective continuation required pursuant to Code Section 4980B or coverage which expires at the end of the calendar month following such event. Each such plan that is a "group health plan" (as defined in Code Section 4980B(g)) has been operated in compliance with Code Section 4980B at all times, except for any non-compliance that would not, or insofar as reasonably can be determined could not, give rise to a CalEnergy Material Adverse Effect.

     (e) Documents Made Available. CalEnergy has made available to MidAmerican a true and correct copy of each collective bargaining agreement to which CalEnergy or any of the CalEnergy Subsidiaries is a party or under which CalEnergy or any of the CalEnergy Subsidiaries has obligations, and with respect to each CalEnergy Benefit Plan, to the extent applicable, (i) such plan and summary plan description (including all amendments to each such document),
(ii) the most recent annual report filed with the IRS, (iii) each related trust agreement, insurance contract, service provider or investment management agreement (including all amendments to each such document), (iv) the most recent determination of the IRS with respect to the qualified status of such plan, (v) the most recent actuarial report or valuation and (vi) all material employee communications.

     (f) Payments Resulting from Merger and Other Severance Payments. Except as set forth in Section 4.10(g) of the CalEnergy Disclosure Schedule or as specifically provided for in this Agreement, (i) the announcement or consummation of any transaction contemplated by this Agreement will not (either alone or upon the occurrence of any additional or further acts or events, including, without limitation, termination of employment) result in any (A) payment (whether of severance pay or otherwise) becoming due from CalEnergy or any of the CalEnergy Subsidiaries to any officer, employee, former employee or director thereof or to the trustee under any "rabbi trust" or similar arrangement or (B) benefit being established or becoming accelerated, vested or payable under any CalEnergy Benefit Plan and (ii) neither CalEnergy nor any of the CalEnergy Subsidiaries is a party to (A) any management, employment, deferred compensation, severance (including any payment, right or benefit resulting from a change in control), bonus or other contract for personal services with any officer, director or employee, (B) any consulting contract with any person who prior to entering into such contract was a director or officer of CalEnergy or any of the CalEnergy Subsidiaries or (C) any material plan, agreement, arrangement or understanding similar to the foregoing.

     (g) Labor Agreements. As of the date hereof, except as set forth in
Section 4.10(h) of the CalEnergy Disclosure Schedule, neither CalEnergy nor any of the CalEnergy Subsidiaries is a party to any collective bargaining agreement or other labor agreement with any union or labor organization. To the knowledge of CalEnergy, as of the date hereof, there is no current union representation question involving employees of CalEnergy or any of the CalEnergy Subsidiaries, nor does CalEnergy know of any activity or proceeding of any labor organization (or representative thereof) or employee group to organize any such employees. Except as set forth in Section 4.10(h) of the CalEnergy Disclosure Schedule, (i) there is no unfair labor practice, employment discrimination or other complaint against CalEnergy or any of the CalEnergy Subsidiaries pending or, to the knowledge of CalEnergy, threatened, which has or could reasonably be expected to have a CalEnergy Material Adverse Effect, (ii) there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of CalEnergy, threatened, against or involving CalEnergy or any of the CalEnergy Subsidiaries which has or could reasonably be expected to have, a CalEnergy Material Adverse Effect and (iii) there is no proceeding, claim, suit, action or governmental investigation pending or, to the knowledge of CalEnergy, threatened, in respect of which any director, officer, employee or agent of CalEnergy or any of the CalEnergy Subsidiaries is or may be entitled to claim indemnification from CalEnergy pursuant to their respective articles of incorporation or by-laws. Except as set forth in Section 4.10(h) of the CalEnergy Disclosure Schedule, CalEnergy and the CalEnergy Subsidiaries have complied in all material respects with all laws relating to the employment of labor, including without limitation any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, and no person has, to the knowledge of CalEnergy, asserted that CalEnergy or any of the CalEnergy Subsidiaries is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

     Section 4.11. Environmental Protection.

     (a) Definitions. As used in this Agreement:

     (i) "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation (written or oral) by any person or entity (including any Governmental Authority) alleging potential liability (including, without limitation, potential responsibility for or liability for enforcement, investigatory costs, cleanup costs, spent fuel or waste disposal costs, decommissioning costs, governmental response costs, removal costs, remediation costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (A) the presence, Release or threatened Release into the environment of any Hazardous Materials at any location in which CalEnergy or any of the CalEnergy Subsidiaries (for purposes of this Section 4.11) has an economic or ownership interest or in which MidAmerican or any of the MidAmerican Subsidiaries (for purposes of Section 5.11) has an economic or ownership interest, whether or not owned, operated, leased or managed by CalEnergy or any of the CalEnergy Subsidiaries or CalEnergy Joint Ventures (for purposes of this Section 4.11) or by MidAmerican or any of the MidAmerican Subsidiaries or MidAmerican Joint Ventures (for purposes of Section 5.11); or (B) circumstances forming the basis of any violation or alleged violation of any Environmental Law or (C) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of any Hazardous Materials.

     (ii) "Environmental Laws" means all applicable federal, state and local laws, rules, regulations, ordinances, orders, directives and any binding judicial or administrative interpretation thereof, and regulatory common law and equitable doctrines relating to pollution, the environment (including, without limitation, indoor or ambient air, surface water, groundwater, land surface or subsurface strata) or protection of human health or safety as it relates to the environment including, without limitation, those relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     (iii) "Hazardous Materials" means (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls; (B) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import; under any Environmental Law and (C) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which CalEnergy or any of the CalEnergy Subsidiaries or CalEnergy Joint Ventures (for purposes of this Section 4.11) operates or in which MidAmerican or any of the MidAmerican Subsidiaries or MidAmerican Joint Ventures (for purposes of Section 5.11) operates.

     (iv) "Release" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

     (b) Compliance. Except as set forth in Section 4.11(b) of the CalEnergy Disclosure Schedule, CalEnergy and each of the CalEnergy Subsidiaries and, to the knowledge of CalEnergy, the CalEnergy Joint Ventures are in compliance with all applicable Environmental Laws except where the failure to so comply would not have a CalEnergy Material Adverse Effect, and neither CalEnergy nor any of the CalEnergy Subsidiaries has received any communication (written or oral), from any person or Governmental Authority that alleges that CalEnergy or any of the CalEnergy Subsidiaries or the CalEnergy Joint Ventures is not in such compliance with applicable Environmental Laws. To the knowledge of CalEnergy, compliance with all applicable Environmental Laws will not require CalEnergy or any CalEnergy Subsidiary or, to the knowledge of CalEnergy, any CalEnergy Joint Venture to incur costs beyond that currently budgeted in the five CalEnergy fiscal years beginning with January 1, 1998 (as disclosed to MidAmerican prior to the date of this Agreement) that will be reasonably likely to result in a CalEnergy Material Adverse Effect, including but not limited to the costs of CalEnergy and CalEnergy Subsidiary and CalEnergy Joint Venture pollution control equipment required or reasonably contemplated to be required in the future.

     (c) Environmental Permits. Except as set forth in Section 4.11(c) of the CalEnergy Disclosure Schedule, CalEnergy and each of the CalEnergy Subsidiaries and, to the knowledge of CalEnergy, the CalEnergy Joint Ventures, have obtained or has applied for all permits, registrations and governmental authorizations required under any Environmental Law (collectively, the "Environmental Permits") necessary for the construction of its facilities or the conduct of its operations except where the failure to so obtain would not have a CalEnergy Material Adverse Effect, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and CalEnergy and the CalEnergy Subsidiaries and, to the knowledge of CalEnergy, the CalEnergy Joint Ventures are in compliance with all terms and conditions of all Environmental Permits necessary for the construction of its facilities or the conduct of its operations, except where the failure to so comply, in the aggregate, would not have a CalEnergy Material Adverse Effect.

     (d) Environmental Claims. Except as set forth in Section 4.11(d) of the CalEnergy Disclosure Schedule, there is no Environmental Claim pending (or, to the knowledge of CalEnergy, threatened) (A) against CalEnergy or any of the CalEnergy Subsidiaries or, to the knowledge of CalEnergy, any of the CalEnergy Joint Ventures, (B) to the knowledge of CalEnergy, against any person or entity whose liability for any Environmental Claim CalEnergy or any of the CalEnergy Subsidiaries or, to the knowledge of CalEnergy, any of the CalEnergy Joint Ventures has or may have retained or assumed either contractually or by operation of law, or (C) against any real or personal property or operations which CalEnergy or any of the CalEnergy Subsidiaries or, to the knowledge of CalEnergy, any of the CalEnergy Joint Ventures owns, leases or manages, in whole or in part, which, if adversely determined, would have, in the aggregate, a CalEnergy Material Adverse Effect.

     (e) Releases. Except as set forth in Section 4.11(e) of the CalEnergy Disclosure Schedule, CalEnergy has no knowledge of any Releases of any Hazardous Material that would be reasonably likely to form the basis of any Environmental Claim against CalEnergy or any of the CalEnergy Subsidiaries or the CalEnergy Joint Ventures, or against any person or entity whose liability for any Environmental

Claim CalEnergy or any of the CalEnergy Subsidiaries or the CalEnergy Joint Ventures has or may have retained or assumed either contractually or by operation of law except for any Environmental Claim which would not have, in the aggregate, a CalEnergy Material Adverse Effect.

     (f) Predecessors. Except as set forth in Section 4.11(f) of the CalEnergy Disclosure Schedule, CalEnergy has no knowledge, with respect to any predecessor of CalEnergy or any of the CalEnergy Subsidiaries or the CalEnergy Joint Ventures, of any Environmental Claim pending or threatened, or of any Release of Hazardous Materials that would be reasonably likely to form the basis of any Environmental Claim, which, if determined adversely could reasonably be expected to require payments of $20 million or more or which could reasonably be expected to have a CalEnergy Material Adverse Effect.

     (g) Disclosure. CalEnergy has disclosed in writing to MidAmerican all material facts which CalEnergy reasonably believes form the basis of an Environmental Claim which could have a CalEnergy Material Adverse Effect arising from (i) the cost of CalEnergy pollution control equipment (including, without limitation, upgrades and other modifications to existing equipment) currently required or reasonably contemplated to be required in the future,
(ii) current remediation costs or costs to CalEnergy or any of the CalEnergy Subsidiaries for remediation reasonably contemplated to be required in the future or (iii) any other environmental matter affecting CalEnergy or any of the CalEnergy Subsidiaries.

     (h) Cost Estimates. To CalEnergy's knowledge, no environmental matter set forth in the CalEnergy SEC Reports or the CalEnergy Disclosure Schedule could reasonably be expected to exceed the cost estimates provided in the CalEnergy SEC Reports by an amount that individually or in the aggregate could reasonably be expected to have a CalEnergy Material Adverse Effect.

     Section 4.12. Regulation as a Utility. Except as set forth in Section 4.12 of the CalEnergy Disclosure Schedule, neither CalEnergy nor any "subsidiary company" or "affiliate" (as each such term is defined in the 1935 Act) of CalEnergy is subject to regulation as a public utility or public service company (or similar designation) by the FERC or any municipality, locality, state in the United States or any foreign country.

     Section 4.13. Vote Required. The approval of the Reincorporation by the affirmative vote of a majority of the votes entitled to be cast by holders of shares of CalEnergy Common Stock (the "CalEnergy Stockholders' Approval") is the only vote of the holders of any class or series of the capital stock of CalEnergy or any of the CalEnergy Subsidiaries that is required to approve this Agreement, the Merger and the other transactions contemplated hereby.

     Section 4.14. Insurance. Except as set forth in Section 4.14 of the CalEnergy Disclosure Schedule, CalEnergy and each of the CalEnergy Subsidiaries is, and has been continuously since January 1, 1996, insured with financially responsible insurers in such amounts and against such risks and losses as are customary in all material respects for companies conducting the business as conducted by CalEnergy and the CalEnergy Subsidiaries during such time period. Neither CalEnergy nor any of the CalEnergy Subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy of CalEnergy or any of the CalEnergy Subsidiaries. The insurance policies of CalEnergy and each of the CalEnergy Subsidiaries are valid and enforceable policies in all material respects.

     Section 4.15. Opinions of Financial Advisors. CalEnergy has obtained the opinions of Credit Suisse First Boston Corporation ("CSFB") and Lehman Brothers Inc. ("Lehman"), dated the date of this Agreement, to the effect that, as of the date thereof, the Per Share Amount to be paid to holders of MidAmerican Common Stock pursuant to this Agreement is fair from a financial point of view to CalEnergy.

     Section 4.16. Brokers. No broker, finder or investment banker (other than CSFB and Lehman) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of CalEnergy. CalEnergy has heretofore furnished to MidAmerican a complete and correct copy of all agreements between CalEnergy and each of CSFB and Lehman, respectively, pursuant to which such firms would be entitled to any payment relating to the Merger.

     Section 4.17. Financing Arrangements. CalEnergy has received "highly confident letters" from CSFB and Lehman to arrange, subject to the conditions set forth therein, sufficient debt and/or equity financing to permit Parent to purchase all of the shares of MidAmerican Common Stock pursuant to the Merger. Copies of such letters have been heretofore furnished to MidAmerican by CalEnergy.


                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF MIDAMERICAN

     MidAmerican hereby represents and warrants to CalEnergy and Merger Sub as follows:

     Section 5.1. Organization and Qualification. MidAmerican and each of the MidAmerican Subsidiaries and, to the knowledge of MidAmerican, each of the MidAmerican Joint Ventures is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite power and authority and has been duly authorized by all necessary approvals and orders to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary other than in such jurisdictions where the failure to so qualify and be in good standing, when taken together with all other such failures, would not have a material adverse effect on the business, operations, properties, assets, condition (financial or other), prospects or the results of operations of MidAmerican and the MidAmerican Subsidiaries taken as a whole or on the consummation of the transactions contemplated by this Agreement (any such material adverse effect, a "MidAmerican Material Adverse Effect"). The term "MidAmerican Subsidiary" shall mean a Subsidiary of MidAmerican, and the term "MidAmerican Joint Venture" shall mean a Joint Venture of MidAmerican.

     Section 5.2. Subsidiaries. Section 5.2 of the MidAmerican Disclosure Schedule delivered by MidAmerican to CalEnergy prior to the execution of this Agreement (the "MidAmerican Disclosure Schedule") sets forth a list of all the MidAmerican Subsidiaries and the MidAmerican Joint Ventures, including the name of each such entity, a brief description of the principal line or lines of business conducted by each such entity and the interest of MidAmerican and the MidAmerican Subsidiaries therein. MidAmerican is a "public utility holding company" (as defined in the 1935 Act) exempt from all provisions (other than Section 9(a)(2)) of the 1935 Act, pursuant to Section 3(a)(1) in accordance with Rule 2 of the 1935 Act, and MidAmerican Energy Company ("MidAmerican Utility") is a "public utility company" within the meaning of Section 2(a)(5) of the 1935 Act. With the exception of MidAmerican Utility, no MidAmerican Subsidiary or MidAmerican Joint Venture is a "holding company" or a "public utility company" within the meaning of Sections 2(a)(7) and 2(a)(5) of the 1935 Act, respectively, nor, except with respect to their relationship with MidAmerican, are any of such entities an "affiliate" or a "subsidiary company" of a holding company within the meaning of Sections 2(a)(11) and 2(a)(8) of the 1935 Act, respectively. Except as set forth in Section 5.2 of the MidAmerican Disclosure Schedule, (i) all of the issued and outstanding shares of capital stock of each MidAmerican Subsidiary are validly issued, fully paid, nonassessable and free of preemptive rights and to the extent owned, directly or indirectly, by MidAmerican, are owned free and clear of any Liens, and (ii) there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other pledges, security interests, encumbrances, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating MidAmerican or any MidAmerican Subsidiary to issue, deliver or sell, pledge, grant a security interest or encumber, or cause to be issued, delivered or sold, pledged or encumbered or a security interest to be granted on, shares of capital stock of any MidAmerican Subsidiary or obligating MidAmerican or any MidAmerican Subsidiary to grant, extend or enter into any such agreement or commitment.

     Section 5.3. Capitalization.

     (a) MidAmerican. The authorized capital stock of MidAmerican consists of 350,000,000 shares of MidAmerican Common Stock and 100,000,000 shares of preferred stock, no par value, none of which preferred stock is outstanding. As of the close of business on the date of this Agreement, (i) 94,541,813 shares of MidAmerican Common Stock are outstanding, (ii) no shares of MidAmerican Common Stock are reserved for issuance pursuant to the MidAmerican Stock Option Plan, (iii) 437,131 shares of MidAmerican Common Stock are held by MidAmerican in its treasury or by its wholly owned Subsidiaries, and (iv) no Voting Debt is issued or outstanding. All of the issued and outstanding shares of MidAmerican Common Stock are validly issued, fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, except as set forth in Section 5.3(a) of the MidAmerican Disclosure Schedule or as may be provided by the MidAmerican Option Plan, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other pledges, security interests, encumbrances, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating MidAmerican or any MidAmerican Subsidiary to issue, deliver or sell, pledge, grant a security interest or encumber, or cause to be issued, delivered or sold, pledged or encumbered or a security interest to be granted on, shares of capital stock or any Voting Debt of MidAmerican or obligating MidAmerican or any MidAmerican Subsidiary to grant, extend or enter into any such agreement or commitment.

     (b) MidAmerican Utility. The authorized capital stock of MidAmerican Utility consists of 350,000,000 shares of common stock and 100,000,000 shares of preferred stock, no par value ("MidAmerican Utility Preferred Stock"), consisting of 49,458 shares of $3.30 Series MidAmerican Utility Preferred Stock ("$3.30 Series"), 38,305 shares of $3.75 Series MidAmerican Utility Preferred Stock ("$3.75 Series"), 32,630 shares of $3.90 Series MidAmerican Utility Preferred Stock ("$3.90 Series"), 47,362 shares of $4.20 Series MidAmerican Utility Preferred Stock ("$4.20 Series"), 49,945 shares of $4.35 Series MidAmerican Utility Preferred Stock ("$4.35 Series"), 50,000 shares of $4.40 Series MidAmerican Utility Preferred Stock ("$4.40 Series"), 49,898 shares of $4.80 Series MidAmerican Utility Preferred Stock ("$4.80 Series"), 100,000 shares of $5.25 Series MidAmerican Utility Preferred Stock ("$5.25 Series") and 400,000 shares of $7.80 Series MidAmerican Utility Preferred Stock ("$7.80 Series"). As of the close of business on the date of this Agreement, (i) 70,980,203 shares of MidAmerican Utility Common Stock are outstanding, all of which are owned by MidAmerican free and clear of any Liens, (ii) 49,458 $3.30 Series shares, 38,305 $3.75 Series shares, 32,630 $3.90 Series shares, 47,362 $4.20 Series shares, 49,945 $4.35 Series shares, 50,000 $4.40 Series shares, 49,898 $4.80 Series shares, 100,000 $5.25 Series shares and 400,000 $7.80
Series shares were issued and outstanding and (iii) no Voting Debt is issued or outstanding. All of the issued and outstanding shares of MidAmerican Utility capital stock are validly issued, fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, except as set forth in
Section 5.3(b) of the MidAmerican Disclosure Schedule, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other pledges, security interests, encumbrances, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating MidAmerican or any MidAmerican Subsidiary to issue, deliver or sell, pledge, grant a security interest or encumber, or cause to be issued, delivered or sold, pledged or encumbered or a security interest to be granted on, shares of capital stock or any Voting Debt of MidAmerican Utility or obligating MidAmerican or any MidAmerican Subsidiary to grant, extend or enter into any such agreement or commitment.

     Section 5.4. Authority; Non-Contravention; Statutory Approvals;
Compliance.

     (a) Authority. MidAmerican has all requisite power and authority to enter into this Agreement and, subject to the receipt of the MidAmerican Stockholders' Approval (as defined in Section 5.13) and the MidAmerican Required Statutory Approvals (as defined in Section 5.4(c)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by MidAmerican of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of MidAmerican, subject to obtaining the MidAmerican Stockholders' Approval. This Agreement has been duly and validly executed and delivered by MidAmerican, and, assuming the due authorization, execution and delivery hereof by the other signatories hereto, this Agreement constitutes the valid and binding obligation of MidAmerican enforceable against it in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     (b) Non-Contravention. The execution and delivery of this Agreement by MidAmerican do not, and the consummation of the transactions contemplated hereby will not, result in a Violation pursuant to any provisions of (i) the articles of incorporation, by-laws or similar governing documents of MidAmerican or any of the MidAmerican Subsidiaries or the MidAmerican Joint Ventures, (ii) subject to obtaining the MidAmerican Required Statutory Approvals and the receipt of the MidAmerican Stockholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to MidAmerican or any of the MidAmerican Subsidiaries or the MidAmerican Joint Ventures or any of their respective properties or assets or (iii) subject to obtaining the third-party consents set forth in Section 5.4(b) of the MidAmerican Disclosure Schedule (the "MidAmerican Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which MidAmerican or any of the MidAmerican Subsidiaries or the MidAmerican Joint Ventures is a party or by which it or any of its properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations which would not, in the aggregate, have a MidAmerican Material Adverse Effect.

     (c) Statutory Approvals. Except as described in Section 5.4(c) of the MidAmerican Disclosure Schedule, no declaration, filing or registration with, or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by MidAmerican or the consummation by MidAmerican of the transactions contemplated hereby (the "MidAmerican Required Statutory Approvals," it being understood that references in this Agreement to "obtaining" such MidAmerican Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law).

     (d) Compliance. Except as set forth in Section 5.4(d) or 5.11 of the MidAmerican Disclosure Schedule or as disclosed in the MidAmerican SEC Reports (as defined in Section 5.5) filed as of the date of this Agreement, neither MidAmerican nor any of the MidAmerican Subsidiaries nor, to the knowledge of MidAmerican, any MidAmerican Joint Venture is in violation of, is, to the knowledge of MidAmerican, under investigation with respect to any violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority, except for violations which individually or in the aggregate do not, and insofar as reasonably can be foreseen will not, have a MidAmerican Material Adverse Effect. Except as set forth in Section 5.4(d) or
5.11 of the MidAmerican Disclosure Schedule, MidAmerican and the MidAmerican Subsidiaries and, to the knowledge of MidAmerican, the MidAmerican Joint Ventures have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted which are material to the operation of the businesses of MidAmerican and the MidAmerican Subsidiaries. Except as set forth in Section 5.4(d) of the MidAmerican Disclosure Schedule, MidAmerican and each of the MidAmerican Subsidiaries and, to the knowledge of MidAmerican, MidAmerican Joint Ventures is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default by MidAmerican or any MidAmerican Subsidiary or, to the knowledge of MidAmerican, any MidAmerican Joint Venture under (i) its articles of incorporation, by-laws or other organizational document or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which MidAmerican or any MidAmerican Subsidiary or any MidAmerican Joint Venture is bound or to which any of its property is subject, except in the case of clause
(ii) above, for violations, breaches or defaults which individually or in the aggregate do not, and insofar as reasonably can be foreseen will not, have a MidAmerican Material Adverse Effect.

     Section 5.5. Reports and Financial Statements. The filings required to be made by MidAmerican and the MidAmerican Subsidiaries under the Securities Act, the Exchange Act, the 1935 Act, the Federal Power Act (the "Power Act") and applicable state, municipal, local and other laws, including franchise and public utility laws and regulations, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, have been filed with the SEC, the FERC and the appropriate Iowa, Illinois, South Dakota, Nebraska or other appropriate Governmental Authorities, as the case may be, and complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statutes and the rules and regulations thereunder. MidAmerican has made available to CalEnergy a true and complete copy of each report, schedule, registration statement and definitive proxy statement and all amendments thereto filed with the SEC by MidAmerican or any MidAmerican Subsidiary (or their predecessors) pursuant to the requirements of the Securities Act or Exchange Act since January 1, 1996 (as such documents have since the time of their filing been amended, the "MidAmerican SEC Reports"). As of their respective dates, the MidAmerican SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of MidAmerican and MidAmerican Utility included in the MidAmerican SEC Reports (collectively, the "MidAmerican Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of MidAmerican and MidAmerican Utility, as the case may be, as of the dates thereof and the results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring audit adjustments. True, accurate and complete copies of the articles of incorporation and by-laws of MidAmerican and MidAmerican Utility, as in effect on the date of this Agreement, are included (or incorporated by reference) in the MidAmerican SEC Reports.

     Section 5.6. Absence of Certain Changes or Events; Absence of Undisclosed Liabilities.

     (a) Absence of Certain Changes or Events. Except as set forth in Section 5.6(a) of the MidAmerican Disclosure Schedule or as disclosed in the MidAmerican SEC Reports filed prior to the date of this Agreement, since December 31, 1997, MidAmerican and each of the MidAmerican Subsidiaries and, to the knowledge of MidAmerican, each of the MidAmerican Joint Ventures, have conducted their business only in the ordinary course of business consistent with past practice and there has not been, and no fact or condition exists which would have or, insofar as reasonably can be foreseen, could have, a MidAmerican Material Adverse Effect.

     (b) Absence of Undisclosed Liabilities. Neither MidAmerican nor any MidAmerican Subsidiary, nor, to the knowledge of MidAmerican, any MidAmerican Joint Venture, has any liabilities or obligations (whether absolute, accrued, contingent or otherwise and including, without limitation, margin loans) of a nature required by GAAP to be reflected in a consolidated corporate balance sheet, except liabilities, obligations or contingencies which are accrued or reserved against in the consolidated financial statements of MidAmerican and MidAmerican Utility or reflected in the notes thereto for the year ended December 31, 1997, or which were incurred after December 31, 1997 in the ordinary course of business and would not, in the aggregate, have a MidAmerican Material Adverse Effect.

     Section 5.7. Litigation. Except as set forth in Section 5.7 or 5.11 of the MidAmerican Disclosure Schedule or as disclosed in the MidAmerican SEC Reports filed prior to the date of this Agreement, (a) there are no claims, suits, actions or proceedings by any Governmental Authority or any arbitrator, pending or, to the knowledge of MidAmerican, threatened, nor are there, to the knowledge of MidAmerican, any investigations or reviews by any Governmental Authority or any arbitrator pending or threatened against, relating to or affecting MidAmerican or any of the MidAmerican Subsidiaries or, to the knowledge of MidAmerican, the MidAmerican Joint Ventures, (b) there have not been any significant developments since December 31, 1997 with respect to such disclosed claims, suits, actions, proceedings, investigations or reviews and
(c) there are no judgments, decrees, injunctions, rules or orders of any Governmental Authority or any arbitrator applicable to MidAmerican or any of the MidAmerican Subsidiaries or, to the knowledge of MidAmerican, applicable to any of the MidAmerican Joint Ventures, which, when taken together with any other nondisclosures described in clauses (a), (b) or (c), insofar as reasonably can be foreseen, could, if determined adversely, have a MidAmerican Material Adverse Effect.

     Section 5.8. Joint Proxy Statement. None of the information supplied or to be supplied by or on behalf of MidAmerican for inclusion or incorporation by reference in the joint proxy statement in definitive form relating to the meetings of CalEnergy and MidAmerican stockholders to be held in connection with the Merger and the other transactions contemplated hereby ("Joint Proxy Statement") will, at the dates mailed to stockholders of CalEnergy and MidAmerican and at the times of the meetings of such stockholders to be held in connection with the Merger and the other transactions contemplated hereby, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, MidAmerican does not make any representation or warranty with respect to any information that has been supplied by any of CalEnergy, Reincorporation Sub or Merger Sub or their accountants, counsel or other authorized representatives for use in any of the foregoing documents. The Joint Proxy Statement will comply as to form in all material respects with the provisions of applicable federal securities law.

     Section 5.9. Tax Matters.

     (a) Filing of Timely Tax Returns. MidAmerican and each of the MidAmerican Subsidiaries have filed (or there has been filed on their behalf) all Tax Returns required to be filed by each of them under applicable law. All such Tax Returns were and are in all material respects true, complete and correct and filed on a timely basis.

     (b) Payment of Taxes. MidAmerican and each of the MidAmerican Subsidiaries have, within the time and in the manner prescribed by law, paid (and until the Closing Date will pay within the time and in the manner prescribed by law) all Taxes that are currently due and payable, except for those contested in good faith and for which adequate reserves have been taken.

     (c) Tax Reserves. MidAmerican and the MidAmerican Subsidiaries have established (and until the Closing Date will maintain) on their books and records reserves which adequately reflect its estimate of the amounts required to pay all Taxes in accordance with GAAP.

     (d) Tax Liens. There are no Tax liens upon the assets of MidAmerican or any of the MidAmerican Subsidiaries except liens for Taxes not yet due.

     (e) Withholding Taxes. MidAmerican and each of the MidAmerican Subsidiaries have complied (and until the Closing Date will comply) in all material respects with the provisions of the Code relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Code Sections 1441 through 1464, 3401 through 3406 and 6041 through 6049, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required.

     (f) Extensions of Time For Filing Tax Returns. Except as set forth in
Section 5.9(f) of the MidAmerican Disclosure Schedule, neither MidAmerican nor any of the MidAmerican Subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been timely filed.


     (g) Waivers of Statute of Limitations. Except as set forth in Section 5.9(g) of the MidAmerican Disclosure Schedule, neither MidAmerican nor any of the MidAmerican Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

     (h) Expiration of Statute of Limitations. Except as disclosed in Section 5.9(h) of the MidAmerican Disclosure Schedule, the statute of limitations for the assessment of all Taxes has expired for all applicable Tax Returns of MidAmerican and the MidAmerican Subsidiaries or those Tax Returns have been examined by the appropriate taxing authorities for all tax periods ending before the date of this Agreement, and no deficiency for any Taxes has been proposed, asserted or assessed against MidAmerican or any of the MidAmerican Subsidiaries that has not been resolved and paid in full.

     (i) Audit, Administrative and Court Proceedings. Except as disclosed in
Section 5.9(i) of the MidAmerican Disclosure Schedule, no audits or other administrative proceedings or court proceedings are presently pending, or, to the knowledge of MidAmerican, threatened, with regard to any Taxes or Tax Returns of MidAmerican or any of the MidAmerican Subsidiaries.

     (j) Powers of Attorney. Except as disclosed in Section 5.9(j) of the MidAmerican Disclosure Schedule, no power of attorney currently in force has been granted by MidAmerican or any of the MidAmerican Subsidiaries concerning any Tax matter.

     (k) Tax Rulings. Neither MidAmerican nor any of the MidAmerican Subsidiaries has received or requested a Tax Ruling or entered into a Closing Agreement, with any taxing authority that would have a continuing adverse effect after the Closing Date.

     (l) Availability of Tax Returns. MidAmerican has made available to CalEnergy complete and accurate copies of (i) all federal and state income Tax Returns for open years, and any amendments thereto, filed by MidAmerican or any of the MidAmerican Subsidiaries, (ii) all audit reports or written proposed adjustments (whether formal or informal) received from any taxing authority relating to any Tax Return filed by MidAmerican or any of the MidAmerican Subsidiaries and (iii) any Tax Ruling or request for a Tax Ruling applicable to MidAmerican or any of the MidAmerican Subsidiaries and Closing Agreements entered into by MidAmerican or any of the MidAmerican Subsidiaries.

     (m) Tax Sharing Agreements. Except as disclosed in Section 5.9(m) of the MidAmerican Disclosure Schedule, neither MidAmerican nor any MidAmerican Subsidiary is a party to any agreement relating to allocating or sharing of Taxes.

     (n) Code Section 341(F). Neither MidAmerican nor any of the MidAmerican Subsidiaries has filed (or will file prior to the Closing) a consent pursuant to Code Section 341(f) or has agreed to have Code Section 341(f)(2) apply to any disposition of a subsection (f) asset (as that term is defined in Code
Section 341(f)(4)), owned by MidAmerican or any of the MidAmerican
Subsidiaries.

     (o) Code Section 168. Except as set forth in Section 5.9(o) of the MidAmerican Disclosure Schedule, no property of MidAmerican or any of the MidAmerican Subsidiaries is property that MidAmerican or any MidAmerican Subsidiary or any party to this transaction is or will be required to treat as being owned by another person pursuant to the provisions of Code Section 168(f)(8) (as in effect prior to its amendment by the Tax Reform Act of 1986) or is "tax-exempt use property" within the meaning of Code Section 168(h).

     (p) Code Section 481 Adjustments. Except as set forth in Section 5.9(p) of the MidAmerican Disclosure Schedule, neither MidAmerican nor any of the MidAmerican Subsidiaries is required to include in income for any tax period ending after the date hereof any adjustment pursuant to Code Section 481(a) by reason of a voluntary change in accounting method initiated by MidAmerican or any of the MidAmerican Subsidiaries, and, to the knowledge of MidAmerican, the IRS has not proposed any such adjustment or change in accounting method.

     (q) Acquisition Indebtedness. Except as set forth in Section 5.9(q) of the MidAmerican Disclosure Schedule, no indebtedness of MidAmerican or any of the MidAmerican Subsidiaries is "corporate acquisition indebtedness" within the meaning of Code Section 279(b).

     (r) Intercompany Transactions. Except as set forth in Section 5.9(r) of the MidAmerican Disclosure Schedule, neither MidAmerican nor any of the MidAmerican Subsidiaries has engaged in any intercompany transactions within the meaning of Treasury Regulations 1.1502-13 or -14 or Temporary Treasury Regulation Section 1.1502-13T or -14T for which any income or gain remains unrecognized as of the close of the last taxable year prior to the Closing Date, and no excess loss account within the meaning of Treasury Regulation
Section 1.1502-14, -19 or -32 exists with respect to MidAmerican or any of the MidAmerican Subsidiaries.

     (s) Consolidated Tax Returns. Except as disclosed in Section 5.9(s) of the MidAmerican Disclosure Schedule, neither MidAmerican nor any of the MidAmerican Subsidiaries has ever been a member of an affiliated group of corporations (within the meaning of Code Section 1504(a)) filing consolidated returns, other than the affiliated group of which MidAmerican is the common parent.

     (t) Code Section 338 Elections. Except as set forth in Section 5.9(t) of the MidAmerican Disclosure Schedule, no election under Code Section 338 (or any predecessor provision) has been made by or with respect to MidAmerican or any of the MidAmerican Subsidiaries or any of their respective assets or properties.

     (u) 5% Foreign Stockholders. To MidAmerican's knowledge, based on Schedule 13D and 13G filings with the SEC with respect to MidAmerican, no foreign person owns, as of the date of this Agreement, 5% or more of the outstanding shares of MidAmerican Common Stock.

     Section 5.10. Employee Matters; ERISA.

     (a) Benefit Plans. Section 5.10(a) of the MidAmerican Disclosure Schedule contains a true and complete list of each employee benefit plan, practice, program or arrangement currently sponsored, maintained or contributed to by MidAmerican or any of the MidAmerican Subsidiaries for the benefit of employees, former employees or directors and their beneficiaries in respect of services provided to any such entity, including, but not limited to, any employee benefit plans within the meaning of Section 3(3) of ERISA, employee pension benefit plan, program, arrangement or agreement, any health, medical, welfare, disability, life insurance, bonus, option, stock appreciation plan, performance stock plan, restricted stock plan, deferred compensation plan, retiree benefits plan, severance pay and other employee benefit or fringe benefit plan and any employment, consulting, non-compete, severance or change in control agreement (collectively, the "MidAmerican Benefit Plans"), together with, for any option, stock appreciation plan, performance stock plan, restricted stock plan, deferred compensation plan and supplemental retirement plan, the current amounts or benefits granted or payable under each and reasonable details (including exercise prices) regarding the MidAmerican Options or other securities which represent the right (contingent or other) to purchase or receive shares of MidAmerican Common Stock or, following the Merger, of Parent Common Stock. For the purposes of this Section 5.10, the term "MidAmerican" shall be deemed to include predecessors thereof.

     (b) Contributions. Except as set forth in Section 5.10(b) of the MidAmerican Disclosure Schedule, all material contributions and other payments required to be made by MidAmerican or any of the MidAmerican Subsidiaries to any MidAmerican Benefit Plan (or to any person pursuant to the terms thereof) have been timely made or the amount of such payment or contribution obligation has been reflected in the MidAmerican Financial Statements. Except as set forth in Section 5.10(b) of the MidAmerican Disclosure Schedule, (i) the current value of all accrued benefits under any MidAmerican Benefit Plan which is a defined benefit plan did not, as of the date of the most recent actuarial valuation for such plan, exceed the then current value of the assets of such plan, based on the actuarial assumptions set forth in such valuation for calculating the minimum funding requirements of Code Section 412, which actuarial assumptions and calculations have been provided to CalEnergy prior to the date of this Agreement, and (ii) neither MidAmerican nor any entity which is or ever has been considered as a single employer together with MidAmerican or MidAmerican Utility pursuant to Section 414 of the Code contributes or has contributed, during the eight-year period immediately prior to the date of this Agreement, to a multiemployer plan (as defined in Section 3(37) of ERISA), or has any liability under ERISA Section 4203 or Section 4205 in respect of any such plan.

     (c) Qualification; Compliance. Except as set forth in Section 5.10(c) of the MidAmerican Disclosure Schedule, each of the MidAmerican Benefit Plans intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the IRS to be so qualified, and, to the knowledge of MidAmerican, no circumstances exist that are reasonably expected by MidAmerican to result in the revocation of any such determination. MidAmerican and each of the MidAmerican Subsidiaries are in compliance in all material respects with, and each MidAmerican Benefit Plan is and has been operated in all material respects in compliance with the terms thereof and all applicable laws, rules and regulations governing such plan, including, without limitation, ERISA and the Code. Each MidAmerican Benefit Plan intended to provide for the deferral of income, the reduction of salary or other compensation or to afford other income tax benefits complies with the requirements of the applicable provisions of the Code or other laws, rules and regulations required to provide such income tax benefits.

     (d) Liabilities. With respect to the MidAmerican Benefit Plans individually and in the aggregate, there are no actions, suits, claims pending or, to the knowledge of MidAmerican, threatened and no event has occurred, and, to the knowledge of MidAmerican, there exists no condition or set of circumstances that could subject MidAmerican or any of the MidAmerican Subsidiaries to any liability arising under the Code, ERISA or any other applicable law (including, without limitation, any liability of any kind whatsoever, whether direct or indirect, contingent, inchoate or otherwise, to any such plan or the PBGC, or under any indemnity agreement to which MidAmerican or any of the MidAmerican Subsidiaries is a party, in each such case, which liability, individually or in the aggregate, could reasonably be expected to have a MidAmerican Material Adverse Effect.

     (e) Welfare Plans. Except as set forth in Section 5.10(e) of the MidAmerican Disclosure Schedule, none of the MidAmerican Benefit Plans that are "welfare plans", within the meaning of Section 3(1) of ERISA, provides for any benefits payable to or on behalf of any employee or director after termination of employment or service, as the case may be, other than elective continuation required pursuant to Code Section 4980B or coverage which expires at the end of the calendar month following such event. Each such plan that is a "group health plan" (as defined in Code Section 4980B(g)) has been operated in compliance with Code Section 4980B at all times, except for any non-compliance that would not, or insofar as reasonably can be determined could not, give rise to a MidAmerican Material Adverse Effect.

     (f) Documents Made Available. MidAmerican has made available to CalEnergy a true and correct copy of each collective bargaining agreement to which MidAmerican or any of the MidAmerican Subsidiaries is a party or under which MidAmerican or any of the MidAmerican Subsidiaries has obligations, and with respect to each MidAmerican Benefit Plan, to the extent applicable, (i) such plan and summary plan description (including all amendments to each such document), (ii) the most recent annual report filed with the IRS, (iii) each related trust agreement, insurance contract, service provider or investment management agreement (including all amendments to each such document), (iv) the most recent determination of the IRS with respect to the qualified status of such plan, (v) the most recent actuarial report or valuation and (vi) all material employee communications.

     (g) Payments Resulting from Merger and Other Severance Payments. Except as set forth in Section 5.10(g) of the MidAmerican Disclosure Schedule or as specifically provided for in this Agreement, (i) the announcement or consummation of any transaction contemplated by this Agreement will not (either alone or upon the occurrence of any additional or further acts or events, including, without limitation, termination of employment) result in any (A) payment (whether of severance pay or otherwise) becoming due from MidAmerican or any of the MidAmerican Subsidiaries to any officer, employee, former employee or director thereof or to the trustee under any "rabbi trust" or similar arrangement or (B) benefit being established or becoming accelerated, vested or payable under any MidAmerican Benefit Plan and (ii) neither MidAmerican nor any of the MidAmerican Subsidiaries is a party to (A) any management, employment, deferred compensation, severance (including any payment, right or benefit resulting from a change in control), bonus or other contract for personal services with any officer, director or employee, (B) any consulting contract with any person who prior to entering into such contract was a director or officer of MidAmerican or any of the MidAmerican Subsidiaries or (C) any material plan, agreement, arrangement or understanding similar to the foregoing.

     (h) Labor Agreements. As of the date hereof, except as set forth in
Section 5.10(h) of the MidAmerican Disclosure Schedule, neither MidAmerican nor any of the MidAmerican Subsidiaries is a party to any collective bargaining agreement or other labor agreement with any union or labor organization. To the knowledge of MidAmerican, as of the date hereof, there is no current union representation question involving employees of MidAmerican or any of the MidAmerican Subsidiaries, nor does MidAmerican know of any activity or proceeding of any labor organization (or representative thereof) or employee group to organize any such employees. Except as set forth in Section 5.10(h) of the MidAmerican Disclosure Schedule, (i) there is no unfair labor practice, employment discrimination or other complaint against MidAmerican or any of the MidAmerican Subsidiaries pending or, to the knowledge of MidAmerican, threatened, which has or could reasonably be expected to have a MidAmerican Material Adverse Effect, (ii) there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of MidAmerican, threatened, against or involving MidAmerican or any of the MidAmerican Subsidiaries which has or could reasonably be expected to have, a MidAmerican Material Adverse Effect and (iii) there is no proceeding, claim, suit, action or governmental investigation pending or, to the knowledge of MidAmerican, threatened, in respect of which any director, officer, employee or agent of MidAmerican or any of the MidAmerican Subsidiaries is or may be entitled to claim indemnification from MidAmerican pursuant to their respective articles of incorporation or by-laws or as provided in the Indemnification Agreements listed in Section 5.10(h) of the MidAmerican Disclosure Schedule. Except as set forth in Section 5.10(h) of the MidAmerican Disclosure Schedule, MidAmerican and the MidAmerican Subsidiaries have, complied in all material respects with all laws relating to the employment of labor, including without limitation any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, and no person has, to the knowledge of MidAmerican, asserted that MidAmerican or any of the MidAmerican Subsidiaries is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

     (i) Parachute Payments. Section 5.10(i) of the MidAmerican Disclosure Schedule sets forth (1) the name of each employee, former employee or other person who is or was providing services to MidAmerican or any MidAmerican Subsidiaries and who, in connection with the transactions contemplated with this Agreement, will receive, or will or may become entitled to receive in the future or upon termination of such person's employment, any payments (including without limitation accelerated vesting of MidAmerican Options or other equity-based awards) which could reasonably be expected to constitute "excess parachute payments" with respect to such person within the meaning of Section 280G of the Code ("Excess Parachute Payments"), (2) with respect to each such person, the maximum amount of Excess Parachute Payments which could reasonably be expected to be so received (determined in accordance with proposed regulations of the IRS promulgated under Section 280G of the Code), and (3) with respect to each person who is entitled to receive a "gross-up payment" in respect of excise taxes imposed on such Excess Parachute Payments under Section 4999 of the Code, a reasonable estimate of the amount of such gross-up payment.

     (j) Section 162(m). Except as set forth in Section 5.10(j) of the MidAmerican Disclosure Schedule, no payments to any executive officer of MidAmerican or any MidAmerican Subsidiaries will fail to be deductible for Federal income tax purposes by reason of the deduction limit imposed under
Section 162(m) of the Code. Section 5.10(j) of the MidAmerican Disclosure Schedule sets forth the name of each executive officer who will receive compensation which may not be fully deductible by reason of the application of
Section 162(m), and a reasonable estimate of the amount of such potentially nondeductible compensation.

     Section 5.11. Environmental Protection.

     (a) Compliance. Except as set forth in Section 5.11(a) of the MidAmerican Disclosure Schedule, MidAmerican and each of the MidAmerican Subsidiaries and, to the knowledge of MidAmerican, the MidAmerican Joint Ventures are in compliance with all applicable Environmental Laws except where the failure to so comply would not have a MidAmerican Material Adverse Effect, and neither MidAmerican nor any of the MidAmerican Subsidiaries has received any communication (written or oral), from any person or Governmental Authority that alleges that MidAmerican or any of the MidAmerican Subsidiaries or the MidAmerican Joint Ventures is not in such compliance with applicable Environmental Laws. To the knowledge of MidAmerican, compliance with all applicable Environmental Laws will not require MidAmerican or any MidAmerican Subsidiary or, to the knowledge of MidAmerican, any MidAmerican Joint Venture to incur costs beyond that currently budgeted in the five MidAmerican fiscal years beginning with January 1, 1998 (as disclosed to CalEnergy prior to the date of this Agreement) that will be reasonably likely to result in a MidAmerican Material Adverse Effect, including but not limited to the costs of MidAmerican and MidAmerican Subsidiary and MidAmerican Joint Venture pollution control equipment required or reasonably contemplated to be required in the future.

     (b) Environmental Permits. Except as set forth in Section 5.11(b) of the MidAmerican Disclosure Schedule, MidAmerican and each of the MidAmerican Subsidiaries and, to the knowledge of MidAmerican, the MidAmerican Joint Ventures, have obtained or has applied for all Environmental Permits necessary for the construction of its facilities or the conduct of its operations except where the failure to so obtain would not have a MidAmerican Material Adverse Effect, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and MidAmerican and the MidAmerican Subsidiaries and, to the knowledge of

MidAmerican, the MidAmerican Joint Ventures are in compliance with all terms and conditions of all Environmental Permits necessary for the construction of its facilities or the conduct of its operations, except where the failure to so comply, in the aggregate, would not have a MidAmerican Material Adverse
Effect.

     (c) Environmental Claims. Except as set forth in Section 5.11(c) of the MidAmerican Disclosure Schedule, there is no Environmental Claim pending (or, to the knowledge of MidAmerican, threatened) (A) against MidAmerican or any of the MidAmerican Subsidiaries or, to the knowledge of MidAmerican, any of the MidAmerican Joint Ventures, (B) to the knowledge of MidAmerican, against any person or entity whose liability for any Environmental Claim MidAmerican or any of the MidAmerican Subsidiaries or, to the knowledge of MidAmerican, any of the MidAmerican Joint Ventures has or may have retained or assumed either contractually or by operation of law, or (C) against any real or personal property or operations which MidAmerican or any of the MidAmerican Subsidiaries or, to the knowledge of MidAmerican, any of the MidAmerican Joint Ventures owns, leases or manages, in whole or in part, which, if adversely determined, would have, in the aggregate, a MidAmerican Material Adverse Effect.

     (d) Releases. Except as set forth in Section 5.11(d) of the MidAmerican Disclosure Schedule, MidAmerican has no knowledge of any Releases of any Hazardous Material that would be reasonably likely to form the basis of any Environmental Claim against MidAmerican or any of the MidAmerican Subsidiaries or the MidAmerican Joint Ventures, or against any person or entity whose liability for any Environmental Claim MidAmerican or any of the MidAmerican Subsidiaries or the MidAmerican Joint Ventures has or may have retained or assumed either contractually or by operation of law except for any Environmental Claim which would not have, in the aggregate, a MidAmerican Material Adverse Effect.

     (e) Predecessors. Except as set forth in Section 5.11(e) of the MidAmerican Disclosure Schedule, MidAmerican has no knowledge, with respect to any predecessor of MidAmerican or any of the MidAmerican Subsidiaries or the MidAmerican Joint Ventures, of any Environmental Claim pending or threatened, or of any Release of Hazardous Materials that would be reasonably likely to form the basis of any Environmental Claim, which, if determined adversely could reasonably be expected to require payments of $20 million or more or which could reasonably be expected to have a MidAmerican Material Adverse Effect.

     (f) Disclosure. MidAmerican has disclosed in writing to CalEnergy all material facts which MidAmerican reasonably believes form the basis of an Environmental Claim which could have a MidAmerican Material Adverse Effect arising from (i) the cost of MidAmerican pollution control equipment (including, without limitation, upgrades and other modifications to existing equipment) currently required or reasonably contemplated to be required in the future, (ii) current remediation costs or costs to MidAmerican or any of the MidAmerican Subsidiaries for remediation reasonably contemplated to be required in the future or (iii) any other environmental matter affecting MidAmerican or any of the MidAmerican Subsidiaries.

     (g) Cost Estimates. To MidAmerican's knowledge, no environmental matter set forth in the MidAmerican SEC Reports or the MidAmerican Disclosure Schedule could reasonably be expected to exceed the cost estimates provided in the MidAmerican SEC Reports by an amount that individually or in the aggregate could reasonably be expected to have a MidAmerican Material Adverse Effect.

     Section 5.12. Regulation as a Utility. MidAmerican Utility is regulated as a public utility by the FERC and in the States of Illinois, Iowa, Nebraska and South Dakota and in no other state. Except as set forth in the preceding sentence or Section 5.12 of the MidAmerican Disclosure Schedule, neither MidAmerican nor any "subsidiary company" or "affiliate" (as each such term is defined in the 1935 Act) of MidAmerican is subject to regulation as a public utility or public service company (or similar designation) by the FERC or any municipality, locality, state in the United States or any foreign country. MidAmerican is an exempt holding company under Section 3(a)(1) of the 1935 Act.


     Section 5.13. Vote Required. The approval of the Merger by the affirmative vote of a majority of the votes entitled to be cast by holders of MidAmerican Common Stock (the "MidAmerican Stockholders' Approval") is the only vote of the holders of any class or series of the capital stock of MidAmerican or any of the MidAmerican Subsidiaries required to approve this Agreement, the Merger and the other transactions contemplated hereby.

     Section 5.14. Insurance. Except as set forth in Section 5.14 of the MidAmerican Disclosure Schedule, MidAmerican and each of the MidAmerican Subsidiaries is, and has been continuously since January 1, 1996, insured with financially responsible insurers in such amounts and against such risks and losses as are customary in all material respects for companies conducting the business as conducted by MidAmerican and the MidAmerican Subsidiaries during such time period. Neither MidAmerican nor any of the MidAmerican Subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy of MidAmerican or any of the MidAmerican Subsidiaries. The insurance policies of MidAmerican and each of the MidAmerican Subsidiaries are valid and enforceable policies in all material respects.

     Section 5.15. Opinion of Financial Advisor. MidAmerican has obtained the opinion of Warburg Dillon Read & Co., LLC ("Dillon Read"), dated the date of this Agreement, to the effect that, as of the date thereof, the Per Share Amount to be paid to holders of MidAmerican Common Stock pursuant to this Agreement is fair from a financial point of view to the holders of MidAmerican Common Stock.

     Section 5.16. Brokers. No broker, finder or investment banker (other than Dillon Read) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of MidAmerican. MidAmerican has heretofore furnished to CalEnergy a complete and correct copy of all agreements between MidAmerican and Dillon Read, pursuant to which such firm would be entitled to any payment relating to the Merger.

     Section 5.17. Non-Applicability of Certain Provisions of Iowa Act. None of the business combination provisions of Section 1109 of the Iowa Act or any similar provisions of the Iowa Act, the articles of incorporation or by-laws of MidAmerican are applicable to the transactions contemplated by this Agreement because such provisions do not apply by their terms or because any required approvals of the Board of Directors of MidAmerican have been obtained.

     Section 5.18. MidAmerican Rights Agreement. Prior to the date of this Agreement, MidAmerican has delivered to CalEnergy and its counsel a true and complete copy of the Shareholder Rights Agreement, dated December 18, 1996, between Continental Stock Transfer and Trust Company and MidAmerican (the "MidAmerican Rights Agreement") in effect as of the date hereof, and the consummation of the transactions contemplated by this Agreement will not result in the triggering of any right or entitlement of stockholders of MidAmerican under the MidAmerican Rights Agreement or any similar agreement to which MidAmerican or any of its affiliates is a party.


                                   ARTICLE VI

                    CONDUCT OF BUSINESS PENDING THE MERGER

     Section 6.1. Conduct of Business by MidAmerican Pending the
Merger. MidAmerican covenants and agrees, as to itself and each of the MidAmerican Subsidiaries, that after the date of this Agreement and prior to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted in this Agreement, or to the extent CalEnergy shall have otherwise consented in writing, which decision regarding consent shall be made as soon as reasonably practicable (it being understood that if a particular activity is permissible as a result of its being disclosed and, where applicable, approved in writing by CalEnergy under any one of the
Section 6.1 subsections of the MidAmerican Disclosure Schedule, that activity will not be prohibited under any of the subsections of Section 6.1):

     (a) Ordinary Course of Business. MidAmerican shall, and shall cause the MidAmerican Subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all commercially reasonable efforts to preserve intact their present business organizations and goodwill, preserve the goodwill and relationships with customers, suppliers and others having business dealings with them and, subject to prudent management of workforce needs and ongoing or planned programs relating to downsizing, re-engineering and similar matters, keep available the services of their present officers and employees to the end that their goodwill and ongoing businesses shall not be impaired in any material respect at the Effective Time. Except as set forth in Section 6.1(a) of the MidAmerican Disclosure Schedule, MidAmerican shall not, nor shall

MidAmerican permit any of the MidAmerican Subsidiaries to, (i) enter into a new line of business involving any material investment of assets or resources or any material exposure to liability or loss to MidAmerican and the MidAmerican Subsidiaries taken as a whole, or (ii) acquire, or agree to acquire, by merger or consolidation with, or by purchase or otherwise, a substantial equity interest in or a substantial portion of the assets of, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets (other than equipment, fuel, supplies and similar items or for capital expenditures, in each case, in the ordinary course of business consistent with past practice); provided, however, that notwithstanding the above, MidAmerican or any of the MidAmerican Subsidiaries may enter into a new line of business or make such an other acquisition to the extent the investment or other acquisition, as the case may be (which shall include the amount of equity invested plus the amount of indebtedness incurred, assumed or otherwise owed by or with recourse to MidAmerican or any MidAmerican Subsidiary (other than the entity being acquired or in which the investment is made or any special purpose entity formed in connection with such investment or other acquisition)), in a new line of business or acquisition, as the case may be, does not exceed, together will all other such investments and other acquisitions made from and after the date of this Agreement, $100 million in the aggregate; and provided, further, that no such investment shall be made in, and no such other acquisition shall consist of, any common equity securities of any U.S. gas or electric utility company.

     (b) Dividends. MidAmerican shall not, nor shall MidAmerican permit any of the MidAmerican Subsidiaries to, (i) declare or pay any dividends on or make other distributions in respect of any of their capital stock other than (A) to MidAmerican or its wholly owned Subsidiaries, (B) dividends required to be paid on any MidAmerican Utility Preferred Stock in accordance with the terms thereof and (C) regular quarterly dividends on MidAmerican Common Stock with respect to the fiscal quarters ending prior to the Effective Date, with usual record and payment dates not in excess of 100% of the average quarterly dividend for the four quarterly dividend payments immediately preceding the date hereof with respect thereto and (D) a special dividend on MidAmerican Common Stock with respect to the quarter in which the Effective Date occurs with a record date on or prior to the Effective Date, which does not exceed an amount equal to $0.30 multiplied by a fraction, the numerator of which is the number of days in such quarter prior to the Effective Date, and the denominator of which is the total number of days in such fiscal quarter; or (ii) split, combine or reclassify any of their capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of their capital stock.

     (c) Issuance of Securities. Except as described in Section 6.1(c) of the MidAmerican Disclosure Schedule, MidAmerican shall not, nor shall MidAmerican permit any of the MidAmerican Subsidiaries to, issue, agree to issue, deliver, sell, award, pledge, dispose of or otherwise encumber or authorize or propose the issuance, delivery, sale, award, pledge, grant of a security interest, disposal or other encumbrance of, any shares of their capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or convertible or exchangeable securities, other than (i) issuances by a wholly owned Subsidiary of its capital stock to its direct or indirect parent and (ii) issuances of shares of MidAmerican Common Stock after the date of this Agreement pursuant to MidAmerican Options existing as of the date hereof, as identified in Section 5.10(a) of the MidAmerican Disclosure Schedule.

     (d) Indebtedness. Except as set forth in Section 6.1(d) of the MidAmerican Disclosure Schedule, MidAmerican shall not, nor shall MidAmerican permit any of the MidAmerican Subsidiaries to, incur or guarantee any indebtedness (including any debt borrowed or guaranteed or otherwise assumed including, without limitation, the issuance of debt securities or warrants or rights to acquire debt) or enter into any "keep well" or indemnity or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing other than (i) indebtedness or guarantees or "keep well" or other agreements incurred in the ordinary course of business consistent with past practice (including refinancings, the issuance of commercial paper or the use of existing or replacement credit facilities or hedging activities), (ii) arrangements between MidAmerican and wholly owned MidAmerican Subsidiaries or among wholly owned MidAmerican Subsidiaries, (iii) in connection with the refunding or defeasance of existing indebtedness, or (iv) as may be necessary in connection with investments or acquisitions permitted by Section 6.1(a).

     (e) Compensation, Benefits. Except as set forth in Section 6.1(e) of the MidAmerican Disclosure Schedule, as may be required by applicable law or as contemplated by this Agreement, MidAmerican shall not, nor shall MidAmerican permit any of the MidAmerican Subsidiaries to, (i) enter into, adopt or amend or increase the amount or accelerate the payment or vesting of any benefit or amount payable under, any employee benefit plan or other contract, agreement, commitment, arrangement, plan, trust, fund or policy maintained by, contributed to or entered into by MidAmerican or any of the MidAmerican Subsidiaries (including, without limitation, the MidAmerican Benefit Plans set forth in Section 5.10(a) of the MidAmerican Disclosure Schedule) or increase, or enter into any contract, agreement, commitment or arrangement to increase in any manner, the compensation or fringe benefits, or otherwise to extend, expand or enhance the engagement, employment or any related rights, of any director, officer or other employee of MidAmerican or any of the MidAmerican Subsidiaries, except pursuant to binding legal commitments existing on the date of this Agreement and specifically identified in Section 5.10(a) of the MidAmerican Disclosure Schedule and except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to MidAmerican or any of the MidAmerican Subsidiaries; (ii) enter into or amend any employment, severance, pension, deferred compensation or special pay arrangement with respect to the termination of employment or other similar contract, agreement or arrangement with any director or officer or other employee other than in the ordinary course of business consistent with past practice; or (iii) deposit into any trust (including any "rabbi trust") amounts in respect of any employee benefit obligations or obligations to directors; provided that transfers into any trust, other than a rabbi or other trust with respect to any non-qualified deferred compensation, may be made in accordance with past practice.

     (f) 1935 Act. MidAmerican shall not, nor shall MidAmerican permit any of the MidAmerican Subsidiaries to, except as required or contemplated by this Agreement, engage in any activities which would cause a change in its status, or that of the MidAmerican Subsidiaries, under the 1935 Act, or that would impair the ability of MidAmerican or Parent or any Subsidiary of Parent to claim an exemption as of right under Rule 2 of the 1935 Act or that would subject CalEnergy or any CalEnergy Subsidiary to regulation under such Act (other than under Section 9(a)(2) or as an exempt holding company under Section 3(a)(1) under such Act), following the Merger and the Reincorporation.

     (g) Third-Party Consents. MidAmerican shall, and shall cause the MidAmerican Subsidiaries to, use all commercially reasonable efforts to obtain all MidAmerican Required Consents. MidAmerican shall promptly notify CalEnergy of any failure or prospective failure to obtain any such consents and shall provide copies of all MidAmerican Required Consents obtained by MidAmerican to CalEnergy.

     (h) Tax-Exempt Status. MidAmerican shall not, nor shall MidAmerican permit any MidAmerican Subsidiary to, take any action that would likely jeopardize the qualification of MidAmerican's outstanding revenue bonds which qualify as of the date hereof under Section 142(a) of the Code as "exempt facility bonds" or as tax-exempt industrial development bonds under Section 103(b)(4) of the Internal Revenue Code of 1954, as amended, prior to the Tax Reform Act of 1986.

     Section 6.2. Conduct of Business by CalEnergy Pending the
Merger. CalEnergy covenants and agrees, as to itself and each of the CalEnergy Subsidiaries, that after the date of this Agreement and prior to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted in this Agreement, or to the extent MidAmerican shall have otherwise consented in writing, which decision regarding consent shall be made as soon as reasonably practicable (it being understood that if a particular activity is permissible as a result of its being disclosed and, where applicable, approved in writing by MidAmerican under any one of the Section 6.2 subsections of the CalEnergy Disclosure Schedule, that activity will not be prohibited under any of the subsections of Section 6.2):

     (a) Ordinary Course of Business. CalEnergy shall, and shall cause the CalEnergy Subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all commercially reasonable efforts to preserve intact their present business organizations and goodwill, preserve the goodwill and relationships with customers, suppliers and others having business dealings with them and, subject to prudent management of workforce needs and ongoing or planned programs relating to downsizing, re-engineering and similar matters, keep available the services of their present officers and employees to the end that their goodwill and ongoing businesses shall not be impaired in any material respect at the Effective Time. Except as set forth in Section 6.2(a) of the CalEnergy Disclosure Schedule, CalEnergy shall not, nor shall CalEnergy permit any of the CalEnergy Subsidiaries to, (i) enter into a new line of business involving any material investment of assets or resources or any material exposure to liability or loss to CalEnergy and the CalEnergy Subsidiaries taken as a whole, or (ii) acquire, or agree to acquire, by merger or consolidation with, or by purchase or otherwise, a substantial equity interest in or a substantial portion of the assets of, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets (other than equipment, fuel, supplies and similar items or for capital expenditures, in each case, in the ordinary course of business consistent with past practice); provided, however, that notwithstanding the above, CalEnergy or any of the CalEnergy Subsidiaries may enter into a new line of business or make such an other acquisition to the extent the investment or other acquisition, as the case may be (which shall include the amount of equity invested plus the amount of indebtedness incurred, assumed or otherwise owed by or with recourse to CalEnergy or any CalEnergy Subsidiary (other than the entity being acquired or in which the investment is made or any special purpose entity formed in connection with such investment or other acquisition)), in a new line of business or acquisition, as the case may be, does not exceed, together will all other such investments and other acquisitions made from and after the date of this Agreement, $500 million in the aggregate; and provided, further, that no such investment shall be made in, and no such other acquisition shall consist of, any common equity securities of any U.S. gas or electric utility company.

     (b) Indebtedness. Except as contemplated by this Agreement, CalEnergy shall not, nor shall CalEnergy permit any of the CalEnergy Subsidiaries to, incur or guarantee any indebtedness (including any debt borrowed or guaranteed or otherwise assumed including, without limitation, the issuance of debt securities or warrants or rights to acquire debt) or enter into any "keep well" or indemnity or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing other than (i) indebtedness or guarantees or "keep well" or other agreements incurred in the ordinary course of business consistent with past practice (including refinancings, the issuance of commercial paper or the use of existing or replacement credit facilities or hedging activities), (ii) arrangements between CalEnergy and wholly owned CalEnergy Subsidiaries or among wholly owned CalEnergy Subsidiaries, (iii) in connection with the refunding or defeasance of existing indebtedness, or (iv) as may be necessary in connection with investments or acquisitions permitted by Section 6.2(a) or in connection with the financing of the transactions contemplated hereby.

     (c) 1935 Act. CalEnergy shall not, nor shall CalEnergy permit any of the CalEnergy Subsidiaries to, except as required or contemplated by this Agreement, engage in any activities which would cause a change in its status, or that of the CalEnergy Subsidiaries, under the 1935 Act that would impair the ability of MidAmerican or Parent or any Subsidiary of Parent to claim an exemption as of right under Rule 2 of the 1935 Act or that would subject CalEnergy or any CalEnergy Subsidiary to regulation under such Act(other than under Section 9(a)(2) or as an exempt holding company under Section 3(a)(1) under such Act), following the Merger and the Reincorporation.

     (d) Third-Party Consents. CalEnergy shall, and shall cause the CalEnergy Subsidiaries to, use all commercially reasonable efforts to obtain all CalEnergy Required Consents. CalEnergy shall promptly notify MidAmerican of any failure or prospective failure to obtain any such consents and, if requested by MidAmerican, shall provide copies of all CalEnergy Required Consents obtained by CalEnergy to MidAmerican.

     Section 6.3. Additional Covenants by MidAmerican and CalEnergy Pending the Merger. Each of CalEnergy and MidAmerican covenants and agrees, each as to itself and each of its Subsidiaries, that after the date of this Agreement and prior to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted in this Agreement, or to the extent the other parties hereto shall otherwise consent in writing, which decision regarding consent shall be made as soon as reasonably practicable:

     (a) Cooperation, Notification. Each party shall (i) confer on a regular and frequent basis with one or more representatives of the other parties to discuss, subject to applicable law, material operational matters and the general status of its ongoing operations, (ii) promptly notify the other party of any significant changes in its business, properties, assets, condition (financial or other), results of operations or prospects, (iii) promptly advise the other party of any change or event which has had or, insofar as reasonably can be foreseen, is reasonably likely to result in a MidAmerican Material Adverse Effect or a CalEnergy Material Adverse Effect, as the case may be, and
(iv) pursuant to Section 7.3, promptly provide the other party with copies of all filings made by such party or any of its Subsidiaries with any state or federal court, administrative agency, commission or other Governmental Authority.

     (b) No Breach, Etc. Each of the parties shall not, nor shall it permit any of its Subsidiaries to, take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement or in any of its representations and warranties set forth in this Agreement being untrue on and as of the Closing Date.


                                  ARTICLE VII

                             ADDITIONAL AGREEMENTS

     Section 7.1. Access to Information. Upon reasonable notice, MidAmerican shall, and shall cause the MidAmerican Subsidiaries to, afford to the officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives of CalEnergy (collectively, "Representatives") reasonable access, during normal business hours throughout the period prior to the Effective Time, to all of its properties, books, contracts, commitments, records and other information (including, but not limited to, Tax Returns) and, during such period, MidAmerican shall, and shall cause the MidAmerican Subsidiaries to, furnish promptly to CalEnergy (i) access to each significant report, schedule and other document filed or received by it or any of the MidAmerican Subsidiaries pursuant to the requirements of federal or state securities laws or filed with or sent to the SEC, the FERC, the public utility commission of any State, the Nuclear Regulatory Commission, the Department of Labor, the Immigration and Naturalization Service, the Environmental Protection Agency (state, local and federal), the IRS, the Department of Justice, the Federal Trade Commission, or any other federal or state regulatory agency or commission or other Governmental Authority and (ii) access to all information concerning MidAmerican, the MidAmerican Subsidiaries, directors, officers and stockholders, properties, facilities or operations owned, operated or otherwise controlled by MidAmerican, or if not so owned, operated or controlled, which properties, facilities or operations that MidAmerican may nonetheless obtain access to through the exercise of reasonable diligence, and such other matters as may be reasonably requested by CalEnergy in connection with any filings, applications or approvals required or contemplated by this Agreement or for any other reason related to the transactions contemplated by this Agreement. CalEnergy shall, from time to time at the request of MidAmerican, discuss its financing arrangements for the Merger with MidAmerican and shall furnish promptly to MidAmerican such information concerning its financial condition, together with final drafts of its financing arrangements for the Merger. Subject to the following sentence, such information provided to MidAmerican may be shown to MidAmerican's investment bankers and financial advisors. Each party shall, and shall cause its subsidiaries and Representatives to, hold in strict confidence all documents and information concerning the other furnished to it in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, dated as of June 3, 1998, between CalEnergy and MidAmerican (the "Confidentiality Agreement").

     Section 7.2. Joint Proxy Statement.

     (a) Preparation and Filing. The parties will prepare and file with the SEC as soon as reasonably practicable after the date of this Agreement the Joint Proxy Statement. Each of the parties hereto shall furnish all information concerning itself which is required or customary for inclusion in the Joint Proxy Statement. The information provided by or on behalf of any party hereto for use in the Joint Proxy Statement shall be true and correct in all material respects without omission of any material fact which is required to make such information not false or misleading. No representation, covenant or agreement is made by any party hereto with respect to information supplied by any other party for inclusion in the Joint Proxy Statement.

     (b) Opinions of Financial Advisers. It shall be a condition to the mailing of the Joint Proxy Statement to the stockholders of CalEnergy and MidAmerican that (i) CalEnergy shall have received the opinions of CSFB and Lehman, dated the date of the Joint Proxy Statement, to the effect that, as of the date thereof, the Per Share Amount to be paid to holders of MidAmerican Common Stock pursuant to this Agreement is fair from a financial point of view to CalEnergy and (ii) MidAmerican shall have received the opinion of Dillon Read, dated the date of the Joint Proxy Statement, to the effect that, as of the date thereof, the Per Share Amount to be paid to holders of MidAmerican Common Stock is fair from a financial point of view to the holders of MidAmerican Common Stock.

     (c) Amendments or Supplements. No amendment or supplement to the Joint Proxy Statement will be made without the approval of all parties. Each party will advise the others, promptly after it receives notice thereof, of any request by the SEC for amendment of the Joint Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information.

     Section 7.3. Regulatory Approvals and Other Matters.

     (a) HSR Filings. Each party hereto shall file or cause to be filed with the Federal Trade Commission and the Department of Justice any notifications required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations promulgated thereunder with respect to the transactions contemplated hereby. Such parties will use all commercially reasonable efforts to coordinate such filings and any responses thereto, to make such filings promptly and to respond promptly to any requests for additional information made by either of such agencies.

     (b) Other Approvals. Each party hereto shall cooperate and use its best efforts to promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain all necessary permits, consents, approvals and authorizations of all Governmental Authorities and all other persons necessary or advisable to consummate the transactions contemplated hereby, including, without limitation, the CalEnergy Required Statutory Approvals, the MidAmerican Required Statutory Approvals, the CalEnergy Required Consents and the MidAmerican Required Consents (and any concurrent or related rate filings, if any). CalEnergy and MidAmerican agree that they will consult with each other with respect to the obtaining of all such necessary or advisable permits, consents, approvals and authorizations of Governmental Authorities; provided, however, that it is agreed that MidAmerican shall have primary responsibility for the preparation and filing of any applications with state public utility commissions for approval of the Merger. Each of CalEnergy and MidAmerican shall have the right to review and approve in advance drafts of all such necessary applications, notices, petitions, filings and other documents made or prepared in connection with the transactions contemplated by this Agreement, which approval shall not be unreasonably withheld or delayed.

     (c) NYSE Listing. Each party hereto shall use its best efforts to list on the NYSE, upon official notice of issuance, the shares of Parent Common Stock to be issued pursuant to the Reincorporation.

     Section 7.4. Stockholder Approvals.

     (a) Approval of MidAmerican Stockholders. MidAmerican shall, as soon as reasonably practicable after the date of this Agreement, (i) take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the "MidAmerican Meeting") for the purpose of securing the MidAmerican Stockholders' Approval, (ii) distribute to its stockholders the Joint Proxy Statement in accordance with applicable federal and state law and with its Articles of Incorporation and By-Laws, (iii) subject to the fiduciary duties of its Board of Directors, recommend to its stockholders the approval of the Merger, this Agreement and the transactions contemplated hereby and (iv) cooperate and consult with CalEnergy with respect to each of the foregoing matters.

     (b) Approval of CalEnergy Stockholders. CalEnergy shall, as soon as reasonably practicable after the date of this Agreement, (i) take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the "CalEnergy Meeting") for the purpose of securing the CalEnergy Stockholders' Approval and (ii) distribute to its stockholders the Joint Proxy Statement in accordance with applicable federal and state law and with its Restated Certificate of Incorporation and By-Laws, (iii) subject to the fiduciary duties of its Board of Directors, recommend to its stockholders the approval of the Reincorporation, this Agreement and the transactions contemplated hereby and (iv) cooperate and consult with MidAmerican with respect to each of the foregoing matters.

     (c) Meeting Date. The MidAmerican Meeting for the purpose of securing the MidAmerican Stockholders' Approval and the CalEnergy Meeting for the purpose of securing the CalEnergy Stockholders' Approval shall be held on such date or dates as CalEnergy and MidAmerican shall mutually determine.

     Section 7.5. Directors' and Officers' Indemnification.

     (a) Indemnification. From and after the Effective Time, Parent shall, to the fullest extent not prohibited by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, an officer or director of any of the parties hereto (each an "Indemnified Party" and collectively, the "Indemnified Parties") against all losses, expenses (including reasonable attorney's fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement, arising out of actions or omissions occurring at or prior to the Effective Time that are, in whole or in part, based on or arising out of the fact that such person is or was a director or officer of such party arising out of or pertaining to the transactions contemplated by this Agreement (the "Indemnified Liabilities"). In the event of any such loss, expense, claim, damage or liability (whether or not arising prior to the Effective Time), (i) Parent shall pay the reasonable fees and expenses of counsel for the Indemnified Parties selected by Parent, which counsel may also serve as counsel to Parent and which counsel shall be reasonably satisfactory to the Indemnified Parties (which consent shall not be unreasonably withheld), promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the Iowa Act, (ii) Parent will cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the Iowa Act and the articles of incorporation or by-laws of MidAmerican shall be made by independent counsel mutually acceptable to Parent and the Indemnified Party (the "Independent Counsel"); provided, however, that Parent shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the written opinion of the Independent Counsel, under applicable standards of professional conduct, a conflict on any significant issue between positions of such Indemnified Party and any other Indemnified Party or Indemnified Parties.

     (b) Insurance. For a period of six years after the Effective Time, Parent shall cause to be maintained in effect policies of directors' and officers' liability insurance maintained by MidAmerican; provided, that Parent may substitute therefor policies of at least the same coverage containing terms that are no less advantageous with respect to matters occurring prior to the Effective Time to the extent such liability insurance can be maintained annually at a cost to Parent not greater than 200 percent of the current annual premiums for such directors' and officers' liability insurance, which existing premium costs are disclosed on Schedule 7.5(b) of the MidAmerican Disclosure Schedule; provided, further, that if such insurance cannot be so maintained or obtained at such cost, Parent shall maintain or obtain as much of such insurance for MidAmerican as can be so maintained or obtained at a cost equal to 200 percent of the current annual premiums of MidAmerican for its directors' and officers' liability insurance.

     (c) Successors. In the event Parent or any of its successors or assigns
(i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person or entity, then and in either such case, proper provisions shall be made so that the successors and assigns of Parent shall assume the obligations set forth in this Section 7.5.

     (d) Survival of Indemnification. To the fullest extent not prohibited by law, from and after the Effective Time, all rights to indemnification as of the date hereof in favor of the employees, agents, directors and officers of CalEnergy, MidAmerican and their respective Subsidiaries with respect to their activities as such prior to the Effective Time, as provided in their respective articles of incorporation and by-laws in effect on the date thereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

     Section 7.6. Disclosure Schedules. On or before the date hereof, (i) CalEnergy has delivered to MidAmerican the CalEnergy Disclosure Schedule, accompanied by a certificate signed by the chief financial officer of CalEnergy stating the CalEnergy Disclosure Schedule has been delivered pursuant to this
Section 7.6 and (ii) MidAmerican has delivered to CalEnergy the MidAmerican Disclosure Schedule, accompanied by a certificate signed by the chief financial officer of MidAmerican stating the MidAmerican Disclosure Schedule has been delivered pursuant to this Section 7.6. The CalEnergy Disclosure Schedule and the MidAmerican Disclosure Schedule are collectively referred to herein as the "Disclosure Schedules." The Disclosure Schedules shall be deemed to constitute an integral part of this Agreement and to modify the respective representations, warranties, covenants or agreements of the parties hereto contained herein to the extent that such representations, warranties, covenants or agreements expressly refer to the Disclosure Schedules. Anything to the contrary contained herein or in the Disclosure Schedules notwithstanding, any and all statements, representations, warranties or disclosures set forth in the Disclosure Schedules delivered on or before the date hereof shall be deemed to have been made on and as of the date hereof. From time to time prior to the Closing, the parties shall promptly supplement or amend the Disclosure Schedules with respect to any matter, condition or occurrence hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedules. No supplement or amendment shall be deemed to cure any breach of any representation or warranty made in this Agreement or have any effect for the purpose of determining satisfaction of the conditions set forth in Section 8.2(b) or Section 8.3(b).

     Section 7.7. Public Announcements. Subject to each party's disclosure obligations imposed by law or regulation, CalEnergy and MidAmerican will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any public announcement or statement with respect hereto or thereto without the consent of the other party (which consent shall not be unreasonably withheld and which decision regarding consent shall be made as soon as reasonably practicable).

     Section 7.8. No Solicitations. From and after the date hereof, each party hereto will not, and will not authorize or permit any of its respective Representatives to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate any inquiries or the making of any proposal which constitutes or may reasonably be expected to lead to an Acquisition Proposal (as defined below),
(ii) enter into any agreement with respect to any Acquisition Proposal or (iii) in the event of an unsolicited written Acquisition Proposal, engage in negotiations or discussions with, or provide any information or data to, any Person (other than to the parties hereto, any of their affiliates or Representatives and except for information which has been previously publicly disseminated by the parties) relating to any Acquisition Proposal; provided, however, that nothing contained in this Section 7.8 or any other provision hereof shall prohibit such party or its Board of Directors from (i) taking and disclosing to its stockholders a position with respect to a tender or an exchange offer by a third party pursuant to Rules 14D-9 and 14e-2 promulgated under the Exchange Act or (ii) making such disclosure to its stockholders as, in good faith judgment of its Board of Directors, after receiving advice from outside counsel, is required under applicable law.

     Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by an executive officer of such party or any investment banker, attorney or other Representative of such party, whether or not such person is purporting to act on behalf of such party or otherwise, shall be deemed to be a breach of this Section 7.8 by such party. Notwithstanding any other provision hereof, each party hereto may (i) at any time prior to the time its stockholders shall have voted to approve this Agreement, engage in discussions or negotiations with a third party who (without any solicitation, initiation, encouragement, discussion or negotiation, directly or indirectly, by or with such party or its Representatives after the date hereof) seeks to initiate such discussions or negotiations and may furnish such third party information concerning such party and its business, properties and assets if, and only to the extent that, (A)(x) in the case of an Acquisition Proposal for MidAmerican, the third party has first made an Acquisition Proposal that is financially superior to the Merger,
(y) the third party has demonstrated that financing for the Acquisition Proposal is reasonably likely to be obtained (as determined in good faith in each case by such party's Board of Directors after consultation with its financial advisors) and (z) its Board of Directors shall have concluded in good faith, after considering applicable provisions of state law and on the basis of a written opinion of outside counsel, that a failure to do so could reasonably be expected to constitute a breach by its Board of Directors of its fiduciary duties to its stockholders under applicable law and (B) prior to furnishing such information to or entering into discussions or negotiations with such person or entity, such party (x) provides prompt notice to the other party to the effect that it is furnishing information to or entering into discussions or negotiations with such person or entity and (y) receives from such person an executed confidentiality agreement in reasonably customary form, together with its written acknowledgment and agreement to pay the termination and other fees set forth in Section 9.3 if such Acquisition Proposal is consummated or any other Acquisition Proposal is consummated with such party or any of its affiliates, and (ii) comply with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer. Each party shall immediately cease and terminate any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by such party or its Representatives with respect to the foregoing. Each party shall notify the other party hereto orally and in writing of any such inquiries, offers or proposals (including, without limitation, the terms and conditions of any such proposal and the identity of the person making it), within 24 hours of the receipt thereof, shall keep such other party informed of the status and details of any such inquiry, offer or proposal, and shall give such other party five days' advance notice of any agreement to be entered into with or any information to be supplied to any person making such inquiry, offer or proposal.

     The term "Acquisition Proposal" shall mean a proposal or offer (other than by another party hereto) for a tender or exchange offer, merger, consolidation or other business combination involving the party or any material Subsidiary of the party or any proposal to acquire in any manner a substantial equity interest in or a substantial portion of the assets of the party or any material Subsidiary of the party, other than the transactions contemplated by this Agreement and except for arrangements made by CalEnergy in connection with the financing of and the consummation of the transactions contemplated hereby.

     Section 7.9. Expenses. Subject to Section 9.3, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except that those expenses incurred in connection with printing the Joint Proxy Statement, as well as the filing fee relating thereto, shall be paid 50% by MidAmerican and 50% by CalEnergy.

     Section 7.10. Board of Directors.

     (a) Initial Composition. The initial number of directors comprising the Board of Directors of Parent at the Effective Time shall be 15 persons, (i) 11 of whom shall be designated by CalEnergy prior to the Effective Time and (ii) four of whom shall be MidAmerican Designees (as defined below). The "MidAmerican Designees" shall be Stanley J. Bright plus three other persons designated by MidAmerican who, as of the date of this Agreement, are on the Board of Directors of MidAmerican.

     (b) Initial Board Committees. The initial committees of the Board of Directors of Parent at the Effective Time shall be as follows: Executive, Compensation, Nominating, Environmental and Audit. At the Effective Time, Stanley J. Bright shall become a member of such Executive Committee of Parent's Board of Directors.

     (c) Resignations of Directors and Officers. At or prior to the Effective Time, MidAmerican shall obtain the resignation of each director and officer of MidAmerican and any MidAmerican Subsidiary, if so requested by CalEnergy.


     Section 7.11. Consulting Agreement. On or prior to the Effective Time, Parent shall enter into a consulting agreement (the "Consulting Agreement") with Stanley J. Bright, substantially in the form of Exhibit A attached hereto.


     Section 7.12. Current Employment Arrangements. Except as provided in the Consulting Agreement, the Surviving Corporation and its subsidiaries shall after the Effective Time honor, without modification, all contracts, agreements, collective bargaining agreements and commitments of the parties prior to the date hereof which apply to any current or former employee or current or former director of the parties hereto; provided, however, that this undertaking is not intended to prevent the Surviving Corporation from enforcing such contracts, agreements, collective bargaining agreements and commitments in accordance with their terms, including, without limitation, any reserved right to amend, modify, suspend, revoke or terminate any such contract, agreement, collective bargaining agreement or commitment; and provided, further, that, at or prior to the Effective Time, MidAmerican shall have used its reasonable best efforts to obtain waivers of any and all requirements for a letter of credit under any indemnity agreement or similar arrangement between any officer or director of MidAmerican or any MidAmerican Subsidiary who is such on the Closing Date and any such entity.


     Section 7.13. Post-Merger Operations and Workforce Matters.


     (a) Following the Effective Time, Parent shall maintain its corporate headquarters (excluding the principal office of the Chairman of the Board and Chief Executive Officer and related functions) and the corporate functions designated on Schedule I hereto in Des Moines, Iowa. This provision shall not be modified unless and until the terms of such modification are approved by a vote of eighty percent (80%) of the members of the Board of Directors of Parent.


     (b) Workforce Matters. Subject to compliance with applicable law and obligations under applicable collective bargaining agreements, for a period of two (2) years following the Effective Time, any reductions in workforce in respect of employees of Parent or any of its Subsidiaries shall be made on a fair and equitable basis, in light of the circumstances and the objectives to be achieved, giving consideration to previous work history, job experience, qualifications and business needs without regard to whether employment prior to the Effective Time was with MidAmerican or its Subsidiaries or CalEnergy or its Subsidiaries, and any employees whose employment is terminated or jobs are eliminated by Parent or any of its Subsidiaries during such period shall be entitled to participate on such a fair and equitable basis in the job opportunity and employment placement programs, if any, offered by Parent or any of its Subsidiaries. However, no provision contained in this Section 7.13(b) shall be deemed to constitute an employment contract between Parent and any individual, or a waiver of Parent's right to discharge any employee at any time, with or without cause.


     Section 7.14. Name of Parent. Immediately after the Effective Time, Parent shall file an amendment to its articles of incorporation to change its name to MidAmerican Energy Holdings Company.


     Section 7.15. Contributions to Rabbi Trusts. Prior to the Effective Time, MidAmerican shall contribute to the rabbi trusts maintained by MidAmerican or its Subsidiaries for its various supplemental retirement plans, deferred compensation plans and incentive compensation plans (the "Rabbi Trusts") the principal sum of $12,000,000. Thereafter, at or prior to the end of each of the first three years commencing with the year in which the Closing occurs, Parent shall contribute or cause to be contributed to the Rabbi Trusts the principal sum of $8,000,000.

                                 ARTICLE VIII

                                  CONDITIONS

     Section 8.1. Conditions to Each Party's Obligation to Effect the
Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, except, to the extent permitted by applicable law, that such conditions may be waived in writing pursuant to Section 9.5 by the joint action of the parties hereto:

     (a) Stockholder Approvals. The MidAmerican Stockholders' Approval and the CalEnergy Stockholders' Approval shall have been obtained.

     (b) No Injunction. No temporary restraining order or preliminary or permanent injunction or other order by any federal or state court preventing consummation of the Merger shall have been issued and be continuing in effect, and the Merger and the other transactions contemplated hereby shall not have been prohibited under any applicable federal or state law or regulation.

     (c) Statutory Approvals. The CalEnergy Required Statutory Approvals and the MidAmerican Required Statutory Approvals shall have been obtained at or prior to the Effective Time, such approvals shall have become Final Orders (as defined below) and such Final Orders shall not impose terms or conditions which, in the aggregate, would have, or insofar as reasonably can be foreseen, could have, a CalEnergy Material Adverse Effect or a MidAmerican Material Adverse Effect, or which would be materially inconsistent with the agreements of the parties contained herein. The term "Final Order" shall mean action by the relevant regulatory authority which has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which any waiting period prescribed by law before the transactions contemplated hereby may be consummated has expired, and as to which all conditions to the consummation of such transactions prescribed by law, regulation or order have been satisfied.

     (d) HSR Act. All applicable waiting periods under the HSR Act shall have expired or been terminated.

     Section 8.2. Conditions to Obligation of MidAmerican to Effect the Merger. The obligation of MidAmerican to effect the Merger shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by MidAmerican in writing pursuant to
Section 9.5:

     (a) Performance of Obligations of CalEnergy and Parent. CalEnergy and Parent (and/or appropriate CalEnergy and Parent Subsidiaries) will have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement, which are required to be performed by it at or prior to the Effective Time.

     (b) Representations and Warranties. The representations and warranties of CalEnergy set forth in Sections 4.1, 4.4(a), 4.4(b), 4.4(c), 4.8, 4.13, 4.15
and 4.17 of this Agreement shall be true and correct in all material respects (or where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct in all respects) as of the date hereof (except to the extent such representations and warranties speak as of an earlier or later date) and as of the Closing Date as if made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

     (c) Closing Certificates. MidAmerican shall have received a certificate signed by the chief executive officer and the chief financial officer of Parent, dated the Closing Date, to the effect that, to the best of such officers' knowledge, the conditions set forth in Section 8.2(a) and Section 8.2(b) have been satisfied.

     (d) Legal Opinions as to Corporate and Regulatory Matters. MidAmerican shall have received the opinions of (i) Willkie Farr & Gallagher, Parent's special counsel, in form and substance customary for transactions of this type and reasonably satisfactory to MidAmerican, dated the Effective Time, as to the authorization, validity and enforceability of this Agreement and (ii) Akin, Gump, Strauss, Hauer & Feld, L.L.P., Parent's special regulatory counsel, in form and substance customary for transactions of this type and reasonably satisfactory to MidAmerican, dated the Effective Time, as to certain regulatory matters, including that all regulatory approvals, permits and consents have been obtained; provided, that such firms may reasonably rely on local counsel as to matters of local law.

     (e) Consulting Agreement. Parent shall have duly executed and delivered the Consulting Agreement of Stanley J. Bright, and such agreement shall be in full force and effect.

     Section 8.3. Conditions to Obligation of CalEnergy, Parent and Merger Sub to Effect the Merger.
The obligation of CalEnergy, Parent and Merger Sub to effect the Merger shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by CalEnergy in writing pursuant to Section 9.5:

     (a) Performance of Obligations of MidAmerican. MidAmerican (and/or appropriate MidAmerican Subsidiaries) will have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement which are required to be performed by it at or prior to the Effective Time.

     (b) Representations and Warranties. The representations and warranties of MidAmerican set forth in this Agreement shall be true and correct in all material respects (or where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct in all respects) as of the date hereof (except to the extent such representations and warranties speak as of an earlier or later date) and as of the Closing Date as if made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

     (c) MidAmerican Material Adverse Effect. No MidAmerican Material Adverse Effect shall have occurred and there shall exist no fact or circumstance that would or, insofar as reasonably can be foreseen, could have a MidAmerican Material Adverse Effect.

     (d) MidAmerican Required Consents. The MidAmerican Required Consents shall have been obtained.

     (e) Closing Certificates. Parent shall have received a certificate signed by the chief executive officer and the chief financial officer of MidAmerican, dated the Closing Date, to the effect that, to the best of such officers' knowledge, the conditions set forth in Sections 8.3(a), (b), (c) and (d) have been satisfied.

     (f) CalEnergy Required Consents. The CalEnergy Required Consents shall have been obtained.

     (g) Legal Opinion as to Corporate and Regulatory Matters. Parent shall have received an opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., MidAmerican's special counsel, in form and substance customary for transactions of this type and reasonably satisfactory to Parent, dated the Effective Time, as to the authorization, validity and enforceability of this Agreement and as to certain regulatory matters, including that all regulatory approvals, permits and consents have been obtained; provided, that such firm may reasonably rely on local counsel as to matters of local law.

     (h) Consulting Agreement. Stanley J. Bright shall have duly executed and delivered his Consulting Agreement, and such agreement shall be in full force and effect.

     (i) Listing Of Shares of Parent Common Stock. The shares of Parent Common Stock issuable in the Reincorporation shall have been approved for listing on the NYSE upon official notice of issuance.


                                   ARTICLE IX

                       TERMINATION, AMENDMENT AND WAIVER

     Section 9.1. Termination. This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval by the stockholders of the respective parties hereto contemplated by this Agreement:

     (a) by mutual written consent of the Boards of Directors of MidAmerican and CalEnergy;

     (b) by any party hereto, by written notice to the other, if the Effective Time shall not have occurred on or before March 31, 1999; provided, that such date shall automatically be changed to December 31, 1999 if on March 31, 1999 the condition set forth in Section 8.1(c) has not been satisfied or waived and the other conditions to the consummation of the transactions contemplated hereby are then capable of being satisfied, and the approvals required by
Section 8.1(c) which have not yet been obtained are being pursued with diligence; and provided, further, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

     (c) by any party hereto, by written notice to the other party, if the CalEnergy Stockholders' Approval shall not have been obtained at a duly held CalEnergy Meeting, including any adjournments thereof; or the MidAmerican Stockholders' Approval shall not have been obtained at a duly held MidAmerican Meeting, including any adjournments thereof;

     (d) by any party hereto, if any state or federal law, order, rule or regulation is adopted or issued, which has the effect, as supported by the written opinion of outside counsel for such party, of prohibiting either the Merger or the Reincorporation, or by any party hereto, if any court of competent jurisdiction in the United States or any State shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting either the Merger or the Reincorporation, and such order, judgment or decree shall have become final and nonappealable; provided, that such terminating party shall have complied with its obligations pursuant to Section 10.9;

     (e) by CalEnergy, upon two days' prior notice to MidAmerican, if, as a result of an Acquisition Proposal for CalEnergy, the Board of Directors of CalEnergy determines in good faith that their fiduciary obligations under applicable law require that such Acquisition Proposal be accepted; provided, however, that (i) the Board of Directors of CalEnergy shall have been advised in writing by outside counsel that notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of their applicable fiduciary duties, such fiduciary duties could also reasonably be expected to require the directors to reconsider such commitment as a result of such Acquisition Proposal; (ii) the person making the Acquisition Proposal shall have acknowledged and agreed in writing to pay the termination and other fees set forth in Section 9.3 if such Acquisition Proposal is consummated or any other Acquisition Proposal is consummated with such person or any of its affiliates and (iii) prior to any such termination, CalEnergy shall, and shall cause its respective financial and legal advisors to, negotiate with MidAmerican to make such adjustments in the terms and conditions of this Agreement as would enable CalEnergy to proceed with the transactions contemplated herein; provided, further, that CalEnergy and MidAmerican acknowledge and affirm that notwithstanding anything in this
Section 9.1(e) to the contrary, the parties hereto intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an Acquisition Proposal, it being acknowledged and agreed that any such Acquisition Proposal would interfere with the strategic advantages and benefits which the parties expect to derive from the Merger;

     (f) by MidAmerican, upon two days' prior notice to CalEnergy if, as a result of an Acquisition Proposal for MidAmerican, the Board of Directors of MidAmerican determines in good faith that their fiduciary obligations under applicable law require that such Acquisition Proposal be accepted; provided, however, that (i) the Board of Directors of MidAmerican shall have been advised in writing by outside counsel that notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of their applicable fiduciary duties, such fiduciary duties could also reasonably be expected to require the directors to reconsider such commitment as a result of such Acquisition Proposal; (ii) the person making the Acquisition Proposal shall have acknowledged and agreed in writing to pay the termination and other fees set forth in Section 9.3 if such Acquisition Proposal is consummated or any other Acquisition Proposal is consummated with such person or any of its affiliates and (iii) prior to any such termination, MidAmerican shall, and shall cause its respective financial and legal advisors to, negotiate with CalEnergy to make such adjustments in the terms and conditions of this Agreement as would enable MidAmerican to proceed with the transactions contemplated herein; provided, further, that CalEnergy and MidAmerican acknowledge and affirm that notwithstanding anything in this Section 9.1(f) to the contrary, the parties hereto intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an Acquisition Proposal, it being acknowledged and agreed that any such Acquisition Proposal would interfere with the strategic advantages and benefits which the parties expect to derive from the Merger;

     (g) by CalEnergy, by written notice to MidAmerican, if (i) there shall have been any material breach of any representation or warranty, or any material breach of any covenant or agreement, of MidAmerican hereunder, and such breach shall not have been remedied within twenty days after receipt by MidAmerican of notice in writing from CalEnergy, specifying the nature of such breach and requesting that it be remedied; or (ii) the Board of Directors of MidAmerican (A) shall withdraw or modify in any manner adverse to CalEnergy its approval of this Agreement and the transactions contemplated hereby or its recommendation to its stockholders regarding the approval of this Agreement,
(B) shall fail to reaffirm such approval or recommendation upon the request of CalEnergy, (C) shall approve or recommend any Acquisition Proposal or (D) shall resolve to take any of the actions specified in clause (A), (B) or (C); provided, however, that CalEnergy and MidAmerican acknowledge and affirm that notwithstanding anything in this Section 9.1(g)(ii) to the contrary, the parties hereto intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an Acquisition Proposal, it being acknowledged and agreed that any such offer or proposal would interfere with the strategic advantages and benefits which the parties expect to derive from the Merger;

     (h) by MidAmerican, by written notice to CalEnergy, if (i) there shall have been any material breach of any representation or warranty contained in Sections 4.1, 4.4(a), 4.4(b), 4.4(c), 4.8, 4.13, 4.15 and 4.17, or any material breach of any covenant or agreement (which shall be deemed to include, for this purpose only, the failure of CalEnergy to deliver the cash to the Exchange Agent pursuant to Section 2.3(a), assuming all other conditions to Closing have been satisfied or otherwise waived in writing by CalEnergy), of CalEnergy hereunder, and such breach shall not have been remedied within twenty days after receipt by CalEnergy of notice in writing from MidAmerican, specifying the nature of such breach and requesting that it be remedied; or (ii) the Board of Directors of CalEnergy (A) shall withdraw or modify in any manner adverse to MidAmerican its approval of this Agreement and the transactions contemplated hereby or its recommendation to its stockholders regarding the approval of this Agreement, (B) shall fail to reaffirm such approval or recommendation upon the request of MidAmerican, (C) shall approve or recommend any Acquisition Proposal or (D) shall resolve to take any of the actions specified in clause (A), (B) or
(C); provided, however, that CalEnergy and MidAmerican acknowledge and affirm that notwithstanding anything in this Section 9.1(h)(ii) to the contrary, the parties hereto intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an offer or proposal for an Acquisition Proposal, it being acknowledged and agreed that any such offer or proposal would interfere with the strategic advantages and benefits which the parties expect to derive from the Merger.

     Section 9.2. Effect of Termination. In the event of termination of this Agreement by either MidAmerican or CalEnergy pursuant to Section 9.1, there shall be no liability on the part of either CalEnergy or MidAmerican or their respective officers or directors hereunder, except as provided in Section 7.9 and 9.3 and except that the agreement contained in the last sentence of Section
7.1 shall survive the termination.

     Section 9.3. Termination Fee; Expenses.

     (a) Termination Fee. If this Agreement (i) is terminated at such time that this Agreement is terminable pursuant to one of Section 9.1(g)(i) or Section 9.1(h)(i) (other than in circumstances described in Section 9.3(c)) but not the other (provided, that, for purposes of this Section 9.3 only, representations and warranties made by MidAmerican with respect to each of the Quad Cities Station nuclear generation facility and the Ottumwa Unit coal burning generation facility shall be deemed to be made to MidAmerican's knowledge),
(ii) is terminated pursuant to Section 9.1(e) or Section 9.1(f) or (iii) is terminated by MidAmerican pursuant to Section 9.1(b) at any time on or after December 31, 1999 when the only approval required by Section 8.1(c) which has not yet been obtained is the CalEnergy Required

Statutory Approval described in Section 4.4(c)(ii) of the CalEnergy Disclosure Schedule and the other conditions to the consummation of the transactions contemplated by this Agreement are then capable of being satisfied, then (A) in the event of such a termination pursuant to Section 9.1(f) or Section 9.1(g)(i), MidAmerican shall pay to CalEnergy, and (B) in the event of such a termination pursuant to Section 9.1(e), Section 9.1(h)(i) or Section 9.1(b), CalEnergy shall pay to MidAmerican, promptly (but not later than five business days after such notice is received pursuant to Section 9.1(g)(i), Section 9.1(h)(i) or Section 9.1(b) or is given pursuant to Section 9.1(e) or Section 9.1(f)) an amount equal to $35 million in cash if required to be paid by CalEnergy and $35 million in cash if required to be paid by MidAmerican, plus in each case cash in an amount equal to all documented out-of-pocket expenses and fees incurred by the other party (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors arising out of, in connection with or related to the Merger or the transactions contemplated by this Agreement) not in excess of $10 million.

     (b) Additional Termination Fees. If (i) this Agreement (w) is terminated by any party pursuant to Section 9.1(e) or Section 9.1(f), (x) is terminated following a failure of the stockholders of MidAmerican or CalEnergy to grant the necessary approvals described in Section 4.13 or Section 5.13, (y) is terminated as a result of such party's material breach of Section 7.4 or (z) is terminated pursuant to Section 9.1(g)(i) or Section 9.1(h)(i) as a result of such party's breach, and (ii) at the time of such termination or prior to the meeting of such party's stockholders there shall have been an Acquisition Proposal involving, such party or its affiliates which at the time of such termination or of the meeting of such party's stockholders shall not have been
(x) rejected by such party and its Board of Directors and (y) withdrawn by the third-party and (iii) within two years of any such termination described in clause (i) above, the party or its affiliate which is the target of the Acquisition Proposal ("Target Party") becomes a subsidiary or part of such offeror or a subsidiary or part of an affiliate of such offeror, or merges with or into the offeror or a subsidiary or affiliate of the offeror or enters into a definitive agreement to consummate an Acquisition Proposal with such offeror or affiliate thereof, then (A) in the event MidAmerican or one of its affiliates is the Target Party, MidAmerican shall pay to CalEnergy and (B) in the event CalEnergy or one of its affiliates is the Target Party, CalEnergy shall pay to MidAmerican, at the closing of the transaction (and as a condition to the closing) in which such Target Party becomes such a subsidiary or part of such other person or the closing of such Acquisition Proposal occurs, an additional termination fee equal to $60 million in cash if required to be paid by CalEnergy and $60 million in cash if required to be paid by MidAmerican.

     (c) If this Agreement is terminated by MidAmerican, by written notice to CalEnergy, due to the failure of CalEnergy to deliver the amount of cash to the Exchange Agent required pursuant to Section 2.3(a) at a time when all conditions to CalEnergy's obligation to close have been satisfied or otherwise waived in writing by CalEnergy, then CalEnergy shall pay to MidAmerican a termination fee of $60 million; provided, however, that CalEnergy shall have no liability under this Section 9.3(c) (or for any breach of covenant pursuant to Section 9.3(a)) as a result of such failure if such failure is the direct result of the inability of CalEnergy to finance the transaction because of the occurrence of any significant disruptions or material adverse changes (i) in the market for new issues of senior debt securities, credit facilities or common, preferred or equity-linked securities by a company having financial characteristics similar to those of CalEnergy or a holding company for MidAmerican, respectively, as of the date of this Agreement, or (ii) in the financial or capital markets in general which make it impracticable for a company having financial characteristics similar to those of CalEnergy or a holding company for MidAmerican, respectively, as of the date of this Agreement, to finance a transaction of the size and nature as that contemplated hereunder on commercially reasonable financing terms that are available as of the date of such financing.

     (d) Expenses. The parties agree that the agreements contained in this
Section 9.3 are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty. Notwithstanding anything to the contrary contained in this Section 9.3, if one party fails to promptly pay to the other any fee or expense due under this Section 9.3, in addition to any amounts paid or payable pursuant to such Section, the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Citibank, N.A. from the date such fee was required to be paid.

     (e) Limitation Of Fees. Notwithstanding anything herein to the contrary, the aggregate amount payable by MidAmerican pursuant to Sections 9.3(a) and (b) and (c) shall not exceed $95 million and the aggregate amount payable by CalEnergy pursuant to Sections 9.3(a), (b) and (c) shall not exceed $95 million, in each case, plus expenses, as provided in Section 9.3(a).

     Section 9.4. Amendment. This Agreement may be amended by the Boards of Directors of the parties hereto, at any time before or after approval hereof by the stockholders of MidAmerican and CalEnergy and prior to the Effective Time, but after such approvals, no such amendment shall (a) alter or change the Per Share Amount under Article II or (b) alter or change any of the terms and conditions of this Agreement if any of the alterations or changes, alone or in the aggregate, would materially adversely affect the rights of holders of MidAmerican Common Stock or CalEnergy Common Stock, except for alterations or changes that could otherwise be adopted by the Board of Directors of MidAmerican or CalEnergy, without the further approval of such stockholders, as applicable. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 9.5. Waiver. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein, to the extent permitted by applicable law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE X

                              GENERAL PROVISIONS

     Section 10.1. Non-Survival; Effect of Representations and Warranties. No representations or warranties in this Agreement shall survive the Effective Time, except as otherwise provided in this Agreement.

     Section 10.2. Brokers. CalEnergy represents and warrants that, except for CSFB and Lehman whose fees have been disclosed to MidAmerican prior to the date of this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of CalEnergy. MidAmerican represents and warrants that, except for Dillon Read, whose fees have been disclosed to CalEnergy prior to the date of this Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of MidAmerican.

     Section 10.3. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when delivered personally,
(b) when sent by reputable overnight courier service or (c) when telecopied (which is confirmed by copy sent within one business day by a reputable overnight courier service) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

   (i)  if to CalEnergy or Merger Sub, to:

        CalEnergy Company, Inc.
        302 South 36th Street
        Suite 400
        Omaha, Nebraska 68131
        Attn: Chief Executive Officer
        Telecopy: (402) 345-9318
        Telephone: (402) 341-4500
        with a copy to:

        Willkie Farr & Gallagher
        787 Seventh Avenue
        New York, New York 10019
        Attn: Peter J. Hanlon, Esq.
        Telecopy: (212) 728-8111
        Telephone: (212) 728-8000

        and

   (ii) if to MidAmerican, to:

        MidAmerican Energy Holdings Company
        666 Grand Avenue
        Des Moines, Iowa 50306-9244
        Attn: Chief Executive Officer
        Telecopy: (515) 281-2216
        Telephone: (515) 242-4300

        with a copy to:

        LeBoeuf, Lamb, Greene & MacRae, L.L.P.
        125 West 55th Street
        New York, New York 10019
        Attn: Douglas W. Hawes, Esq.
        Telecopy: (212) 424-8500
        Telephone: (212) 424-8000


     Section 10.4. Miscellaneous. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof (other than the Confidentiality Agreement), (b) shall not be assigned by operation of law or otherwise and (c) shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts executed in and to be fully performed in such State, without giving effect to its conflicts of law rules or principles and except to the extent the provisions of this Agreement (including the documents or instruments referred to herein) are expressly governed by or derive their authority from the Iowa Act.

     Section 10.5. Interpretation. When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section or Exhibit of this Agreement, respectively, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     Section 10.6. Counterparts; Effect. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     Section 10.7. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or in New York state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the State of New York.


     Section 10.8. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except for rights of Indemnified Parties as set forth in Section 7.5, nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.


     Section 10.9. Further Assurances. Each party will execute such further documents and instruments and take such further actions as may reasonably be requested by any other party in order to consummate the Merger and the Reincorporation in accordance with the terms hereof. CalEnergy and MidAmerican expressly acknowledge that, although it is their current intention to effect a business combination among themselves by means of the Merger and the Reincorporation, it may be preferable for CalEnergy and MidAmerican to effectuate such a business combination by means of an alternative structure in light of the conditions set forth in Sections 8.1(c) and 8.3(d) and (f). Accordingly, if the only conditions to the parties' obligations to consummate the Merger and the Reincorporation which are not satisfied or waived are receipt of CalEnergy Required Consents, CalEnergy Required Statutory Approvals, MidAmerican Required Consents and MidAmerican Required Statutory Approvals that, in the reasonable judgment of MidAmerican or CalEnergy, would be rendered unnecessary by adoption of an alternative structure that otherwise substantially preserves for CalEnergy and MidAmerican the economic benefits of the Merger and the Reincorporation, MidAmerican or CalEnergy, as the case may be, shall notify the other of such judgment no later than 5:00 p.m. Central Time on March 31, 1999 and thereafter the parties shall use their best efforts to effect a business combination among themselves by means of a structure other than the Merger and the Reincorporation that so preserves such benefits; provided, that all material third party and Governmental Authority declarations, filings, registrations, notices, authorizations, consents or approvals necessary for the effectuation of such alternative business combination shall have been obtained and all other conditions to the parties' obligations to consummate the Merger and the Reincorporation, as applied to such alternative business combination, shall have been satisfied or waived.


     Section 10.10. Waiver of Jury Trial. Each party to this Agreement waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement.


     Section 10.11. Certain Definitions. The term "affiliate," except where otherwise defined herein, shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. The term "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     IN WITNESS WHEREOF, CalEnergy, MidAmerican, Reincorporation Sub and Merger Sub have caused this Agreement as of the date first written above to be signed by their respective officers thereunto duly authorized.



                                        CALENERGY COMPANY, INC.


                                        By: /s/ David L. Sokol
                                           ------------------------------------
                                           Name:  David L. Sokol
                                           Title: Chairman and Chief
                                                  Executive Officer

                                        MIDAMERICAN ENERGY HOLDINGS
                                        COMPANY


                                        By: /s/ Stanley J. Bright
                                           ------------------------------------
                                           Name:  Stanley J. Bright
                                           Title: Chairman, President and
                                                  Chief Executive Officer

                                        MAVH INC.


                                        By: /s/ David L. Sokol
                                           ------------------------------------
                                           Name:  David L. Sokol
                                           Title: Chairman and Chief
                                                  Executive Officer


                                        MAVERICK REINCORPORATION SUB, INC.


                                        By: /s/ David L. Sokol
                                           ------------------------------------
                                           Name:  David L. Sokol
                                           Title: Chairman and Chief
                                                  Executive Officer

                             INDEX OF DEFINED TERMS


TERM                                                PAGE
----                                                ----
1935 Act ........................................   I-5
Acquisition Proposal ............................   I-34
affiliate .......................................   I-43
Agreement .......................................   I-1
CalEnergy .......................................   I-11
CalEnergy Benefit Plans .........................   I-11
CalEnergy Common Stock ..........................   I-4
CalEnergy Disclosure Schedule ...................   I-5
CalEnergy Financial Statements ..................   I-8
CalEnergy Joint Venture .........................   I-5
CalEnergy Material Adverse Effect ...............   I-5
CalEnergy Meeting ...............................   I-32
CalEnergy Required Consents .....................   I-6
CalEnergy Required Statutory Approvals ..........   I-7
CalEnergy SEC Reports ...........................   I-7
CalEnergy Share Price ...........................   I-4
CalEnergy Stock Plans ...........................   I-6
CalEnergy Stockholders' Approval ................   I-15
CalEnergy Subsidiary ............................   I-5
Closing .........................................   I-4
Closing Agreement, ..............................   I-10
Closing Date ....................................   I-4
Code ............................................   I-9
Confidentiality Agreement .......................   I-30
Consulting Agreement ............................   I-35
control .........................................   I-43
CSFB ............................................   I-15
Dillon Read .....................................   I-26
Disclosure Schedules ............................   I-33
Dissenting Shares ...............................   I-2
Effective Time ..................................   I-1
Environmental Claim .............................   I-13
Environmental Laws ..............................   I-13
Environmental Permits ...........................   I-14
ERISA ...........................................   I-11
Excess Parachute Payments .......................   I-24
Exchange Act ....................................   I-7
Exchange Agent ..................................   I-3
Exchange Ratio ..................................   I-4
FERC ............................................   I-7
Final Order .....................................   I-36
GAAP ............................................   I-8
Governmental Authority ..........................   I-7
Hazardous Materials .............................   I-13
HSR Act .........................................   I-31
Indemnified Liabilities .........................   I-32
Indemnified Parties .............................   I-32
Indemnified Party ...............................   I-32
Independent Counsel .............................   I-32
Iowa Act ........................................   I-1
IRS .............................................   I-10
Joint Proxy Statement ...........................   I-20

TERM                                                 PAGE
----                                                 ----
Joint Venture ....................................   I-5
Lehman ...........................................   I-15
Liens ............................................   I-5
Merger ...........................................   I-1
Merger Sub .......................................   I-1
MidAmerican ......................................   I-1, I-22
MidAmerican Benefit Plans ........................   I-22
MidAmerican Common Stock .........................   I-1
MidAmerican Disclosure Schedule ..................   I-16
MidAmerican Financial Statements .................   I-19
MidAmerican Joint Venture ........................   I-16
MidAmerican Material Adverse Effect ..............   I-16
MidAmerican Meeting ..............................   I-31
MidAmerican Option Plan ..........................   I-4
MidAmerican Options ..............................   I-4
MidAmerican Required Consents ....................   I-18
MidAmerican Required Statutory Approvals .........   I-18
MidAmerican Rights ...............................   I-2
MidAmerican Rights Agreement .....................   I-26
MidAmerican SEC Reports ..........................   I-19
MidAmerican Stockholders' Approval ...............   I-25
MidAmerican Subsidiary ...........................   I-16
MidAmerican Substitute Option ....................   I-4
MidAmerican Utility ..............................   I-16
MidAmerican Utility Preferred Stock ..............   I-17
Parent ...........................................   I-2
Parent Common Stock ..............................   I-4
PBGC .............................................   I-12
Per Share Amount .................................   I-2
Power Act ........................................   I-18
Purchaser Information ............................   I-8
PURPA ............................................   I-7
Rabbi Trusts .....................................   I-35
Reincorporation ..................................   I-2
Reincorporation Sub ..............................   I-1
Release ..........................................   I-14
Representatives ..................................   I-30
SEC ..............................................   I-7
Securities Act ...................................   I-7
Shares ...........................................   I-1, I-2
Subsidiary .......................................   I-5
Surviving Corporation ............................   I-1
Target Party .....................................   I-40
Tax Return .......................................   I-9
Tax Ruling .......................................   I-10
Taxes ............................................   I-9
Violation ........................................   I-6
Voting Debt ......................................   I-6

                                                                        ANNEX II
[WARBURG DILLION READ LOGO]

September 25, 1998

The Board of Directors
MidAmerican Energy Holdings Company
666 Grand Avenue
Des Moines, Iowa 50309


Gentlemen and Ladies:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of MidAmerican Energy Holdings Company (the "Company") Common Stock, of the Consideration (as defined hereafter) to be received pursuant to the Agreement and Plan of Merger, dated August 11, 1998 (the "Agreement") by and among the Company, CalEnergy Company, Inc. ("CE"), MAVH Inc. ("MAVH"), a subsidiary of CE and Reincorporation Sub, Inc. ("Reincorporation Sub") pursuant to which CE will be merged into Reorganization Sub to effectuate the reincorporation of CE in the state of Iowa and MAVH shall be merged with and into the Company, the separate corporate existence of MAVH shall cease and the Company shall continue as the surviving corporation (the "Transaction"). CE's name will be changed to MidAmerican Energy Holdings Company. Under terms of the Agreement, each issued and outstanding share of Company common stock, no par value, together with associated purchase rights, will be converted into the right to receive $27.15 in cash (the "Consideraion").

In arriving at our opinion, we have, among other things: (i) reviewed certain business and historical financial information relating to the Company, (ii) reviewed certain financial forecasts and other data provided to us by the Company, (iii) conducted discussions with members of the senior management of the Company with respect to the business and prospects of the Company, (iv) reviewed publicly available financial and stock market data of utilities which are, in our opinion, generally comparable to the Company, (v) reviewed the financial terms of certain transactions involving electric utilities which are, in our opinion, generally comparable to the Company, (vi) analyzed the value of the Company based upon a discounted cash flow analysis, (vii) reviewed the Agreement, and (viii) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.

In connection with our review, at your direction, we have not assumed any responsibility for independent verification of any of the foregoing information and have, with your consent, relied on its being complete and accurate in all material respects. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or any of its subsidiaries, nor have we been furnished with any such evaluation or appraisal. Further, we were not requested by the Company to, nor at any time did we, solicit interest in the Company from other potentially interested third parties. With respect to the financial forecasts referred to above, we have, at your direction, assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the future financial performance of the Company and that those estimates would be materially achieved in the amounts and times stated therein. Further, our opinion is based on economic, monetary and market conditions existing on the date hereof.

Warburg Dillon Read and its predecessors have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction, for which we will receive a fee. In the ordinary course of business, we have traded the debt and equity securities of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

In rendering this opinion, we are not making any recommendation to the stockholders of the Company on how to vote with respect to the Transaction or whether to accept the Consideration.

Based upon and subject to the foregoing, we are of the opinion, as of the date hereof, that the Consideration to be received by the holders of Company common stock is fair, from a financial point of view, to the holders of the Company's common stock.

Very truly yours,





WARBURG DILLON READ LLC



                                      II-1
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


                                                                      ANNEX III

[CREDIT SUISSE FIRST BOSTON CORPORATION LOGO]

September 25, 1998

Board of Directors
CalEnergy Company, Inc.
302 South 36th Street, Suite 400
Omaha, Nebraska 68131

Members of the Board:

You have asked us to advise you with respect to the fairness to CalEnergy Company, Inc. ("CalEnergy") from a financial point of view of the consideration to be paid by CalEnergy pursuant to the terms of the Agreement and Plan of Merger, dated as of August 11, 1998 (the "Merger Agreement"), among CalEnergy, MidAmerican Energy Holdings Company ("MidAmerican"), Maverick Reincorporation Sub, Inc., a wholly owned subsidiary of CalEnergy, and MAVH Inc., a wholly owned subsidiary of CalEnergy ("Merger Sub"). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into MidAmerican (the "Merger") pursuant to which each outstanding share of the common stock, no par value, of MidAmerican (the "MidAmerican Common Stock") will be converted into the right to receive $27.15 in cash, without interest (the "Merger Consideration").

In arriving at our opinion, we have reviewed the Merger Agreement and certain publicly available business and financial information relating to CalEnergy and MidAmerican. We have also reviewed certain other information, including financial forecasts, provided to or discussed with us by CalEnergy and MidAmerican, and have met with the managements of CalEnergy and MidAmerican to discuss the businesses and prospects of CalEnergy and MidAmerican. We have also considered certain financial data of CalEnergy and certain financial and stock market data of MidAmerican and have compared such data relating to MidAmerican with similar data for other publicly held companies in businesses similar to MidAmerican, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects. With respect to the financial forecasts, you have informed us, and we have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of CalEnergy and MidAmerican as to the future financial performance of CalEnergy and MidAmerican and the best currently available estimates and judgments of the management of CalEnergy as to the cost savings and other potential synergies (including the amount, timing and achievability thereof) anticipated to result from the Merger. We also have assumed, with your consent and based upon the views of management of, and regulatory counsel for, CalEnergy, that in the course of obtaining the necessary regulatory and governmental approvals for the proposed Merger, no restriction will be imposed that will have a material adverse effect on the contemplated benefits of the Merger. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of CalEnergy or MidAmerican, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon information available to us, and financial, economic, market and other conditions as they exist and can be evaluated, on the date hereof.

                                     III-1

Board of Directors
CalEnergy Company, Inc.
September 25, 1998
Page 2

We have acted as financial advisor to CalEnergy in connection with the Merger and will receive a fee for such services, a significant portion of which is contingent upon the consummation of the Merger. We have in the past provided, and are currently providing, financial services to CalEnergy unrelated to the proposed Merger, for which services we have received and will receive compensation. We also are participating in the financing of the Merger, for which services we have received and will receive compensation. In the ordinary course of business, Credit Suisse First Boston and its affiliates may actively trade the debt and equity securities of both CalEnergy and MidAmerican for their own accounts and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.


It is understood that this letter is for the information of the Board of Directors of CalEnergy in connection with its evaluation of the Merger, does not constitute a recommendation to any stockholder as to how such stockholder should vote on any matter relating to the proposed Merger, and is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without our prior written consent.


Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid by CalEnergy in the Merger is fair to CalEnergy from a financial point of view.


Very truly yours,


CREDIT SUISSE FIRST BOSTON CORPORATION

                                     III-2

                                                                        ANNEX IV

                       [LEHMAN BROTHERS INC. LETTERHEAD]

                                                              September 25, 1998

Board of Directors
CalEnergy Company, Inc.
302 South 36th Street, Suite 400
Omaha, Nebraska 68131

Members of the Board:

     We understand that CalEnergy Company, Inc. ("CalEnergy" or the "Company") intends to acquire all the issued and outstanding capital stock of MidAmerican Energy Holdings Company ("MEC") pursuant to a merger of MEC with a wholly-owned subsidiary of the Company in which each share of outstanding common stock of MEC will be converted into the right to receive $27.15 in cash (the "Proposed Transaction"). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger among CalEnergy Company, Inc., Maverick Reincorporation Sub, Inc., MidAmerican Energy Holdings Company and MAVH INC. (the "Agreement").

     We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company of the consideration to be paid by CalEnergy in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction.

     In arriving at our opinion, we reviewed and analyzed: (1) the Agreement and the specific terms of the Proposed Transaction, (2) publicly available information concerning the Company and MEC that we believe to be relevant to our analysis, (3) financial and operating information with respect to the business, operations and prospects of the Company and MEC, as furnished to us by the Company and MEC, respectively, (4) a trading history of MEC's common stock over the past twelve months and a comparison of that trading history with those of other companies that we deemed relevant, (5) a comparison of the historical financial results and present financial condition of MEC with those of other companies that we deemed relevant, (6) the potential pro forma impact of the Proposed Transaction on the Company, including the cost savings and other strategic benefits expected by the management of the Company to result from a combination of the businesses of CalEnergy and MEC, and (7) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant. In addition, we have had discussions with the managements of the Company and MEC concerning their respective businesses, operations, assets, financial conditions and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

     In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of the Company and MEC that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of the Company and MEC, upon advice of the Company and MEC, as the case may be, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of the Company and MEC as to the future financial performance of the Company and MEC, respectively. We have relied on such projections in arriving at our opinion. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of MEC and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company or MEC. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

     Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be paid by the Company in the Proposed Transaction is fair to the Company.

     We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have performed various investment banking services for the Company in the past and have received customary fees for such services. In the ordinary course of our business, we actively trade in the debt and equity securities of the Company and the debt securities of MEC for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.


     This opinion is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to whether to approve or disapprove of the Proposed Transaction.


                                          Very truly yours,


                                          LEHMAN BROTHERS INC.

                                                                        ANNEX V


         IOWA BUSINESS CORPORATION ACT -- DISSENTERS' RIGHTS PROVISIONS

                                 DIVISION XIII

                              DISSENTERS' RIGHTS

                                    PART A

                    490.1301 DEFINITIONS FOR DIVISION XIII.

In this division:

     1. "Beneficial shareholders" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

     2. "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     3. "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 490.1302 and who exercises that right when and in the manner required by sections 490.1320 through 490.1328.

     4. "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     5. "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     6. "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     7. "Shareholder" means the record shareholder or the beneficial shareholder.


                   490.1302 SHAREHOLDERS' RIGHT TO DISSENT.

     1. A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     a. Consummation of a plan of merger to which the corporation is a party if either of the following apply:

     (1) Shareholder approval is required for the merger by section 490.1103 or the articles of incorporation and the shareholder is entitled to vote on the merger.

     (2) The corporation is a subsidiary that is merged with its parent under section 490.1104.

     b. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

     c. Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

     d. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it does any or all of the following:

     (1) Alters or abolishes a preferential right of the shares.

     (2) Creates alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

     (3) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities.

     (4) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

     (5) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 490.604.

     (6) Extends, for the first time after being governed by this chapter, the period of duration of a corporation organized under chapter 491 or 496A and existing for a period of years on the day preceding the date the corporation is first governed by this chapter.

     e. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     2. A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter is not entitled to challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


              490.1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     1. A record shareholder may assert dissenters' rights as to fewer than all the shares registered in that shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

     2. A beneficial shareholder may assert dissenters' rights as to shares held on the shareholder's behalf only if the shareholder does both of the following:

     a. Submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights.

     b. Does so with respect to all shares of which the shareholder is the beneficial shareholder or over which that beneficial shareholder has power to direct the vote.


                                     PART B

                    490.1320 NOTICE OF DISSENTERS' RIGHTS.

     1. If proposed corporate action creating dissenters' rights under section
490.1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this part and be accompanied by a copy of this part.

     2. If corporate action creating dissenters' rights under section 490.1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 490.1322.


                 490-1321 NOTICE OF INTENT TO DEMAND PAYMENT.

     1. If proposed corporate action creating dissenters' rights under section
490.1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must do all of the following:

     a. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated.

     b. Not vote the dissenting shareholder's shares in favor of the proposed action.

     2. A shareholder who does not satisfy the requirements of subsection 1, is not entitled to payment for the shareholder's shares under this part.


                         490.1322 DISSENTERS' NOTICE.

     1. If proposed corporate action creating dissenters' rights under section
490.1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 490.1321.

     2. The dissenters' notice must be sent no later than ten days after the proposed corporate action is authorized at a shareholders' meeting, or, if the corporate action is taken without a vote of the shareholders, no later than ten days after the corporate action is taken, and must do all of the following:

     a. State where the payment demand must be sent and where and when certificates for certificated shares must be deposited.

     b. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

     c. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date.

     d. Set a date by which the corporation must receive the payment demand, which date shall not be fewer than thirty nor more than sixty days after the date the dissenters' notice is delivered.

     e. Be accompanied by a copy of this division.


                       490.1323 DUTY TO DEMAND PAYMENT.

     1. A shareholder sent a dissenter's notice described in section 490.1322 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice pursuant to section 490.1322, subsection 2, paragraph "c", and deposit the shareholder's certificates in accordance with the terms of the notice.

     2. The shareholder who demands payment and deposits the shareholder's shares under subsection 1 retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.


     3. A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this division.


                         490.1324 SHARE RESTRICTIONS.

     1. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 490.1326.

     2. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.



                               490.1325 PAYMENT.

     1. Except as provided in section 490.1327, at the time the proposed corporate action is taken, or upon receipt of a payment demand, whichever occurs later, the corporation shall pay each dissenter who complied with section 490.1323 the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     2. The payment must be accompanied by all of the following:

     a. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any.

     b. A statement of the corporation's estimate of the fair value of the shares.

     c. An explanation of how the interest was calculated.

     d. A statement of the dissenter's right to demand payment under section 490.1328.

     e. A copy of this division.


                       490.1326 FAILURE TO TAKE ACTION.

     1. If the corporation does not take the proposed action within one hundred eighty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     2. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 490.1322 as if the corporate was taken without a vote of the shareholders and repeat the payment demand procedure.


                        490.1327 AFTER-ACQUIRED SHARES.

     1. A corporation may elect to withhold payment required by section
490.1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     2. To the extent the corporation elects to withhold payment under subsection 1, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under section 490.1328.


     490.1328 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     1. A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under section 490.1325, or reject the corporation's offer under section 490.1327 and demand payment of the fair value of the dissenter's shares and interest due, if any of the following apply:

     a. The dissenter believes that the amount paid under section 490.1325 or offered under section 490.1327 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated.

     b. The corporation fails to make payment under section 490.1325 within sixty days after the date set for demanding payment.

     c. The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     2. A dissenter waives the dissenter's right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection 1 within thirty days after the corporation made or offered payment for the dissenter's shares.

                                    PART C

                            490.1330 COURT ACTION.


     1. If a demand for payment under section 490.1328 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. The corporation shall commence the proceeding in the district court of the county where a corporation's principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     3. The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter made a party to the proceeding is entitled to judgment for either of the following:

     a. The amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation.

     b. The fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 490.1327.


                    490.1331 COURT COSTS AND COUNSEL FEES.

     1. The court in an appraisal proceeding commenced under section 4901330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 490.1328.

     2. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, for either of the following:

     a. Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 490.1320 through 490.1328.

     b. Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.


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

                                                                        ANNEX VI


                             AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                      MAVERICK REINCORPORATION SUB, INC.1

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

     Pursuant to the provisions of Sections 490.1007, 1101 and 1103 of the Iowa Business Corporation Act (the "Act"), the undersigned corporation hereby adopts the following Amended and Restated Articles of Incorporation ("Articles of Incorporation"):


                                   ARTICLE I

     The name of the corporation is "Maverick Reincorporation Sub, Inc." (hereinafter sometimes called the "Corporation") and its registered office shall be located at 666 Grand Avenue, Des Moines, Iowa 50309 with the right to establish and maintain branch offices at such other points within and without the State of Iowa as the Board of Directors of the Corporation (the "Board of Directors") may, from time to time, determine. The name of the Corporation's registered agent at such registered office is John A. Rasmussen, Jr., General Counsel.


                                  ARTICLE II

     The nature of the business or purposes to be conducted or promoted is to engage in any or all lawful act or activity for which a corporation may be incorporated under the Act.


                                  ARTICLE III

     A. The aggregate number of shares which the Corporation shall have authority to issue is 180,000,000 shares of Common Stock, no par value ("Common Stock"), and 2,000,000 shares of Preferred Stock, no par value ("Preferred Stock").

     B. The shares of authorized Common Stock shall be identical in all respects and shall have equal rights and privileges. For all purposes, each registered holder of Common Stock shall, at each meeting of shareholders, be entitled to one vote for each share of Common Stock held, either in person or by proxy duly authorized in writing. Except to the extent required by law or as permitted by these Articles of Incorporation, as amended from time to time, the registered holders of the shares of Common Stock shall have exclusive voting rights.

     C. The Board of Directors, at any time or from time to time, may, and is hereby authorized to, issue and dispose of any of the authorized and unissued shares of Common Stock and any treasury shares for such kind and amount of consideration and to such persons, firms or corporations, as may be determined by the Board of Directors, subject to any provisions of law then applicable. The holders of Common Stock shall have no preemptive rights to acquire or subscribe to any shares, or securities convertible into shares, of Common Stock.

     D. The Board of Directors, at any time or from time to time may, and is hereby authorized to, divide the authorized and unissued shares of Preferred Stock into one or more classes or series and in connection with the creation of any class or series to determine, in whole or in part, to the full extent now or hereafter permitted by law, by adopting one or more articles of amendment to the Articles of Incorporation providing for the creation thereof, the designation, preferences, limitations and relative rights of such class or series, which may provide for special, conditional or limited voting rights, or no


----------
1 Immediately after the Effective Time, Articles of Amendment to these Amended and Restated Articles of Incorporation will be filed to change the name of the corporation to "MidAmerican Energy Holdings Company."

rights to vote at all, and to issue and dispose of any of such shares and any treasury shares for such kind and amount of consideration and to such persons, firms or corporations, as may be determined by the Board of Directors, subject to any provisions of law then applicable.

     E. The Board of Directors, at any time or from time to time may, and is hereby authorized to, create and issue, whether or not in connection with the issue and sale of any shares of its Common Stock, Preferred Stock or other securities of the Corporation, warrants, rights and/or options entitling the holders thereof to purchase from the Corporation any shares of its Common Stock, Preferred Stock or other securities of the Corporation. Such warrants, rights, or options shall be evidenced by such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration) at or within which, and the price or prices (which shall be not less than the minimum amount prescribed by law, if any) at which any such shares or other securities may be purchased from the Corporation upon the exercise of any such warrant, right or option shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, if any, and to such persons, firms or corporations, as the Board of Directors may determine.

     F. The Corporation may authorize the issue of some or all of the shares of any or all of the classes of its capital stock without certificates.

     G. The Corporation shall not be required to issue certificates representing any fraction or fractions of a share of stock of any class but may issue in lieu thereof one or more non-dividend bearing and non-voting scrip certificates in such form or forms as shall be approved by the Board of Directors, each scrip certificate representing a fractional interest in one share of stock of any class. Such scrip certificates upon presentation together with similar scrip certificates representing in the aggregate an interest in one or more full shares of stock of any class shall entitle the holders thereof to receive one or more full shares of stock of such class. Such scrip certificates may contain such terms and conditions as shall be fixed by the Board of Directors and may become void and of no effect after a period to be determined by the Board of Directors and to be specified in such scrip certificates.

     H. The Corporation shall be entitled to treat the person in whose name any share of Common Stock or Preferred Stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any person, whether or not the Corporation shall have notice thereof except as may be expressly provided otherwise by the laws of the State of Iowa.


                                  ARTICLE IV

   The term of corporate existence of the Corporation shall be perpetual.


                                   ARTICLE V

     A. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors. The number of directors of the Corporation shall be fixed in accordance with the Bylaws but shall be no less than three and no greater than sixteen, and such number may be increased or decreased within such range from time to time in accordance with the Bylaws, but no decrease shall have the effect of shortening the term of any incumbent director. Directors shall be elected by the shareholders at each annual meeting of the Corporation as specified herein and in the Bylaws. The directors shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1999 annual meeting of shareholders, the term of office of the second class to expire at the 2000 annual meeting and the term of office of the third class to expire at the 2001 annual meeting of shareholders.

     B. Each director shall hold office until his or her successor shall have been duly elected and qualified or until his or her prior death, retirement, resignation or removal. At each annual meeting of shareholders following the initial classification and election of directors,
(i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created. Should a vacancy occur or be created, whether arising through death, resignation or removal of a director or through an increase in the number of directors, such vacancy shall be filled solely by a majority vote of the remaining directors though less than a quorum of the Board of Directors. A director so elected to fill a vacancy shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which such director has been elected expires.


     C. Any director or the entire Board of Directors may be removed only for cause as set forth in this paragraph C. Removal of a director for cause must be approved by the affirmative vote of a majority of the Board or Directors at any meeting or by the holders of shares of capital stock of the Corporation having at least sixty-six and two-thirds percent (66 2/3%) of the votes of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, only at a meeting of shareholders called for the purpose of removing the director and after notice stating that the purpose, or one of the purposes, of the meeting is removal of the director.


     D. The Board of Directors, by a vote of a majority of the entire Board, may appoint from the directors an executive committee and such other committees as they may deem judicious; and to such extent as shall be provided in the resolution of the Board or in the Bylaws, may delegate to such committees all or any of the powers of the Board of Directors which may be lawfully delegated, and such committees shall have and thereupon may exercise all or any of the powers so delegated to them. The Board of Directors or the Bylaws may provide the number of members necessary to constitute a quorum of any committee and the number of affirmative votes necessary for action by any committee.


     E. The Board of Directors shall elect such officers of the Corporation as specified in the Bylaws. All vacancies in the offices of the Corporation shall be filled by the Board of Directors. The Board of Directors shall also have authority to appoint such other managing officers and agents as they may from time to time determine.


                                  ARTICLE VI


     Special meetings of shareholders of the Corporation may be called at any time by each of the Chairman of the Board of Directors, the Chief Executive Officer and the President, by the Board of Directors and by the holders of at least fifty percent (50%) of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, on at least ten days' notice to each shareholder entitled to vote at the special meeting, specifying the time, place and purpose or purposes of the special meeting.


                                  ARTICLE VII


   The private property of the shareholders of the Corporation shall be exempt from all corporate debts.


                                 ARTICLE VIII


     The Board of Directors may adopt Bylaws, and from time to time may alter, amend or repeal any Bylaws; but any Bylaws adopted by the Board of Directors may be altered or repealed by the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors at any annual meeting or at any special meeting provided notice of such proposed alteration or repeal be included in the notice of meeting.

                                  ARTICLE IX

     A. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability:

       (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders; or

     (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or

       (iii) for any transaction from which the director derives an improper personal benefit; or

       (iv) under Section 490.833, or a successor provision, of the Act.

     B. If, after the date these Articles of Incorporation are filed with the Iowa Secretary of State, the Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be deemed eliminated or limited to the fullest extent permitted by the Act, as so amended. Any repeal or modification of Section A or this Section B of this Article IX, by the shareholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                   ARTICLE X

     A. Each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative or arbitration and whether formal or informal ("proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or employee, of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Act permitted the Corporation to provide prior to such amendment), against all reasonable expenses, liability and loss (including without limitation attorneys' fees, all costs, judgments, fines, Employee Retirement Income Security Act excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director, officer or employee in his or her capacity as a director, officer or employee (and not in any other capacity in which service was or is rendered by such person while a director, officer or employee including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of (i) a written undertaking, by or on behalf of such director, officer or employee, to repay all amounts so advanced if it should be determined ultimately that such director, officer or employee is not entitled to be indemnified under this Article X or otherwise, or (ii) a written affirmation by or on behalf of such director, officer or employee that, in such person's good faith belief, such person has met the standards of conduct set forth in the Act.

     B. If a claim under Section A is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action that the claimant has not met the standards of conduct which make it permissible under the Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Act, shall not be a defense to the action or create a presumption that the claimant had not met the applicable standard of conduct.


     C. Indemnification provided hereunder shall, in the case of the death of the person entitled to indemnification, inure to the benefit of such person's heirs, executors or other lawful representatives. The invalidity or unenforceability of any provision of this Article X shall not affect the validity or enforceability of any other provision of this Article X.


     D. Any action taken or omitted to be taken by any director, officer or employee in good faith and in compliance with or pursuant to any order, determination, approval or permission made or given by a commission, board, official or other agency of the United States or of any state or other governmental authority with respect to the property or affairs of the Corporation or any such business corporation, not-for-profit corporation, joint venture, trade association or other entity over which such commission, board, official or agency has jurisdiction or authority or purports to have jurisdiction or authority shall be presumed to be in compliance with the standard of conduct set forth in Section 490.851 (or any successor provision) of the Act whether or not it may thereafter be determined that such order, determination, approval or permission was unauthorized, erroneous, unlawful or otherwise improper.


     E. Unless finally determined, the termination of any litigation, whether by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the action taken or omitted to be taken by the person seeking indemnification did not comply with the standard of conduct set forth in Section 490.851 (or any successor provision) of the Act.


     F. The rights conferred on any person by this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.


     G. The Corporation may maintain insurance, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Act.


                                  ARTICLE XI


     Any action required or permitted to be taken by the shareholders of the Corporation must be effected at an annual or special meeting of shareholders of the Corporation and may not be effected by any consent in writing by such shareholders.


                                  ARTICLE XII


     Any amendment, alteration, change or repeal of Article VA, VB, VC, VI, VIII, XI or this Article XII of these Articles of Incorporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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

                                                                       ANNEX VII


                          AMENDED AND RESTATED BYLAWS
                                      OF
                      MAVERICK REINCORPORATION SUB, INC.1
                             (an Iowa Corporation)


                                   ARTICLE I.


                                   OFFICES.

     Section 1. Principal Office. The principal office of the Corporation shall be in the City of Des Moines, Polk County, Iowa. The Corporation may also have an office or offices at such other place or places either within or without the State of Iowa as the Board of Directors from time to time determines or the business of the Corporation may require.

     Section 2. Registered Office. The registered office of the Corporation required by the Iowa Business Corporation Act to be maintained in the State of Iowa may be, but need not be, the same as the principal office of the Corporation in the State of Iowa, and the address of the registered office may be changed from time to time by the Board of Directors.


                                  ARTICLE II.


                            SHAREHOLDERS' MEETINGS.

     Section 1. Place. All meetings of the shareholders shall be held in such place as may be ordered by the Board of Directors.

     Section 2. Annual Meetings. The annual meeting of shareholders shall be held on such day in the month of May in each year and at such time as shall be selected by the Chairman of the Board, or, failing such selection, by the Board of Directors, when the shareholders shall elect the Board of Directors as provided in the Articles of Incorporation and these bylaws and transact such other business as may properly be brought before the meeting. The Board of Directors may, in its discretion, change the date or time, or both, of the annual meeting of shareholders.

     Only such business shall be conducted at an annual meeting of shareholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting, it must be: (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or the Chairman of the meeting or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before the meeting by a shareholder, the shareholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid to the Secretary of the Corporation (a) not later than 120 days in advance of such meeting or (b) if less than 120 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to shareholders, not later than the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth as to each item of business the shareholder proposes to bring before the meeting (1) a brief description of such item and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the Corporation's records, of the shareholder proposing such business, (3) the class and number of shares of stock of the Corporation which are beneficially owned by the shareholder (for purposes of the regulations under Sections 13 and 14 of the Securities Exchange Act of 1934, as amended) and (4) any material interest of the shareholder in such business. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph. The Chairman of the meeting at which any


----------
1 Immediately after the Effective Time, the name of the corporation will be changed to "MidAmerican Energy Holdings Company."


                                     VII-1
business is proposed by a shareholder shall, if the facts warrant, determine and declare to the meeting that such business was not properly brought before the meeting in accordance with the provisions of this paragraph and, in such event, the business not properly before the meeting shall not be transacted.

     Section 3. Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called by each of the Chairman of the Board of Directors (if there be one), the Chief Executive Officer and the President by the Board of Directors and by the holders of at least fifty percent (50%) of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting (under such conditions as are prescribed in these bylaws).

     Section 4. Notice. Notice, in accordance with the Iowa Business Corporation Act, stating the place, day and hour of the annual meeting and of any special meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given so that it is effective not less than ten (10) nor more than sixty (60) days before the date of the meeting, by or at the direction of the President, or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

     Section 5. Right to Vote. Except as provided in Sections 8 and 9 of this
Article II, only shareholders owning shares of stock of a class entitled to vote as required by the Iowa Business Corporation Act or as provided in the Articles of Incorporation of record on the books of the Corporation on the day fixed by the Board of Directors for the closing of the stock transfer books of the Corporation prior to any meeting of the shareholders, or, if the stock transfer books be not closed, of record on the books of the Corporation at the close of business on the day fixed by the Board of Directors as the record date for the determination of the shareholders entitled to vote at such meeting, shall be entitled to notice of and shall have the right to vote (either in person or by proxy) at such meeting.

     Section 6. Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, seventy (70) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. Except as provided in the Articles of Incorporation establishing one or more classes or series of Preferred Stock, if the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is mailed, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 6, such determination shall apply to any adjournment thereof, except that the Board of Directors must fix a new record date if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

     Section 7. Voting Lists. The officer having charge of the stock transfer books for shares of stock of the Corporation shall make a complete list of the shareholders entitled to vote at a meeting of shareholders or any adjournment thereof, arranged in alphabetical order and by voting group and within each voting group by class or series of shares, with the registered address of and the number of shares held by each, which list shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours beginning two business days after notice of such meeting is given for which such list was prepared. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder at any time during the meeting or any adjournment thereof. The original stock transfer books shall be prima


                                     VII-2
facie evidence as to the identity of the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section 7 shall not affect the validity of any action taken at any such meeting.

     Section 8. Voting of Shares by Certain Holders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares held by a person who is an administrator, executor, guardian or conservator may be voted by such person, either in person or by proxy, without the transfer of such shares into the name of such person. Shares standing in the name of a trustee may be voted by such trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the name of such trustee.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the name of such receiver if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     On and after the date on which written notice of redemption of redeemable shares has been given to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

     Shares of the Corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, and the Corporation owns, directly or indirectly, a majority of the shares entitled to vote for the election of directors of such second corporation, nor shall any such shares be counted in determining the total number of outstanding shares at any given time.

     At all meetings of shareholders, a shareholder may vote either in person or by proxy appointment form executed in writing by the shareholder or by the duly authorized attorney-in-fact of such shareholder. Such proxy appointment and any revocation thereof shall be filed with the Secretary of the Corporation. No proxy appointment shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     Section 9. Proxies. When a valid proxy appointment form is filed with the Secretary of the Corporation, the proxy named therein (or the duly appointed substitute of such proxy, if the proxy appointment permits the appointment of a substitute) shall be entitled to enter and be present at the shareholders' meeting designated in the proxy appointment, and to exercise the power granted to such proxy under such proxy appointment, notwithstanding that the shareholder who gave the proxy appointment is personally present at the meeting, unless and until such proxy appointment is revoked by a written instrument of revocation, stating the time and date of revocation of the proxy appointment, duly signed by the shareholder who executed the proxy appointment, and filed with the Secretary of the Corporation at or prior to the meeting. Subject to any express limitation or restriction in any such proxy appointment contained, a vote, consent or action taken by a proxy prior to revocation thereof, as hereinbefore provided, shall be valid and binding on the shareholder who gave the proxy appointment. Each proxy appointment, and also each instrument of revocation thereof, shall be retained by the Secretary of the Corporation as required by regulatory authorities.

     Section 10. Quorum. The holders of a majority of the votes of the shares entitled to vote thereat, represented in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders except as otherwise provided by the Iowa Business Corporation Act, the Articles of


                                     VII-3

Incorporation or these bylaws. The holders of a majority of the votes of the shares present in person or by proxy at any meeting and entitled to vote thereat shall have power successively to adjourn the meeting to a specified date whether or not a quorum be present. If there are no shareholders entitled to vote thereat present in person or by proxy, any officer of the Corporation may adjourn the meeting. The time and place to which any such adjournment is taken shall be publicly announced at the meeting, and no further notice thereof shall be necessary. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

     Section 11. Manner of Voting. Upon demand of any shareholder entitled to vote thereon, the vote on any question before the meeting shall be by ballot. If a quorum is present, the affirmative vote of the holders of a majority of the votes of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Iowa Business Corporation Act or the Articles of Incorporation.

     Section 12. Officers of the Meeting-Powers. The Chairman of the Board of Directors (if there be one) or, in the absence of the Chairman of the Board, the President of the Corporation, or in the absence of the Chairman of the Board and the President, a Vice President, shall call meetings of the shareholders to order and shall act as chairman thereof. The Board of Directors may appoint any shareholder to act as chairman of any meeting in the absence of the Chairman of the Board of Directors, the President and any Vice President, and in the case of the failure of the Board to appoint a chairman, the shareholders present at the meeting shall elect a chairman who shall be either a shareholder or a proxy of a shareholder.

     The Secretary of the Corporation shall act as secretary at all meetings of shareholders. In the absence of the Secretary at any meeting of shareholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 13. Power of Chairman. The order of business at all shareholders' meetings shall be as determined by the chairman of the meeting. The chairman of any shareholders' meeting shall have power to determine the eligibility of votes, and may reject votes, whether cast in person or by proxy, as irregular, unauthorized, or not cast in accordance with the Articles of Incorporation or these bylaws. The decisions of such chairman as to such matters shall be final unless challenged from the floor, immediately after being announced and overruled by the vote of the holders of a majority of the votes of the shares represented at the meeting. Such chairman may appoint inspectors of election to count ballots, whenever voting is by ballot. Such chairman shall have power to order any unauthorized persons to leave the meeting and to enforce such orders, and shall have and exercise all power and authority, and perform all duties customarily possessed and performed by the presiding officer of such a meeting.



                                  ARTICLE III.


                              BOARD OF DIRECTORS.

     Section 1. Powers. The business and affairs of the Corporation shall be managed by the Board of Directors.

     Section 2. Number and Qualification of Directors. The number of directors shall be fixed by resolution of the Board of Directors within the range established in the Articles of Incorporation, and the number of directors may be increased or decreased and fixed from time to time by resolution of the Board of Directors within such range, provided no decrease shall have the effect of shortening the term of any incumbent director. A director may but need not be a shareholder or a resident of the State of Iowa. Each director shall be elected to serve until the end of his or her term and until the successor of such director shall be elected or appointed as provided in Section 4 of this Article III, and shall have qualified.

     Section 3. Nominations. Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder entitled to vote in the election of directors generally. However, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice


                                     VII-4
of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (a) with respect to an election to be held at an annual meeting of shareholders, 120 days in advance of such meeting, and (b) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Section 4. Vacancies. In accordance with Article V of the Articles of Incorporation, if a vacancy in the Board of Directors shall occur, a majority of the remaining directors, though less than a quorum, may appoint a director to fill such vacancy, who shall hold office for the unexpired term of the directorship in respect of which such vacancy occurred or for the full term of any new directorship caused by any increase in the number of members.

     Section 5. Place of Meetings. The Board of Directors may hold its meetings, regular or special, within or without the State of Iowa at such place or places as it may from time to time determine, or as may be specified in the notice of the meeting.

     Section 6. Time and Place of Meetings. Regular meetings of the Board of Directors shall be held, without notice other than this bylaw, after each annual meeting of shareholders on the same day and at the same place where such annual meeting shall be held. The Chairman of the Board of Directors (if there be one) or the President may direct a different date, time or place for the holding of a regular meeting and the Secretary shall advise the directors of any such change at least three days in advance of the meeting date in the manner provided in Section 8 of this Article III. Additional regular meetings of the Board of Directors shall be held at such time and place as the Board may determine. Notice of regular meetings of the Board need not be given except as otherwise required by the Iowa Business Corporation Act, the Articles of Incorporation or these bylaws.

     Section 7. Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called by the Chairman of the Board of Directors (if there be one), by the President or by a majority of the members of the Board, and shall be held at such place as may be fixed by the person or persons calling such meeting and as shall be specified in the notice of such meeting. The Secretary or an assistant secretary shall give not less than twenty-four (24) hours notice of the date, time and place of each such meeting to each director in the manner provided in Section 8 of this Article III. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice given, or waiver of notice obtained, of such meeting as provided in Section 8 or 9, as the case may be, of Article III.

     Section 8. Manner of Giving Notice of Meetings. Notice of any special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) may be given to any director by telephone, facsimile or by telegram addressed to such director at such address as last appears in the records of the Secretary of the Corporation or by mail by depositing the same in the post office or letter box in a postpaid, sealed envelope addressed to such director at such address or by placing with a courier or delivery service with instructions for express delivery to such director at such address.

     It shall be the duty of every director to furnish the Secretary of the Corporation with the post office address of such director and to notify the Secretary of any change therein.


                                     VII-5

     Section 9. Waiver of Notice. Whenever any notice is required to be given to directors under the provisions of the Iowa Business Corporation Act or of the Articles of Incorporation or these bylaws, a waiver thereof in writing signed by the director entitled to such notice, whether before, at or after the time stated therein, shall be deemed equivalent thereto. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     Section 10. Quorum. At all meetings of the Board of Directors, a majority of the number of directors fixed by resolution of the Board of Directors in accordance with Article III, Section 2 of these bylaws shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by the Iowa Business Corporation Act or by the Articles of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of directors, the director or directors present may adjourn the meeting to a specified time, without notice other than announcement at the meeting.

     Section 11. Conduct of Meetings. The Chairman of the Board of Directors (if there be one) or, in the absence of the Chairman of the Board, the President of the Corporation shall act as the presiding officer at Board of Director meetings, and the Secretary or an assistant secretary of the Corporation shall act as the secretary of the meeting. In the absence of the Chairman of the Board of Directors (if there be one) and the President, the Board of Directors may appoint a director to act as the presiding officer. The presiding officer at Board of Director meetings shall be entitled to vote as a director on all questions.

     Minutes of all meetings of the Board of Directors shall be permanently kept by the Secretary, and all minutes shall be signed by the secretary of the meeting.

     The Board of Directors shall have power to formulate rules and regulations governing the conduct of Board of Director meetings and the procedure thereat.

     Section 12. Executive and Other Committees. The Board of Directors may, by resolution adopted by a majority of the number of directors fixed in accordance with Article III, Section 2 of these bylaws, designate from among its members an executive committee, and one or more other committees, each of which, to the extent provided in such resolution and permitted by the Iowa Business Corporation Act, shall have and may exercise all the authority of the Board of Directors. Any such executive committee shall consist of the Chairman of the Board (if any) and such other members of the Board as shall be appointed pursuant to the immediately preceding sentence. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     Unless otherwise provided by resolution of the Board of Directors, a quorum of each such committee shall consist of a majority of its members, and if a quorum is present when a vote is taken, the affirmative vote of a majority of the members present shall be the act of such committee. A majority of any committee may fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Article III, Section 8. Each committee shall keep written minutes of its proceedings and shall report such minutes to the Board when required. The Board shall have the power at any time to fill vacancies in, to change the membership of, or dissolve any committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

     Section 13. Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors. Any director may serve the Corporation in any other capacity and receive compensation therefor.

     Section 14. Indemnification of Directors, Officers and Employees.

     (a) Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative


                                     VII-6
or arbitration and whether formal or informal ("proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Iowa Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Iowa Business Corporation Act permitted the Corporation to provide prior to such amendment), against all reasonable expenses, liability and loss (including, without limitation, attorneys' fees, all costs, judgments, fines, Employee Retirement Income Security Act excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, the payment of such expenses incurred by a director, officer or employee in his or her capacity as a director, officer or employee (and not in any other capacity in which service was or is rendered by such person while a director, officer or employee including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of (i) a written undertaking, by or on behalf of such director, officer or employee to repay all amounts so advanced if it should be determined ultimately that such director, officer or employee is not entitled to be indemnified under this Section or otherwise, or (ii) a written affirmation by or on behalf of such director, officer or employee that, in such person's good faith belief, such person has met the standards of conduct set forth in the Iowa Business Corporation Act.

     (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action that the claimant has not met the standards of conduct which make it permissible under the Iowa Business Corporation Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Iowa Business Corporation Act, shall not be a defense to the action or create a presumption that claimant had not met the applicable standard of conduct.

     (c) Benefit. Indemnification provided hereunder shall, in the case of the death of the person entitled to indemnification, inure to the benefit of such person's heirs, executors or other lawful representatives. The invalidity or unenforceability of any provision of this Section 14 shall not affect the validity or enforceability of any other provision of this Section 14.

     (d) Certain Actions; Presumption of Standard of Conduct. Any action taken or omitted to be taken by any director, officer or employee in good faith and in compliance with or pursuant to any order, determination, approval or permission made or given by a commission, board, official or other agency of the United States or of any state or other governmental authority with respect to the property or affairs of the Corporation or any such business corporation, not-for-profit corporation, joint venture, trade association or other entity over which such commission, board, official or agency has jurisdiction or authority or purports to have jurisdiction or authority shall be presumed to be in compliance with the standard of conduct set forth in Section 490.851 (or any successor provision) of the Iowa Business Corporation Act whether or not it may thereafter be determined that such order, determination, approval or permission was unauthorized, erroneous, unlawful or otherwise improper.

     (e) Litigation; Presumption of Standard of Conduct. Unless finally determined, the termination of any litigation, whether by judgment, settlement, conviction or upon a plea of nolo contendere, or its


                                     VII-7
equivalent, shall not create a presumption that the action taken or omitted to be taken by the person seeking indemnification did not comply with the standard of conduct set forth in Section 490.851 (or successor provision) of the Iowa Business Corporation Act.

     (f) Non-Exclusivity of Rights. The rights conferred on any person by this
Section 14 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

     (g) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any such director, officer or employee of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Iowa Business Corporation Act.

     Section 15. Action by Directors Without a Meeting. Any action required to be taken at a meeting of the Board of Directors or a committee of directors and any other action which may be taken at a meeting of the Board of Directors or a committee of directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or all of the members of the committee of directors, as the case may be, entitled to vote with respect to the subject matter thereof.

     Section 16. Telephonic Meetings. Unless otherwise restricted by the Articles of Incorporation or these bylaws, members of the Board of Directors may participate in a meeting of the Board of Directors, or any committee thereof, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.


                                  ARTICLE IV.


                                   OFFICERS.

     Section 1. Number and Qualifications. The officers of the Corporation shall include the Chairman of the Board, the President, one or more Vice Presidents, the Chief Financial Officer, the General Counsel, the Treasurer, the Controller and the Secretary. Any two or more offices may be held by the same person. Such officers shall be appointed from time to time by the Board or by the Chairman of the Board, each to hold office until his successor shall have been duly elected or appointed and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these bylaws. The Board may from time to time appoint, or the Chairman of the Board may appoint, such other officers (including one or more Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers), and such agents as may be necessary or desirable for the business of the corporation. Such other officers and agents shall have duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

     Section 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3. Removal. Any officer or agent of the Corporation may be removed, either with or without cause, at any time, by the Chairman of the Board or by the vote of the majority of the entire Board at any meeting of the Board. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

     Section 4. Vacancies. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these bylaws for the regular elections or appointment to such office.


                                     VII-8

     Section 5. The Chairman of the Board. The Chairman of the Board shall be the Chief Executive Officer and shall have general and active supervision and direction over the management of the Corporation's business and over the President and Chief Operating Officer and all of the Corporation's other officers, agents and employees. The Chairman of the Board shall, if present, preside at each meeting of the shareholders and of the Board and shall be an ex officio member of all committees of the Board. The Chairman of the Board shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to him by the Board.

     Section 6. The President. Unless the President's duties are otherwise modified by the Chairman of the Board, the President shall, in consultation with and subject to the direction of the Chairman of the Board, have general and active management of the operations and business of the Corporation and general and active supervision and direction over the affairs of the Corporation and over all of its other officers, agents and employees (except the Chairman of the Board and Chief Executive Officer). The President shall be the Corporation's Chief Operating Officer and shall see that all duties of subordinate officers are properly performed and that their responsibilities are properly discharged. In performing such duties, the President shall report directly to the Chairman of the Board and shall consult with the Chairman of the Board and be subject to the direction of the Chairman of the Board regarding significant decisions and strategic options of the Corporation. At the request of the Chairman of the Board, or in the case of his absence or inability to act, the President shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the Chairman of the Board. He shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Chairman of the Board and by these By-Laws.

     Section 7. Vice Presidents. Each Vice President shall have such powers and perform all such duties as from time to time may be assigned to him by the Board or by the Chairman of the Board.

     Section 8. The Chief Financial Officer. The Chief Financial Officer shall:

     (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

     (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and have control of all books of account of the Corporation;

     (c) cause all moneys and other valuables to be deposited to the credit of the Corporation in such depositaries as may be designated by the Board;

     (d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

     (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor;

     (f) render the Chairman of the Board, the President and the Board, whenever the Board or the Chairman of the Board may require, an account of the financial condition of the Corporation; and

     (g) in general, perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the Board or by the Chairman of the Board.

     Section 9. The Secretary. The Secretary shall:

     (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board, the committees of the Board and the shareholders;

     (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

       (c) be custodian of the records of the Corporation;

     (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and


                                     VII-9

     (e) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or by the Chairman of the Board.


     Section 10. Officers' Bonds or Other Security. If required by the Board, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board may require.


     Section 11. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board; provided, however, that the Board may delegate to the Chairman of the Board the power to fix the compensation of officers and agents appointed by the Chairman of the Board. An officer of the corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation, but any such officer who shall also be a director shall not have any vote in the determination of the amount of compensation paid to him.



                                   ARTICLE V.



                              STOCK CERTIFICATES.


     Section 1. Registrars and Transfer Agents. The Board of Directors shall determine the form of and provide for the issue, registration and transfer of the stock certificates representing stock of the Corporation, and may appoint registrars and transfer agents, who may be natural persons or corporations. The office of any transfer agent or registrar may be maintained within or without the State of Iowa.


     Section 2. Signatures. Any stock certificates issued by the Corporation shall bear the signatures of the Chairman of the Board of Directors (if there be one), or the President or any Vice President and of the Secretary or any Assistant Secretary and such officers are hereby authorized and empowered to sign such certificates when the issuance thereof has been duly authorized by the Board of Directors; provided, however, that if certificates representing shares of any class or series of stock issued by the Corporation are countersigned by manual signature by a transfer agent, other than the Corporation or its employee, or registered by manual signature by a registrar, other than the Corporation or its employee, any other signature on such certificate may be a facsimile, engraved, stamped or printed. In case any person who is an officer who has signed or whose facsimile signature has been placed upon such certificate representing stock of the Corporation shall cease to be such officer of the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person was such officer at the date of its issue.


     Section 3. Transfers. Transfers of shares shall be made on the books of the Corporation only by the registered owner thereof (or the legal representative of such owner, upon satisfactory proof of authority therefor), or by the attorney of such owner lawfully constituted in writing by documents filed with the Secretary or transfer agent of the Corporation, and only upon surrender of the certificate to be transferred, or delivery of an order of such owner if such shares are not represented by a certificate, and payment of applicable taxes with respect to such transfer, unless otherwise ordered by the Board of Directors.


     Section 4. Lost or Destroyed Certificates. New certificates may be issued to replace lost, stolen or destroyed certificates, upon such terms and conditions as the Board of Directors may prescribe.


     Section 5. Rights of Registered Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered or shown on its books as the owner of shares of its stock to receive dividends or any other distribution thereon, or to vote such shares, and to treat such person as the owner of such shares for all purposes and the Corporation shall not be bound to recognize any equitable or other claim to or interest in its shares on the part of any person other than the registered or record owner thereof, whether or not it shall have notice thereof.


                                     VII-10

                                  ARTICLE VI.


                              GENERAL PROVISIONS.

     Section 1. Execution of Contracts. Except as otherwise required by statute, the Articles of Incorporation or these bylaws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. Unless authorized by the Board or expressly permitted by these bylaws, an officer or agent or employee shall not have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or to any amount.

     Section 2. Loans. Unless the Board shall otherwise determine, either (a) the President or the Chairman of the Board, or (b) any Vice President, the Chief Financial Officer, the Treasurer or the Secretary, together with the President or the Chairman of the Board, may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidence of indebtedness of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation, except when authorized by the Board.


     Section 3. Checks, Drafts, etc. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board.

     Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation, or in such manner as the Board may determine by resolution.

     Section 5. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these bylaws, as it may deem expedient.

     Section 6. Proxies in Respect of Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board, the Chairman of the Board, the President or a Vice President may from time to time appoint an attorney or attorneys or agent or agents, of the Corporation, in the name and on behalf of the Corporation to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, any of the stock or other securities of which may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation all such written proxies or other instruments as he may deem necessary or proper.

     Section 7. Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

     Section 8. Annual Report. As soon as practicable after the close of each fiscal year, the Board of Directors shall cause an annual report of the business and affairs of the Corporation to be made to the shareholders.

     Section 9. No Corporate Seal. The Corporation shall have no corporate seal.

                                     VII-11

                                  ARTICLE VII.


                                  AMENDMENTS.


     These bylaws may be altered, amended or repealed and new bylaws may be adopted by vote of a majority of the number of directors fixed by these bylaws at any regular or special meeting of the Board of Directors or by the affirmative vote of holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors at any annual meeting or at any special meeting provided notice of such proposed alteration or repeal be included in the notice of meeting.


                                     VII-12

    |     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.      |

                      MIDAMERICAN ENERGY HOLDINGS COMPANY
               PROXY SOLICITED BT THE BOARD OF DIRECTORS FOR THE
    SPECIAL MEETING OF SHAREHOLDERS OF MIDAMERICAN ENERGY HOLDINHS COMPANY
                               OCTOBER 30, 1998

         The undersigned shareholders of MidAmerican Energy Holdings Company, an Iowa corporation ("MidAmerican"), hereby appoints S.J. Bright, A.L. Wells and P.J. Leighton, and each of them, the lawful proxies of the undersigned, with full powers of substitution and revocation, to vote on behalf of the undersigned all shares of MidAmerican common stock, no par value (the "MidAmerican Common Stock"), which the undersigned is entitled to vote at the special meeting of the shareholders of MidAmerican to be held on October 20, 1998 (the "MidAmerican Special Meeting"), at 10:00 a.m. local time at the Polk County Convention Complex, 501 Grand Avenue, Des Moines, Iowa, and at any and all adjournments and postponements thereof, upon all matters presented before the MidAmerican Special Meeting, and does hereby ratify and confirm all that said proxies or their substitutes may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of the MidAmerican Special Meeting and hereby instructs said proxies to vote such shares of MidAmerican Common Stock as indicated hereon.

         THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AND VOTED IN ACCORDANCE WITH THE MANNER DIRECTED BY THE SHAREHOLDER. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, EXECUTED PROXIES WILL BE VOTED FOR APPROVAL OF THE MERGER, AS DEFINED BELOW, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MIDAMERICAN SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.


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  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY
  URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. YOUR
         VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
-------------------------------------------------------------------------------

    |     PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.      |

1. Approve and adopt the Agreement and Plan of Merger, dated as of August 11, 1998 (the "Merger Agreement"), by and among MidAmerican, CalEnergy Company, Inc. ("CalEnergy") and certain subsidiaries of CalEnergy whereby (i) a subsidiary of CalEnergy will merge with and into MidAmerican, which will thereupon become a subsidiary of CalEnergy (the "Merger"), and (ii) each shareholder of MidAmerican will be entitled to receive $27.15 in cash for each share of MidAmerican Common Stock owned by such shareholder.

  THE BOARD OF DIRECTORS OF MIDAMERICAN RECOMMENDS A VOTE FOR THIS PROPOSAL.

              FOR                   AGAINST               ABSTAIN
              [ ]                     [ ]                  [ ]

2. To transact such other business as may properly come before the MidAmerican Special Meeting or any adjournment thereof.


                                            Date:                         ,1998
                                                 -------------------------

                                            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature (if held jointly)
                                            Please sign exactly as your name(s)
                                            appears on the stock certificate.
                                            If joint owners, both owners should
                                            sign this Proxy. When signing as
                                            attorney-in-fact, executor,
                                            administrator, trustee, guardian or
                                            corporate officer, please give your
                                            full title as such. If a
                                            corporation please sign in full
                                            corporate name by duly authorized
                                            officer. If a partnership, please
                                            sign in partnership name by an
                                            authorized person.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.